UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-22311
Schwab Strategic Trust
(Exact name of registrant as specified in charter)
211 Main Street, San Francisco, California 94105
(Address of principal executive offices) (Zip code)
Marie Chandoha
Schwab Strategic Trust – Schwab U.S. REIT ETF and Schwab Fundamental Index ETFs
211 Main Street, San Francisco, California 94105
(Name and address of agent for service)
Registrant’s telephone number, including area code: (415) 636-7000
Date of fiscal year end: February 28
Date of reporting period: February 28, 2014

Item 1: Report(s) to Shareholders.

Annual report dated February 28, 2014, enclosed.

Schwab U.S. REIT ETFtm

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Schwab U.S. REIT ETFtm

Annual Report
February 28, 2014

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In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: SEI Investments Distribution Co. (SIDCO).

The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Charles Schwab & Co., Inc. The Industry classifications used in the schedule of Portfolio Holdings are sub-categories of Sector classifications.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabetfs.com.

Total Returns for the 12 Months Ended February 28, 2014

Schwab U.S. REIT ETFtm (Ticker Symbol: SCHH)

Market Price Return[1]	5.98%
NAV Return[1]	6.08%
Dow Jones U.S. Select REIT Index	6.20%
ETF Category: Morningstar Real Estate[2]	4.43%

Performance Details	pages 6-7

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.

Index ownership —“Standard & Poor’s” and “S&P” are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and “Dow Jones” is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and its affiliates and sublicensed for certain purposes by CSIM. The “Dow Jones U.S. U.S. Select REIT Index” is a product of S&P Dow Jones Indices LLC or its affiliates, and has been licensed for use by CSIM. The Schwab U.S. REIT ETF is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product.

[1]	Since ETFs are baskets of securities that trade on a stock exchange, ETF performance must be shown based on both a market price and NAV basis. The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.

2 Schwab U.S. REIT ETF

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the fund covered in this report.

Dear Shareholder,

As President and CEO of Charles Schwab Investment Management, Inc., I’d like to thank you for trusting us to help you meet your investment goals, and for reading this annual report about the Schwab U.S. REIT ETF. This fund is designed to track the Dow Jones U.S. Select REIT Index, while providing the benefits of an ETF, including transparency, intraday trading, and potential tax efficiency.

Turning to the 12-month reporting period ended February 28, 2014, the fund’s returns were in line with the 6.2% total return of the index. U.S. REITs fared well early in the reporting period, helped by generally improving property fundamentals and rising occupancy rates. However, these securities declined shortly thereafter amid concern that the Federal Reserve would announce plans to “taper” its stimulative economic policies. Market sentiment shifted yet again in early 2014, with U.S. REITs rallying amid healthy operating results and generally solid earnings reports, in spite of the Fed beginning to taper its policies.

Within this environment, the performance of U.S. REITs varied considerably from one sub-industry to another. Hotel and Resort REITs were some of the better performers and generated positive overall returns. By comparison, Health Care REITs were some of the worst performers, producing negative overall returns.

 Asset Class Performance Comparison % returns during the 12 months ended 2/28/2014

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

25.37%	S&P 500® Index: measures U.S. large-cap stocks

6.20%	Dow Jones U.S. Select REIT Index: measures U.S. real estate investment trusts (REITs)

19.28%	MSCI EAFE® Index (Net): measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

0.15%	Barclays U.S. Aggregate Bond Index: measures the U.S. bond market

For index definitions, please see the Glossary.

Data source: Index provider websites and Charles Schwab Investment Management, Inc.

Nothing in this report represents a recommendation of a security by the investment adviser.

Management views and portfolio holdings may have changed since the report date.

Schwab U.S. REIT ETF 3

From the President continued

Turning to the 12-month reporting period ended February 28, 2014, the fund’s returns were in line with the 6.2% total return of the index.

For more information about the Schwab U.S. REIT ETF, please continue reading this report. In addition, you can find further details about this ETF and about ETF investing by visiting www.schwabetfs.com, or by contacting us at 1-800-435-4000.

Sincerely,

Indices are unmanaged, do not incur management fees, costs and expenses, and cannot be invested in directly. Index return figures assume dividends and distributions were reinvested. Past performance is not an indication of future results.

4 Schwab U.S. REIT ETF

Fund Management

Agnes Hong, CFA, Managing Director and Head of Passive Equity Strategies, leads the portfolio management teams of Schwab’s index mutual funds and equity ETFs. She also has overall responsibility for all aspects of the management of the fund. Prior to joining CSIM in 2009, Ms. Hong spent five years as a portfolio manager at Barclays Global Investors (subsequently acquired by BlackRock), where she managed institutional index funds and quantitative active funds. Prior to that, Ms. Hong worked in management consulting and product management, servicing global financial services clients.

Ferian Juwono, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. Prior to joining CSIM in 2010, Mr. Juwono worked at BlackRock (formerly Barclays Global Investors), where he spent over three years as a portfolio manager, managing equity index funds for institutional clients, and nearly two years as a senior business analyst. Prior to that, Mr. Juwono worked for over four years as a senior financial analyst with Union Bank of California.

Chuck Craig, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. Prior to joining CSIM in 2012, Mr. Craig worked at Guggenheim Funds (formerly Claymore Group), where he spent over five years as a managing director of portfolio management and supervision, and three years as vice president of product research and development. Prior to that, he worked as an equity research analyst at First Trust Portfolios (formerly Niké Securities), and a trader and analyst at PMA Securities, Inc.

Schwab U.S. REIT ETF 5

Schwab U.S. REIT ETF™

The Schwab U.S. REIT ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Select REIT Index (the index). The index is a float-adjusted market capitalization-weighted index comprised of real estate investment trusts (REITs). The index generally includes REITs that own and operate income-producing commercial and/or residential real estate, derive at least 75% of the REIT’s total revenue from the ownership and operation of real estate assets, and have a minimum total market capitalization of $200 million at the time of its inclusion. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

For the 12-month reporting period ended February 28, 2014, the fund closely tracked the index. The fund’s market price return was 5.98% and its NAV return was 6.08% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned 6.20% for the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the trading and management costs incurred by the fund and not the index.

Market Highlights. U.S. REITs generated moderate returns for the 12-month reporting period. Concerns about the potential for the Federal Reserve to “taper” its stimulative economic policies, worries about higher U.S. interest rates, and relatively sluggish economic growth kept REITs from rallying as sharply as the broader stock market. Within the index, Hotel and Resort REITs outperformed other sub-industries for the period, while the only sub-industry that generated negative overall returns was Health Care REITs.

Contributors and Detractors. Residential REITs, which include companies or trusts that are involved with residential properties such as multifamily homes, apartments, and student housing were the biggest contributors to the fund’s total return. Residential REITs represented an average weight of approximately 18% of the fund for the reporting period, and returned approximately 7%. One significant contributor in this sub-industry was Equity Residential, a real estate investment trust that acquires, develops, and manages apartment complexes. The fund’s Equity Residential holdings returned approximately 10% for the 12-month reporting period.

Hotel and Resort REITs, which represented an average weight of approximately 6% of the fund, also provided a meaningful total return contribution. The fund’s Hotel and Resort REITs returned approximately 23%, reflecting the overall performance of companies or trusts engaged in activities involving hotel and resort properties. One significant contributor in this sub-industry was Host Hotels and Resorts, which holds controlling interests in upscale hotel lodging properties. The fund’s Host Hotels and Resorts holdings returned roughly 21%.

Health Care REITs were the biggest detractors from the fund’s total return. Health Care REITs include companies or trusts that are engaged in activities concerning properties that serve the health care industry, including assisted living properties, hospitals, and nursing homes. Health Care REITs represented an average weight of approximately 15% of the fund for the reporting period, and returned approximately -10%. One significant detractor within this sub-industry was HCP, Inc., which invests in properties throughout the U.S. that are related to the Health Care sub-industry. The fund’s HCP, Inc. holdings returned approximately -17%.

Industrial REITs, which represented an average weight of approximately 6% of the fund for the 12-month reporting period, returned roughly 11%, and were relatively weak contributors to the fund’s total return as compared to other sub-industries. Industrial REITs include companies or trusts that are involved in the acquisition, development, ownership, leasing, management, and operation of industrial properties. One limited contributor within this sub-industry was EastGroup Properties, Inc., which acquires and develops industrial properties in the U.S. The fund’s EastGroup Properties, Inc. holdings returned approximately 13%.

As of 02/28/14:

 Statistics

Number of Holdings	87
Weighted Average Market Cap ($ x 1,000,000)	$15,782
Price/Earnings Ratio (P/E)	49.6
Price/Book Ratio (P/B)	2.3
Portfolio Turnover Rate[1]	11%

 Sector Weightings % of Investments

Specialized REITs	27.4%
Retail REITs	25.8%
Residential REITs	18.3%
Office REITs	15.2%
Diversified REITs	7.3%
Industrial REITs	5.8%
Other	0.2%
Total	100.0%

 Top Equity Holdings % of Net Assets2

Simon Property Group, Inc.	10.7%
Public Storage	5.3%
ProLogis, Inc.	4.4%
Equity Residential	4.2%
Ventas, Inc.	3.9%
HCP, Inc.	3.8%
Boston Properties, Inc.	3.7%
Health Care REIT, Inc.	3.6%
Vornado Realty Trust	3.6%
AvalonBay Communities, Inc.	3.4%
Total	46.6%

Management views and portfolio holdings may have changed since the report date.

An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.

Source of Sector Classification: S&P and MSCI.

[1]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[2]	This list is not a recommendation of any security by the investment adviser.

6 Schwab U.S. REIT ETF

 Schwab U.S. REIT ETFtm

Performance and Fund Facts as of 02/28/14

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabetfs.com.

January 13, 2011 – February 28, 2014
Performance of Hypothetical
$10,000 Investment1

 Average Annual Total Returns1

Fund and Inception Date	1 Year	3 Years	Since Inception*

Fund: Schwab U.S. REIT ETFtm (1/13/11)
Market Price Return[2]	5.98%	9.22%	11.72%
NAV Return[2]	6.08%	9.26%	11.73%
Dow Jones U.S. Select REIT Index	6.20%	9.41%	11.89%
ETF Category: Morningstar Real Estate[3]	4.43%	8.88%	11.12%

Fund Expense Ratio4: 0.07%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.

Investing in REITs may pose additional risks such as real estate industry risk, interest rate risk and liquidity risk. The Schwab U.S. REIT ETFtm is non-diversified and may invest in securities of relatively few issuers. As a result, the fund may experience increased volatility.

Index ownership —“Standard & Poor’s” and “S&P” are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and “Dow Jones” is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and its affiliates and sublicensed for certain purposes by Charles Schwab Investment Management, Inc. (CSIM). The “The Dow Jones U.S. Select REIT Index“ is a product of S&P Dow Jones Indices LLC or its affiliates, and has been licensed for use by CSIM. The Schwab U.S. REIT ETF is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product.

*	Inception represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Since ETFs are baskets of securities that trade on a stock exchange, ETF performance must be shown based on both a market price and NAV basis. The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.

Schwab U.S. REIT ETF 7

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you may incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares; and, (2) ongoing costs, including management fees and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in the fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning September 1, 2013 and held through February 28, 2014.

Actual Return line in the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for the fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Return line in the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, including any brokerage commissions you may pay when purchasing or selling shares of the fund. Therefore, the hypothetical return line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 9/1/13	at 2/28/14	9/1/13–2/28/14

Schwab U.S. REIT ETFtm
Actual Return	0.07%	$1,000.00	$1,115.80	$0.37
Hypothetical 5% Return	0.07%	$1,000.00	$1,024.45	$0.35

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for the fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 days of the period, and divided by 365 days of the fiscal year.

8 Schwab U.S. REIT ETF

Schwab U.S. REIT ETF™

Financial Statements

Financial Highlights

	3/1/13–	3/1/12–	3/1/11–	1/12/11[1]–
	2/28/14	2/28/13	2/29/12	2/28/11

Per-Share Data ($)

Net asset value at beginning of period	31.96	28.30	27.28	25.00

Income (loss) from investment operations:
Net investment income (loss)	0.80	0.72	0.65	0.06
Net realized and unrealized gains (losses)	1.08	3.71	0.98	2.22

Total from investment operations	1.88	4.43	1.63	2.28
Less distributions:
Distributions from net investment income	(0.78)	(0.77)	(0.61)	—

Net asset value at end of period	33.06	31.96	28.30	27.28

Total return (%)	6.08	15.83	6.15	9.12	[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Total expenses	0.07	0.10 [3]	0.13	0.13	[4]
Net investment income (loss)	2.52	2.43	2.50	3.82	[4]
Portfolio turnover rate[5]	11	7	5	—	[2]
Net assets, end of period ($ x 1,000)	790,052	466,567	277,370	69,566

1 Commencement of operations.
2 Not annualized.
3 Effective September 20, 2012, the annual operating expense ratio was reduced. The ratio presented for the period ended 2/28/13 is a blended ratio.
4 Annualized.
5 Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

See financial notes 9

 Schwab U.S. REIT ETF

Portfolio Holdings as of February 28, 2014

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website at www.schwabetfs.com.

			Cost	Value
Holdings by Category			($)	($)

99.9%		Common Stock	749,517,648	789,395,177
0.2%		Other Investment Companies	1,748,900	1,770,145

100.1%		Total Investments	751,266,548	791,165,322
(0	.1)%	Other Assets and Liabilities, Net		(1,113,318)

100.0%		Net Assets		790,052,004

	Number	Value
Security	of Shares	($)

Common Stock 99.9% of net assets

Diversified REITs 7.3%
Cousins Properties, Inc.	299,706	3,461,604
Duke Realty Corp.	552,308	9,278,774
First Potomac Realty Trust	99,990	1,267,873
Liberty Property Trust	248,560	9,509,906
PS Business Parks, Inc.	33,460	2,811,309
Vornado Realty Trust	294,974	28,403,047
Washington REIT	113,053	2,843,283

		57,575,796

Industrial REITs 5.8%
DCT Industrial Trust, Inc.	540,618	4,281,694
EastGroup Properties, Inc.	51,624	3,202,753
First Industrial Realty Trust, Inc.	168,265	3,237,419
Prologis, Inc.	846,128	34,852,012

		45,573,878

Office REITs 15.2%
Alexandria Real Estate Equities, Inc.	120,934	8,761,668
BioMed Realty Trust, Inc.	324,562	6,711,942
Boston Properties, Inc.	259,347	29,158,383
Brandywine Realty Trust	267,292	3,915,828
CommonWealth REIT	189,693	5,150,165
Corporate Office Properties Trust	147,224	3,926,464
Digital Realty Trust, Inc.	217,490	11,779,259
Douglas Emmett, Inc.	219,880	5,921,368
DuPont Fabros Technology, Inc.	110,418	2,932,702
Franklin Street Properties Corp.	150,570	1,885,136
Highwoods Properties, Inc.	152,960	5,768,122
Kilroy Realty Corp.	138,620	7,973,422
Mack-Cali Realty Corp.	147,702	3,286,370
Parkway Properties, Inc.	113,360	2,089,225
Piedmont Office Realty Trust, Inc., Class A	283,856	4,905,032
SL Green Realty Corp.	160,869	15,979,118

		120,144,204

Residential REITs 18.3%
American Campus Communities, Inc.	177,338	6,550,866
American Homes 4 Rent, Class A	78,320	1,282,882
Apartment Investment & Management Co., Class A	248,009	7,412,989
Associated Estates Realty Corp.	95,122	1,626,586
AvalonBay Communities, Inc.	206,250	26,600,062
BRE Properties, Inc.	130,972	8,090,140
Camden Property Trust	144,834	9,660,428
Education Realty Trust, Inc.	196,936	1,857,106
Equity Lifestyle Properties, Inc.	134,318	5,406,300
Equity Residential	568,520	33,241,364
Essex Property Trust, Inc.	64,360	10,764,210
Home Properties, Inc.	96,078	5,662,837
Mid-America Apartment Communities, Inc.	126,503	8,556,663
Post Properties, Inc.	92,184	4,473,690
Sun Communities, Inc.	56,404	2,597,968
UDR, Inc.	425,806	10,990,053

		144,774,144

Retail REITs 25.8%
Acadia Realty Trust	94,166	2,490,691
CBL & Associates Properties, Inc.	289,111	5,143,285
Cedar Realty Trust, Inc.	112,555	692,213
DDR Corp.	494,650	8,221,083
Equity One, Inc.	106,116	2,461,891
Federal Realty Investment Trust	110,057	12,250,445
General Growth Properties, Inc.	912,448	20,092,105
Glimcher Realty Trust	247,604	2,409,187
Inland Real Estate Corp.	141,488	1,515,336
Kimco Realty Corp.	693,100	15,428,406
Kite Realty Group Trust	222,895	1,377,491
Pennsylvania Real Estate Investment Trust	117,588	2,205,951
Ramco-Gershenson Properties Trust	110,896	1,851,963
Regency Centers Corp.	156,306	7,935,656
Rouse Properties, Inc.	56,116	1,050,491
Saul Centers, Inc.	22,044	1,024,385
Simon Property Group, Inc.	526,172	84,866,282
Tanger Factory Outlet Centers, Inc.	159,652	5,477,660
Taubman Centers, Inc.	107,550	7,576,897
The Macerich Co.	238,613	14,347,800
Weingarten Realty Investors	189,766	5,787,863

		204,207,081

Specialized REITs 27.5%
Ashford Hospitality Prime, Inc.	35,372	592,481
Ashford Hospitality Trust, Inc.	115,676	1,293,258
CubeSmart	220,836	3,866,838
DiamondRock Hospitality Co.	332,688	4,198,523
Extra Space Storage, Inc.	186,645	9,164,270
FelCor Lodging Trust, Inc.	193,594	1,686,204
HCP, Inc.	773,706	29,996,582
Health Care REIT, Inc.	489,651	28,762,100
Healthcare Realty Trust, Inc.	161,569	3,872,809

10 See financial notes

 Schwab U.S. REIT ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Hersha Hospitality Trust	325,550	1,829,591
Hospitality Properties Trust	251,906	6,675,509
Host Hotels & Resorts, Inc.	1,281,411	25,205,354
LaSalle Hotel Properties	176,139	5,520,196
LTC Properties, Inc.	58,794	2,215,358
Pebblebrook Hotel Trust	105,160	3,495,518
Public Storage	245,121	41,425,449
Senior Housing Properties Trust	318,348	7,099,160
Sovran Self Storage, Inc.	54,014	3,996,496
Sunstone Hotel Investors, Inc.	308,886	4,176,139
Universal Health Realty Income Trust	21,988	936,249
Ventas, Inc.	498,350	31,111,990

		217,120,074

Total Common Stock
(Cost $749,517,648)		789,395,177

Other Investment Companies 0.2% of net assets

Equity Fund 0.0%
SPDR Dow Jones REIT ETF	3,200	249,312

Money Market Fund 0.2%
State Street Institutional U.S. Government Money Market Fund, Institutional Class 0.00% (a)	1,520,833	1,520,833

Total Other Investment Companies
(Cost $1,748,900)		1,770,145

End of Investments

At 02/28/14, the tax basis cost of the fund’s investments was $751,977,623 and the unrealized appreciation and depreciation were $48,887,674 and ($9,699,975), respectively, with a net unrealized appreciation of $39,187,699.

(a)	The rate shown is the 7-day yield.

ETF —	Exchange Traded Fund
REIT —	Real Estate Investment Trust

The following is a summary of the inputs used to value the fund’s investments as of February 28, 2014 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Other Significant	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$789,395,177	$—	$—	$789,395,177
Other Investment Companies[1]	1,770,145	—	—	1,770,145

Total	$791,165,322	$—	$—	$791,165,322

[1]	As categorized in Portfolio Holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended February 28, 2014.

See financial notes 11

 Schwab U.S. REIT ETF

Statement of
Assets and Liabilities
As of February 28, 2014

Assets

Investments, at value (cost $751,266,548)		$791,165,322
Receivables:
Fund shares sold		103,560,249
Dividends	+	324,433

Total assets		895,050,004

Liabilities

Payables:
Investments bought		104,993,845
Investment adviser fees		4,155

Total liabilities		104,998,000

Net Assets

Total assets		895,050,004
Total liabilities	—	104,998,000

Net assets		$790,052,004

Net Assets by Source
Capital received from investors		750,868,375
Net investment income not yet distributed		1,612,310
Net realized capital losses		(2,327,455)
Net unrealized capital appreciation		39,898,774

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$790,052,004		23,900,000		$33.06

12 See financial notes

 Schwab U.S. REIT ETF

Statement of
Operations
For the period March 1, 2013 through February 28, 2014

Investment Income

Dividends		$14,762,365
Interest	+	10

Total investment income		14,762,375

Expenses

Investment adviser fees		398,895

Total expenses	−	398,895

Net investment income		14,363,480

Realized and Unrealized Gains (Losses)

Net realized losses on investments		(1,738,305)
Net realized gains on in-kind redemptions	+	9,182,610

Net realized gains		7,444,305
Net change in unrealized appreciation (depreciation) on investments	+	7,893,159

Net realized and unrealized gains		15,337,464

Increase in net assets resulting from operations		$29,700,944

See financial notes 13

 Schwab U.S. REIT ETF

Statements of
Changes in Net Assets
For the current and prior report periods

Operations

3/1/13-2/28/14			3/1/12-2/28/13
Net investment income		$14,363,480	$8,649,882
Net realized gains		7,444,305	13,507,377
Net change in unrealized appreciation (depreciation)	+	7,893,159	26,002,721

Increase in net assets resulting from operations		29,700,944	48,159,980

Distributions to Shareholders

Distributions from net investment income		($13,544,625)	($8,847,056)

Transactions in Fund Shares

		3/1/13-2/28/14		3/1/12-2/28/13
		SHARES	VALUE	SHARES	VALUE
Shares sold		11,200,000	$367,726,254	8,700,000	$266,668,088
Shares redeemed	+	(1,900,001)	(60,397,404)	(3,900,000)	(116,783,827)

Net transactions in fund shares		9,299,999	$307,328,850	4,800,000	$149,884,261

Shares Outstanding and Net Assets

		3/1/13-2/28/14		3/1/12-2/28/13
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		14,600,001	$466,566,835	9,800,001	$277,369,650
Total increase	+	9,299,999	323,485,169	4,800,000	189,197,185

End of period		23,900,000	$790,052,004	14,600,001	$466,566,835

Net investment income not yet distributed			$1,612,310		$793,455

14 See financial notes

 Schwab U.S. REIT ETF

Financial Notes

1. Business Structure of the Fund

Schwab U.S. REIT ETF is a series of Schwab Strategic Trust (the “trust”), a no-load, open-end management investment company. The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the operational funds in the trust as of the end of the period, including the fund discussed in this report, which is highlighted:

Schwab Strategic Trust (organized January 27, 2009)	Schwab Emerging Markets Equity ETF
Schwab U.S. REIT ETF	Schwab U.S. TIPS ETF
Schwab U.S. Broad Market ETF	Schwab Short-Term U.S. Treasury ETF
Schwab U.S. Large-Cap ETF	Schwab Intermediate-Term U.S. Treasury ETF
Schwab U.S. Large-Cap Growth ETF	Schwab U.S. Aggregate Bond ETF
Schwab U.S. Large-Cap Value ETF	Schwab Fundamental U.S. Broad Market Index ETF
Schwab U.S. Mid-Cap ETF	Schwab Fundamental U.S. Large Company Index ETF
Schwab U.S. Small-Cap ETF	Schwab Fundamental U.S. Small Company Index ETF
Schwab U.S. Dividend Equity ETF	Schwab Fundamental International Large Company Index ETF
Schwab International Equity ETF	Schwab Fundamental International Small Company Index ETF
Schwab International Small-Cap Equity ETF	Schwab Fundamental Emerging Markets Large Company Index ETF

The fund issues and redeems shares at its net assets value per share (“NAV”) only in large blocks of shares, typically 50,000 shares or more (“Creation Units”). These transactions are usually in exchange for a basket of securities and an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of the fund are not redeemable securities.

Individual shares of the fund trade on national securities exchanges and elsewhere during the trading day and can only be bought and sold at market prices throughout the trading day through a broker-dealer. Because fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the Securities Exchange Commission (“SEC”).

(a) Security Valuation:

Under procedures approved by the fund’s Board of Trustees (the “Board”), the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at halfway between the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.

•	Securities for which no quoted value is available: The Board has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a

 Schwab U.S. REIT ETF

Financial Notes (continued)

2. Significant Accounting Policies (continued):

price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the valuation procedures.

•	Short-term securities (60 days or less to maturity): Short-term securities are valued at amortized cost, which approximates market value.

•	Underlying funds: Mutual funds are valued at their respective NAVs. Exchange traded funds (“ETFs”) traded on a recognized securities exchange are valued at the last reported sale price that day or the official closing price, if applicable.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities and ETFs. Investments in mutual funds are valued daily at their NAV, and investments in ETFs are valued daily at the last reported sale price or the official closing price, which are classified as Level 1 prices.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

 Schwab U.S. REIT ETF

Financial Notes (continued)

2. Significant Accounting Policies (continued):

The levels associated with valuing the fund’s investments as of February 28, 2014 are disclosed in the Portfolio Holdings.

(b) Accounting Policies for certain Portfolio Investments (if held):

Securities Lending: Under the trust’s Securities Lending Program, the fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to have a value of at least 102% of the prior day’s market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities and is marked to market daily. The lending agent provides the fund with indemnification against borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. The cash collateral of securities loaned is invested in money market portfolios operating under Rule 2a-7 of the 1940 Act. Securities lending income, as disclosed in the fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent and broker rebates which are subject to adjustments pursuant to the securities lending agreement. On loans not collateralized by cash, a fee is received from the borrower, and is allocated between the fund and the lending agent. Costs and expenses, including agent fees, associated with securities lending activities under the trust’s Securities Lending Program paid to the unaffiliated lending agent are approximately 15% of the gross lending revenues.

As of February 28, 2014, the fund did not have any securities on loan.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains or losses from security transactions are based on the identified costs of the securities involved.

(d) Real Estate Investment Trusts:

The fund invests in real estate investment trusts (REITs) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital or realized gains, are recorded as a reduction to the cost of the individual REITs or as realized gains on investments, respectively.

(e) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the fund records certain foreign security dividends on the day it learns of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.

(f) Expenses:

Pursuant to the Investment Advisory Agreement (“Advisory Agreement”) between Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”) and the trust, the investment adviser will pay the operating expenses of the fund, excluding interest expense, taxes, any brokerage expenses, and extraordinary or non-routine expenses. Interest expense, taxes, any brokerage expenses and extraordinary or non-routine expenses that are specific to the fund are charged directly to the fund.

(g) Distributions to Shareholders:

The fund generally makes distributions from net investment income, if any, quarterly and from net realized capital gains, if any, once a year.

(h) Accounting Estimates:

The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

 Schwab U.S. REIT ETF

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(i) Federal Income Taxes:

The fund intends to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the fund distributes substantially all of its net investment income and realized net capital gains, if any, to its respective shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax.

(j) Indemnification:

Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss attributable to these arrangements to be remote.

3. Risk Factors:

Investing in the fund may involve certain risks, as discussed in the fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Market Risk. Stock and bond markets and the values of securities held by the fund rise and fall daily. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that the investors could lose money.

Investment Style Risk. The fund is not actively managed. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance is normally below that of the index.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Large-Cap Risk. The fund will invest in large-cap segments of the U.S. stock market. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap U.S. stocks fall behind other types of investments — mid- or small-cap stocks, for instance — the fund’s large-cap holdings could reduce performance.

Small- and Mid-Cap Risk. REITs and other real estate companies may be small- to medium- sized companies in relation to the equity markets as a whole. Historically, mid- and small-cap stocks have been riskier than large-cap stocks. Mid- and small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. During a period when mid- and small-cap stocks fall behind other types of investments — bonds or large-cap stocks, for instance — the fund’s small- and mid-cap holdings could reduce performance.

REITs Risk. In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts. Further, REITs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the fund. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses.

Real Estate Investment Risk. The fund has a policy of concentrating its investments in real estate companies and companies related to the real estate industry. As such, the fund is subject to risks associated with the direct ownership of real estate securities and an investment in the fund will be closely linked to the performance of the real estate markets. These risks include, among others, declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limits to accessing the credit or capital markets; defaults by borrowers or tenants, particularly during an economic downturn; and changes in interest rates.

 Schwab U.S. REIT ETF

Financial Notes (continued)

3. Risk Factors (continued):

Tracking Error Risk. As an index fund, the fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of the fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.

Non-Diversification Risk. The fund is non-diversified, which means that it may invest in securities of relatively few issuers. As a result, a single adverse economic, political or regulatory occurrence may have a more significant effect on the fund’s investments, and the fund may experience increased volatility.

Derivatives Risk. The fund may invest in derivative instruments. The principal types of derivatives the fund may use are futures contracts. A futures contract is an agreement to buy or sell a financial instrument at a specific price on a specific day. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as market risk and liquidity risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to leverage risk, credit risk, lack of availability risk, valuation risk, correlation risk and tax risk. Leverage risk is the risk that use of derivatives may magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. Credit risk is the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. These risks could cause the fund to lose more than the principal amount invested.

Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class (including the real estate industry, as described above), the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Liquidity Risk. A particular investment may be difficult to purchase or sell. The fund may be unable to sell illiquid securities at an advantageous time or price.

Securities Lending Risk. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

Market Trading Risk. Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares.

Shares of the Fund May Trade at Prices Other Than NAV. Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the fund will approximate the fund’s NAV, there may be times when the market price and the NAV vary significantly. Investors may pay more than NAV when they buy shares of the fund in the secondary market, and may receive less than NAV when they sell those shares in the secondary market. (See “Frequency Distribution of Discounts and Premiums” in the “Other Information” section of this report for an overview showing the frequency at which the daily closing price was at a discount or a premium to the fund’s daily NAV.)

Lack of Government Insurance or Guarantee. An investment in the fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.

4. Affiliates and Affiliated Transactions:

CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser pursuant to an Advisory Agreement between CSIM and the trust.

For its advisory services to the fund, CSIM is entitled to receive an annual fee, payable monthly, equal to 0.07% of the fund’s average daily net assets.

 Schwab U.S. REIT ETF

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Certain Schwab funds may own shares of other Schwab Funds. As of February 28, 2014, the percentage of outstanding shares of the fund owned by other Schwab funds is less than 1.0% for each fund.

Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions with other Schwab Funds including Schwab ETFs. All loans are for temporary or emergency purposes only. The interest rate to be charged on a loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board. The fund had no interfund borrowing or lending activity during the period.

5. Other Service Providers:

SEI Investments Distribution Co. is the principal underwriter and distributor of shares of the fund.

State Street Bank and Trust Company (“State Street”) serves as the fund’s transfer agent. As part of these services, the transfer agent maintains records pertaining to the sale, redemption and transfer of the fund’s shares.

State Street also serves as custodian and accountant for the fund. The custodian is responsible for the daily safekeeping of securities and cash held by the fund. The fund’s accountant maintains all books and records related to the fund’s transactions.

6. Board of Trustees:

The Board may include people who are officers and/or directors of CSIM or its affiliate. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees. For information regarding the trustees please refer to Trustees and Officers table at the end of this report.

7. Borrowing from Banks:

The fund has access to custodian overdraft facilities and to an uncommitted line of credit of $100 million with State Street. The fund pays interest on the amounts it borrows at rates that are negotiated periodically.

There were no borrowings from the line of credit by the fund during the period. However, the fund may have utilized its overdraft facility and incurred interest expense, which is disclosed on the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Purchases and Sales/Maturities of Investment Securities:

For the period ended February 28, 2014, purchases and sales/maturities of securities (excluding in-kind transactions and short-term obligations) were as follows:

Purchases of Securities	Sales/Maturities of Securities

$72,158,761	$63,863,601

9. In-Kind Transactions:

The consideration for the purchase of Creation Units of the fund generally consists of the in-kind deposit of a designated portfolio of equity securities, which constitutes an optimized representation of the securities involved in a relevant fund’s underlying index, and an amount of cash. Investors purchasing and redeeming Creation Units are subject to a standard creation transaction fee and a standard redemption transaction fee paid to the custodian to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are subject to an additional variable charge paid to the fund that will offset the transaction costs to the fund of buying or selling portfolio securities. In addition, purchasers and redeemers of shares in Creation Units are responsible for payment of the costs of transferring securities to or out of the fund. From time to time, CSIM may cover the cost of any transaction fees when believed to be in the best interests of the fund.

 Schwab U.S. REIT ETF

Financial Notes (continued)

9. In-Kind Transactions (continued):

The in-kind transactions for the period ended February 28, 2014 were as follows:

In-Kind Purchases of Securities	In-Kind Sales of Securities

$362,576,755	$56,908,758

For the period ended February 28, 2014, the fund realized net capital gains or losses resulting from in-kind redemptions of Creation Units. Because such gains or losses are not taxable to the fund and are not distributed to existing fund shareholders, the gains or losses are reclassified from accumulated net realized gains or losses to capital received from investors at the end of the fund’s tax year. These reclassifications have no effect on net assets or net asset values per share. The net realized in-kind gains or losses for the period ended February 28, 2014 are disclosed in the fund’s Statement of Operations.

10. Federal Income Taxes

As of February 28, 2014, the components of distributable earnings on a tax-basis were as follows:

Schwab U.S. REIT ETF

Undistributed ordinary income	$1,612,310
Undistributed long-term capital gains	—
Unrealized appreciation	48,887,674
Unrealized depreciation	(9,699,975)

Net unrealized appreciation (depreciation)	39,187,699

The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales.

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of February 28, 2014, the fund had capital loss carryforwards of $876,325 with no expiration*.

*	As a result of the passage of the Regulated Investment Company Modernization Act of 2010, capital losses incurred after December 31, 2010 may now be carried forward indefinitely, but must retain the character of the original loss. However, such losses must be utilized prior to the pre-enactment capital losses, which may increase the likelihood that the pre-enactment capital losses may expire unused. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital loss, irrespective of the character of the original loss.

For tax purposes, realized net capital losses and late-year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended February 28, 2014, the fund had capital losses deferred in the amount of $740,055.

The tax-basis components of distributions paid during the current and prior fiscal years were:

Schwab U.S. REIT ETF

Current period distributions
Ordinary Income	$13,544,625
Long-term capital gains	—

Prior period distributions
Ordinary Income	8,847,056
Long-term capital gains	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses, in-kind transactions, capital losses related to wash sales, and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

 Schwab U.S. REIT ETF

Financial Notes (continued)

10. Federal Income Taxes (continued):

The permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments have no impact on net assets or the results of operations. As of February 28, 2014, the fund made the following reclassifications:

Schwab U.S. REIT ETF

Capital shares	$9,153,422
Undistributed net investment income	—
Net realized gains and losses	(9,153,422)

For the period ended February 28, 2014, the fund reclassified $9,182,610 of non-taxable security gains and losses realized on the in-kind redemption of Creation Units (Note 9) as an increase or decrease to capital received from investors in the Statement of Assets and Liabilities.

As of February 28, 2014, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended February 28, 2014, the fund did not incur any interest or penalties.

11. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab U.S. REIT ETF

In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab U.S. REIT ETF (one of the funds constituting Schwab Strategic Trust, hereafter referred to as the “Fund”) at February 28, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
April 17, 2014

Other Information (unaudited)

Frequency Distribution of Discounts and Premiums
Market Price vs. NAV as of February 28, 2014

The following charts are provided to show the frequency at which the daily closing market price on the NYSE Arca, Inc. (“Exchange”), the secondary market for shares of the fund, was at a discount or premium to such fund’s daily NAV. The “Market Price” of the fund generally is determined using the midpoint between the highest bid and lowest offer on the Exchange, as of the time that the fund’s NAV is calculated. The fund’s Market Price may at times be at, above or below its NAV. The discount or premium is the percentage difference between the NAV and the Market Price of a fund. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of NAV. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of NAV. The NAV of the fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the fund will fluctuate in accordance with changes in its NAV, as well as supply and demand. The data presented below represents past performance and cannot be used to predict future results.

	Number of Days				Number of Days
	Market Price Above NAV				Market Price Below NAV
	0-49	50-99	100-199	>200	0-49	50-99	100-199	>200
	Basis	Basis	Basis	Basis	Basis	Basis	Basis	Basis
	Points	Points	Points	Points	Points	Points	Points	Points

Commencement of trading 1/13/11 through 2/28/14	523	—	—	—	161	—	—	—

Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds a meeting each year that is dedicated, in part, to considering whether to renew the investment advisory agreement between Schwab Strategic Trust (the “Trust”) and Charles Schwab Investment Management, Inc. (“CSIM”) (the “Agreement”) with respect to the existing funds in the Trust, including Schwab U.S. REIT ETF (the “Fund”), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Fund that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Fund at a meeting held on September 4, 2013, and approved the renewal of the Agreement with respect to the Fund for an additional one year term. The Board’s approval of the Agreement with respect to the Fund was based on consideration and evaluation of a variety of specific factors discussed at this meeting and at prior meetings, including:

1.	the nature, extent and quality of the services provided to the Fund under the Agreement, including the resources of CSIM and its affiliates dedicated to the Fund;

2.	the Fund’s investment performance and how it compared to that of certain other comparable exchange-traded funds;

3.	the Fund’s expenses and how those expenses compared to those of certain other comparable exchange-traded funds;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to the Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5.	the extent to which economies of scale would be realized as the Fund grows and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Fund and the resources of CSIM and its affiliates dedicated to the Fund. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered Schwab’s wide range of products, services, and channel alternatives such as free advice, investment research tools and Internet access and an array of account features that benefit the Fund and its shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the Fund’s shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Fund and the resources of CSIM and its affiliates dedicated to the Fund supported renewal of the Agreement with respect to the Fund.

Fund Performance. The Board considered the Fund’s performance in determining whether to renew the Agreement with respect to the Fund. Specifically, the Trustees considered the Fund’s performance relative to a peer category of other exchange-traded funds and appropriate indices/benchmarks, in light of total return, yield, if applicable, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of the Fund, the Trustees considered both risk and shareholder risk expectations for the Fund. The Trustees further considered the level of Fund performance in the context of its review of Fund expenses and adviser profitability discussed below. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Fund supported renewal of the Agreement with respect to the Fund.

Fund Expenses. With respect to the Fund’s expenses, the Trustees considered the rate of compensation called for by the Agreement, and the Fund’s operating expense ratio, in each case, in comparison to those of other comparable exchange-traded funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees also considered fees charged by CSIM to mutual funds that it manages. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable and supported renewal of the Agreement with respect to the Fund.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses. The Trustees also considered any other benefits derived by CSIM from its relationship with the Fund, such as whether, by virtue of its management of the Fund, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability with respect to the Fund under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Fund.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to the Fund’s shareholders by way of the relatively low advisory fee and unitary fee structure of the Fund. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Fund obtains reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Fund and concluded that the compensation under the Agreement with respect to the Fund is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

Trustees and Officers

The tables below give information about the trustees and officers for the Schwab Strategic Trust which includes the fund covered in this report. The “Fund Complex” includes the Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 97 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009.)	Retired/Private Investor (January 2009 – present); Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) and President, PIMCO Funds.	21	Director, PS Business Parks, Inc. (2005 – 2012).

Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012.)	CEO and Owner, Kochis Global (wealth management consulting) (May 2012 – present); Chairman and CEO, Aspiriant (wealth management) (January 2008 – April 2012).	21	None

Charles A. Ruffel 1956 Trustee (Trustee of Schwab Strategic Trust since 2009.)	Advisor (January 2008 – present) and Chief Executive Officer (January 1998 – January 2008), Asset International, Inc. (publisher of financial services information); Managing Partner and Co-Founder, Kudu Advisors, LLC (financial services) (June 2008 – present).	21	None

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served)	During the Past Five Years	the Trustee	Other Directorships

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Strategic Trust since 2009.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services.	97	None

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of Schwab Strategic Trust since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Strategic Trust since 2009.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present); Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of Schwab Strategic Trust since 2011.)	Senior Vice President and Chief Investment Officer — Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer — Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of Schwab Strategic Trust since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies, Loomis, Sayles & Company (April 2006 – Jan. 2008).

David Lekich 1964 Chief Legal Officer and Secretary (Officer of Schwab Strategic Trust since 2011.)	Senior Vice President, Charles Schwab & Co., Inc. (Sept. 2011 – present); Senior Vice President and Chief Counsel, Charles Schwab Investment Management Inc. (Sept. 2011 – present); Vice President, Charles Schwab & Co., Inc., (March 2004 – Sept. 2011) and Charles Schwab Investment Management, Inc. (Jan 2011 – Sept. 2011); Secretary (April 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds (April 2011 – present); Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

Catherine MacGregor 1964 Vice President and Assistant Secretary (Officer of Schwab Strategic Trust since 2009.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).

[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The Schwab ETF’s retirement policy requires that independent trustees retire by December 31 of the year in which the Trustee turns 72 or the Trustee’s twentieth year of service as an independent trustee, whichever comes first.
[2]	Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Glossary

ask See “offer.”

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage to help offset risks and rewards, based on your goals, time horizon and risk tolerance.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

authorized participant (AP) A large institutional investor that places orders for creation units with the funds’ distributor.

Barclays U.S. Aggregate Bond Index A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities, and commercial mortgage-backed securities.

beta A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

bid The highest price at which someone is willing to buy a security.

cap, capitalization See “market cap.”

capital gain, capital loss The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

commencement of operations The date that the first NAV was calculated.

creation unit (C.U.) A basket of securities that is delivered by an authorized participant (AP) to the fund equal to the current holdings of the ETF, plus a designated cash component. In return, the APs receive a large block of ETF shares (typically 50,000 shares), which investors can then buy and sell in the secondary market.

Dow Jones U.S. Select REIT Index A float-adjusted market capitalization weighted index comprised of real estate investment trusts (REITs).

exchange A marketplace, or any organization or group that provides or maintains a marketplace for trading securities, options, futures, or commodities.

expense ratio The amount that is taken from the fund’s assets each year to cover the operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

inception date The date that the shares began trading in the secondary market.

indicative optimized portfolio value (IOPV) A calculation disseminated by the stock exchange that approximates the fund’s NAV every 15 seconds throughout the trading day.

liquidity The ability to convert a security or asset quickly into cash.

market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.

market price return The return based on the change in market price per share of the fund over a given time period. Market price returns assume that dividends and capital gain distributions have been reinvested in the fund at market price.

median market cap The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for this fund), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

MSCI EAFE (Europe, Australasia, Far East) Index A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.

net asset value (NAV) The value of one share of a fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

NAV return The return based on the change in NAV of the fund over a given time period. NAV returns assume that dividends and capital gain distributions have been reinvested in the fund.

offer (ask) The lowest price at which an individual is willing to sell a security.

open The price at which a security opened for trading on a given day.

outstanding shares, shares outstanding When speaking of the fund, indicates all shares currently held by investors.

price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.

price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.

primary market The market that deals with the issuance of new securities.

real estate investment trust (REIT) A real estate company that owns and commonly operates income producing commercial and/or residential real estate.

S&P 500 Index A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

sampling If a fund uses a sampling method, the fund will not fully replicate the benchmark index and may hold securities not included in the index. A fund that utilizes a sampling approach may not track the return of the index.

secondary market The market in which investors purchase securities from other investors rather than directly from the issuing companies. Organized exchanges facilitate the trading of securities in the secondary market.

spread The gap between bid and ask prices of a security.

stock A share of ownership, or equity, in the issuing company.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

tracking error The difference between the performance of the fund and its benchmark index, positive or negative.

PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.

•	WEBSITE USAGE.

When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please click the Privacy link on our website.

How We Share and Use Your Information

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use other companies to provide services for us, such as printing and mailing your account statements;

•	when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested. We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Schwab ETFtm direct investors:  1-800-435-4000

© 2013 Schwab ETFs. All rights reserved.

Notes

Schwab ETFstm are designed to be low-cost, diversified investments. Each fund follows broad market indices and provides exposure to specific segments of the market, making each an investment option for the core portions of an investor portfolio. The list to the right shows all currently available Schwab ETFs.

Investors should carefully consider information contained in the prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab ETF. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab ETFs’ website at www.schwabetfs.com, the SEC’s website at http://www.sec.gov, or by contacting Schwab ETFs at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabetfs.com or the SEC’s website at http://www.sec.gov.

Schwab ETFstm

U.S. ETFs
Schwab U.S. Broad Market ETFtm
Schwab U.S. Large-Cap ETFtm
Schwab U.S. Large-Cap Growth ETFtm
Schwab U.S. Large-Cap Value ETFtm
Schwab U.S. Mid-Cap ETFtm
Schwab U.S. Small-Cap ETFtm
Schwab U.S. Dividend Equity ETFtm
Schwab U.S. REIT ETFtm

International ETFs
Schwab International Equity ETFtm
Schwab International Small-Cap Equity ETFtm
Schwab Emerging Markets Equity ETFtm

Fixed Income ETFs
Schwab U.S. Aggregate Bond ETFtm
Schwab Short-Term U.S. Treasury ETFtm
Schwab Intermediate-Term U.S. Treasury ETFtm
Schwab U.S. TIPS ETFtm

Fundamental Index* ETFs
Schwab Fundamental U.S. Broad Market Index ETF
Schwab Fundamental U.S. Large Company Index ETF
Schwab Fundamental U.S. Small Company Index ETF
Schwab Fundamental International Large Company Index ETF
Schwab Fundamental International Small Company Index ETF
Schwab Fundamental Emerging Markets Large Company Index ETF

*	FUNDAMENTAL INDEX is a registered trademark of Research Affiliates LLC.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Schwab ETFstm
1-800-435-4000

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2014 Charles Schwab Investment Management, Inc. All rights reserved.
Printed on recycled paper.
MFR60994-03
00113731

Annual report dated February 28, 2014, enclosed.

Schwab Fundamental Index* ETFs

Schwab Fundamental
U.S. Broad Market Index ETF

Schwab Fundamental
U.S. Large Company Index ETF

Schwab Fundamental
U.S. Small Company Index ETF

Schwab Fundamental
International Large Company
Index ETF

Schwab Fundamental
International Small Company Index ETF

Schwab Fundamental
Emerging Markets Large Company Index ETF

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*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX is a registered trademark of Research Affiliates LLC.

This wrapper is not part of the shareholder report.

Schwab Fundamental Index* ETFs

Annual Report
February 28, 2014

Schwab Fundamental
U.S. Broad Market Index ETF

Schwab Fundamental
U.S. Large Company Index ETF

Schwab Fundamental
U.S. Small Company Index ETF

Schwab Fundamental
International Large Company
Index ETF

Schwab Fundamental
International Small Company Index ETF

Schwab Fundamental
Emerging Markets Large Company Index ETF

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX is a registered trademark of Research Affiliates LLC.

This page is intentionally left blank.

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: SEI Investments Distribution Co. (SIDCO).

The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Charles Schwab & Co., Inc. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabetfs.com.

Total Returns From Inception (8/15/13) to February 28, 2014*

Schwab Fundamental U.S. Broad Market Index ETF (Ticker Symbol: FNDB)

Market Price Return[1]	10.35%
NAV Return[1]	10.47%
Russell Fundamental U.S. Index	10.71%
ETF Category: Morningstar Large Value[2]	10.01%

Performance Details	pages 6-7

Schwab Fundamental U.S. Large Company Index ETF (Ticker Symbol: FNDX)

Market Price Return[1]	10.03%
NAV Return[1]	10.08%
Russell Fundamental U.S. Large Company Index	10.27%
ETF Category: Morningstar Large Value[2]	10.01%

Performance Details	pages 8-9

Schwab Fundamental U.S. Small Company Index ETF (Ticker Symbol: FNDA)

Market Price Return[1]	14.76%
NAV Return[1]	14.64%
Russell Fundamental U.S. Small Company Index	14.97%
ETF Category: Morningstar Small Blend[2]	15.74%

Performance Details	pages 10-11

Schwab Fundamental International Large Company Index ETF (Ticker Symbol: FNDF)

Market Price Return[1]	13.47%
NAV Return[1]	12.88%
Russell Fundamental Developed ex-US Large Company Index (Net)	13.16%
ETF Category: Morningstar Foreign Large Value[2]	10.77%

Performance Details	pages 12-13

Schwab Fundamental International Small Company Index ETF (Ticker Symbol: FNDC)

Market Price Return[1]	11.97%
NAV Return[1]	10.94%
Russell Fundamental Developed ex-US Small Company Index (Net)	11.53%
ETF Category: Morningstar Foreign Small/Mid Blend[2]	14.56%

Performance Details	pages 14-15

Schwab Fundamental Emerging Markets Large Company Index ETF (Ticker Symbol: FNDE)

Market Price Return[1]	0.16%
NAV Return[1]	0.05%
Russell Fundamental Emerging Markets Large Company Index (Net)	0.19%
ETF Category: Morningstar Diversified Emerging Markets[2]	-0.35%

Performance Details	pages 16-17

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.

Index ownership — each of the names identifying a Russell Fundamental Index is a joint trademark of Russell Investments (“Russell”) and Research Affiliates LLC (“RA”) and is used by the funds under license. “Research Affiliates” and “Fundamental Index” are trademarks of RA. Subject to RA’s intellectual property rights in certain content, Russell is the owner of all copyrights related to the Russell Fundamental Index Series. Russell is the owner of the trademarks and copyrights related to the Russell Indexes. Schwab Fundamental Index ETFs are not sponsored, endorsed, sold or promoted by Russell or RA, and Russell and RA do not make any representation regarding the advisability of investing in shares of the funds.

*	Total returns are since inception date of 8/15/13. Inception represents the date that the shares began trading in the secondary market. These total returns may differ from those disclosed in the Financial Highlights, as the total returns in the Financial Highlights are calculated from the commencement of operations date which is the first day the NAV was determined.
[1]	Since ETFs are baskets of securities that trade on a stock exchange, ETF performance must be shown based on both a market price and NAV basis. The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.

2 Schwab Fundamental Index ETFs

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Dear Shareholder,

As President and CEO of Charles Schwab Investment Management, Inc., I’d like to thank you for trusting us to help you meet your investment goals, and for reading this annual report about the new Schwab Fundamental Index ETFs. We launched these funds on August 15, 2013, and we are excited to offer six additional “core” investment solutions as a way to help investors diversify their portfolios.

Fundamentally weighted strategies have enjoyed significant asset growth in recent years, as investors have embraced the value of alternative strategies to traditional index funds. Unlike traditional equity indices that are often weighted by market capitalization, fundamentally weighted indices select and weight stocks by objective non-price measures, such as dividends, cash flow, and sales. By using this weighting methodology, these new funds can serve as an effective complement to cap-weighted and actively managed investment vehicles, potentially helping shareholders create more attractive risk-adjusted portfolios. These core products also provide the benefits of an ETF, including transparency, intraday trading, and potential tax efficiency.

Turning to the reporting period ended February 28, 2014, the funds generated positive returns that were generally aligned with their respective indices. The environment for these returns included improvements in the U.S. economy, which supported stocks and led the Federal Reserve to begin “tapering” its policies aimed at stimulating economic growth. In developed overseas markets, the European Central Bank made progress toward unifying the euro zone’s banking system and kept interest rates low to support economic growth, propping up equities in these markets. Meanwhile, select emerging markets

 Asset Class Performance Comparison % returns during the period since inception on 8/15/2013 and ended 2/28/2014

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

11.60%	S&P 500® Index: measures U.S. large-cap stocks

13.68%	Russell 2000® Index: measures U.S. small-cap stocks

10.02%	MSCI EAFE® Index (Net): measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

2.70%	Barclays U.S. Aggregate Bond Index: measures the U.S. bond market

0.02%	Barclays U.S. Treasury Bills 1-3 Months Index: measures short-term U.S. Treasury obligations

For index definitions, please see the Glossary.

Data source: Index provider websites and Charles Schwab Investment Management, Inc.

Nothing in this report represents a recommendation of a security by the investment adviser.

Management views and portfolio holdings may have changed since the report date.

Schwab Fundamental Index ETFs 3

From the President continued

Turning to the reporting period ended February 28, 2014, the funds generated positive returns that were generally aligned with their respective indices.

faced concerns about potentially higher U.S. interest rates and political unrest, reducing stock returns from these markets. Reflecting these conditions, returns for the indices tracked by the funds ranged from 15.0% for the Russell Fundamental U.S. Small Company Index to a 0.2% return for the Russell Fundamental Emerging Markets Large Company Index.* The performance of international currencies versus the U.S. dollar also played a role in these results, with European currencies generally strengthening and enhancing returns, while emerging market currencies generally depreciated and reduced returns.

For more information about the Schwab Fundamental Index ETFs, please continue reading this report. In addition, you can find further details about these ETFs and about ETF investing by visiting www.schwabetfs.com, or by contacting us at 1-800-435-4000.

Sincerely,

Indices are unmanaged, do not incur management fees, costs and expenses, and cannot be invested in directly. Index return figures assume dividends and distributions were reinvested. Past performance is not an indication of future results.

*	The total return cited for the Russell Fundamental Emerging Markets Large Company Index is net of foreign withholding taxes.

4 Schwab Fundamental Index ETFs

Fund Management

Agnes Hong, CFA, Managing Director and Head of Passive Equity Strategies, leads the portfolio management teams of Schwab’s index mutual funds and equity ETFs. She also has overall responsibility for all aspects of the management of the funds. Prior to joining CSIM in 2009, Ms. Hong spent five years as a portfolio manager at Barclays Global Investors (subsequently acquired by BlackRock), where she managed institutional index funds and quantitative active funds. Prior to that, Ms. Hong worked in management consulting and product management, servicing global financial services clients.

Chuck Craig, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 2012, Mr. Craig worked at Guggenheim Funds (formerly Claymore Group), where he spent over five years as a managing director of portfolio management and supervision, and three years as vice president of product research and development. Prior to that, he worked as an equity research analyst at First Trust Portfolios (formerly Niké Securities), and a trader and analyst at PMA Securities, Inc.

Jane Qin, Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 2013, Ms. Qin worked at The Bank of New York Mellon Corporation, where she spent more than two years as an associate equity portfolio manager, and nearly two years as a performance analyst. Prior to that, Ms. Qin worked at Wells Fargo Fund Management as a mutual fund analyst and at CIGNA Reinsurance in the Variable Annuity Death Benefits (VADBe) Risk Management group as a risk analyst.

Schwab Fundamental Index ETFs 5

Schwab Fundamental U.S. Broad Market Index ETF

The Schwab Fundamental U.S. Broad Market Index ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Russell Fundamental U.S. Index (the index). This index measures the performance of the companies by fundamental overall company scores that are created using the universe the companies in Russell 3000® Index. To pursue its investment objective, the fund invests in a representative sample of the securities included in the index that collectively has a similar investment profile to the index. Due to the use of representative sampling, the fund may not hold all of the securities in the index.

For the reporting period ended February 28, 2014, the fund closely tracked the index. The fund’s market price return was 10.35% and its NAV return was 10.47% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned 10.71% during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the trading and management costs incurred by the fund and not the index.

Market Highlights. Stocks of U.S. companies performed well for the reporting period, with many major stock market indices finishing at or near record highs. Overall improvements in the U.S. economy helped to make these results possible, as did the low interest rate environment that generally made financing more affordable for businesses and households. Within the index, stocks in the Industrials and Health Care sectors were some of the better performers, while stocks in the Telecommunication Services and Consumer Staples sectors underperformed by comparison.

Contributors and Detractors. The Industrials sector contributed the most to the index’s return, and to the return of the fund. The large average weight of this sector reflected part of the reason for this contribution, with Industrials stocks representing approximately 12% of the fund. The fund’s Industrials stocks performed well, returning roughly 17% and reflecting the overall performance of companies involved in aerospace and defense, construction and engineering, electrical equipment, machinery, transportation, and commercial and professional services. One significant contributor in this sector was General Electric Company, a globally diversified company involved in technology and financial services. General Electric Company holdings represented one of the fund’s largest positions in the Industrials sector and returned approximately 8%.

Health Care stocks, which represented an average weight of approximately 11% of the fund, also provided meaningful contributions to the fund’s total return. The fund’s Health Care stocks returned roughly 17%, reflecting the overall performance of companies involved in health care equipment, supplies, and technology. One example from this sector was McKesson Corporation, which distributes pharmaceuticals, medical and surgical supplies, and health-related products. The fund’s McKesson Corporation holdings returned approximately 44%.

The Telecommunication Services sector was the biggest overall detractor from the fund’s performance. The Telecommunication Services sector represented an average weight of approximately 3% of the fund, while returning roughly -3%. One example from this sector was AT&T, Inc., a communications holding company. The fund’s AT&T holdings represented the fund’s largest position in this sector and returned approximately -6%.

The Utilities sector generated positive returns for the fund, but was a weak overall contributor to the fund’s total return. The Utilities sector represented an average weight of approximately 4% of the fund and returned roughly 6%, reflecting the performance of companies that provide electric, gas, and water utilities, as well as independent power production. The fund’s holdings of FirstEnergy Corp., a public utility holding company, provided one example of a detractor within this sector, returning approximately -15%.

As of 02/28/14:

 Statistics

Number of Holdings	1,413
Weighted Average Market Cap ($ x 1,000,000)	$95,321
Price/Earnings Ratio (P/E)	18.5
Price/Book Ratio (P/B)	2.2
Portfolio Turnover Rate[1,2]	5%

 Sector Weightings % of Investments

Energy	14.3%
Financials	14.1%
Information Technology	13.4%
Consumer Discretionary	12.6%
Industrials	11.5%
Health Care	11.5%
Consumer Staples	10.5%
Materials	4.1%
Utilities	4.1%
Telecommunication Services	3.8%
Other	0.1%
Total	100.0%

 Top Equity Holdings % of Net Assets3

Exxon Mobil Corp.	4.3%
Chevron Corp.	2.0%
Microsoft Corp.	1.8%
AT&T, Inc.	1.7%
ConocoPhillips	1.6%
Verizon Communications, Inc.	1.6%
Bank of America Corp.	1.4%
General Electric Co.	1.3%
Hewlett-Packard Co.	1.3%
The Procter & Gamble Co.	1.3%
Total	18.3%

Management views and portfolio holdings may have changed since the report date.

An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.

Source of Sector Classification: S&P and MSCI.

[1]	Not annualized.
[2]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[3]	This list is not a recommendation of any security by the investment adviser.

6 Schwab Fundamental Index ETFs

 Schwab Fundamental U.S. Broad Market Index ETF

Performance and Fund Facts as of 02/28/14

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabetfs.com.

August 15, 2013 – February 28, 2014
Performance of Hypothetical
$10,000 Investment1

 Total Returns1

Fund and Inception Date	Since Inception*

Fund: Schwab Fundamental U.S. Broad Market Index ETF (8/15/13)
Market Price Return[2]	10.35%
NAV Return[2]	10.47%
Russell Fundamental U.S. Index	10.71%
ETF Category: Morningstar Large Value[3]	10.01%

Fund Expense Ratio4: 0.32%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.

Index ownership — “Russell Fundamental U.S. Index” is a joint trademark of Russell Investments (“Russell”) and Research Affiliates LLC (“RA”) and is used by the fund under license. “Research Affiliates” and “Fundamental Index” are trademarks of RA. Subject to RA’s intellectual property rights in certain content, Russell is the owner of all copyrights related to the Russell Fundamental Index Series. Russell is the owner of the trademarks and copyrights related to the Russell Indexes. Schwab Fundamental U.S. Broad Market Index ETF is not sponsored, endorsed, sold or promoted by Russell or RA, and Russell and RA do not make any representation regarding the advisability of investing in shares of the fund.

*	Total returns are since inception date of 8/15/13. Inception represents the date that the shares began trading in the secondary market. These total returns may differ from those disclosed in the Financial Highlights, as the total returns in the Financial Highlights are calculated from the commencement of operations date which is the first day the NAV was determined.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Since ETFs are baskets of securities that trade on a stock exchange, ETF performance must be shown based on both a market price and NAV basis. The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.

Schwab Fundamental Index ETFs 7

Schwab Fundamental U.S. Large Company Index ETF

The Schwab Fundamental U.S. Large Company Index ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Russell Fundamental U.S. Large Company Index (the index). This index measures the performance of the large company size segment by fundamental overall company scores that are created using as the universe the companies in the Russell 3000® Index. To pursue its investment objective, the fund uses a replication investment approach and generally gives the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

For the reporting period ended February 28, 2014, the fund closely tracked the index. The fund’s market price return was 10.03% and its NAV return was 10.08% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned 10.27% during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the trading and management costs incurred by the fund and not the index.

Market Highlights. Stocks of large U.S. companies performed well for the reporting period, with many major stock market indices finishing at or near record highs. Overall improvements in the U.S. economy helped to make these results possible, as did the low interest rate environment that generally made financing more affordable for businesses and households. Within the index, stocks in the Industrials and Health Care sectors were some of the better performers, while stocks in the Telecommunication Services and Consumer Staples sectors underperformed by comparison.

Contributors and Detractors. The Health Care sector contributed the most to the return of the index, and to the return of the fund. The large average weight of this sector reflected part of the reason for this contribution, with Health Care stocks representing approximately 12% of the fund. The fund’s Health Care stocks returned roughly 16%, representing the performance of companies involved in health care equipment, supplies, and technology. One example of a contributor from this sector was McKesson Corporation, which distributes pharmaceuticals, medical and surgical supplies, and health-related products. The fund’s McKesson Corporation holdings returned approximately 44%.

Industrials stocks, which represented an average weight of approximately 11% of the fund, also provided meaningful contributions to the fund’s total return. The fund’s Industrials stocks also performed well, returning approximately 16% and reflecting the overall performance of companies involved in aerospace and defense, construction and engineering, electrical equipment, machinery, transportation, and commercial and professional services. One significant contributor in this sector was General Electric Company, a globally diversified company involved in technology and financial services. General Electric Company holdings represented the fund’s largest position in the Industrials sector and returned roughly 8%.

The Telecommunication Services sector was the biggest overall detractor from the fund’s performance. The Telecommunication Services sector represented an average weight of approximately 4% of the fund, while returning roughly -3%. One example from this sector was AT&T, Inc., a communications holding company. The fund’s AT&T holdings represented the fund’s largest position in this sector and returned approximately -6%.

The Utilities sector generated positive returns for the fund, but was a weak overall contributor to the fund’s total return. The Utilities sector represented an average weight of approximately 4% of the fund and returned roughly 6%, reflecting the performance of companies that provide electric, gas, and water utilities, as well as independent power production. The fund’s holdings of FirstEnergy Corp., a public utility holding company, provided one example of a detractor within this sector, returning approximately -15%.

As of 02/28/14:

 Statistics

Number of Holdings	604
Weighted Average Market Cap ($ x 1,000,000)	$104,350
Price/Earnings Ratio (P/E)	17.4
Price/Book Ratio (P/B)	2.2
Portfolio Turnover Rate[1,2]	6%

 Sector Weightings % of Investments

Energy	15.1%
Financials	13.4%
Information Technology	13.1%
Consumer Discretionary	12.1%
Health Care	11.9%
Consumer Staples	11.3%
Industrials	10.7%
Utilities	4.2%
Telecommunication Services	4.1%
Materials	3.9%
Other	0.2%
Total	100.0%

 Top Equity Holdings % of Net Assets3

Exxon Mobil Corp.	4.8%
Chevron Corp.	2.2%
Microsoft Corp.	2.0%
AT&T, Inc.	1.8%
ConocoPhillips	1.8%
Verizon Communications, Inc.	1.7%
Bank of America Corp.	1.5%
General Electric Co.	1.4%
The Procter & Gamble Co.	1.4%
Hewlett-Packard Co.	1.4%
Total	20.0%

Management views and portfolio holdings may have changed since the report date.

An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.

Source of Sector Classification: S&P and MSCI.

[1]	Not annualized.
[2]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[3]	This list is not a recommendation of any security by the investment adviser.

8 Schwab Fundamental Index ETFs

 Schwab Fundamental U.S. Large Company Index ETF

Performance and Fund Facts as of 02/28/14

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabetfs.com.

August 15, 2013 – February 28, 2014
Performance of Hypothetical
$10,000 Investment1

 Total Returns1

Fund and Inception Date	Since Inception*

Fund: Schwab Fundamental U.S. Large Company Index ETF (8/15/13)
Market Price Return[2]	10.03%
NAV Return[2]	10.08%
Russell Fundamental U.S. Large Company Index	10.27%
ETF Category: Morningstar Large Value[3]	10.01%

Fund Expense Ratio4: 0.32%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.

Index ownership — “Russell Fundamental U.S. Large Company Index” is a joint trademark of Russell Investments (“Russell”) and Research Affiliates LLC (“RA”) and is used by the fund under license. “Research Affiliates” and “Fundamental Index” are trademarks of RA. Subject to RA’s intellectual property rights in certain content, Russell is the owner of all copyrights related to the Russell Fundamental Index Series. Russell is the owner of the trademarks and copyrights related to the Russell Indexes. Schwab Fundamental U.S. Large Company Index ETF is not sponsored, endorsed, sold or promoted by Russell or RA, and Russell and RA do not make any representation regarding the advisability of investing in shares of the fund.

*	Total returns are since inception date of 8/15/13. Inception represents the date that the shares began trading in the secondary market. These total returns may differ from those disclosed in the Financial Highlights, as the total returns in the Financial Highlights are calculated from the commencement of operations date which is the first day the NAV was determined.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Since ETFs are baskets of securities that trade on a stock exchange, ETF performance must be shown based on both a market price and NAV basis. The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.

Schwab Fundamental Index ETFs 9

Schwab Fundamental U.S. Small Company Index ETF

The Schwab Fundamental U.S. Small Company Index ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Russell Fundamental U.S. Small Company Index (the index). This index measures the performance of the small company size segment by fundamental overall company scores that are created using as the universe the companies in the Russell 3000® Index. To pursue its investment objective, the fund uses a replication investment approach and generally gives the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

For the reporting period ended February 28, 2014, the fund closely tracked the index. The fund’s market price return was 14.76% and its NAV return was 14.64% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned 14.97% during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the trading and management costs incurred by the fund and not the index.

Market Highlights. Stocks of small U.S. companies generated solid returns for the reporting period, generally outperforming the stocks of large U.S. companies, as many major stock market indices finished at or near record highs. Overall improvements in the U.S. economy helped to make the rally by stocks possible, as did the low interest rate environment that generally made financing more affordable for businesses and households. Within the index, stocks in the Health Care and Industrials sectors were some of the better performers, while stocks in the Utilities and Financials sectors underperformed by comparison.

Contributors and Detractors. The Industrials sector, which represented an average weight of approximately 20% of the index and the fund, provided the biggest contribution to the fund’s performance. The fund’s Industrials stocks also performed well, returning roughly 19% and reflecting the overall performance of companies involved in aerospace and defense, construction and engineering, electrical equipment, machinery, transportation, and commercial and professional services. One significant contributor in this sector was Delta Air Lines, Inc., an air transportation company. Delta Air Lines, Inc. holdings represented one the fund’s larger positions within the Industrials sector and returned approximately 75%.

Information Technology stocks, which represented an average weight of roughly 15% of the fund, also provided meaningful contributions to the fund’s returns. The fund’s Information Technology stocks returned approximately 19%, reflecting the overall performance of companies involved in software and services, technology hardware and equipment, and semiconductors and equipment. One example of a contributor from this sector was SunEdison, Inc., a manufacturer of semiconductors and solar energy technology. SunEdison, Inc. holdings represented the fund’s largest position within this sector and returned approximately 152%.

The Telecommunication Services sector generated positive returns for the fund, but was the weakest contributor to performance. The Telecommunication Services sector represented an average weight of approximately 1% of the fund, while returning roughly 14%. One example of an underperformer from this sector was NTELOS Holdings Corp., a provider of digital wireless communications services. The fund’s NTELOS Holdings Corp. securities returned approximately -21%.

The Utilities sector was another weak overall contributor to the fund’s returns. The Utilities sector represented an average weight of approximately 3% of the fund and returned roughly 5%, reflecting the performance of companies that provide electric, gas, and water utilities, as well as independent power production. The fund’s holdings of Atlantic Power Corporation, which holds indirect interests in non-utility electric generating facilities, provided one example of a detractor within this sector, returning approximately -33%.

As of 02/28/14:

 Statistics

Number of Holdings	849
Weighted Average Market Cap ($ x 1,000,000)	$4,820
Price/Earnings Ratio (P/E)	78.9
Price/Book Ratio (P/B)	2.1
Portfolio Turnover Rate[1,2]	9%

 Sector Weightings % of Investments

Financials	20.3%
Industrials	19.5%
Consumer Discretionary	17.4%
Information Technology	15.3%
Health Care	7.1%
Energy	6.4%
Materials	6.1%
Consumer Staples	3.4%
Utilities	3.2%
Telecommunication Services	1.0%
Other	0.3%
Total	100.0%

 Top Equity Holdings % of Net Assets3

IntercontinentalExchange Group, Inc.	0.6%
SunEdison, Inc.	0.5%
Southwest Airlines Co.	0.5%
Endo Health Solutions, Inc	0.4%
Delta Air Lines, Inc	0.4%
Office Depot, Inc.	0.4%
Trinity Industries, Inc	0.3%
Huntington Ingalls Industries, Inc.	0.3%
Kindred Healthcare, Inc	0.3%
Avago Technologies Ltd.	0.3%
Total	4.0%

Management views and portfolio holdings may have changed since the report date.

An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.

Source of Sector Classification: S&P and MSCI.

[1]	Not annualized.
[2]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[3]	This list is not a recommendation of any security by the investment adviser.

10 Schwab Fundamental Index ETFs

 Schwab Fundamental U.S. Small Company Index ETF

Performance and Fund Facts as of 02/28/14

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabetfs.com.

August 15, 2013 – February 28, 2014
Performance of Hypothetical
$10,000 Investment1

 Total Returns1

Fund and Inception Date	Since Inception*

Fund: Schwab Fundamental U.S. Small Company Index ETF (8/15/13)
Market Price Return[2]	14.76%
NAV Return[2]	14.64%
Russell Fundamental U.S. Small Company Index	14.97%
ETF Category: Morningstar Small Blend[3]	15.74%

Fund Expense Ratio4: 0.32%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.

Investments in smaller companies typically exhibit higher volatility.

Index ownership — “Russell Fundamental U.S. Small Company Index” is a joint trademark of Russell Investments (“Russell”) and Research Affiliates LLC (“RA”) and is used by the fund under license. “Research Affiliates” and “Fundamental Index” are trademarks of RA. Subject to RA’s intellectual property rights in certain content, Russell is the owner of all copyrights related to the Russell Fundamental Index Series. Russell is the owner of the trademarks and copyrights related to the Russell Indexes. Schwab Fundamental U.S. Small Company Index ETF is not sponsored, endorsed, sold or promoted by Russell or RA, and Russell and RA do not make any representation regarding the advisability of investing in shares of the fund.

*	Total returns are since inception date of 8/15/13. Inception represents the date that the shares began trading in the secondary market. These total returns may differ from those disclosed in the Financial Highlights, as the total returns in the Financial Highlights are calculated from the commencement of operations date which is the first day the NAV was determined.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Since ETFs are baskets of securities that trade on a stock exchange, ETF performance must be shown based on both a market price and NAV basis. The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.

Schwab Fundamental Index ETFs 11

Schwab Fundamental International Large Company Index ETF

The Schwab Fundamental International Large Company Index ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Russell Fundamental Developed ex-U.S. Large Company Index* (the index). This index measures the performance of the large company size segment by fundamental overall company scores that are created using as the universe the companies in the Russell Developed ex-U.S. Index. To pursue its investment objective, the fund invests in a representative sample of the securities included in the index that collectively has a similar investment profile to the index. Due to the use of representative sampling, the fund may not hold all of the securities in the index.

For the reporting period ended February 28, 2014, the fund closely tracked the index. The fund’s market price return was 13.47% and its NAV return was 12.88% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned 13.16% during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the trading and management costs incurred by the fund and not the index.

Market Highlights. Stocks of large companies in developed international markets performed well, generating double-digit overall returns in U.S. dollar terms. Policies by central banks in many parts of the world to stimulate economic growth by keeping interest rates low provided an important support for these results, particularly in Europe. Efforts by the European Central Bank to unify the euro zone’s banking system and relative stability in the region also supported stocks. In addition, the appreciation of many developed market currencies versus the U.S. dollar enhanced returns in U.S. dollar terms.

Contributors and Detractors. U.K. stocks were some of the biggest contributors to the returns of both the index and the fund. U.K. companies represented an average weight of approximately 21% of the fund, and returned roughly 15% in U.S. dollar terms. One example from this market was BP plc, a company involved in oil and petrochemicals. BP plc holdings represented the fund’s largest position in U.K. stocks, and returned roughly 25% for the reporting period in U.S. dollar terms.

French stocks, which represented an average weight of approximately 12% for the fund, also provided meaningful contributions to the fund’s returns. Shares of companies from France returned roughly 19% for the fund in U.S. dollar terms. One example of a contributor from this market was Total S.A., a company involved in oil and natural gas. The fund’s holdings of Total S.A. returned approximately 23% in U.S. dollar terms, contributing more to the fund’s return than any other holding from France.

Although stocks from each developed international market held by the fund generated positive overall returns, stocks from Singapore provided one of the smallest contributions. Holdings in this country represented approximately 1% of the fund and returned roughly 1% in U.S. dollar terms. Holdings of Singapore Telecommunications Limited—a communications group—represented one of the biggest detractors for the fund in this market, returning approximately -3% in U.S. dollar terms.

Stocks from Hong Kong also generated a relatively small contribution to the fund’s returns. Shares of companies from Hong Kong represented an average weight of approximately 1% of the fund, and returned roughly 1% in U.S. dollar terms. One detractor within this market was Hong Kong & China Gas Company Limited, which produces, distributes, and markets gas and gas appliances. Hong Kong & China Gas Company Limited holdings represented one of the fund’s larger positions in this market and returned approximately -17% in U.S. dollar terms.

As of 02/28/14:

 Statistics

Number of Holdings	777
Weighted Average Market Cap ($ x 1,000,000)	$63,151
Price/Earnings Ratio (P/E)	22.6
Price/Book Ratio (P/B)	1.4
Portfolio Turnover Rate[1,2]	8%

 Sector Weightings % of Investments

Financials	19.1%
Energy	13.5%
Industrials	13.0%
Consumer Discretionary	10.1%
Materials	9.5%
Consumer Staples	8.6%
Telecommunication Services	7.3%
Health Care	6.7%
Utilities	6.3%
Information Technology	4.9%
Other	1.0%
Total	100.0%

 Top Equity Holdings % of Net Assets3

BP plc	2.5%
Total S.A.	2.2%
Royal Dutch Shell plc, A Shares	2.0%
Royal Dutch Shell plc, B Shares	1.3%
HSBC Holdings plc	1.2%
Banco Santander S.A.	1.2%
Nestle S.A. – Reg’d	1.1%
Telefonica S.A.	1.0%
Eni S.p.A.	1.0%
GlaxoSmithKline plc	1.0%
Total	14.5%

Management views and portfolio holdings may have changed since the report date.

An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.

Source of Sector Classification: S&P and MSCI.

*	The total return cited is for the Russell Fundamental Developed ex-U.S. Large Company Index (Net), which is calculated net of foreign withholding taxes.
[1]	Not annualized.
[2]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[3]	This list is not a recommendation of any security by the investment adviser.

12 Schwab Fundamental Index ETFs

 Schwab Fundamental International Large Company Index ETF

Performance and Fund Facts as of 02/28/14

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabetfs.com.

August 15, 2013 – February 28, 2014
Performance of Hypothetical
$10,000 Investment1

 Total Returns1

Fund and Inception Date	Since Inception*

Fund: Schwab Fundamental International Large Company Index ETF (8/15/13)
Market Price Return[2]	13.47%
NAV Return[2]	12.88%
Russell Fundamental Developed ex-US Large Company Index (Net)	13.16%
ETF Category: Morningstar Foreign Large Value[3]	10.77%

Fund Expense Ratio4: 0.32%

 Country Weightings % of Investments

Japan	18.5%
United Kingdom	17.4%
France	11.9%
Germany	9.8%
Netherlands	6.0%
Canada	5.9%
Switzerland	5.8%
Italy	4.9%
Australia	4.6%
Spain	4.5%
Other Countries	10.7%
Total	100.0%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.

International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.

Index ownership — “Russell Fundamental Developed ex-U.S. Large Company Index” is a joint trademark of Russell Investments (“Russell”) and Research Affiliates LLC (“RA”) and is used by the fund under license. “Research Affiliates” and “Fundamental Index” are trademarks of RA. Subject to RA’s intellectual property rights in certain content, Russell is the owner of all copyrights related to the Russell Fundamental Series. Russell is the owner of the trademarks and copyrights related to the Russell Indexes. Schwab Fundamental International Large Company Index ETF is not sponsored, endorsed, sold or promoted by Russell or RA, and Russell and RA do not make any representation regarding the advisability of investing in shares of the fund.

*	Total returns are since inception date of 8/15/13. Inception represents the date that the shares began trading in the secondary market. These total returns may differ from those disclosed in the Financial Highlights, as the total returns in the Financial Highlights are calculated from the commencement of operations date which is the first day the NAV was determined.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Since ETFs are baskets of securities that trade on a stock exchange, ETF performance must be shown based on both a market price and NAV basis. The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.

Schwab Fundamental Index ETFs 13

Schwab Fundamental International Small Company Index ETF

The Schwab Fundamental International Small Company Index ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Russell Fundamental Developed ex-U.S. Small Company Index* (the index). This index measures the performance of the small company size segment by fundamental overall company scores that are created using as the universe the companies in the Russell Developed ex-U.S. Index. To pursue its investment objective, the fund invests in a representative sample of the securities included in the index that collectively has a similar investment profile to the index. Due to the use of representative sampling, the fund may not hold all of the securities in the index.

For the reporting period ended February 28, 2014, the fund closely tracked the index. The fund’s market price return was 11.97% and its NAV return was 10.94% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned 11.53% during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the trading and management costs incurred by the fund and not the index.

Market Highlights. Stocks of small companies in developed international markets performed well, generating double-digit overall returns in U.S. dollar terms. Policies by central banks in many parts of the world to stimulate economic growth by keeping interest rates low provided an important support for these results, particularly in Europe. Efforts by the European Central Bank to unify the euro zone’s banking system and relative stability in the region also supported stocks. In addition, the appreciation of many developed market currencies versus the U.S. dollar enhanced returns in U.S. dollar terms.

Contributors and Detractors. U.K. stocks were the biggest contributors to the returns of both the index and the fund. Companies from the U.K. represented an average weight of approximately 13% of the fund, and returned roughly 24% in U.S. dollar terms. One example of a significant contributor from this market was Darty plc, a retailer of consumer electronics and furniture. Darty plc holdings represented one of the fund’s larger positions in the U.K. and returned roughly 71% in U.S. dollar terms.

Japanese stocks, which represented an average weight of approximately 38% for the fund, also provided meaningful contributions to the fund’s returns. Shares of Japanese companies returned approximately 3% in U.S. dollar terms. One example of a contributor from this market was Minebea Company, Limited, which manufactures and markets electronic components. Shares of Minebea Company, Limited returned approximately 97% for the fund in U.S. dollar terms, contributing more to the fund’s return than any other stock from Japan.

Stocks from Singapore were the only overall detractors from the fund’s returns. Shares of companies from Singapore represented an average weight of approximately 2% of the fund, and returned roughly -5% in U.S. dollar terms. One example of a detractor from this market was CapitaLand Limited, a company that operates and manages residential and commercial properties. The fund’s holdings of CapitaLand Limited returned approximately -12% in U.S. dollar terms.

Stocks from Hong Kong provided a narrowly positive contribution to the fund’s return. Holdings in this country represented approximately 3% of the fund and generated a roughly flat return in U.S. dollar terms. VTECH Holdings Limited—a consumer electronics company—provided one example of a detractor from this market, returning approximately -24% for the fund in U.S. dollar terms.

As of 02/28/14:

 Statistics

Number of Holdings	1,235
Weighted Average Market Cap ($ x 1,000,000)	$3,734
Price/Earnings Ratio (P/E)	30.8
Price/Book Ratio (P/B)	1.4
Portfolio Turnover Rate[1,2]	18%

 Sector Weightings % of Investments

Industrials	25.3%
Consumer Discretionary	18.8%
Financials	16.7%
Materials	10.6%
Information Technology	9.6%
Consumer Staples	7.2%
Health Care	4.6%
Energy	4.1%
Utilities	1.8%
Telecommunication Services	1.1%
Other	0.2%
Total	100.0%

 Top Equity Holdings % of Net Assets3

Kamigumi Co., Ltd.	0.3%
Gamesa Corp. Tecnologica S.A.	0.3%
Minebea Co., Ltd.	0.3%
USG People N.V.	0.3%
Methanex Corp.	0.3%
Rautaruukki Oyj	0.3%
Toyo Tire & Rubber Co., Ltd.	0.3%
Ebara Corp.	0.2%
Alps Electric Co., Ltd.	0.2%
Toshiba TEC Corp.	0.2%
Total	2.7%

Management views and portfolio holdings may have changed since the report date.

An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.

Source of Sector Classification: S&P and MSCI.

*	The total return cited is for the Russell Fundamental Developed ex-U.S. Small Company Index (Net), which is calculated net of foreign withholding taxes.
[1]	Not annualized.
[2]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[3]	This list is not a recommendation of any security by the investment adviser.

14 Schwab Fundamental Index ETFs

 Schwab Fundamental International Small Company Index ETF

Performance and Fund Facts as of 02/28/14

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabetfs.com.

August 15, 2013 – February 28, 2014
Performance of Hypothetical
$10,000 Investment1

 Total Returns1

Fund and Inception Date	Since Inception*

Fund: Schwab Fundamental International Small Company Index ETF (8/15/13)
Market Price Return[2]	11.97%
NAV Return[2]	10.94%
Russell Fundamental Developed ex-US Small Company Index (Net)	11.53%
ETF Category: Morningstar Foreign Small/Mid Blend[3]	14.56%

Fund Expense Ratio4: 0.46%

 Country Weightings % of Investments

Japan	35.8%
United Kingdom	14.1%
Canada	8.2%
France	5.0%
Australia	4.8%
Germany	4.0%
Switzerland	3.2%
Italy	3.1%
Hong Kong	2.6%
Sweden	2.4%
Other Countries	16.8%
Total	100.0%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.

International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.

Small-company stocks are subject to greater volatility than many other asset classes.

Index ownership — “Russell Fundamental Developed ex-U.S. Small Company Index” is a joint trademark of Russell Investments (“Russell”) and Research Affiliates LLC (“RA”) and is used by the fund under license. “Research Affiliates” and “Fundamental Index” are trademarks of RA. Subject to RA’s intellectual property rights in certain content, Russell is the owner of all copyrights related to the Russell Fundamental Index Series. Russell is the owner of the trademarks and copyrights related to the Russell Indexes. Schwab Fundamental International Small Company Index ETF is not sponsored, endorsed, sold or promoted by Russell or RA, and Russell and RA do not make any representation regarding the advisability of investing in shares of the fund.

*	Total returns are since inception date of 8/15/13. Inception represents the date that the shares began trading in the secondary market. These total returns may differ from those disclosed in the Financial Highlights, as the total returns in the Financial Highlights are calculated from the commencement of operations date which is the first day the NAV was determined.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Since ETFs are baskets of securities that trade on a stock exchange, ETF performance must be shown based on both a market price and NAV basis. The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.

Schwab Fundamental Index ETFs 15

Schwab Fundamental Emerging Markets Large Company Index ETF

The Schwab Fundamental Emerging Markets Large Company Index ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Russell Fundamental Emerging Markets Large Company Index* (the index). This index measures the performance of the large company size segment by fundamental overall company scores that are created using as the universe the companies in the Russell Emerging Markets Index. To pursue its investment objective, the fund invests in a representative sample of the securities included in the index that collectively has a similar investment profile to the index. Due to the use of representative sampling, the fund may not hold all of the securities in the index.

For the reporting period ended February 28, 2014, the fund closely tracked the index. The fund’s market price return was 0.16% and its NAV return was 0.05% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned 0.19% during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the trading and management costs incurred by the fund and not the index.

Market Highlights. Large company stocks in emerging markets generated roughly flat overall returns in U.S. dollar terms. Stocks from the emerging markets of Brazil, Russia, India, China, and Turkey faced challenges that included potentially higher interest rates in the U.S. and uneven economic growth. Political unrest and relatively high inflation were also concerns among some emerging markets. In addition, many emerging market currencies depreciated in this environment, further reducing stock returns in U.S. dollar terms.

Contributors and Detractors. South Korean stocks contributed the most to the performance of the index and the fund. The large average weight of this market represented part of the reason for this contribution, with South Korean stocks representing approximately 22% of the fund. The fund’s South Korean stocks also outperformed most other emerging markets, returning roughly 7% in U.S. dollar terms. One example of a contributor among the fund’s South Korean stocks was Samsung Electronics Company, Limited, a communications equipment company. The fund’s holdings of Samsung Electronics Company, Limited represented the fund’s largest position in this market and returned approximately 10% in U.S. dollar terms.

Stocks from Taiwan also provided meaningful contributions to the fund’s returns. Taiwanese companies represented an average weight of approximately 13% of the fund, and returned roughly 7% in U.S. dollar terms. Hon Hai Precision Industry Company, which provides electronic manufacturing services, was one example of a contributor from among the fund’s Taiwanese stocks. Holdings of this company represented one of the fund’s largest positions in Taiwan and returned approximately 18% in U.S. dollar terms.

Brazilian stocks were some of the biggest overall detractors from the fund’s performance. Stocks from Brazil represented an average weight of approximately 14% of the fund, and returned roughly -8% in U.S. dollar terms. One example of a detractor from this market was Petroleo Brasileiro S.A., a multinational integrated oil company. Preferred shares of Petroleo Brasileiro S.A. represented one of the fund’s largest positions in this market and returned approximately -21% in U.S. dollar terms.

Stocks from China also meaningfully detracted from the fund’s returns. Chinese stocks represented an average weight of approximately 9% of the fund for the 12-month reporting period, while returning roughly -3.9% in U.S. dollar terms. Among the fund’s holdings in this market, Class H shares of China Construction Bank Corporation—a company that provides banking services to individuals and businesses—represented a relatively large position and detracted from the fund’s performance, returning approximately -11% in U.S. dollar terms.

As of 02/28/14:

 Statistics

Number of Holdings	272
Weighted Average Market Cap ($ x 1,000,000)	$44,130
Price/Earnings Ratio (P/E)	10.8
Price/Book Ratio (P/B)	1.0
Portfolio Turnover Rate[1,2]	6%

 Sector Weightings % of Investments

Energy	23.9%
Financials	16.5%
Information Technology	15.7%
Materials	13.1%
Telecommunication Services	10.6%
Consumer Discretionary	6.7%
Industrials	5.5%
Utilities	3.8%
Consumer Staples	2.5%
Other	1.7%
Total	100.0%

 Top Equity Holdings % of Net Assets3

Gazprom OAO	4.1%
LUKOIL OAO	4.0%
Samsung Electronics Co., Ltd.	3.8%
China Mobile Ltd.	1.7%
Taiwan Semiconductor Manufacturing Co., Ltd.	1.7%
China Construction Bank Corp., H Shares	1.6%
Petroleo Brasileiro S.A.	1.6%
Hon Hai Precision Industry Co.,Ltd.	1.5%
China Petroleum & Chemical Corp., H Shares	1.4%
Surgutneftegas OAO	1.4%
Total	22.8%

Management views and portfolio holdings may have changed since the report date.

An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.

Source of Sector Classification: S&P and MSCI.

*	The total return cited is for the Russell Fundamental Emerging Markets Large Company Index (Net), which is calculated net of foreign withholding taxes.
[1]	Not annualized.
[2]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[3]	This list is not a recommendation of any security by the investment adviser.

16 Schwab Fundamental Index ETFs

 Schwab Fundamental Emerging Markets Large Company Index ETF

Performance and Fund Facts as of 02/28/14

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabetfs.com.

August 15, 2013 – February 28, 2014
Performance of Hypothetical
$10,000 Investment1

 Total Returns1

Fund and Inception Date	Since Inception*

Fund: Schwab Fundamental Emerging Markets Large Company Index ETF (8/15/13)
Market Price Return[2]	0.16%
NAV Return[2]	0.05%
Russell Fundamental Emerging Markets Large Company Index (Net)	0.19%
ETF Category: Morningstar Diversified Emerging Markets[3]	-0.35%

Fund Expense Ratio4: 0.46%

 Country Weightings % of Investments

Republic of Korea	21.0%
Russia	14.8%
Taiwan	13.2%
China	12.2%
Brazil	12.2%
South Africa	7.6%
Mexico	3.5%
Poland	2.5%
Greece	2.2%
India	2.1%
Other Countries	8.7%
Total	100.0%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.

International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets. Investing in emerging markets may accentuate these risks.

Index ownership — “Russell Fundamental Emerging Markets Large Company Index” is a joint trademark of Russell Investments (“Russell”) and Research Affiliates LLC (“RA”) and is used by the fund under license. “Research Affiliates” and “Fundamental Index” are trademarks of RA. Subject to RA’s intellectual property rights in certain content, Russell is the owner of all copyrights related to the Russell Fundamental Index Series. Russell is the owner of the trademarks and copyrights related to the Russell Indexes. Schwab Fundamental Emerging Markets Large Company Index ETF is not sponsored, endorsed, sold or promoted by Russell or RA, and Russell and RA do not make any representation regarding the advisability of investing in shares of the fund.

*	Total returns are since inception date of 8/15/13. Inception represents the date that the shares began trading in the secondary market. These total returns may differ from those disclosed in the Financial Highlights, as the total returns in the Financial Highlights are calculated from the commencement of operations date which is the first day the NAV was determined.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Since ETFs are baskets of securities that trade on a stock exchange, ETF performance must be shown based on both a market price and NAV basis. The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.

Schwab Fundamental Index ETFs 17

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you may incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares; and, (2) ongoing costs, including management fees and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning September 1, 2013 and held through February 28, 2014.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, including any brokerage commissions you may pay when purchasing or selling shares of a fund. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 9/1/13	at 2/28/14	9/1/13–2/28/14

Schwab Fundamental U.S. Broad Market Index ETF
Actual Return	0.32%	$1,000.00	$1,142.40	$1.70
Hypothetical 5% Return	0.32%	$1,000.00	$1,023.21	$1.61

Schwab Fundamental U.S. Large Company Index ETF
Actual Return	0.32%	$1,000.00	$1,137.80	$1.70
Hypothetical 5% Return	0.32%	$1,000.00	$1,023.21	$1.61

Schwab Fundamental U.S. Small Company Index ETF
Actual Return	0.32%	$1,000.00	$1,190.40	$1.74
Hypothetical 5% Return	0.32%	$1,000.00	$1,023.21	$1.61

Schwab Fundamental International Large Company Index ETF
Actual Return	0.32%	$1,000.00	$1,179.90	$1.73
Hypothetical 5% Return	0.32%	$1,000.00	$1,023.21	$1.61

Schwab Fundamental International Small Company Index ETF
Actual Return	0.46%	$1,000.00	$1,158.60	$2.46
Hypothetical 5% Return	0.46%	$1,000.00	$1,022.51	$2.31

Schwab Fundamental Emerging Markets Large Company Index ETF
Actual Return	0.46%	$1,000.00	$1,022.50	$2.31
Hypothetical 5% Return	0.46%	$1,000.00	$1,022.51	$2.31

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights.
[2]	Expenses for each fund are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 days of the period, and divided by 365 days of the fiscal year.

18 Schwab Fundamental Index ETFs

Schwab Fundamental U.S. Broad Market Index ETF

Financial Statements

Financial Highlights

	8/14/13[1]–
	2/28/14

Per-Share Data ($)

Net asset value at beginning of period	25.00

Income (loss) from investment operations:
Net investment income (loss)	0.21
Net realized and unrealized gains (losses)	2.28

Total from investment operations	2.49
Less distributions:
Distributions from net investment income	(0.13)

Net asset value at end of period	27.36

Total return (%)	9.99	[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Total expenses	0.32	[3]
Net investment income (loss)	2.11	[3]
Portfolio turnover rate[4]	5	[2]
Net assets, end of period ($ x 1,000)	58,823

1 Commencement of operations.
2 Not annualized.
3 Annualized.
4 Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

See financial notes 19

 Schwab Fundamental U.S. Broad Market Index ETF

Portfolio Holdings as of February 28, 2014

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab ETFsTM at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website at www.schwabetfs.com.

		Cost	Value
Holdings by Category		($)	($)

99.6%	Common Stock	55,906,048	58,618,433
0.1%	Other Investment Companies	50,507	53,373

99.7%	Total Investments	55,956,555	58,671,806
0.3%	Other Assets and Liabilities, Net		151,577

100.0%	Net Assets		58,823,383

	Number	% of Net	Value
Security	of Shares	Assets	($)

Common Stock 99.6% of net assets

Automobiles & Components 1.0%
Other Securities		1.0	613,019

Banks 2.6%
Wells Fargo & Co.	11,052	0.9	513,034
Other Securities		1.7	1,005,616

		2.6	1,518,650

Capital Goods 8.5%
3M Co.	1,763	0.4	237,529
General Electric Co.	29,674	1.3	755,797
United Technologies Corp.	2,881	0.6	337,135
Other Securities		6.2	3,698,235

		8.5	5,028,696

Commercial & Professional Services 1.1%
Other Securities		1.1	622,945

Consumer Durables & Apparel 1.3%
Other Securities		1.3	750,894

Consumer Services 1.9%
McDonald’s Corp.	3,053	0.5	290,493
Other Securities		1.4	829,387

		1.9	1,119,880

Diversified Financials 6.4%
Bank of America Corp.	49,235	1.4	813,855
Berkshire Hathaway, Inc., Class B *	3,023	0.6	350,003
Citigroup, Inc.	8,772	0.7	426,582
JPMorgan Chase & Co.	11,883	1.1	675,192
The Charles Schwab Corp. (a)	2,064	0.1	54,717
Other Securities		2.5	1,446,778

		6.4	3,767,127

Energy 14.3%
Chevron Corp.	10,320	2.0	1,190,206
ConocoPhillips	14,491	1.6	963,652
Exxon Mobil Corp.	26,452	4.3	2,546,534
Occidental Petroleum Corp.	2,564	0.4	247,477
Phillips 66	5,977	0.8	447,438
Schlumberger Ltd.	2,666	0.4	247,938
Valero Energy Corp.	6,536	0.5	313,597
Other Securities		4.3	2,447,858

		14.3	8,404,700

Food & Staples Retailing 3.9%
Costco Wholesale Corp.	1,904	0.4	222,387
CVS Caremark Corp.	6,665	0.8	487,478
Wal-Mart Stores, Inc.	9,417	1.2	703,450
Walgreen Co.	4,773	0.6	324,325
Other Securities		0.9	577,572

		3.9	2,315,212

Food, Beverage & Tobacco 4.7%
Altria Group, Inc.	6,751	0.4	244,791
Mondelez International, Inc., Class A	7,396	0.4	251,686
PepsiCo, Inc.	4,171	0.6	333,972
Philip Morris International, Inc.	4,128	0.6	333,996
The Coca-Cola Co.	7,224	0.5	275,957
Other Securities		2.2	1,308,298

		4.7	2,748,700

Health Care Equipment & Services 5.9%
Abbott Laboratories	6,536	0.4	260,002
McKesson Corp.	1,419	0.4	251,234
UnitedHealth Group, Inc.	5,419	0.7	418,726
WellPoint, Inc.	4,128	0.6	373,956
Other Securities		3.8	2,153,976

		5.9	3,457,894

Household & Personal Products 1.9%
The Procter & Gamble Co.	9,419	1.3	740,899
Other Securities		0.6	375,279

		1.9	1,116,178

Insurance 3.4%
The Travelers Cos., Inc.	2,968	0.4	248,837
Other Securities		3.0	1,772,892

		3.4	2,021,729

Materials 4.1%
Other Securities		4.1	2,425,995

20 See financial notes

 Schwab Fundamental U.S. Broad Market Index ETF

Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($)

Media 3.9%
Comcast Corp., Class A	5,547	0.5	286,724
The Walt Disney Co.	4,773	0.7	385,706
Time Warner, Inc.	5,117	0.6	343,504
Other Securities		2.1	1,258,702

		3.9	2,274,636

Pharmaceuticals, Biotechnology & Life Sciences 5.6%
Amgen, Inc.	2,279	0.5	282,642
Johnson & Johnson	7,081	1.1	652,302
Merck & Co., Inc.	6,837	0.7	389,641
Pfizer, Inc.	21,328	1.2	684,842
Other Securities		2.1	1,261,040

		5.6	3,270,467

Real Estate 1.6%
Other Securities		1.6	942,924

Retailing 4.5%
Lowe’s Cos., Inc.	5,633	0.5	281,819
Target Corp.	3,956	0.4	247,408
The Home Depot, Inc.	3,870	0.5	317,456
Other Securities		3.1	1,804,750

		4.5	2,651,433

Semiconductors & Semiconductor Equipment 2.6%
Intel Corp.	23,091	1.0	571,733
Other Securities		1.6	947,114

		2.6	1,518,847

Software & Services 6.3%
International Business Machines Corp.	3,569	1.1	660,872
Microsoft Corp.	27,545	1.8	1,055,249
Oracle Corp.	6,235	0.4	243,851
Other Securities		3.0	1,765,564

		6.3	3,725,536

Technology Hardware & Equipment 4.4%
Apple, Inc.	668	0.6	351,528
Cisco Systems, Inc.	15,166	0.6	330,619
Hewlett-Packard Co.	24,854	1.3	742,638
Other Securities		1.9	1,167,173

		4.4	2,591,958

Telecommunication Services 3.8%
AT&T, Inc.	30,520	1.7	974,504
Verizon Communications, Inc.	19,651	1.6	934,994
Other Securities		0.5	330,019

		3.8	2,239,517

Transportation 1.9%
Other Securities		1.9	1,106,895

Utilities 4.0%
Other Securities		4.0	2,384,601

Total Common Stock
(Cost $55,906,048)			58,618,433

Other Investment Companies 0.1% of net assets

Equity Fund 0.1%
Other Securities		0.1	50,477

Money Market Fund 0.0%
Other Securities		0.0	2,896

Total Other Investment Companies
(Cost $50,507)			53,373

End of Investments.

At 02/28/14, the tax basis cost of the fund’s investments was $55,957,312 and the unrealized appreciation and depreciation were $3,321,598 and ($607,104), respectively, with a net unrealized appreciation of $2,714,494.

For the following notes, please refer to the complete schedule of portfolio holdings.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.
(b)	The rate shown is the 7-day yield.

ETF —	Exchange Traded Fund
Reg’d —	Registered
REIT —	Real Estate Investment Trust

See financial notes 21

 Schwab Fundamental U.S. Broad Market Index ETF

Portfolio Holdings continued

The following is a summary of the inputs used to value the fund’s investments as of February 28, 2014 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Other Significant	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$58,618,433	$—	$—	$58,618,433
Other Investment Companies[1]	53,373	—	—	53,373

Total	$58,671,806	$—	$—	$58,671,806

[1]	As categorized in the complete schedule of portfolio holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended February 28, 2014.

22 See financial notes

 Schwab Fundamental U.S. Broad Market Index ETF

Statement of
Assets and Liabilities
As of February 28, 2014

Assets

Investments in affiliated issuers, at value (cost $49,401)		$54,717
Investments in unaffiliated issuers, at value (cost $55,907,154)	+	58,617,089

Total investments, at value (cost $55,956,555)		58,671,806
Cash		8
Receivables:
Investments sold		9,350
Dividends	+	143,803

Total assets		58,824,967

Liabilities

Payables:
Investment adviser fees		1,584

Total liabilities		1,584

Net Assets

Total assets		58,824,967
Total liabilities	—	1,584

Net assets		$58,823,383

Net Assets by Source
Capital received from investors		55,996,319
Net investment income not yet distributed		172,206
Net realized capital losses		(60,393)
Net unrealized capital appreciation		2,715,251

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$58,823,383		2,150,001		$27.36

See financial notes 23

 Schwab Fundamental U.S. Broad Market Index ETF

Statement of
Operations
For the period August 14, 2013* through February 28, 2014

Investment Income

Dividends received from affiliated issuer		$155
Dividends received from unaffiliated issuers (net of foreign withholding tax of $100)	+	362,538

Total investment income		362,693

Expenses

Investment adviser fees		47,690

Total expenses	−	47,690

Net investment income		315,003

Realized and Unrealized Gains (Losses)

Net realized gains on affiliated issuer		39
Net realized losses on unaffiliated investments		(61,729)

Net realized losses		(61,690)
Net change in unrealized appreciation (depreciation) on affiliated issuer		5,316
Net change in unrealized appreciation (depreciation) on unaffiliated investments	+	2,709,935

Net change in unrealized appreciation (depreciation)	+	2,715,251

Net realized and unrealized gains		2,653,561

Increase in net assets resulting from operations		$2,968,564

*	Commencement of operations.

24 See financial notes

 Schwab Fundamental U.S. Broad Market Index ETF

Statements of
Changes in Net Assets
For the current period only. Because the fund commenced operations on August 14, 2013, it has no prior report period.

Operations

8/14/13*-2/28/14
Net investment income		$315,003
Net realized losses		(61,690)
Net change in unrealized appreciation (depreciation)	+	2,715,251

Increase in net assets resulting from operations		2,968,564

Distributions to Shareholders

Distributions from net investment income		($141,500)

Transactions in Fund Shares

		8/14/13*-2/28/14
		SHARES	VALUE
Shares sold		2,150,001	$55,996,319
Shares redeemed	+	—	—

Net transactions in fund shares		2,150,001	$55,996,319

Shares Outstanding and Net Assets

		8/14/13*-2/28/14
		SHARES	NET ASSETS
Beginning of period		—	$—
Total increase	+	2,150,001	58,823,383

End of period		2,150,001	$58,823,383

Net investment income not yet distributed			$172,206

*	Commencement of operations.

See financial notes 25

Schwab Fundamental U.S. Large Company Index ETF

Financial Statements

Financial Highlights

	8/14/13[1]–
	2/28/14

Per-Share Data ($)

Net asset value at beginning of period	25.00

Income (loss) from investment operations:
Net investment income (loss)	0.21
Net realized and unrealized gains (losses)	2.18

Total from investment operations	2.39
Less distributions:
Distributions from net investment income	(0.12)

Net asset value at end of period	27.27

Total return (%)	9.59	[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Total expenses	0.32	[3]
Net investment income (loss)	2.20	[3]
Portfolio turnover rate[4]	6	[2]
Net assets, end of period ($ x 1,000)	72,259

1 Commencement of operations.
2 Not annualized.
3 Annualized.
4 Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

26 See financial notes

 Schwab Fundamental U.S. Large Company Index ETF

Portfolio Holdings as of February 28, 2014

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab ETFsTM at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website at www.schwabetfs.com.

		Cost	Value
Holdings by Category		($)	($)

99.6%	Common Stock	69,025,094	71,981,254
0.2%	Other Investment Companies	141,993	144,533

99.8%	Total Investments	69,167,087	72,125,787
0.2%	Other Assets and Liabilities, Net		132,783

100.0%	Net Assets		72,258,570

	Number	% of Net	Value
Security	of Shares	Assets	($)

Common Stock 99.6% of net assets

Automobiles & Components 1.0%
Other Securities		1.0	754,934

Banks 2.4%
Wells Fargo & Co.	14,922	1.0	692,679
Other Securities		1.4	1,045,539

		2.4	1,738,218

Capital Goods 8.3%
3M Co.	2,365	0.4	318,636
General Electric Co.	40,039	1.4	1,019,793
United Technologies Corp.	3,854	0.6	450,995
Other Securities		5.9	4,183,440

		8.3	5,972,864

Commercial & Professional Services 0.8%
Other Securities		0.8	547,587

Consumer Durables & Apparel 1.0%
Other Securities		1.0	733,092

Consumer Services 1.6%
McDonald’s Corp.	4,110	0.5	391,067
Other Securities		1.1	753,921

		1.6	1,144,988

Diversified Financials 6.7%
Bank of America Corp.	66,610	1.5	1,101,063
Berkshire Hathaway, Inc., Class B *	4,102	0.7	474,930
Citigroup, Inc.	11,875	0.8	577,481
JPMorgan Chase & Co.	16,027	1.3	910,654
The Charles Schwab Corp. (a)	2,787	0.1	73,883
Other Securities		2.3	1,688,598

		6.7	4,826,609

Energy 15.1%
Chevron Corp.	13,948	2.2	1,608,623
ConocoPhillips	19,557	1.8	1,300,540
Exxon Mobil Corp.	35,766	4.8	3,443,193
Occidental Petroleum Corp.	3,428	0.5	330,871
Phillips 66	8,074	0.8	604,420
Schlumberger Ltd.	3,569	0.5	331,917
Valero Energy Corp.	8,801	0.6	422,272
Other Securities		3.9	2,868,193

		15.1	10,910,029

Food & Staples Retailing 4.2%
Costco Wholesale Corp.	2,567	0.4	299,826
CVS Caremark Corp.	9,027	0.9	660,235
Wal-Mart Stores, Inc.	12,755	1.3	952,798
Walgreen Co.	6,443	0.6	437,802
Other Securities		1.0	711,060

		4.2	3,061,721

Food, Beverage & Tobacco 4.9%
Altria Group, Inc.	9,036	0.5	327,645
Mondelez International, Inc., Class A	10,043	0.5	341,763
PepsiCo, Inc.	5,641	0.6	451,675
Philip Morris International, Inc.	5,542	0.6	448,403
The Coca-Cola Co.	9,692	0.5	370,235
Other Securities		2.2	1,634,368

		4.9	3,574,089

Health Care Equipment & Services 6.0%
Abbott Laboratories	8,745	0.5	347,876
McKesson Corp.	1,876	0.5	332,146
UnitedHealth Group, Inc.	7,377	0.8	570,021
WellPoint, Inc.	5,565	0.7	504,133
Other Securities		3.5	2,583,564

		6.0	4,337,740

Household & Personal Products 2.0%
The Procter & Gamble Co.	12,755	1.4	1,003,308
Other Securities		0.6	475,715

		2.0	1,479,023

Insurance 3.4%
The Travelers Cos., Inc.	3,991	0.5	334,605
Other Securities		2.9	2,102,731

		3.4	2,437,336

Materials 3.9%
Other Securities		3.9	2,812,907

See financial notes 27

 Schwab Fundamental U.S. Large Company Index ETF

Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($)

Media 4.0%
Comcast Corp., Class A	7,483	0.5	386,796
The Walt Disney Co.	6,477	0.7	523,406
Time Warner, Inc.	6,800	0.6	456,484
Other Securities		2.2	1,539,413

		4.0	2,906,099

Pharmaceuticals, Biotechnology & Life Sciences 5.9%
Amgen, Inc.	3,040	0.5	377,021
Johnson & Johnson	9,699	1.2	893,472
Merck & Co., Inc.	9,308	0.7	530,463
Pfizer, Inc.	28,917	1.3	928,525
Other Securities		2.2	1,513,086

		5.9	4,242,567

Real Estate 0.9%
Other Securities		0.9	677,616

Retailing 4.5%
Lowe’s Cos., Inc.	7,570	0.5	378,727
Target Corp.	5,270	0.5	329,586
The Home Depot, Inc.	5,224	0.6	428,525
Other Securities		2.9	2,082,188

		4.5	3,219,026

Semiconductors & Semiconductor Equipment 2.4%
Intel Corp.	31,280	1.1	774,493
Other Securities		1.3	943,074

		2.4	1,717,567

Software & Services 6.4%
International Business Machines Corp.	4,819	1.2	892,334
Microsoft Corp.	37,428	2.0	1,433,867
Oracle Corp.	8,375	0.5	327,546
Other Securities		2.7	1,953,881

		6.4	4,607,628

Technology Hardware & Equipment 4.4%
Apple, Inc.	894	0.7	470,458
Cisco Systems, Inc.	21,095	0.6	459,871
Hewlett-Packard Co.	33,414	1.4	998,410
Other Securities		1.7	1,226,661

		4.4	3,155,400

Telecommunication Services 4.1%
AT&T, Inc.	41,276	1.8	1,317,943
Verizon Communications, Inc.	26,553	1.7	1,263,392
Other Securities		0.6	373,499

		4.1	2,954,834

Transportation 1.6%
Other Securities		1.6	1,175,310

Utilities 4.1%
Other Securities		4.1	2,994,070

Total Common Stock
(Cost $69,025,094)			71,981,254

Other Investment Companies 0.2% of net assets

Equity Fund 0.1%
Other Securities		0.1	71,189

Money Market Fund 0.1%
Other Securities		0.1	73,344

Total Other Investment Companies
(Cost $141,993)			144,533

End of Investments.

At 02/28/14, the tax basis cost of the fund’s investments was $69,172,234 and the unrealized appreciation and depreciation were $3,751,941 and ($798,388), respectively, with a net unrealized appreciation of $2,953,553.

For the following notes, please refer to the complete schedule of portfolio holdings.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.
(b)	The rate shown is the 7-day yield.

ETF —	Exchange Traded Fund
Reg’d —	Registered
REIT —	Real Estate Investment Trust

28 See financial notes

 Schwab Fundamental U.S. Large Company Index ETF

Portfolio Holdings continued

The following is a summary of the inputs used to value the fund’s investments as of February 28, 2014 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Other Significant	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$71,981,254	$—	$—	$71,981,254
Other Investment Companies[1]	144,533	—	—	144,533

Total	$72,125,787	$—	$—	$72,125,787

[1]	As categorized in the complete schedule of portfolio holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended February 28, 2014.

See financial notes 29

 Schwab Fundamental U.S. Large Company Index ETF

Statement of
Assets and Liabilities
As of February 28, 2014

Assets

Investments in affiliated issuers, at value (cost $65,972)		$73,883
Investments in unaffiliated issuers, at value (cost $69,101,115)	+	72,051,904

Total investments, at value (cost $69,167,087)		72,125,787
Receivables:
Dividends	+	178,266

Total assets		72,304,053

Liabilities

Payables:
Investments bought		43,581
Investment adviser fees		1,902

Total liabilities		45,483

Net Assets

Total assets		72,304,053
Total liabilities	—	45,483

Net assets		$72,258,570

Net Assets by Source
Capital received from investors		69,119,382
Net investment income not yet distributed		218,984
Net realized capital losses		(38,496)
Net unrealized capital appreciation		2,958,700

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$72,258,570		2,650,001		$27.27

30 See financial notes

 Schwab Fundamental U.S. Large Company Index ETF

Statement of
Operations
For the period August 14, 2013* through February 28, 2014

Investment Income

Dividends received from affiliated issuer		$233
Dividends received from unaffiliated issuers (net of foreign withholding tax of $126)		458,810

Total investment income		459,043

Expenses

Investment adviser fees		58,279

Total expenses	−	58,279

Net investment income		400,764

Realized and Unrealized Gains (Losses)

Net realized gains on affiliated issuer		337
Net realized losses on unaffiliated investments		(40,373)

Net realized losses		(40,036)
Net change in unrealized appreciation (depreciation) on affiliated issuer		7,911
Net change in unrealized appreciation (depreciation) on unaffiliated investments	+	2,950,789

Net change in unrealized appreciation (depreciation)	+	2,958,700

Net realized and unrealized gains		2,918,664

Increase in net assets resulting from operations		$3,319,428

*	Commencement of operations.

See financial notes 31

 Schwab Fundamental U.S. Large Company Index ETF

Statements of
Changes in Net Assets
For the current period only. Because the fund commenced operations on August 14, 2013, it has no prior report period.

Operations

8/14/13*-2/28/14
Net investment income		$400,764
Net realized losses		(40,036)
Net change in unrealized appreciation (depreciation)	+	2,958,700

Increase in net assets resulting from operations		3,319,428

Distributions to Shareholders

Distributions from net investment income		($180,240)

Transactions in Fund Shares

		8/14/13*-2/28/14
		SHARES	VALUE
Shares sold		2,650,001	$69,119,382
Shares redeemed	+	—	—

Net transactions in fund shares		2,650,001	$69,119,382

Shares Outstanding and Net Assets

		8/14/13*-2/28/14
		SHARES	NET ASSETS
Beginning of period		—	$—
Total increase	+	2,650,001	72,258,570

End of period		2,650,001	$72,258,570

Net investment income not yet distributed			$218,984

*	Commencement of operations.

32 See financial notes

Schwab Fundamental U.S. Small Company Index ETF

Financial Statements

Financial Highlights

	8/14/13[1]–
	2/28/14

Per-Share Data ($)

Net asset value at beginning of period	25.00

Income (loss) from investment operations:
Net investment income (loss)	0.12
Net realized and unrealized gains (losses)	3.41

Total from investment operations	3.53
Less distributions:
Distributions from net investment income	(0.09)

Net asset value at end of period	28.44

Total return (%)	14.14	[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Total expenses	0.32	[3]
Net investment income (loss)	1.16	[3]
Portfolio turnover rate[4]	9	[2]
Net assets, end of period ($ x 1,000)	55,465

1 Commencement of operations.
2 Not annualized.
3 Annualized.
4 Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

See financial notes 33

 Schwab Fundamental U.S. Small Company Index ETF

Portfolio Holdings as of February 28, 2014

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab ETFsTM at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website at www.schwabetfs.com.

		Cost	Value
Holdings by Category		($)	($)

99.6%	Common Stock	51,846,387	55,202,684
0.2%	Other Investment Companies	121,853	125,709
0.0%	Short-Term Investment	5,000	5,000

99.8%	Total Investments	51,973,240	55,333,393
0.2%	Other Assets and Liabilities, Net		131,610

100.0%	Net Assets		55,465,003

	Number	% of Net	Value
Security	of Shares	Assets	($)

Common Stock 99.6% of net assets

Automobiles & Components 1.0%
Thor Industries, Inc.	2,262	0.2	126,694
Other Securities		0.8	402,950

		1.0	529,644

Banks 4.5%
Other Securities		4.5	2,488,426

Capital Goods 11.3%
Acuity Brands, Inc.	1,014	0.3	143,025
Carlisle Cos., Inc.	1,638	0.2	129,926
Chicago Bridge & Iron Co. N.V.	1,599	0.2	134,620
GATX Corp.	2,281	0.3	148,014
Huntington Ingalls Industries, Inc.	1,833	0.3	185,738
Lincoln Electric Holdings, Inc.	1,833	0.2	137,420
Trinity Industries, Inc.	2,652	0.3	190,440
Other Securities		9.5	5,180,934

		11.3	6,250,117

Commercial & Professional Services 4.1%
Nielsen Holdings N.V.	2,730	0.2	129,238
Other Securities		3.9	2,123,446

		4.1	2,252,684

Consumer Durables & Apparel 3.8%
Other Securities		3.8	2,127,370

Consumer Services 5.1%
Career Education Corp. *	21,864	0.3	161,575
Chipotle Mexican Grill, Inc. *	234	0.2	132,259
ITT Educational Services, Inc. *	4,095	0.2	127,068
Jack in the Box, Inc. *	2,379	0.2	136,673
Las Vegas Sands Corp.	1,755	0.3	149,614
Other Securities		3.9	2,112,854

		5.1	2,820,043

Diversified Financials 3.8%
IntercontinentalExchange Group, Inc.	1,633	0.6	341,036
TD Ameritrade Holding Corp.	4,446	0.3	148,630
Other Securities		2.9	1,592,549

		3.8	2,082,215

Energy 6.4%
Exterran Holdings, Inc. *	3,432	0.3	140,609
Whiting Petroleum Corp. *	1,872	0.2	128,625
Other Securities		5.9	3,264,426

		6.4	3,533,660

Food & Staples Retailing 0.9%
Other Securities		0.9	514,943

Food, Beverage & Tobacco 2.1%
Other Securities		2.1	1,160,663

Health Care Equipment & Services 4.6%
Kindred Healthcare, Inc.	7,878	0.3	170,638
Other Securities		4.3	2,356,111

		4.6	2,526,749

Household & Personal Products 0.4%
Other Securities		0.4	224,379

Insurance 4.0%
Aspen Insurance Holdings Ltd.	3,354	0.2	125,976
CNO Financial Group, Inc.	8,190	0.3	149,550
Kemper Corp.	3,315	0.2	128,556
Old Republic International Corp.	8,268	0.2	128,650
Primerica, Inc.	2,809	0.2	125,899
Protective Life Corp.	2,730	0.3	142,342
StanCorp Financial Group, Inc.	2,028	0.2	134,213
Other Securities		2.4	1,301,834

		4.0	2,237,020

Materials 6.1%
AK Steel Holding Corp. *	23,712	0.3	147,252
Cabot Corp.	2,586	0.3	140,006
Crown Holdings, Inc. *	2,886	0.2	129,928
Resolute Forest Products, Inc. *	6,747	0.2	138,246
Other Securities		5.1	2,803,323

		6.1	3,358,755

Media 2.2%
Lamar Advertising Co., Class A *	2,535	0.2	135,901

34 See financial notes

 Schwab Fundamental U.S. Small Company Index ETF

Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($)
Other Securities		2.0	1,102,556

		2.2	1,238,457

Pharmaceuticals, Biotechnology & Life Sciences 2.5%
Charles River Laboratories International, Inc. *	2,147	0.2	127,553
Covance, Inc. *	1,482	0.3	153,476
Endo Health Solutions, Inc. *	2,847	0.4	227,248
PerkinElmer, Inc.	2,925	0.2	132,561
Other Securities		1.4	749,449

		2.5	1,390,287

Real Estate 7.9%
General Growth Properties, Inc.	5,850	0.2	128,817
Jones Lang LaSalle, Inc.	1,092	0.2	134,534
Other Securities		7.5	4,146,983

		7.9	4,410,334

Retailing 5.2%
Office Depot, Inc. *	39,702	0.4	195,731
The Men’s Wearhouse, Inc.	2,964	0.3	159,433
Other Securities		4.5	2,550,259

		5.2	2,905,423

Semiconductors & Semiconductor Equipment 4.6%
Avago Technologies Ltd.	2,730	0.3	168,441
GT Advanced Technologies, Inc. *	9,204	0.2	131,893
SunEdison, Inc. *	14,976	0.5	274,959
Other Securities		3.6	1,971,012

		4.6	2,546,305

Software & Services 6.0%
Convergys Corp.	6,747	0.2	138,111
VeriSign, Inc. *	2,340	0.2	128,957
Other Securities		5.6	3,077,496

		6.0	3,344,564

Technology Hardware & Equipment 4.7%
Diebold, Inc.	3,354	0.2	125,406
SYNNEX Corp. *	2,379	0.3	141,503
Other Securities		4.2	2,366,480

		4.7	2,633,389

Telecommunication Services 1.0%
Other Securities		1.0	551,530

Transportation 4.1%
Alaska Air Group, Inc.	1,482	0.2	128,401
Delta Air Lines, Inc.	6,708	0.4	222,773
Southwest Airlines Co.	12,090	0.5	271,300
United Continental Holdings, Inc. *	3,588	0.3	161,317
Other Securities		2.7	1,486,191

		4.1	2,269,982

Utilities 3.3%
Other Securities		3.3	1,805,745

Total Common Stock
(Cost $51,846,387)			55,202,684

Other Investment Companies 0.2% of net assets

Equity Fund 0.1%
Other Securities		0.1	94,016

Money Market Fund 0.1%
Other Securities		0.1	31,693

Total Other Investment Companies
(Cost $121,853)			125,709

	Face
Security	Amount	% of Net	Value
Rate, Maturity Date	($)	Assets	($)

Short-Term Investment 0.0% of net assets

U.S. Treasury Obligation 0.0%
Other Securities		0.0	5,000

Total Short-Term Investment
(Cost $5,000)			5,000

End of Investments.

At 02/28/14, the tax basis cost of the fund’s investments was $51,983,366 and the unrealized appreciation and depreciation were $4,200,503 and ($850,476), respectively, with a net unrealized appreciation of $3,350,027.

For the following notes, please refer to the complete schedule of portfolio holdings.

*	Non-income producing security.
(a)	The rate shown is the 7-day yield.
(b)	The rate shown is the purchase yield.
(c)	All or a portion of this security is held as collateral for open futures contracts.

ETF —	Exchange Traded Fund
REIT —	Real Estate Investment Trust

In addition to the above, the fund held the following at 02/28/14:

		Contract	Unrealized
	Number of	Value	Appreciation
	Contracts	($)	($)

Futures Contracts

Russell 2000 Index, e-mini, Long, expires 03/21/14	1	118,190	1,018

See financial notes 35

 Schwab Fundamental U.S. Small Company Index ETF

Portfolio Holdings continued

The following is a summary of the inputs used to value the fund’s investments as of February 28, 2014 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Other Significant	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$55,202,684	$—	$—	$55,202,684
Other Investment Companies[1]	125,709	—	—	125,709
Short-Term Investment[1]	—	5,000	—	5,000

Total	$55,328,393	$5,000	$—	$55,333,393

Other Financial Instruments
Futures Contracts[2]	$1,018	$—	$—	$1,018

[1]	As categorized in the complete schedule of portfolio holdings.
[2]	Futures contracts are not included in Investments in the schedule of portfolio holdings and are valued at unrealized appreciation or depreciation.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended February 28, 2014.

36 See financial notes

 Schwab Fundamental U.S. Small Company Index ETF

Statement of
Assets and Liabilities
As of February 28, 2014

Assets

Investments, at value (cost $51,973,240)		$55,333,393
Cash		190
Receivables:
Investments sold		77,646
Fund shares sold		4,242,149
Dividends	+	51,497

Total assets		59,704,875

Liabilities

Payables:
Investments bought		4,237,919
Investment adviser fees		1,423
Variation margin on futures contracts	+	530

Total liabilities		4,239,872

Net Assets

Total assets		59,704,875
Total liabilities	—	4,239,872

Net assets		$55,465,003

Net Assets by Source
Capital received from investors		52,093,700
Net investment income not yet distributed		57,781
Net realized capital losses		(47,649)
Net unrealized capital appreciation		3,361,171

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$55,465,003		1,950,001		$28.44

See financial notes 37

 Schwab Fundamental U.S. Small Company Index ETF

Statement of
Operations
For the period August 14, 2013* through February 28, 2014

Investment Income

Dividends (net of foreign withholding tax of $176)		$198,300

Expenses

Investment adviser fees		42,746

Total expenses	−	42,746

Net investment income		155,554

Realized and Unrealized Gains (Losses)

Net realized losses on investments		(49,766)
Net realized losses on foreign currency transactions	+	(6)

Net realized losses		(49,772)
Net change in unrealized appreciation (depreciation) on investments		3,360,153
Net change in unrealized appreciation (depreciation) on futures contracts	+	1,018

Net change in unrealized appreciation (depreciation)	+	3,361,171

Net realized and unrealized gains		3,311,399

Increase in net assets resulting from operations		$3,466,953

*	Commencement of operations.

38 See financial notes

 Schwab Fundamental U.S. Small Company Index ETF

Statements of
Changes in Net Assets
For the current period only. Because the fund commenced operations on August 14, 2013, it has no prior report period.

Operations

8/14/13*-2/28/14
Net investment income		$155,554
Net realized losses		(49,772)
Net change in unrealized appreciation (depreciation)	+	3,361,171

Increase in net assets resulting from operations		3,466,953

Distributions to Shareholders

Distributions from net investment income		($95,650)

Transactions in Fund Shares

		8/14/13*-2/28/14
		SHARES	VALUE
Shares sold		1,950,001	$52,093,700
Shares redeemed	+	—	—

Net transactions in fund shares		1,950,001	$52,093,700

Shares Outstanding and Net Assets

		8/14/13*-2/28/14
		SHARES	NET ASSETS
Beginning of period		—	$—
Total increase	+	1,950,001	55,465,003

End of period		1,950,001	$55,465,003

Net investment income not yet distributed			$57,781

*	Commencement of operations.

See financial notes 39

Schwab Fundamental International Large Company Index ETF

Financial Statements

Financial Highlights

	8/14/13[1]–
	2/28/14

Per-Share Data ($)

Net asset value at beginning of period	25.00

Income (loss) from investment operations:
Net investment income (loss)	0.36
Net realized and unrealized gains (losses)	3.04

Total from investment operations	3.40
Less distributions:
Distributions from net investment income	(0.14)

Net asset value at end of period	28.26

Total return (%)	13.60	[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Total expenses	0.32	[3]
Net investment income (loss)	4.00	[3]
Portfolio turnover rate[4]	8	[2]
Net assets, end of period ($ x 1,000)	62,164

1 Commencement of operations.
2 Not annualized.
3 Annualized.
4 Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

40 See financial notes

 Schwab Fundamental International Large Company Index ETF

Portfolio Holdings as of February 28, 2014

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab ETFsTM at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website at www.schwabetfs.com.

		Cost	Value
Holdings by Category		($)	($)

99.3%	Common Stock	58,934,132	61,705,639
0.1%	Other Investment Companies	51,637	53,701
0.4%	Preferred Stock	246,305	252,975

99.8%	Total Investments	59,232,074	62,012,315
0.2%	Other Assets and Liabilities, Net		151,958

100.0%	Net Assets		62,164,273

	Number	% of Net	Value
Security	of Shares	Assets	($)

Common Stock 99.3% of net assets

Australia 4.6%
BHP Billiton Ltd.	11,572	0.6	397,433
Other Securities		4.0	2,441,741

		4.6	2,839,174

Austria 0.4%
Other Securities		0.4	250,263

Belgium 0.9%
Other Securities		0.9	559,313

Canada 5.9%
Other Securities		5.9	3,635,186

Denmark 0.9%
Other Securities		0.9	588,832

Finland 1.5%
Nokia Oyj *	61,578	0.8	474,996
Other Securities		0.7	486,462

		1.5	961,458

France 11.9%
AXA S.A.	10,626	0.4	277,965
BNP Paribas S.A.	5,170	0.7	424,577
Carrefour S.A.	6,798	0.4	250,876
Compagnie de Saint-Gobain	4,950	0.5	297,396
GDF Suez	13,860	0.6	355,864
Orange S.A.	42,042	0.8	526,604
Sanofi	4,246	0.7	441,763
Societe Generale S.A.	3,784	0.4	252,821
Total S.A.	20,680	2.2	1,343,280
Vivendi S.A.	11,770	0.5	336,746
Other Securities		4.7	2,886,613

		11.9	7,394,505

Germany 9.4%
Allianz SE - Reg’d	2,178	0.6	390,156
BASF SE	4,730	0.9	544,970
Bayer AG - Reg’d	2,398	0.5	340,805
Daimler AG - Reg’d	6,050	0.9	564,195
Deutsche Telekom AG - Reg’d	32,186	0.9	546,558
E.ON SE	25,454	0.8	485,854
RWE AG	6,644	0.4	266,252
Siemens AG - Reg’d	3,410	0.7	455,713
Other Securities		3.7	2,262,081

		9.4	5,856,584

Hong Kong 0.9%
Other Securities		0.9	554,298

Ireland 0.7%
Other Securities		0.7	447,395

Israel 0.3%
Other Securities		0.3	205,341

Italy 4.9%
Enel S.p.A.	83,270	0.7	427,831
Eni S.p.A.	24,860	1.0	600,183
Intesa Sanpaolo S.p.A. (b)	116,072	0.6	360,063
UniCredit S.p.A.	48,400	0.6	385,377
Other Securities		2.0	1,262,679

		4.9	3,036,133

Japan 18.5%
Honda Motor Co., Ltd.	7,100	0.4	253,698
Nippon Telegraph & Telephone Corp.	4,900	0.4	273,697
Panasonic Corp.	20,700	0.4	258,788
Toyota Motor Corp.	8,800	0.8	503,436
Other Securities		16.5	10,183,095

		18.5	11,472,714

Luxembourg 0.6%
ArcelorMittal	16,588	0.4	262,669
Other Securities		0.2	115,994

		0.6	378,663

Netherlands 6.0%
ING Groep N.V. CVA *	18,480	0.4	269,785
Royal Dutch Shell plc, A Shares	33,462	2.0	1,222,646
Royal Dutch Shell plc, B Shares	21,010	1.3	819,328
Other Securities		2.3	1,391,252

		6.0	3,703,011

See financial notes 41

 Schwab Fundamental International Large Company Index ETF

Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($)

New Zealand 0.1%
Other Securities		0.1	68,994

Norway 0.9%
Statoil A.S.A.	10,230	0.4	270,478
Other Securities		0.5	276,560

		0.9	547,038

Portugal 0.3%
Other Securities		0.3	202,143

Singapore 0.7%
Other Securities		0.7	410,521

Spain 4.4%
Banco Bilbao Vizcaya Argentaria S.A.	29,920	0.6	371,710
Banco Santander S.A.	84,342	1.2	764,867
Telefonica S.A.	41,387	1.0	635,066
Other Securities		1.6	989,555

		4.4	2,761,198

Sweden 2.4%
Other Securities		2.4	1,463,909

Switzerland 5.8%
Nestle S.A. - Reg’d	9,042	1.1	683,694
Novartis AG - Reg’d	5,676	0.8	473,322
Roche Holding AG (b)	1,254	0.6	386,394
Other Securities		3.3	2,052,204

		5.8	3,595,614

United Kingdom 17.3%
Anglo American plc	12,430	0.5	318,920
AstraZeneca plc	8,021	0.9	548,971
Barclays plc	69,300	0.5	292,780
BP plc	186,854	2.5	1,579,475
British American Tobacco plc	5,223	0.5	284,471
BT Group plc	40,381	0.4	277,322
GlaxoSmithKline plc	21,450	1.0	600,854
HSBC Holdings plc	73,130	1.2	771,728
Rio Tinto plc	5,171	0.5	297,454
Tesco plc	54,989	0.5	303,369
Vodafone Group plc	137,891	0.9	575,401
Other Securities		7.9	4,922,607

		17.3	10,773,352

Total Common Stock
(Cost $58,934,132)			61,705,639

Other Investment Companies 0.1% of net assets

United States 0.1%
Equity Fund 0.1%
Other Securities		0.1	47,215

Money Market Fund 0.0%
Other Securities		0.0	6,486

Total Other Investment Companies
(Cost $51,637)			53,701

Preferred Stock 0.4% of net assets

Germany 0.4%
Other Securities		0.4	252,975

Total Preferred Stock
(Cost $246,305)			252,975

End of Investments.

At 02/28/14, the tax basis cost of the fund’s investments was $59,256,387 and the unrealized appreciation and depreciation were $3,912,554 and ($1,156,626), respectively, with a net unrealized appreciation of $2,755,928.

For the following notes, please refer to the complete schedule of portfolio holdings.

*	Non-income producing security.
(a)	The rate shown is the 7-day yield.
(b)	Securities are traded on separate exchanges for the same entity.

CVA —	Dutch Certificate
ETF —	Exchange Traded Fund
Reg’d —	Registered
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)

42 See financial notes

 Schwab Fundamental International Large Company Index ETF

Portfolio Holdings continued

The following is a summary of the inputs used to value the fund’s investments as of February 28, 2014 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Other Significant	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$61,705,639	$—	$—	$61,705,639
Other Investment Companies[1]	53,701	—	—	53,701
Preferred Stock[1]	252,975	—	—	252,975

Total	$62,012,315	$—	$—	$62,012,315

[1]	As categorized in the complete schedule of portfolio holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended February 28, 2014.

See financial notes 43

 Schwab Fundamental International Large Company Index ETF

Statement of
Assets and Liabilities
As of February 28, 2014

Assets

Investments, at value (cost $59,232,074)		$62,012,315
Cash		262
Foreign currency, at value (cost $10,234)		10,262
Receivables:
Dividends		495,436
Foreign tax reclaims	+	6,935

Total assets		62,525,210

Liabilities

Payables:
Investments bought		359,292
Investment adviser fees	+	1,645

Total liabilities		360,937

Net Assets

Total assets		62,525,210
Total liabilities	—	360,937

Net assets		$62,164,273

Net Assets by Source
Capital received from investors		58,938,190
Net investment income not yet distributed		486,413
Net realized capital losses		(41,770)
Net unrealized capital appreciation		2,781,440

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$62,164,273		2,200,001		$28.26

44 See financial notes

 Schwab Fundamental International Large Company Index ETF

Statement of
Operations
For the period August 14, 2013* through February 28, 2014

Investment Income

Dividends (net of foreign withholding tax of $25,000)		$731,330

Expenses

Investment adviser fees		54,130

Total expenses	−	54,130

Net investment income		677,200

Realized and Unrealized Gains (Losses)

Net realized losses on investments		(41,271)
Net realized losses on foreign currency transactions	+	(2,146)

Net realized losses		(43,417)
Net change in unrealized appreciation (depreciation) on investments		2,780,241
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	1,199

Net change in unrealized appreciation (depreciation)	+	2,781,440

Net realized and unrealized gains		2,738,023

Increase in net assets resulting from operations		$3,415,223

*	Commencement of operations.

See financial notes 45

 Schwab Fundamental International Large Company Index ETF

Statements of
Changes in Net Assets
For the current period only. Because the fund commenced operations on August 14, 2013, it has no prior report period.

Operations

8/14/13*-2/28/14
Net investment income		$677,200
Net realized losses		(43,417)
Net change in unrealized appreciation (depreciation)	+	2,781,440

Increase in net assets resulting from operations		3,415,223

Distributions to Shareholders

Distributions from net investment income		($189,140)

Transactions in Fund Shares

		8/14/13*-2/28/14
		SHARES	VALUE
Shares sold		2,200,001	$58,938,190
Shares redeemed	+	—	—

Net transactions in fund shares		2,200,001	$58,938,190

Shares Outstanding and Net Assets

		8/14/13*-2/28/14
		SHARES	NET ASSETS
Beginning of period		—	$—
Total increase	+	2,200,001	62,164,273

End of period		2,200,001	$62,164,273

Net investment income not yet distributed			$486,413

*	Commencement of operations.

46 See financial notes

Schwab Fundamental International Small Company Index ETF

Financial Statements

Financial Highlights

	8/14/13[1]–
	2/28/14

Per-Share Data ($)

Net asset value at beginning of period	25.00

Income (loss) from investment operations:
Net investment income (loss)	0.15
Net realized and unrealized gains (losses)	2.78

Total from investment operations	2.93
Less distributions:
Distributions from net investment income	(0.18)

Net asset value at end of period	27.75

Total return (%)	11.73	[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Total expenses	0.46	[3]
Net investment income (loss)	1.09	[3]
Portfolio turnover rate[4]	18	[2]
Net assets, end of period ($ x 1,000)	24,977

1 Commencement of operations.
2 Not annualized.
3 Annualized.
4 Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

See financial notes 47

 Schwab Fundamental International Small Company Index ETF

Portfolio Holdings as of February 28, 2014

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab ETFsTM at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website at www.schwabetfs.com.

		Cost	Value
Holdings by Category		($)	($)

99.3%	Common Stock	23,444,827	24,790,171
0.1%	Other Investment Companies	31,349	33,664
0.4%	Preferred Stock	94,836	110,783

99.8%	Total Investments	23,571,012	24,934,618
0.2%	Other Assets and Liabilities, Net		42,184

100.0%	Net Assets		24,976,802

	Number	% of Net	Value
Security	of Shares	Assets	($)

Common Stock 99.3% of net assets

Australia 4.8%
Other Securities		4.8	1,191,753

Austria 0.7%
IMMOFINANZ AG *	9,299	0.2	47,135
Other Securities		0.5	131,522

		0.7	178,657

Belgium 1.2%
Other Securities		1.2	290,780

Canada 8.2%
Methanex Corp.	1,017	0.3	71,294
Precision Drilling Corp.	4,482	0.2	49,357
Other Securities		7.7	1,922,401

		8.2	2,043,052

Denmark 1.6%
D/S Norden A/S	954	0.2	47,055
Other Securities		1.4	363,258

		1.6	410,313

Finland 2.2%
Huhtamaki Oyj	1,755	0.2	50,660
Rautaruukki Oyj	5,859	0.3	68,702
Other Securities		1.7	419,536

		2.2	538,898

France 5.0%
Faurecia *	1,228	0.2	54,749
Neopost S.A.	563	0.2	51,795
Teleperformance	864	0.2	55,012
Zodiac Aerospace	1,305	0.2	46,115
Other Securities		4.2	1,050,957

		5.0	1,258,628

Germany 3.6%
Rhoen Klinikum AG	1,602	0.2	51,709
Wacker Chemie AG	405	0.2	54,734
Wincor Nixdorf AG	594	0.2	47,641
Other Securities		3.0	743,916

		3.6	898,000

Hong Kong 2.6%
Hongkong Land Holdings Ltd.	9,000	0.2	56,430
Other Securities		2.4	599,098

		2.6	655,528

Ireland 0.8%
Other Securities		0.8	197,916

Israel 1.3%
Other Securities		1.3	319,367

Italy 3.0%
Other Securities		3.0	757,475

Japan 35.7%
Alps Electric Co., Ltd. *	4,700	0.2	60,324
Casio Computer Co., Ltd.	4,500	0.2	50,659
Chugai Pharmaceutical Co., Ltd.	1,800	0.2	45,818
Don Quijote Holdings Co., Ltd.	900	0.2	48,675
Ebara Corp.	9,000	0.2	60,667
IT Holdings Corp.	2,700	0.2	46,320
Iwatani Corp.	9,000	0.2	57,140
Kamigumi Co., Ltd.	9,000	0.3	83,153
Minebea Co., Ltd.	9,000	0.3	79,097
Mitsubishi Gas Chemical Co., Inc.	9,000	0.2	57,228
NGK Insulators Ltd.	2,500	0.2	53,887
Rengo Co., Ltd.	9,000	0.2	51,849
Toshiba TEC Corp.	9,000	0.2	59,080
Toyo Tire & Rubber Co., Ltd.	9,000	0.3	65,164
Unicharm Corp.	900	0.2	50,879
Other Securities		32.4	8,048,992

		35.7	8,918,932

Luxembourg 0.6%
Other Securities		0.6	145,959

Netherlands 2.2%
USG People N.V.	3,846	0.3	73,251

48 See financial notes

 Schwab Fundamental International Small Company Index ETF

Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($)
Other Securities		1.9	462,756

		2.2	536,007

New Zealand 0.5%
Other Securities		0.5	130,482

Norway 1.3%
REC Silicon A.S.A. *	78,759	0.2	58,711
Other Securities		1.1	264,737

		1.3	323,448

Portugal 0.4%
Other Securities		0.4	107,365

Singapore 1.5%
Other Securities		1.5	384,545

Spain 2.4%
Acerinox S.A.	3,150	0.2	45,943
Bankinter S.A.	5,978	0.2	48,491
Gamesa Corp. Tecnologica S.A. *	7,056	0.3	79,542
Other Securities		1.7	414,256

		2.4	588,232

Sweden 2.4%
Other Securities		2.4	607,220

Switzerland 3.2%
Actelion Ltd. - Reg’d *	486	0.2	51,453
Georg Fischer AG - Reg’d *	72	0.2	57,629
Logitech International S.A. - Reg’d	3,654	0.2	58,287
Other Securities		2.6	623,320

		3.2	790,689

United Kingdom 14.1%
Ashtead Group plc	3,160	0.2	46,390
Babcock International Group plc	1,935	0.2	47,701
Bellway plc	1,800	0.2	50,557
Berendsen plc	2,675	0.2	46,936
Booker Group plc	18,165	0.2	53,060
Darty plc	28,165	0.2	54,752
DS Smith plc	9,243	0.2	54,664
Enterprise Inns plc *	22,329	0.2	57,964
London Stock Exchange Group plc	1,675	0.2	56,899
Mitchells & Butlers plc *	5,877	0.2	47,767
Northgate plc	5,097	0.2	50,824
Rentokil Initial plc	23,301	0.2	51,974
UBM plc	3,951	0.2	47,508
Other Securities		11.5	2,849,929

		14.1	3,516,925

Total Common Stock
(Cost $23,444,827)			24,790,171

Other Investment Companies 0.1% of net assets

United States 0.1%
Equity Fund 0.1%
Other Securities		0.1	31,644

Money Market Fund 0.0%
Other Securities		0.0	2,020

Total Other Investment Companies
(Cost $31,349)			33,664

Preferred Stock 0.4% of net assets

Germany 0.3%
Other Securities		0.3	91,539

Italy 0.1%
Other Securities		0.1	19,244

Total Preferred Stock
(Cost $94,836)			110,783

End of Investments.

At 02/28/14, the tax basis cost of the fund’s investments was $23,653,427 and the unrealized appreciation and depreciation were $1,976,578 and ($695,387), respectively, with a net unrealized appreciation of $1,281,191.

For the following notes, please refer to the complete schedule of portfolio holdings.

*	Non-income producing security.
(a)	The rate shown is the 7-day yield.

ETF —	Exchange Traded Fund
Reg’d —	Registered
REIT —	Real Estate Investment Trust

See financial notes 49

 Schwab Fundamental International Small Company Index ETF

Portfolio Holdings continued

The following is a summary of the inputs used to value the fund’s investments as of February 28, 2014 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Other Significant	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$24,790,171	$—	$—	$24,790,171
Other Investment Companies[1]	33,664	—	—	33,664
Preferred Stock[1]	110,783	—	—	110,783

Total	$24,934,618	$—	$—	$24,934,618

[1]	As categorized in the complete schedule of portfolio holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended February 28, 2014.

50 See financial notes

 Schwab Fundamental International Small Company Index ETF

Statement of
Assets and Liabilities
As of February 28, 2014

Assets

Investments, at value (cost $23,571,012)		$24,934,618
Foreign currency, at value (cost $14,935)		14,994
Receivables:
Dividends		27,667
Foreign tax reclaims	+	471

Total assets		24,977,750

Liabilities

Payables:
Investment adviser fees	+	948

Total liabilities		948

Net Assets

Total assets		24,977,750
Total liabilities	—	948

Net assets		$24,976,802

Net Assets by Source
Capital received from investors		23,656,700
Distributions in excess of net investment income		(23,022)
Net realized capital losses		(20,750)
Net unrealized capital appreciation		1,363,874

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$24,976,802		900,001		$27.75

See financial notes 51

 Schwab Fundamental International Small Company Index ETF

Statement of
Operations
For the period August 14, 2013* through February 28, 2014

Investment Income

Dividends (net of foreign withholding tax of $10,727)		$121,465

Expenses

Investment adviser fees		35,962

Total expenses	−	35,962

Net investment income		85,503

Realized and Unrealized Gains (Losses)

Net realized losses on investments		(18,635)
Net realized losses on foreign currency transactions	+	(5,040)

Net realized losses		(23,675)
Net change in unrealized appreciation (depreciation) on investments		1,363,606
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	268

Net change in unrealized appreciation (depreciation)	+	1,363,874

Net realized and unrealized gains		1,340,199

Increase in net assets resulting from operations		$1,425,702

*	Commencement of operations.

52 See financial notes

 Schwab Fundamental International Small Company Index ETF

Statements of
Changes in Net Assets
For the current period only. Because the fund commenced operations on August 14, 2013, it has no prior report period.

Operations

8/14/13*-2/28/14
Net investment income		$85,503
Net realized losses		(23,675)
Net change in unrealized appreciation (depreciation)	+	1,363,874

Increase in net assets resulting from operations		1,425,702

Distributions to Shareholders

Distributions from net investment income		($105,600)

Transactions in Fund Shares

		8/14/13*-2/28/14
		SHARES	VALUE
Shares sold		900,001	$23,656,700
Shares redeemed	+	—	—

Net transactions in fund shares		900,001	$23,656,700

Shares Outstanding and Net Assets

		8/14/13*-2/28/14
		SHARES	NET ASSETS
Beginning of period		—	$—
Total increase	+	900,001	24,976,802

End of period		900,001	$24,976,802

Distributions in excess of net investment income			($23,022)

*	Commencement of operations.

See financial notes 53

Schwab Fundamental Emerging Markets Large Company Index ETF

Financial Statements

Financial Highlights

	8/14/13[1]–
	2/28/14

Per-Share Data ($)

Net asset value at beginning of period	25.00

Income (loss) from investment operations:
Net investment income (loss)	0.12
Net realized and unrealized gains (losses)	(0.00)[2]

Total from investment operations	0.12
Less distributions:
Distributions from net investment income	(0.14)

Net asset value at end of period	24.98

Total return (%)	0.45	[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Total expenses	0.46	[4]
Net investment income (loss)	1.01	[4]
Portfolio turnover rate[5]	6	[3]
Net assets, end of period ($ x 1,000)	22,482

1 Commencement of operations.
2 Per-share amount was less than $0.01.
3 Not annualized.
4 Annualized.
5 Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

54 See financial notes

 Schwab Fundamental Emerging Markets Large Company Index ETF

Portfolio Holdings as of February 28, 2014

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab ETFsTM at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website at www.schwabetfs.com.

		Cost	Value
Holdings by Category		($)	($)

89.0%	Common Stock	20,354,508	20,012,776
1.7%	Other Investment Companies	352,770	371,119
9.2%	Preferred Stock	2,269,459	2,072,068
0.0%	Rights	—	—

99.9%	Total Investments	22,976,737	22,455,963
0.1%	Other Assets and Liabilities, Net		25,870

100.0%	Net Assets		22,481,833

	Number	% of Net	Value
Security	of Shares	Assets	($)

Common Stock 89.0% of net assets

Brazil 5.2%
Petroleo Brasileiro S.A.	45,995	1.1	255,769
Vale S.A.	17,195	1.1	242,909
Other Securities		3.0	680,145

		5.2	1,178,823

Chile 0.7%
Other Securities		0.7	164,039

China 12.2%
Bank of China Ltd., H Shares	558,000	1.0	234,386
China Construction Bank Corp., H Shares	531,000	1.6	364,671
China Mobile Ltd.	41,000	1.7	389,606
China Petroleum & Chemical Corp., H Shares	365,000	1.4	324,035
CNOOC Ltd.	103,000	0.8	168,812
Industrial & Commercial Bank of China Ltd., H Shares	414,000	1.1	248,046
PetroChina Co., Ltd., H Shares	207,000	1.0	218,174
Other Securities		3.6	788,462

		12.2	2,736,192

Colombia 0.2%
Other Securities		0.2	52,258

Czech Republic 0.5%
Other Securities		0.5	102,331

Egypt 0.2%
Other Securities		0.2	50,175

Greece 2.2%
OPAP S.A.	8,325	0.6	131,078
Other Securities		1.6	356,191

		2.2	487,269

Hungary 0.6%
Other Securities		0.6	134,538

India 2.1%
Reliance Industries Ltd. GDR (a)	7,443	0.9	192,178
Other Securities		1.2	284,071

		2.1	476,249

Indonesia 0.8%
Other Securities		0.8	178,503

Malaysia 1.7%
Other Securities		1.7	387,927

Mexico 3.5%
America Movil S.A.B. de C.V., Series L	238,500	1.0	231,220
Cemex S.A.B. de C.V., Series CPO *	126,000	0.7	164,965
Other Securities		1.8	390,529

		3.5	786,714

Philippines 0.1%
Other Securities		0.1	29,899

Poland 2.5%
Other Securities		2.5	565,070

Republic of Korea 20.1%
Hyundai Heavy Industries Co., Ltd.	558	0.5	114,736
Hyundai Mobis	414	0.5	121,582
Hyundai Motor Co.	1,262	1.3	289,640
Korea Electric Power Corp.	4,680	0.7	162,211
LG Corp.	3,879	0.9	203,488
LG Electronics, Inc.	2,844	0.7	162,248
POSCO	1,089	1.3	289,720
Samsung Electronics Co., Ltd.	679	3.8	858,053
Shinhan Financial Group Co., Ltd.	3,420	0.6	142,407
SK C&C Co., Ltd.	945	0.6	128,361
SK Holdings Co., Ltd.	954	0.8	172,033
SK Innovation Co., Ltd.	1,062	0.6	132,812
SK Telecom Co., Ltd.	558	0.5	113,168
Other Securities		7.3	1,618,051

		20.1	4,508,510

Russia 13.5%
Gazprom OAO	234,420	4.1	913,263

See financial notes 55

 Schwab Fundamental Emerging Markets Large Company Index ETF

Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($)
LUKOIL OAO *	16,587	4.0	908,193
MMC Norilsk Nickel OJSC *	1,017	0.8	169,492
Sberbank of Russia *	50,220	0.6	127,312
Surgutneftegas OAO *	405,000	1.4	311,179
Tatneft OAO *	19,260	0.5	113,623
Other Securities		2.1	488,303

		13.5	3,031,365

South Africa 7.6%
MTN Group Ltd.	13,707	1.1	251,254
Sasol Ltd.	6,075	1.4	308,830
Other Securities		5.1	1,147,593

		7.6	1,707,677

Taiwan 13.2%
Asustek Computer, Inc.	14,000	0.6	134,695
China Steel Corp.	135,000	0.5	114,513
Chunghwa Telecom Co., Ltd.	37,500	0.5	113,869
Formosa Chemicals & Fibre Corp.	54,000	0.6	137,415
Formosa Plastics Corp.	46,000	0.5	116,905
Hon Hai Precision Industry Co., Ltd.	119,700	1.5	331,864
Nan Ya Plastics Corp.	54,000	0.5	115,671
Taiwan Semiconductor Manufacturing Co., Ltd.	108,000	1.7	384,976
Other Securities		6.8	1,520,335

		13.2	2,970,243

Thailand 1.1%
Other Securities		1.1	235,724

Trinidad 1.0%
Other Securities		1.0	229,270

Total Common Stock
(Cost $20,354,508)			20,012,776

Other Investment Companies 1.7% of net assets

United States 1.7%
Equity Funds 1.6%
iShares India 50 ETF	5,451	0.6	125,809
WisdomTree India Earnings Fund	11,505	0.9	194,435
Other Securities		0.1	27,636

		1.6	347,880

Money Market Fund 0.1%
Other Securities		0.1	23,239

Total Other Investment Companies
(Cost $352,770)			371,119

Preferred Stock 9.2% of net assets

Brazil 6.9%
Banco Bradesco S.A.	11,700	0.6	136,784
Itau Unibanco Holding S.A.	19,306	1.1	258,102
Petroleo Brasileiro S.A.	62,420	1.6	363,137
Vale S.A.	23,400	1.3	291,398
Other Securities		2.3	503,954

		6.9	1,553,375

Colombia 0.1%
Other Securities		0.1	20,369

Republic of Korea 0.9%
Samsung Electronics Co., Ltd.	119	0.5	118,498
Other Securities		0.4	80,040

		0.9	198,538

Russia 1.3%
AK Transneft OAO *	99	1.0	223,424
Other Securities		0.3	76,362

		1.3	299,786

Total Preferred Stock
(Cost $2,269,459)			2,072,068

Rights 0.0% of net assets

Brazil 0.0%
Other Securities		0.0	—

Total Rights
(Cost $—)			—

End of Investments.

At 02/28/14, the tax basis cost of the fund’s investments was $23,006,507 and the unrealized appreciation and depreciation were $808,175 and ($1,358,719), respectively, with a net unrealized depreciation of ($550,544).

For the following notes, please refer to the complete schedule of portfolio holdings.

*	Non-income producing security.
(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $192,178 or 0.9% of net assets.
(b)	The rate shown is the 7-day yield.

ADR —	American Depositary Receipt
ETF —	Exchange Traded Fund
GDR —	Global Depositary Receipt
NVDR —	Non-Voting Depositary Receipt
Reg’d —	Registered

56 See financial notes

 Schwab Fundamental Emerging Markets Large Company Index ETF

Portfolio Holdings continued

The following is a summary of the inputs used to value the fund’s investments as of February 28, 2014 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Other Significant	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$20,012,776	$—	$—	$20,012,776
Other Investment Companies[1]	371,119	—	—	371,119
Preferred Stock[1]	2,072,068	—	—	2,072,068
Rights[1]	—	—	—	—

Total	$22,455,963	$—	$—	$22,455,963

[1]	As categorized in the complete schedule of portfolio holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended February 28, 2014.

See financial notes 57

 Schwab Fundamental Emerging Markets Large Company Index ETF

Statement of
Assets and Liabilities
As of February 28, 2014

Assets

Investments, at value (cost $22,976,737)		$22,455,963
Foreign currency, at value (cost $9,229)		9,265
Receivables:
Dividends		39,683
Foreign tax reclaims	+	245

Total assets		22,505,156

Liabilities

Payables:
Investments bought		22,457
Investment adviser fees	+	866

Total liabilities		23,323

Net Assets

Total assets		22,505,156
Total liabilities	—	23,323

Net assets		$22,481,833

Net Assets by Source
Capital received from investors		23,056,401
Distributions in excess of net investment income		(8,854)
Net realized capital losses		(44,630)
Net unrealized capital depreciation		(521,084)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$22,481,833		900,001		$24.98

58 See financial notes

 Schwab Fundamental Emerging Markets Large Company Index ETF

Statement of
Operations
For the period August 14, 2013* through February 28, 2014

Investment Income

Dividends (net of foreign withholding tax of $20,651)		$117,477

Expenses

Investment adviser fees		36,829

Total expenses	−	36,829

Net investment income		80,648

Realized and Unrealized Gains (Losses)

Net realized losses on investments		(34,882)
Net realized losses on foreign currency transactions	+	(3,656)

Net realized losses		(38,538)
Net change in unrealized appreciation (depreciation) on investments		(520,774)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	(310)

Net change in unrealized appreciation (depreciation)	+	(521,084)

Net realized and unrealized losses		(559,622)

Decrease in net assets resulting from operations		($478,974)

*	Commencement of operations.

See financial notes 59

 Schwab Fundamental Emerging Markets Large Company Index ETF

Statements of
Changes in Net Assets
For the current period only. Because the fund commenced operations on August 14, 2013, it has no prior report period.

Operations

8/14/13*-2/28/14
Net investment income		$80,648
Net realized losses		(38,538)
Net change in unrealized appreciation (depreciation)	+	(521,084)

Decrease in net assets resulting from operations		(478,974)

Distributions to Shareholders

Distributions from net investment income		($96,670)

Transactions in Fund Shares

		8/14/13*-2/28/14
		SHARES	VALUE
Shares sold		900,001	$23,057,477
Shares redeemed	+	—	—

Net transactions in fund shares		900,001	$23,057,477

Shares Outstanding and Net Assets

		8/14/13*-2/28/14
		SHARES	NET ASSETS
Beginning of period		—	$—
Total increase	+	900,001	22,481,833

End of period		900,001	$22,481,833

Distributions in excess of net investment income			($8,854)

*	Commencement of operations.

60 See financial notes

 Schwab Fundamental Index ETFs

Financial Notes

1. Business Structure of the Funds

Each of the funds in this report is a series of Schwab Strategic Trust (the “trust”), a no-load, open-end management investment company. The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the operational funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:

Schwab Strategic Trust (organized January 27, 2009)	Schwab U.S. Mid-Cap ETF
Schwab Fundamental U.S. Broad Market Index ETF	Schwab U.S. Small-Cap ETF
Schwab Fundamental U.S. Large Company Index ETF	Schwab U.S. Dividend Equity ETF
Schwab Fundamental U.S. Small Company Index ETF	Schwab U.S. REIT ETF
Schwab Fundamental International Large Company Index ETF	Schwab International Equity ETF
Schwab Fundamental International Small Company Index ETF	Schwab International Small-Cap Equity ETF
Schwab Fundamental Emerging Markets Large Company Index ETF	Schwab Emerging Markets Equity ETF
Schwab U.S. Broad Market ETF	Schwab U.S. TIPS ETF
Schwab U.S. Large-Cap ETF	Schwab Short-Term U.S. Treasury ETF
Schwab U.S. Large-Cap Growth ETF	Schwab Intermediate-Term U.S. Treasury ETF
Schwab U.S. Large-Cap Value ETF	Schwab U.S. Aggregate Bond ETF

The funds issue and redeem shares at their net assets value per share (“NAV”) only in large blocks of shares, typically 50,000 shares or more (“Creation Units”). These transactions are usually in exchange for a basket of securities and an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of the fund are not redeemable securities.

Individual shares of the funds trade on national securities exchanges and elsewhere during the trading day and can only be bought and sold at market prices throughout the trading day through a broker-dealer. Because fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The funds commenced operations on August 14, 2013.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the Securities Exchange Commission (“SEC”).

(a) Security Valuation:

Under procedures approved by the funds’ Board of Trustees (the “Board”), the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at halfway between the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.

•	Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is

 Schwab Fundamental Index ETFs

Financial Notes (continued)

2. Significant Accounting Policies (continued):

de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.

•	Futures contracts: Futures are valued at their settlement prices as of the close of their exchanges.

•	Short-term securities (60 days or less to maturity): Short-term securities are valued at amortized cost, which approximates market value.

•	Underlying funds: Mutual funds are valued at their respective NAVs. Exchange traded funds (“ETFs”) traded on a recognized securities exchange are valued at the last reported sale price that day or the official closing price, if applicable.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities, ETFs and futures contracts. Investments in mutual funds are valued daily at their NAVs, and investments in ETFs are valued daily at the last reported sale price or the official closing price, which are classified as Level 1 prices.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

 Schwab Fundamental Index ETFs

Financial Notes (continued)

2. Significant Accounting Policies (continued):

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The levels associated with valuing the funds’ investments as of February 28, 2014 are disclosed in the Portfolio Holdings.

(b) Accounting Policies for certain Portfolio Investments (if held):

Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. A fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses until the contract is closed, at which time the gains or losses are realized. Futures are traded publicly on exchanges, and their market value changes daily.

Securities Lending: Under the trust’s Securities Lending Program, a fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to have a value of at least 102% of the prior day’s market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities and is marked to market daily. The lending agent provides the fund with indemnification against borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. The cash collateral of securities loaned is invested in money market portfolios operating under Rule 2a-7 of the 1940 Act. Securities lending income, as disclosed in a fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent and broker rebates which are subject to adjustments pursuant to the securities lending agreement. On loans not collateralized by cash, a fee is received from the borrower, and is allocated between the fund and the lending agent. Costs and expenses, including agent fees, associated with securities lending activities under the trust’s Securities Lending Program paid to the unaffiliated lending agent are approximately 15% of the gross lending revenues.

As of February 28, 2014, the funds did not have any securities on loan.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations on the Statement of Operations. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Gains realized by the funds on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

When a fund closes out a futures position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.

 Schwab Fundamental Index ETFs

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(d) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.

Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.

(e) Expenses:

Pursuant to the Investment Advisory Agreement (“Advisory Agreement”) between Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”) and the trust, the investment adviser will pay the operating expenses of each fund, excluding interest expense, taxes, any brokerage expenses, and extraordinary or non-routine expenses. Interest expense, taxes, any brokerage expenses and extraordinary or non-routine expenses that are specific to a fund are charged directly to the fund.

(f) Distributions to Shareholders:

Schwab Fundamental U.S. Broad Market Index ETF, Schwab Fundamental U.S. Large Company Index ETF, and Schwab Fundamental U.S. Small Company Index ETF generally make distributions from net investment income, if any, quarterly. Schwab Fundamental International Large Company Index ETF, Schwab Fundamental International Small Company Index ETF, and Schwab Fundamental Emerging Markets Large Company Index ETF generally make distributions from net investment income, if any, annually. All funds generally make distributions from net realized capital gains, if any, once a year.

(g) Accounting Estimates:

The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(h) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(i) Foreign Taxes:

The funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest. These foreign taxes, if any, are paid by the funds and are disclosed in the Statement of Operations. Foreign taxes payable as of February 28, 2014, if any, are reflected in the funds’ Statements of Assets and Liabilities.

(j) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.

 Schwab Fundamental Index ETFs

Financial Notes (continued)

3. Risk Factors:

Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Market Risk. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of the investment in a fund will fluctuate, which means that the investors could lose money.

Investment Style Risk. The funds are not actively managed. Therefore, a fund follows the securities included in an index during upturns as well as downturns. Because of their indexing strategies, the funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of a fund’s expenses, the fund’s performance is normally below that of the index.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Large Cap Risk. Certain funds invest in large-cap stocks. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap U.S. stocks fall behind other types of investments — mid- or small-cap stocks, for instance — a fund’s large-cap holdings could reduce performance.

Mid-Cap Risk. Certain funds invest in mid-cap stocks. Mid-cap stocks tend to go in and out of favor based on market and economic conditions. Stocks of mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when mid-cap stocks fall behind other types of investments — bonds or large-cap stocks, for instance — a fund’s mid-cap holdings could reduce performance.

Small-Cap Risk. Certain funds invest in small-cap stocks. Historically, small-cap stocks have been riskier than large- and mid-cap stocks, and their prices may move sharply, especially during market upturns and downturns. Small-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments — large-cap and mid-cap stocks, for instance — a fund’s small-cap holdings could reduce performance.

Foreign Investment Risk. A fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets. Foreign securities also include ADRs, GDRs, and EDRs, which are receipts issued by U.S. and foreign banks that represent shares of foreign-based corporations. Investment in ADRs, GDRs and EDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile. To the extent a fund’s investments in a single country or a limited number of countries represent a larger percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political and social conditions in those countries and the fund may be subject to increased price volatility.

Emerging Markets Risk. Certain funds invest in emerging markets. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with a fund’s investments in emerging market countries.

Sampling Index Tracking Risk. Certain funds may not fully replicate the index and may hold securities not included in the index. As a result, a fund is subject to the risk that the adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because certain funds utilize a sampling approach they may not track the return of their respective index as well as they would if the funds purchased all of the securities in their respective benchmark index.

 Schwab Fundamental Index ETFs

Financial Notes (continued)

3. Risk Factors (continued):

Tracking Error Risk. As an index fund, each fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of a fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.

Derivatives Risk. Each fund may invest in derivative instruments. The principal types of derivatives a fund may use are futures contracts. A futures contract is an agreement to buy or sell a financial instrument at a specific price on a specific day. A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as market risk and liquidity risk, are discussed elsewhere in this section. A fund’s use of derivatives is also subject to leverage risk, credit risk, lack of availability risk, valuation risk, correlation risk and tax risk. Leverage risk is the risk that use of derivatives may magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. Credit risk is the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause a fund to realize higher amounts of short-term capital gain. These risks could cause a fund to lose more than the principal amount invested.

Liquidity Risk. A particular investment may be difficult to purchase or sell. A fund may be unable to sell illiquid securities at an advantageous time or price.

Securities Lending Risk. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

Concentration Risk. To the extent that a fund’s or an index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Market Trading Risk. Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares.

Shares of the Fund May Trade at Prices Other Than NAV. Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of a fund will approximate the fund’s NAV, there may be times when the market price and the NAV vary significantly. Investors may pay more than NAV when they buy shares of a fund in the secondary market, and may receive less than NAV when they sell those shares in the secondary market. (See “Frequency Distribution of Discounts and Premiums” in the “Other Information” section of this report for an overview showing the frequency at which the daily closing price was at a discount or a premium to the funds’ daily NAV.)

Lack of Government Insurance or Guarantee. An investment in a fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:

CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser pursuant to an Advisory Agreement between CSIM and the trust.

 Schwab Fundamental Index ETFs

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

For its advisory services to the funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:

			Schwab	Schwab	Schwab
Schwab	Schwab	Schwab	Fundamental	Fundamental	Fundamental
Fundamental	Fundamental	Fundamental	International	International	Emerging
U.S. Broad	U.S. Large	U.S. Small	Large	Small	Markets Large
Market	Company	Company	Company	Company	Company
Index ETF	Index ETF	Index ETF	Index ETF	Index ETF	Index ETF

0.32%	0.32%	0.32%	0.32%	0.46%	0.46%

The funds may engage in certain transactions involving affiliates. For instance, a fund may own shares of The Charles Schwab Corporation if that company is included in its index. Below is the summary of investment activities involving The Charles Schwab Corporation shares owned by the funds during the report period:

	Balance			Balance		Realized	Dividends
	of Shares			of Shares	Market	Gains (Losses)	Received
	Held at	Gross	Gross	Held at	Value at	8/14/13(a) to	8/14/13(a) to
Fund	8/14/13(a)	Purchases	Sales	2/28/14	2/28/14	2/28/14	2/28/14

Schwab Fundamental U.S. Broad Market Index ETF	—	2,230	(166)	2,064	$54,717	$39	$155
Schwab Fundamental U.S. Large Company Index ETF	—	3,108	(321)	2,787	73,883	337	233

(a)	Commencement of operations.

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other Schwab Funds including Schwab ETFs. All loans are for temporary or emergency purposes only. The interest rate to be charged on a loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board. The funds had no interfund borrowing or lending activity during the period.

5. Other Service Providers:

SEI Investments Distribution Co. is the principal underwriter and distributor of shares of the funds.

State Street Bank and Trust Company (“State Street”) serves as the funds’ transfer agent. As part of these services, the transfer agent maintains records pertaining to the sale, redemption and transfer of the funds’ shares.

State Street also serves as custodian and accountant for the funds. The custodian is responsible for the daily safekeeping of securities and cash held by the funds. The funds’ accountant maintains all books and records related to the funds’ transactions.

6. Board of Trustees:

The Board may include people who are officers and/or directors of CSIM or its affiliate. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees. For information regarding the trustees please refer to Trustees and Officers table at the end of this report.

7. Borrowing from Banks:

The funds have access to custodian overdraft facilities and to an uncommitted line of credit of $100 million with State Street. The funds pay interest on the amounts they borrow at rates that are negotiated periodically.

There were no borrowings from the line of credit by the funds during the period. However, the funds may have utilized their overdraft facility and incurred interest expense, which is disclosed on the funds’ Statements of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

 Schwab Fundamental Index ETFs

Financial Notes (continued)

8. Derivatives:

The Schwab Fundamental U.S. Small Company Index ETF entered into equity index futures contracts (“futures”) during the report period. The fund invested in futures to equitize available cash. The fair value and variation margin for futures contracts held at February 28, 2014 are presented on the Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized/unrealized gains (losses) on futures contracts are presented on the Statement of Operations. Refer to financial note 2(b) for the fund’s accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period, the month-end average contract values of futures contracts held by the fund was $16,884 and the month-end average number of contracts held was 1.

9. Purchases and Sales/Maturities of Investment Securities:

For the period ended February 28, 2014, purchases and sales/maturities of securities (excluding in-kind transactions and short-term obligations) were as follows:

	Purchases of Securities	Sales/Maturities of Securities

Schwab Fundamental U.S. Broad Market Index ETF	$2,255,754	$1,654,514
Schwab Fundamental U.S. Large Company Index ETF	3,136,147	2,330,479
Schwab Fundamental U.S. Small Company Index ETF	3,038,484	2,487,391
Schwab Fundamental International Large Company Index ETF	16,530,094	2,756,851
Schwab Fundamental International Small Company Index ETF	10,944,457	2,804,458
Schwab Fundamental Emerging Markets Large Company Index ETF	18,266,671	883,159

10. In-Kind Transactions:

The consideration for the purchase of Creation Units of a fund generally consists of the in-kind deposit of a designated portfolio of equity securities, which constitutes an optimized representation of the securities involved in a relevant fund’s underlying index, and an amount of cash. Investors purchasing and redeeming Creation Units are subject to a standard creation transaction fee and a standard redemption transaction fee paid to the custodian to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are subject to an additional variable charge paid to the fund that will offset the transaction costs to the fund of buying or selling portfolio securities. In addition, purchasers and redeemers of shares in Creation Units are responsible for payment of the costs of transferring securities to or out of the fund. From time to time, CSIM may cover the cost of any transaction fees when believed to be in the best interests of the fund.

The in-kind transactions for the period ended February 28, 2014 were as follows:

	In-Kind Purchases of Securities	In-Kind Sales of Securities

Schwab Fundamental U.S. Broad Market Index ETF	$55,524,146	$—
Schwab Fundamental U.S. Large Company Index ETF	68,422,359	—
Schwab Fundamental U.S. Small Company Index ETF	51,700,826	—
Schwab Fundamental International Large Company Index ETF	45,214,931	—
Schwab Fundamental International Small Company Index ETF	15,471,096	—
Schwab Fundamental Emerging Markets Large Company Index ETF	5,605,530	—

For the period ended February 28, 2014, there were no in-kind redemptions. However, if the funds have such transactions, they will realize net capital gains or losses resulting from in-kind redemptions of Creation Units. Because such gains or losses are not taxable to the funds and are not distributed to existing fund shareholders, the gains or losses are reclassified from accumulated net realized gains or losses to capital received from investors at the end of the funds’ tax year. These reclassifications have no

 Schwab Fundamental Index ETFs

Financial Notes (continued)

10. In-Kind Transactions (continued):

effect on net assets or net asset values per share. The net realized in-kind gains or losses will be disclosed in the funds’ Statements of Operations.

11. Federal Income Taxes

As of February 28, 2014, the components of distributable earnings on a tax-basis were as follows:

				Schwab	Schwab	Schwab
	Schwab	Schwab	Schwab	Fundamental	Fundamental	Fundamental
	Fundamental	Fundamental	Fundamental	International	International	Emerging
	U.S. Broad	U.S. Large	U.S. Small	Large	Small	Markets Large
	Market	Company	Company	Company	Company	Company
	Index ETF	Index ETF	Index ETF	Index ETF	Index ETF	Index ETF

Undistributed ordinary income	$172,626	$218,984	$61,790	$510,755	$59,324	$—
Undistributed long-term capital gains	—	—	—	—	—	—
Unrealized appreciation	3,321,598	3,751,941	4,200,503	3,912,554	1,976,578	808,175
Unrealized depreciation	(607,104)	(798,388)	(850,476)	(1,156,626)	(695,387)	(1,358,719)
Other unrealized appreciation (depreciation)	—	—	—	617	268	(310)

Net unrealized appreciation (depreciation)	2,714,494	2,953,553	3,350,027	2,756,545	1,281,459	(550,854)

The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales and Real Estate Investment Trusts (REITs).

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of February 28, 2014, the funds had capital loss carryforwards available to offset future net capital gains before the expiration dates as follows:

				Schwab	Schwab	Schwab
	Schwab	Schwab	Schwab	Fundamental	Fundamental	Fundamental
	Fundamental	Fundamental	Fundamental	International	International	Emerging
	U.S. Broad	U.S. Large	U.S. Small	Large	Small	Markets Large
	Market	Company	Company	Company	Company	Company
Expiration Date	Index ETF	Index ETF	Index ETF	Index ETF	Index ETF	Index ETF

No expiration*	605	5,462	—	—	—	—

Total	$605	$5,462	$—	$—	$—	$—

* As a result of the passage of the Regulated Investment Company Modernization Act of 2010, capital losses incurred after December 31, 2010 may now be carried forward indefinitely, but must retain the character of the original loss.

For tax purposes, realized net capital losses and late-year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended February 28, 2014, the funds had capital losses deferred as follows:

				Schwab	Schwab	Schwab
	Schwab	Schwab	Schwab	Fundamental	Fundamental	Fundamental
	Fundamental	Fundamental	Fundamental	International	International	Emerging
	U.S. Broad	U.S. Large	U.S. Small	Large	Small	Markets Large
	Market	Company	Company	Company	Company	Company
	Index ETF	Index ETF	Index ETF	Index ETF	Index ETF	Index ETF

Deferred capital losses	$59,451	$27,887	$40,514	$41,217	$20,681	$23,714

 Schwab Fundamental Index ETFs

Financial Notes (continued)

11. Federal Income Taxes (continued):

The tax-basis components of distributions paid during the current period were:

				Schwab	Schwab	Schwab
	Schwab	Schwab	Schwab	Fundamental	Fundamental	Fundamental
	Fundamental	Fundamental	Fundamental	International	International	Emerging
	U.S. Broad	U.S. Large	U.S. Small	Large	Small	Markets Large
	Market	Company	Company	Company	Company	Company
	Index ETF	Index ETF	Index ETF	Index ETF	Index ETF	Index ETF

Current period distributions
Ordinary Income	$141,500	$180,240	$95,650	$189,140	$105,600	$96,670
Long-term capital gains	—	—	—	—	—	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses, in-kind transactions, capital losses related to wash sales, and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by a fund for financial reporting purposes. A fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

The permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments have no impact on net assets or the results of operations. As of February 28, 2014, the funds made the following reclassifications:

				Schwab	Schwab	Schwab
	Schwab	Schwab	Schwab	Fundamental	Fundamental	Fundamental
	Fundamental	Fundamental	Fundamental	International	International	Emerging
	U.S. Broad	U.S. Large	U.S. Small	Large	Small	Markets Large
	Market	Company	Company	Company	Company	Company
	Index ETF	Index ETF	Index ETF	Index ETF	Index ETF	Index ETF

Capital shares	$—	$—	$—	$—	$—	($1,076)
Undistributed net investment income	(1,297)	(1,540)	(2,123)	(1,647)	(2,925)	7,168
Net realized gains and losses	1,297	1,540	2,123	1,647	2,925	(6,092)

As of February 28, 2014, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended February 28, 2014, the funds did not incur any interest or penalties.

12. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab Fundamental U.S. Broad Market Index ETF
Schwab Fundamental U.S. Large Company Index ETF
Schwab Fundamental U.S. Small Company Index ETF
Schwab Fundamental International Large Company Index ETF
Schwab Fundamental International Small Company Index ETF
Schwab Fundamental Emerging Markets Large Company Index ETF

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Fundamental U.S. Broad Market Index ETF, Schwab Fundamental U.S. Large Company Index ETF, Schwab Fundamental U.S. Small Company Index ETF, Schwab Fundamental International Large Company Index ETF, Schwab Fundamental International Small Company Index ETF and Schwab Fundamental Emerging Markets Large Company Index ETF (six of the funds constituting Schwab Strategic Trust, hereafter referred to as the “Funds”) at February, 28, 2014, the results of each of their operations, the changes in each of their net assets and the financial highlights for the period August 14, 2013 (commencement of operations) through February 28, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
April 17, 2014

Other Federal Tax Information (unaudited)

The funds may elect to pass on the benefits of the foreign tax credit to its shareholders for the period ended February 28, 2014, and the respective foreign source income on the funds as follows:

	Foreign Tax Credit	Foreign Source Income

Schwab Fundamental U.S. Broad Market Index ETF	$—	$—
Schwab Fundamental U.S. Large Company Index ETF	—	—
Schwab Fundamental U.S. Small Company Index ETF	—	—
Schwab Fundamental International Large Company Index ETF	24,925	482,101
Schwab Fundamental International Small Company Index ETF	10,570	131,865
Schwab Fundamental Emerging Markets Large Company Index ETF	20,343	137,383

For corporate shareholders, the following percentage of the funds’ dividend distributions paid during the period ended February 28, 2014 qualify for the corporate dividends received deduction:

Schwab Fundamental U.S. Broad Market Index ETF	100.00%
Schwab Fundamental U.S. Large Company Index ETF	100.00%
Schwab Fundamental U.S. Small Company Index ETF	93.32%
Schwab Fundamental International Large Company Index ETF	—%
Schwab Fundamental International Small Company Index ETF	—%
Schwab Fundamental Emerging Markets Large Company Index ETF	—%

For the period ended February 28, 2014, the funds designated the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(ii) of the Internal Revenue Code. Shareholders will be notified in January 2015 via IRS form 1099 of the amount for use in preparing their 2014 income tax return.

Schwab Fundamental U.S. Broad Market Index ETF	$141,500
Schwab Fundamental U.S. Large Company Index ETF	180,240
Schwab Fundamental U.S. Small Company Index ETF	93,255
Schwab Fundamental International Large Company Index ETF	211,678
Schwab Fundamental International Small Company Index ETF	68,360
Schwab Fundamental Emerging Markets Large Company Index ETF	93,248

Other Information (unaudited)

Frequency Distribution of Discounts and Premiums
Market Price vs. NAV as of February 28, 2014

The following charts are provided to show the frequency at which the daily closing market price on the NYSE Arca, Inc. (“Exchange”), the secondary market for shares of each fund, was at a discount or premium to such fund’s daily NAV. The “Market Price” of each fund generally is determined using the midpoint between the highest bid and lowest offer on the Exchange, as of the time that the fund’s NAV is calculated. Each fund’s Market Price may at times be at, above or below its NAV. The discount or premium is the percentage difference between the NAV and the Market Price of a fund. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of NAV. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each fund will fluctuate in accordance with changes in its NAV, as well as supply and demand. The data presented below represents past performance and can not be used to predict future results.

	Number of Days				Number of Days
	Market Price Above NAV				Market Price Below NAV
	0-49	50-99	100-199	>200	0-49	50-99	100-199	>200
	Basis	Basis	Basis	Basis	Basis	Basis	Basis	Basis
	Points	Points	Points	Points	Points	Points	Points	Points

Schwab Fundamental U.S. Broad Market Index ETF
Commencement of trading 8/15/13 through 2/28/14	120	—	—	—	6	—	—	—

Schwab Fundamental U.S. Large Company Index ETF
Commencement of trading 8/15/13 through 2/28/14	123	—	—	—	7	—	—	—

Schwab Fundamental U.S. Small Company Index ETF
Commencement of trading 8/15/13 through 2/28/14	120	—	—	—	7	—	—	—

Schwab Fundamental International Large Company Index ETF
Commencement of trading 8/15/13 through 2/28/14	16	69	44	1	5	1	—	—

Schwab Fundamental International Small Company Index ETF
Commencement of trading 8/15/13 through 2/28/14	27	59	41	1	5	2	1	—

Schwab Fundamental Emerging Markets Large Company Index ETF
Commencement of trading 8/15/13 through 2/28/14	44	42	26	2	15	4	1	—

Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds a meeting each year that is dedicated, in part, to considering whether to renew the investment advisory agreement between Schwab Strategic Trust (the “Trust”) and Charles Schwab Investment Management, Inc. (“CSIM”) (the “Agreement”) with respect to the existing funds in the Trust, including Schwab Fundamental U.S. Broad Market Index ETF, Schwab Fundamental U.S. Large Company Index ETF, Schwab Fundamental U.S. Small Company Index ETF, Schwab Fundamental International Large Company Index ETF, Schwab Fundamental International Small Company Index ETF, and Schwab Fundamental Emerging Markets Large Company Index ETF (the “Funds”), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. In addition, the Independent Trustees meet in executive session outside the presence of fund management and participate in question and answer sessions with representatives of CSIM.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Funds at a meeting held on September 4, 2013, and approved the renewal of the Agreement with respect to the Funds for an additional one year term. The Board’s approval of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at this meeting and at prior meetings, including:

1.	the nature, extent and quality of the services provided to the Funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the Funds;

2.	each Fund’s investment performance and how it compared to that of certain other comparable exchange-traded funds;

3.	each Fund’s expenses and how those expenses compared to those of certain other comparable exchange-traded funds;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to the Funds, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered Schwab’s wide range of products, services, and channel alternatives such as free advice, investment research tools and Internet access and an array of account features that benefit the Funds and their shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the Funds’ shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.

Fund Performance. The Board considered each Fund’s performance in determining whether to renew the Agreement with respect to the Fund. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other exchange-traded funds and appropriate indices/benchmarks, in light of total return, yield, if applicable, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of each Fund, the Trustees considered both risk and shareholder risk expectations for such Fund. The Trustees further considered the level of Fund performance in the context of its review of Fund expenses and adviser profitability discussed below. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreement with respect to the Funds.

Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreement, and each Fund’s operating expense ratio, in comparison to those of other comparable exchange-traded funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees also considered fees charged by CSIM to mutual funds that it manages. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreement with respect to the Funds.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability with respect to the Funds under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the Funds by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Funds.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to the Funds’ shareholders by way of the relatively low advisory fee and unitary fee structure of the Funds. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Funds obtain reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

Trustees and Officers

The tables below give information about the trustees and officers for the Schwab Strategic Trust which includes the funds covered in this report. The “Fund Complex” includes the Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 97 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009.)	Retired/Private Investor (January 2009 – present); Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) and President, PIMCO Funds.	21	Director, PS Business Parks, Inc. (2005 – 2012).

Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012.)	CEO and Owner, Kochis Global (wealth management consulting) (May 2012 – present); Chairman and CEO, Aspiriant (wealth management) (January 2008 – April 2012).	21	None

Charles A. Ruffel 1956 Trustee (Trustee of Schwab Strategic Trust since 2009.)	Advisor (January 2008 – present) and Chief Executive Officer (January 1998 – January 2008), Asset International, Inc. (publisher of financial services information); Managing Partner and Co-Founder, Kudu Advisors, LLC (financial services) (June 2008 – present).	21	None

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served)	During the Past Five Years	the Trustee	Other Directorships

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Strategic Trust since 2009.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services.	97	None

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of Schwab Strategic Trust since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Strategic Trust since 2009.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present); Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of Schwab Strategic Trust since 2011.)	Senior Vice President and Chief Investment Officer — Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer — Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of Schwab Strategic Trust since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies, Loomis, Sayles & Company (April 2006 – Jan. 2008).

David Lekich 1964 Chief Legal Officer and Secretary (Officer of Schwab Strategic Trust since 2011.)	Senior Vice President, Charles Schwab & Co., Inc. (Sept. 2011 – present); Senior Vice President and Chief Counsel, Charles Schwab Investment Management Inc. (Sept. 2011 – present); Vice President, Charles Schwab & Co., Inc., (March 2004 – Sept. 2011) and Charles Schwab Investment Management, Inc. (Jan 2011 – Sept. 2011); Secretary (April 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds (April 2011 – present); Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

Catherine MacGregor 1964 Vice President and Assistant Secretary (Officer of Schwab Strategic Trust since 2009.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).

[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The Schwab ETF’s retirement policy requires that independent trustees retire by December 31 of the year in which the Trustee turns 72 or the Trustee’s twentieth year of service as an independent trustee, whichever comes first.
[2]	Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Glossary

144A securities These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.

American Depositary Receipt (ADR) U.S. dollar-denominated receipts issued by U.S. banks or trust companies that represent shares of foreign-based corporations.

ask See “offer.”

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage to help offset risks and rewards, based on your goals, time horizon and risk tolerance.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

authorized participant (AP) A large institutional investor that places orders for creation units with the funds’ distributor.

Barclays U.S. Treasury Bills 1 − 3 Months Index An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value

Barclays U.S. Aggregate Bond Index A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities, and commercial mortgage-backed securities.

beta A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

bid The highest price at which someone is willing to buy a security.

cap, capitalization See “market cap.”

capital gain, capital loss The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

commencement of operations The date that the first NAV was calculated.

creation unit (C.U.) A basket of securities that is delivered by an authorized participant (AP) to the fund equal to the current holdings of the ETF, plus a designated cash component. In return, the APs receive a large block of ETF shares (typically 50,000 shares), which investors can then buy and sell in the secondary market.

European Depositary Receipt (EDR) A negotiable security (receipt) that is issued by a European bank, and that represents shares of foreign-based corporations.

exchange A marketplace, or any organization or group that provides or maintains a marketplace for trading securities, options, futures, or commodities.

expense ratio The amount that is taken from the fund’s assets each year to cover the operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

Global Depositary Receipt (GDR) A negotiable security (receipt) that is issued by a foreign bank, and that represents shares of foreign-based corporations.

gross domestic product (GDP) The output of goods and services produced by labor and property located in the United States.

inception date The date that the shares began trading in the secondary market.

indicative optimized portfolio value (IOPV) A calculation disseminated by the stock exchange that approximates the fund’s NAV every 15 seconds throughout the trading day.

liquidity The ability to convert a security or asset quickly into cash.

market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.

market price return The return based on the change in market price per share of the fund over a given time period. Market price returns assume that dividends and capital gain distributions have been reinvested in the fund at market price.

median market cap The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

MSCI EAFE (Europe, Australasia, Far East) Index A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.

net asset value (NAV) The value of one share of a fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

NAV return The return based on the change in NAV of the fund over a given time period. NAV returns assume that dividends and capital gain distributions have been reinvested in the fund.

offer (ask) The lowest price at which an individual is willing to sell a security.

open The price at which a security opened for trading on a given day.

outstanding shares, shares outstanding When speaking of the fund, indicates all shares currently held by investors.

price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.

price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.

primary market The market that deals with the issuance of new securities.

Russell 2000 Index An index that measures the performance of the small-cap segment of the U.S. equity universe. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Russell Fundamental Developed ex-U.S. Large Company Index An index that ranks companies in the Russell Developed ex-U.S. Index by fundamental measures of size and tracks the performance of those companies whose fundamental scores are in the top 87.5% of the Russell Developed ex-U.S. Index. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. The Russell Developed ex-U.S. Index measures the performance of the largest investable securities in developed countries globally, excluding companies assigned to the United States.

Russell Fundamental Developed ex-U.S. Small Company Index An index that ranks companies in the Russell Developed ex-U.S. Index by fundamental measures of size and tracks the performance of those companies whose fundamental scores are in the bottom 12.5% of the Russell Developed ex-U.S. Index. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. The Russell Developed ex- U.S. Index measures the performance of the largest investable securities in developed countries globally, excluding companies assigned to the United States.

Russell Fundamental Emerging Markets Large Company Index An index that ranks companies in the Russell Emerging Markets Index by measures of fundamental size and tracks the performance of those companies whose fundamental scores are in the top 87.5% of the Russell Emerging Markets Index. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. The Russell Emerging Markets Index measures the performance of the investable securities in emerging countries globally.

Russell Fundamental U.S. Index An index that selects, ranks, and weights securities by fundamental measures of company size as opposed to market capitalization. The fundamental overall company scores are created using as the universe the members of the Russell 3000 Index. Securities are grouped in order of decreasing company score for each index and each company receives a weight as a percentage of the sum of the weights of the individual securities within each index.

Russell Fundamental U.S. Large Company Index An index that ranks companies in the Russell 3000 Index by fundamental measures of size, and tracks the performance of those companies whose fundamental scores are in the top 87.5% of the Russell 3000 Index. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Russell Fundamental U.S. Small Company Index An index that ranks companies in the Russell 3000 Index by fundamental measures of size and tracks the performance of those companies whose fundamental scores are in the bottom 12.5% of the Russell 3000 Index. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.

S&P 500 Index A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

sampling If a fund uses a sampling method, the fund will not fully replicate the benchmark index and may hold securities not included in the index. A fund that utilizes a sampling approach may not track the return of the index.

secondary market The market in which investors purchase securities from other investors rather than directly from the issuing companies. Organized exchanges facilitate the trading of securities in the secondary market.

spread The gap between bid and ask prices of a security.

stock A share of ownership, or equity, in the issuing company.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

tracking error The difference between the performance of the fund and its benchmark index, positive or negative.

PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.

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We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use other companies to provide services for us, such as printing and mailing your account statements;

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We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Schwab ETFtm direct investors:  1-800-435-4000

© 2013 Schwab ETFs. All rights reserved.

Schwab ETFstm are designed to be low-cost, diversified investments. Each fund follows broad market indices and provides exposure to specific segments of the market, making each an investment option for the core portions of an investor portfolio. The list to the right shows all currently available Schwab ETFs.

Investors should carefully consider information contained in the prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab ETF. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab ETFs’ website at www.schwabetfs.com, the SEC’s website at http://www.sec.gov, or by contacting Schwab ETFs at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabetfs.com or the SEC’s website at http://www.sec.gov.

Schwab ETFstm

U.S. ETFs
Schwab U.S. Broad Market ETFtm
Schwab U.S. Large-Cap ETFtm
Schwab U.S. Large-Cap Growth ETFtm
Schwab U.S. Large-Cap Value ETFtm
Schwab U.S. Mid-Cap ETFtm
Schwab U.S. Small-Cap ETFtm
Schwab U.S. Dividend Equity ETFtm
Schwab U.S. REIT ETFtm

International ETFs
Schwab International Equity ETFtm
Schwab International Small-Cap Equity ETFtm
Schwab Emerging Markets Equity ETFtm

Fixed Income ETFs
Schwab U.S. Aggregate Bond ETFtm
Schwab Short-Term U.S. Treasury ETFtm
Schwab Intermediate-Term U.S. Treasury ETFtm
Schwab U.S. TIPS ETFtm

Fundamental Index* ETFs
Schwab Fundamental U.S. Broad Market Index ETF
Schwab Fundamental U.S. Large Company Index ETF
Schwab Fundamental U.S. Small Company Index ETF
Schwab Fundamental International Large Company Index ETF
Schwab Fundamental International Small Company Index ETF
Schwab Fundamental Emerging Markets Large Company Index ETF

*	FUNDAMENTAL INDEX is a registered trademark of Research Affiliates LLC.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Schwab ETFstm
1-800-435-4000

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2014 Charles Schwab Investment Management, Inc. All rights reserved.
Printed on recycled paper.
MFR79815-00
00113733

Item 2: Code of Ethics.
(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.
Item 3: Audit Committee Financial Expert.
Registrant’s Board of Trustees has determined that Robert W. Burns, currently serving on its audit committee, is an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit committee is “independent” under the standards set forth in Item 3 of Form N-CSR.
The designation of Mr. Burns as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit committee or Board of Trustees.
Item 4: Principal Accountant Fees and Services.
Registrant is composed of twenty-one operational series. Ten series have a fiscal year-end of August 31, four series have a fiscal year-end of December 31, and seven series have a fiscal year-end of February 28 (whose annual financial statements are reported in Item 1). Principal accountant fees disclosed in Items 4(a)-(d) and 4(g) include fees billed for services rendered to each of the fifteen operational series, based on their respective 2014 and 2013 fiscal years, as applicable.
(a) Below are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

Audit Fees

2013/2014	$330,018	2012/2013:	$225,950
(b) Below are the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of Registrant’s financial statements and are not reported under paragraph (a) above.
Audit-Related Fees
For services rendered to Registrant:

2013/2014	$41,022	2012/2013:	$31,336
Nature of these services: tax provision review.
     In each of the last two fiscal years there were no “Audit-Related Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(c) Below are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Tax Fees
For services rendered to Registrant:

2013/2014	$138,775	2012/2013:	$109,088
Nature of these services: preparation and review of tax returns.
     In each of the last two fiscal years there were no “Tax Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X
(d) Below are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.
All Other Fees
For services rendered to Registrant:

2013/2014	None	2012/2013:	None

     In each of the last two fiscal years there were no “All Other Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(e)(1) Registrant’s audit committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
(2) There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.

2013/2014	$179,797	2012/2013:	$140,424
(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.
Item 5: Audit Committee of Listed Registrants.
The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are Robert W. Burns, Stephen Timothy Kochis, and Charles A. Ruffel.
Item 6: Schedule of Investments.
Except as noted below, the schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form. The schedules of investments for the Schwab Fundamental U.S. Broad Market Index ETF, Schwab Fundamental U.S. Large Company Index ETF, Schwab Fundamental U.S. Small Company Index ETF, Schwab Fundamental International Large Company Index ETF, Schwab Fundamental International Small Company Index ETF, and Schwab Fundamental Emerging Markets Large Company Index ETF are filed under this Item.

 Schwab Fundamental U.S. Broad Market Index ETF

Portfolio Holdings as of February 28, 2014

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website at www.schwabetfs.com.

		Cost	Value
Holdings by Category		($)	($)

99.6%	Common Stock	55,906,048	58,618,433
0.1%	Other Investment Companies	50,507	53,373

99.7%	Total Investments	55,956,555	58,671,806
0.3%	Other Assets and Liabilities, Net		151,577

100.0%	Net Assets		58,823,383

	Number	Value
Security	of Shares	($)

Common Stock 99.6% of net assets

Automobiles & Components 1.0%
BorgWarner, Inc.	516	31,708
Dana Holding Corp.	559	12,119
Delphi Automotive plc	731	48,663
Drew Industries, Inc.	86	4,235
Ford Motor Co.	7,697	118,457
General Motors Co. *	2,666	96,509
Gentex Corp.	344	10,791
Harley-Davidson, Inc.	645	42,609
Johnson Controls, Inc.	2,365	116,831
Lear Corp.	387	31,424
Superior Industries International, Inc.	129	2,358
Tenneco, Inc. *	129	7,771
The Goodyear Tire & Rubber Co.	1,075	28,885
Thor Industries, Inc.	258	14,451
TRW Automotive Holdings Corp. *	387	31,858
Visteon Corp. *	172	14,350

		613,019

Banks 2.6%
Associated Banc-Corp.	602	10,047
Astoria Financial Corp.	516	7,069
BancorpSouth, Inc.	301	7,203
Bank of Hawaii Corp.	172	10,053
BankUnited, Inc.	43	1,440
BB&T Corp.	2,193	82,895
BOK Financial Corp.	43	2,783
CapitalSource, Inc.	817	12,010
Capitol Federal Financial, Inc.	258	3,135
Cathay General Bancorp	172	4,371
CIT Group, Inc.	301	14,653
City Holding Co.	43	1,904
City National Corp.	86	6,435
Comerica, Inc.	516	24,861
Commerce Bancshares, Inc.	176	7,860
Community Bank System, Inc.	43	1,567
Cullen/Frost Bankers, Inc.	129	9,629
CVB Financial Corp.	215	3,348
East West Bancorp, Inc.	172	6,139
F.N.B. Corp.	301	3,669
Fifth Third Bancorp	2,580	55,973
First Financial Bancorp	43	733
First Horizon National Corp.	817	9,780
First Midwest Bancorp, Inc.	215	3,584
First Republic Bank	86	4,469
FirstMerit Corp.	344	7,141
Fulton Financial Corp.	516	6,352
Glacier Bancorp, Inc.	172	4,773
Hancock Holding Co.	86	2,964
Hudson City Bancorp, Inc.	2,494	23,693
Huntington Bancshares, Inc.	2,494	23,768
International Bancshares Corp.	172	3,987
KeyCorp	2,924	38,509
M&T Bank Corp.	258	30,080
MB Financial, Inc.	129	3,938
NBT Bancorp, Inc.	86	2,019
New York Community Bancorp, Inc.	1,247	19,927
Northwest Bancshares, Inc.	172	2,468
Old National Bancorp	172	2,413
People’s United Financial, Inc.	688	9,749
Popular, Inc. *	559	15,982
Prosperity Bancshares, Inc.	43	2,722
Provident Financial Services, Inc.	215	3,990
Regions Financial Corp.	5,117	54,445
Signature Bank *	5	655
SunTrust Banks, Inc.	1,892	71,291
Susquehanna Bancshares, Inc.	301	3,293
SVB Financial Group *	43	5,414
Synovus Financial Corp.	3,913	13,617
TCF Financial Corp.	602	9,704
The PNC Financial Services Group, Inc.	1,290	105,496
Trustmark Corp.	172	4,150
U.S. Bancorp	4,429	182,209
UMB Financial Corp.	43	2,681
Umpqua Holdings Corp.	215	3,821
United Bankshares, Inc.	129	3,796
Valley National Bancorp	602	6,068
Washington Federal, Inc.	258	5,784
Webster Financial Corp.	172	5,327
Wells Fargo & Co.	11,052	513,034
Westamerica Bancorp	86	4,324
Wintrust Financial Corp.	43	1,990
Zions Bancorp	688	21,466

		1,518,650

Capital Goods 8.5%
3M Co.	1,763	237,529
A.O. Smith Corp.	129	6,411
AAR Corp.	258	7,456
Actuant Corp., Class A	172	6,030
Acuity Brands, Inc.	86	12,130
AECOM Technology Corp. *	473	15,108
Aegion Corp. *	129	2,986
AGCO Corp.	387	20,310
Aircastle Ltd.	301	5,930

See financial notes 1

 Schwab Fundamental U.S. Broad Market Index ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Albany International Corp., Class A	129	4,654
Alliant Techsystems, Inc.	129	17,388
AMETEK, Inc.	258	13,736
Apogee Enterprises, Inc.	129	4,416
Applied Industrial Technologies, Inc.	172	8,777
Armstrong World Industries, Inc. *	129	7,081
Astec Industries, Inc.	86	3,459
B/E Aerospace, Inc. *	129	10,868
Barnes Group, Inc.	172	6,613
Beacon Roofing Supply, Inc. *	129	4,875
Briggs & Stratton Corp.	301	6,857
Carlisle Cos., Inc.	172	13,643
Caterpillar, Inc.	1,806	175,128
Chicago Bridge & Iron Co. N.V.	172	14,481
CIRCOR International, Inc.	43	3,077
CLARCOR, Inc.	129	7,473
Crane Co.	129	9,213
Cubic Corp.	43	2,236
Cummins, Inc.	461	67,269
Curtiss-Wright Corp.	172	11,724
Danaher Corp.	775	59,280
Deere & Co.	1,118	96,070
DigitalGlobe, Inc. *	43	1,336
Donaldson Co., Inc.	258	11,053
Dover Corp.	516	48,659
Dycom Industries, Inc. *	258	7,454
Eaton Corp. plc	860	64,251
EMCOR Group, Inc.	344	16,092
Emerson Electric Co.	2,365	154,340
Encore Wire Corp.	129	6,745
EnerSys, Inc.	129	9,164
EnPro Industries, Inc. *	43	3,080
ESCO Technologies, Inc.	43	1,541
Esterline Technologies Corp. *	86	9,262
Exelis, Inc.	1,634	33,383
Fastenal Co.	344	16,233
Flowserve Corp.	301	24,444
Fluor Corp.	860	66,813
Fortune Brands Home & Security, Inc.	129	6,029
Franklin Electric Co., Inc.	86	3,749
GATX Corp.	215	13,951
Generac Holdings, Inc.	43	2,450
General Cable Corp.	344	10,588
General Dynamics Corp.	1,505	164,858
General Electric Co.	29,674	755,797
Gibraltar Industries, Inc. *	172	3,170
Graco, Inc.	129	10,066
GrafTech International Ltd. *	473	4,588
Granite Construction, Inc.	258	9,484
H&E Equipment Services, Inc. *	129	4,221
Harsco Corp.	602	15,122
HEICO Corp.	45	2,799
Hexcel Corp. *	129	5,805
Honeywell International, Inc.	1,677	158,376
Hubbell, Inc., Class B	129	15,421
Huntington Ingalls Industries, Inc.	172	17,429
IDEX Corp.	129	9,684
Illinois Tool Works, Inc.	1,118	92,235
Ingersoll-Rand plc	1,032	63,096
ITT Corp.	860	37,754
Jacobs Engineering Group, Inc. *	602	36,511
Joy Global, Inc.	348	19,140
Kaman Corp.	86	3,416
KBR, Inc.	872	24,085
Kennametal, Inc.	215	9,404
L-3 Communications Holdings, Inc.	818	94,397
Layne Christensen Co. *	172	3,055
Lennox International, Inc.	215	19,754
Lincoln Electric Holdings, Inc.	215	16,119
Lockheed Martin Corp.	1,247	202,388
Masco Corp.	1,419	33,134
MasTec, Inc. *	86	3,521
Meritor, Inc. *	602	7,471
Moog, Inc., Class A *	129	7,989
MRC Global, Inc. *	301	7,742
MSC Industrial Direct Co., Inc., Class A	86	7,424
Mueller Industries, Inc.	129	8,060
Mueller Water Products, Inc., Class A	688	6,639
National Presto Industries, Inc.	43	3,313
Navistar International Corp. *	215	8,063
Nordson Corp.	86	6,292
Northrop Grumman Corp.	1,806	218,580
Orbital Sciences Corp. *	258	7,332
Oshkosh Corp.	430	24,867
Owens Corning *	516	23,612
PACCAR, Inc.	1,032	67,947
Pall Corp.	172	14,792
Parker Hannifin Corp.	542	65,338
Pentair Ltd. - Reg’d	237	19,152
Precision Castparts Corp.	193	49,771
Quanex Building Products Corp.	172	3,344
Quanta Services, Inc. *	559	19,682
Raven Industries, Inc.	86	3,145
Raytheon Co.	1,849	181,036
Regal-Beloit Corp.	129	9,506
Rockwell Automation, Inc.	258	31,693
Rockwell Collins, Inc.	430	35,492
Roper Industries, Inc.	129	17,495
Rush Enterprises, Inc., Class A *	172	4,919
Simpson Manufacturing Co., Inc.	129	4,560
Snap-on, Inc.	129	14,470
Spirit Aerosystems Holdings, Inc., Class A *	430	12,397
SPX Corp.	258	27,781
Stanley Black & Decker, Inc.	344	28,566
TAL International Group, Inc. *	86	3,810
Teledyne Technologies, Inc. *	86	8,426
Tennant Co.	43	2,634
Terex Corp.	430	19,148
Textron, Inc.	1,032	40,970
The Babcock & Wilcox Co.	215	7,086
The Boeing Co.	1,333	171,850
The Greenbrier Cos., Inc. *	86	3,618
The Manitowoc Co., Inc.	387	11,974
The Middleby Corp. *	23	6,821
The Timken Co.	301	18,168
The Toro Co.	172	11,392
Titan International, Inc.	86	1,631
TransDigm Group, Inc.	86	15,320
TriMas Corp. *	43	1,445
Trinity Industries, Inc.	258	18,527
Triumph Group, Inc.	86	5,607
Tutor Perini Corp. *	516	12,719
United Rentals, Inc. *	258	22,792

2 See financial notes

 Schwab Fundamental U.S. Broad Market Index ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
United Technologies Corp.	2,881	337,135
Universal Forest Products, Inc.	215	11,982
URS Corp.	301	13,996
Valmont Industries, Inc.	43	6,262
W.W. Grainger, Inc.	154	39,273
WABCO Holdings, Inc. *	129	13,216
Wabtec Corp.	129	10,239
Watsco, Inc.	86	8,461
Watts Water Technologies, Inc., Class A	86	5,299
WESCO International, Inc. *	215	18,535
Woodward, Inc.	129	5,623
Xylem, Inc.	473	18,613

		5,028,696

Commercial & Professional Services 1.1%
ABM Industries, Inc.	387	10,925
Cintas Corp.	430	26,084
Clean Harbors, Inc. *	86	4,064
Copart, Inc. *	292	10,638
Covanta Holding Corp.	344	6,192
Deluxe Corp.	172	8,683
Equifax, Inc.	258	18,075
FTI Consulting, Inc. *	122	3,561
G&K Services, Inc., Class A	86	5,386
Healthcare Services Group, Inc.	129	3,474
Herman Miller, Inc.	258	7,270
HNI Corp.	258	9,172
Huron Consulting Group, Inc. *	43	2,845
ICF International, Inc. *	86	3,476
IHS, Inc., Class A *	43	5,155
Insperity, Inc.	129	3,765
Interface, Inc.	129	2,485
Iron Mountain, Inc.	559	15,205
KAR Auction Services, Inc.	43	1,340
Kelly Services, Inc., Class A	473	11,901
Kforce, Inc.	172	3,769
Knoll, Inc.	172	2,678
Korn/Ferry International *	172	4,367
Manpowergroup, Inc.	676	52,836
McGrath RentCorp	86	2,784
Mine Safety Appliances Co.	86	4,425
Navigant Consulting, Inc. *	301	5,246
Nielsen Holdings N.V.	258	12,214
Pitney Bowes, Inc.	1,763	44,868
Quad/Graphics, Inc.	215	4,810
R.R. Donnelley & Sons Co.	2,848	54,482
Republic Services, Inc.	863	29,437
Resources Connection, Inc.	301	4,124
Robert Half International, Inc.	688	28,167
Rollins, Inc.	86	2,568
Steelcase, Inc., Class A	559	8,312
Stericycle, Inc. *	86	9,804
Tetra Tech, Inc. *	172	4,967
The ADT Corp.	87	2,672
The Brink’s Co.	344	10,461
The Corporate Executive Board Co.	86	6,431
The Dun & Bradstreet Corp.	172	17,064
Towers Watson & Co., Class A	86	9,383
TrueBlue, Inc. *	258	7,348
UniFirst Corp.	43	4,717
United Stationers, Inc.	387	16,498
Verisk Analytics, Inc., Class A *	86	5,479
Viad Corp.	129	3,102
Waste Connections, Inc.	172	7,442
Waste Management, Inc.	2,236	92,794

		622,945

Consumer Durables & Apparel 1.3%
Arctic Cat, Inc.	43	2,013
Blyth, Inc.	129	1,262
Brunswick Corp.	86	3,852
Callaway Golf Co.	559	4,707
Carter’s, Inc.	86	6,478
Coach, Inc.	817	39,878
Columbia Sportswear Co.	43	3,573
Crocs, Inc. *	172	2,620
D.R. Horton, Inc.	817	20,066
Deckers Outdoor Corp. *	86	6,394
Ethan Allen Interiors, Inc.	129	3,242
Fossil Group, Inc. *	86	9,882
G-III Apparel Group Ltd. *	43	2,988
Garmin Ltd.	430	23,074
Hanesbrands, Inc.	172	12,604
Harman International Industries, Inc.	215	22,517
Hasbro, Inc.	559	30,834
Helen of Troy Ltd. *	86	5,617
JAKKS Pacific, Inc.	258	1,847
Jarden Corp. *	301	18,502
KB Home	344	7,018
La-Z-Boy, Inc.	258	6,589
Leggett & Platt, Inc.	731	23,429
Lennar Corp., Class A	258	11,321
M.D.C Holdings, Inc.	86	2,682
Mattel, Inc.	817	30,482
Meritage Homes Corp. *	86	4,146
Michael Kors Holdings Ltd. *	43	4,215
Mohawk Industries, Inc. *	172	24,343
NACCO Industries, Inc., Class A	43	2,521
Newell Rubbermaid, Inc.	903	28,995
NIKE, Inc., Class B	1,677	131,309
NVR, Inc. *	20	23,840
Polaris Industries, Inc.	86	11,527
PulteGroup, Inc.	516	10,831
PVH Corp.	86	10,873
Quiksilver, Inc. *	817	6,373
Ralph Lauren Corp.	144	23,196
Skechers U.S.A., Inc., Class A *	215	7,252
Steven Madden Ltd. *	47	1,713
Tempur Sealy International, Inc. *	215	11,152
The Jones Group, Inc.	860	12,848
The Ryland Group, Inc.	86	4,007
Toll Brothers, Inc. *	258	10,065
Tupperware Brands Corp.	129	10,139
Under Armour, Inc., Class A *	43	4,865
VF Corp.	733	42,946
Whirlpool Corp.	354	51,199
Wolverine World Wide, Inc.	344	9,068

		750,894

Consumer Services 1.9%
Apollo Education Group, Inc. *	1,333	44,429

See financial notes 3

 Schwab Fundamental U.S. Broad Market Index ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Bally Technologies, Inc. *	86	5,827
Bob Evans Farms, Inc.	172	8,899
Boyd Gaming Corp. *	602	6,995
Brinker International, Inc.	473	26,015
Buffalo Wild Wings, Inc. *	6	870
Burger King Worldwide, Inc.	156	4,146
Caesars Entertainment Corp. *	516	13,395
Capella Education Co.	43	2,859
Career Education Corp. *	1,806	13,346
Carnival Corp.	1,118	44,340
Chipotle Mexican Grill, Inc. *	23	13,000
Choice Hotels International, Inc.	43	2,100
Cracker Barrel Old Country Store, Inc.	86	8,553
Darden Restaurants, Inc.	645	32,934
DeVry Education Group, Inc.	258	10,839
DineEquity, Inc.	43	3,601
Domino’s Pizza, Inc.	172	13,598
Dunkin’ Brands Group, Inc.	43	2,222
Graham Holdings Co., Class B	25	17,968
H&R Block, Inc.	688	21,768
Hillenbrand, Inc.	172	5,139
Hyatt Hotels Corp., Class A *	86	4,486
International Game Technology	632	9,537
International Speedway Corp., Class A	129	4,351
ITT Educational Services, Inc. *	387	12,009
Jack in the Box, Inc. *	258	14,822
Las Vegas Sands Corp.	172	14,663
Life Time Fitness, Inc. *	86	4,059
Marriott International, Inc., Class A	688	37,310
Marriott Vacations Worldwide Corp. *	43	2,255
Matthews International Corp., Class A	129	5,293
McDonald’s Corp.	3,053	290,493
MGM Resorts International *	946	26,062
Panera Bread Co., Class A *	43	7,797
Papa John’s International, Inc.	86	4,377
Penn National Gaming, Inc. *	172	2,210
Pinnacle Entertainment, Inc. *	172	4,180
Red Robin Gourmet Burgers, Inc. *	86	6,702
Regis Corp.	430	6,046
Royal Caribbean Cruises Ltd.	559	29,588
Ruby Tuesday, Inc. *	645	3,954
SeaWorld Entertainment, Inc.	43	1,468
Service Corp. International	774	14,466
Six Flags Entertainment Corp.	86	3,509
Sonic Corp. *	473	9,640
Sotheby’s	129	6,064
Starbucks Corp.	860	61,026
Starwood Hotels & Resorts Worldwide, Inc.	516	42,549
Steiner Leisure Ltd. *	43	1,901
Strayer Education, Inc. *	172	8,216
Texas Roadhouse, Inc.	172	4,549
The Cheesecake Factory, Inc.	215	10,217
The Wendy’s Co.	1,204	11,534
Vail Resorts, Inc.	86	6,048
Wyndham Worldwide Corp.	421	30,683
Wynn Resorts Ltd.	172	41,708
Yum! Brands, Inc.	989	73,265

		1,119,880

Diversified Financials 6.4%
Affiliated Managers Group, Inc. *	43	8,086
American Capital Ltd. *	215	3,345
American Express Co.	2,107	192,327
Ameriprise Financial, Inc.	387	42,179
Ares Capital Corp.	516	9,303
Bank of America Corp.	49,235	813,855
Berkshire Hathaway, Inc., Class B *	3,023	350,003
BlackRock, Inc.	129	39,324
Capital One Financial Corp.	1,635	120,058
Cash America International, Inc.	86	3,442
CBOE Holdings, Inc.	86	4,647
Citigroup, Inc.	8,772	426,582
CME Group, Inc.	430	31,743
Discover Financial Services	903	51,814
E*TRADE Financial Corp. *	559	12,561
Eaton Vance Corp.	101	3,822
Federated Investors, Inc., Class B	473	12,960
Franklin Resources, Inc.	1,075	57,244
Greenhill & Co., Inc.	86	4,581
IntercontinentalExchange Group, Inc.	172	35,921
Invesco Ltd.	774	26,548
Investment Technology Group, Inc. *	301	5,201
Janus Capital Group, Inc.	1,204	13,473
JPMorgan Chase & Co.	11,883	675,192
Lazard Ltd., Class A	129	5,804
Legg Mason, Inc.	688	31,620
Leucadia National Corp.	215	6,007
LPL Financial Holdings, Inc.	86	4,616
McGraw Hill Financial, Inc.	1,075	85,635
Moody’s Corp.	430	33,970
Morgan Stanley	2,838	87,410
MSCI, Inc. *	215	9,398
Northern Trust Corp.	430	26,596
PHH Corp. *	645	16,789
Raymond James Financial, Inc.	172	9,078
SEI Investments Co.	344	11,548
SLM Corp.	903	21,618
State Street Corp.	731	48,005
Stifel Financial Corp. *	43	2,068
T. Rowe Price Group, Inc.	501	40,666
TD Ameritrade Holding Corp.	516	17,250
The Bank of New York Mellon Corp.	2,236	71,552
The Charles Schwab Corp. (a)	2,064	54,717
The Goldman Sachs Group, Inc.	1,256	209,061
The NASDAQ OMX Group, Inc.	349	13,398
Waddell & Reed Financial, Inc., Class A	172	11,988
World Acceptance Corp. *	43	4,122

		3,767,127

Energy 14.3%
Alpha Natural Resources, Inc. *	606	3,254
Anadarko Petroleum Corp.	1,032	86,853
Apache Corp.	1,247	98,875
Arch Coal, Inc.	2,881	13,137
Atwood Oceanics, Inc. *	86	4,076
Baker Hughes, Inc.	1,677	106,121
Basic Energy Services, Inc. *	172	4,102
Bill Barrett Corp. *	172	4,358
Bristow Group, Inc.	86	6,674

4 See financial notes

 Schwab Fundamental U.S. Broad Market Index ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Cabot Oil & Gas Corp.	258	9,030
Cameron International Corp. *	473	30,300
CARBO Ceramics, Inc.	43	5,334
Chesapeake Energy Corp.	2,881	74,647
Chevron Corp.	10,320	1,190,206
Cimarex Energy Co.	172	19,902
Cloud Peak Energy, Inc. *	215	4,171
Comstock Resources, Inc.	172	3,399
Concho Resources, Inc. *	43	5,209
ConocoPhillips	14,491	963,652
CONSOL Energy, Inc.	559	22,416
Crosstex Energy, Inc.	172	7,160
Delek US Holdings, Inc.	86	2,387
Denbury Resources, Inc.	790	12,924
Devon Energy Corp.	1,720	110,802
Diamond Offshore Drilling, Inc.	287	13,575
Dresser-Rand Group, Inc. *	172	9,345
Dril-Quip, Inc. *	43	4,625
Energen Corp.	215	17,295
Energy XXI Bermuda Ltd.	86	1,992
EOG Resources, Inc.	344	65,160
EQT Corp.	172	17,594
EXCO Resources, Inc.	516	2,694
Exterran Holdings, Inc. *	387	15,855
Exxon Mobil Corp.	26,452	2,546,534
FMC Technologies, Inc. *	344	17,283
Green Plains Renewable Energy, Inc.	43	1,137
Gulfmark Offshore, Inc., Class A	43	2,040
Halliburton Co.	2,408	137,256
Helix Energy Solutions Group, Inc. *	430	10,165
Helmerich & Payne, Inc.	215	21,231
Hess Corp.	1,763	141,093
HollyFrontier Corp.	559	25,474
Key Energy Services, Inc. *	946	8,552
Kinder Morgan, Inc.	817	26,021
Marathon Oil Corp.	5,977	200,230
Marathon Petroleum Corp.	1,592	133,728
Matrix Service Co. *	129	4,176
McDermott International, Inc. *	2,021	16,835
Murphy Oil Corp.	1,505	89,352
Nabors Industries Ltd.	1,978	45,534
National Oilwell Varco, Inc.	1,032	79,505
Newfield Exploration Co. *	688	19,395
Newpark Resources, Inc. *	258	2,869
Noble Energy, Inc.	516	35,480
Nordic American Tankers Ltd.	344	3,636
Occidental Petroleum Corp.	2,564	247,477
Oceaneering International, Inc.	172	12,312
Oil States International, Inc. *	129	12,245
ONEOK, Inc.	602	35,602
Parker Drilling Co. *	774	6,246
Patterson-UTI Energy, Inc.	817	23,783
PDC Energy, Inc. *	43	2,672
Peabody Energy Corp.	1,720	30,203
Penn Virginia Corp. *	817	12,378
Phillips 66	5,977	447,438
Pioneer Energy Services Corp. *	301	3,431
Pioneer Natural Resources Co.	91	18,307
QEP Resources, Inc.	602	17,416
Quicksilver Resources, Inc. *	1,247	4,078
Range Resources Corp.	129	11,100
Rosetta Resources, Inc. *	43	1,908
Rowan Cos. plc, Class A *	344	11,476
SandRidge Energy, Inc. *	903	5,824
Schlumberger Ltd.	2,666	247,938
SEACOR Holdings, Inc. *	172	15,215
Seadrill Ltd.	774	28,607
SemGroup Corp., Class A	172	11,579
Ship Finance International Ltd.	172	3,237
SM Energy Co.	129	9,514
Southwestern Energy Co. *	473	19,554
Spectra Energy Corp.	1,612	60,095
Stone Energy Corp. *	215	7,727
Superior Energy Services, Inc.	430	12,724
Swift Energy Co. *	258	2,580
Targa Resources Corp.	86	8,321
Teekay Corp.	172	10,277
Tesoro Corp.	946	48,255
TETRA Technologies, Inc. *	473	5,676
The Williams Cos., Inc.	1,720	71,036
Tidewater, Inc.	133	6,480
Ultra Petroleum Corp. *	258	6,491
Unit Corp. *	172	10,561
Valero Energy Corp.	6,536	313,597
W&T Offshore, Inc.	215	3,240
Western Refining, Inc.	301	10,971
Whiting Petroleum Corp. *	172	11,818
Willbros Group, Inc. *	430	4,248
World Fuel Services Corp.	903	40,653
WPX Energy, Inc. *	1,462	25,760

		8,404,700

Food & Staples Retailing 3.9%
Casey’s General Stores, Inc.	215	14,725
Costco Wholesale Corp.	1,904	222,387
CVS Caremark Corp.	6,665	487,478
PriceSmart, Inc.	43	4,374
Rite Aid Corp. *	1,591	10,485
Safeway, Inc.	4,042	151,373
SUPERVALU, Inc. *	4,988	32,272
Susser Holdings Corp. *	86	5,210
Sysco Corp.	3,397	122,360
The Andersons, Inc.	194	10,612
The Kroger Co.	3,999	167,718
The Pantry, Inc. *	860	12,969
United Natural Foods, Inc. *	172	12,449
Wal-Mart Stores, Inc.	9,417	703,450
Walgreen Co.	4,773	324,325
Whole Foods Market, Inc.	611	33,025

		2,315,212

Food, Beverage & Tobacco 4.7%
Altria Group, Inc.	6,751	244,791
Archer-Daniels-Midland Co.	4,945	200,767
Beam, Inc.	387	32,106
Brown-Forman Corp., Class B	258	21,620
Bunge Ltd.	1,505	119,813
Cal-Maine Foods, Inc.	43	2,261
Campbell Soup Co.	774	33,522
Chiquita Brands International, Inc. *	817	8,938
Coca-Cola Enterprises, Inc.	1,419	66,807
ConAgra Foods, Inc.	1,735	49,274

See financial notes 5

 Schwab Fundamental U.S. Broad Market Index ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Constellation Brands, Inc., Class A *	301	24,390
Darling International, Inc. *	129	2,603
Dean Foods Co. *	616	9,111
Dr. Pepper Snapple Group, Inc.	731	38,092
Flowers Foods, Inc.	473	9,730
Fresh Del Monte Produce, Inc.	301	7,964
General Mills, Inc.	1,591	79,598
Green Mountain Coffee Roasters, Inc.	43	4,721
Hillshire Brands Co.	1,591	59,742
Hormel Foods Corp.	387	18,363
Ingredion, Inc.	215	14,156
J&J Snack Foods Corp.	43	3,994
Kellogg Co.	774	46,974
Kraft Foods Group, Inc.	1,376	76,052
Lancaster Colony Corp.	86	7,757
Lorillard, Inc.	1,204	59,068
McCormick & Co., Inc. Non Voting Shares	215	14,276
Mead Johnson Nutrition Co.	172	14,027
Molson Coors Brewing Co., Class B	387	21,993
Mondelez International, Inc., Class A	7,396	251,686
Monster Beverage Corp. *	172	12,728
PepsiCo, Inc.	4,171	333,972
Philip Morris International, Inc.	4,128	333,996
Pilgrim’s Pride Corp. *	258	4,523
Post Holdings, Inc. *	129	7,368
Reynolds American, Inc.	952	48,390
Sanderson Farms, Inc.	129	9,912
Seaboard Corp. *	1	2,535
Snyder’s-Lance, Inc.	129	3,495
The Coca-Cola Co.	7,224	275,957
The Hain Celestial Group, Inc. *	43	3,840
The Hershey Co.	215	22,751
The J.M. Smucker Co.	301	30,103
The WhiteWave Foods Co., Class A *	258	7,301
TreeHouse Foods, Inc. *	86	6,128
Tyson Foods, Inc., Class A	2,236	88,210
Universal Corp.	172	9,916
Vector Group Ltd.	173	3,379

		2,748,700

Health Care Equipment & Services 5.9%
Abbott Laboratories	6,536	260,002
Aetna, Inc.	2,150	156,327
Alere, Inc. *	215	7,899
Allscripts Healthcare Solutions, Inc. *	43	799
Amedisys, Inc. *	387	6,564
AmerisourceBergen Corp.	1,763	119,620
Amsurg Corp. *	86	3,772
Analogic Corp.	43	4,053
Baxter International, Inc.	1,591	110,575
Becton Dickinson & Co.	689	79,387
Boston Scientific Corp. *	4,472	58,583
Brookdale Senior Living, Inc. *	215	7,211
C.R. Bard, Inc.	258	37,193
Cardinal Health, Inc.	2,924	209,154
CareFusion Corp. *	516	20,914
Catamaran Corp. *	86	3,877
Centene Corp. *	172	10,953
Cerner Corp. *	172	10,556
Chemed Corp.	86	7,276
Cigna Corp.	602	47,913
Community Health Systems, Inc. *	629	26,110
CONMED Corp.	86	4,009
Covidien plc	1,062	76,411
DaVita HealthCare Partners, Inc. *	430	29,554
DENTSPLY International, Inc.	301	13,659
Edwards Lifesciences Corp. *	86	5,999
Express Scripts Holding Co. *	1,194	89,920
Greatbatch, Inc. *	86	3,726
Haemonetics Corp. *	86	3,137
Hanger, Inc. *	43	1,524
HCA Holdings, Inc. *	1,634	83,661
Health Net, Inc. *	1,204	40,996
HealthSouth Corp.	129	4,216
Healthways, Inc. *	215	3,216
Henry Schein, Inc. *	258	30,712
Hill-Rom Holdings, Inc.	258	9,760
Hologic, Inc. *	344	7,492
Humana, Inc.	990	111,335
IDEXX Laboratories, Inc. *	86	10,827
Integra LifeSciences Holdings Corp. *	43	2,023
Intuitive Surgical, Inc. *	20	8,897
Invacare Corp.	344	6,818
Kindred Healthcare, Inc.	903	19,559
Laboratory Corp. of America Holdings *	215	20,111
LifePoint Hospitals, Inc. *	258	13,997
Magellan Health Services, Inc. *	215	13,145
Masimo Corp. *	86	2,197
McKesson Corp.	1,419	251,234
MEDNAX, Inc. *	172	10,461
Medtronic, Inc.	2,968	175,884
Molina Healthcare, Inc. *	172	6,481
MWI Veterinary Supply, Inc. *	12	1,955
Omnicare, Inc.	559	32,925
Owens & Minor, Inc.	559	19,408
Patterson Cos., Inc.	387	15,929
PharMerica Corp. *	301	7,254
Quest Diagnostics, Inc.	731	38,743
ResMed, Inc.	129	5,679
Select Medical Holdings Corp.	43	482
Sirona Dental Systems, Inc. *	43	3,030
St. Jude Medical, Inc.	946	63,685
STERIS Corp.	215	9,922
Stryker Corp.	747	59,939
Teleflex, Inc.	129	13,157
Tenet Healthcare Corp. *	344	15,177
The Cooper Cos., Inc.	43	5,513
UnitedHealth Group, Inc.	5,419	418,726
Universal Health Services, Inc., Class B	258	20,712
Varian Medical Systems, Inc. *	258	21,628
VCA Antech, Inc. *	258	7,990
WellCare Health Plans, Inc. *	65	4,018
WellPoint, Inc.	4,128	373,956
West Pharmaceutical Services, Inc.	172	7,840
Zimmer Holdings, Inc.	645	60,527

		3,457,894

Household & Personal Products 1.9%
Avon Products, Inc.	2,021	31,265
Central Garden & Pet Co., Class A *	1,032	7,596
Church & Dwight Co., Inc.	215	14,616

6 See financial notes

 Schwab Fundamental U.S. Broad Market Index ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Colgate-Palmolive Co.	1,978	124,278
Elizabeth Arden, Inc. *	43	1,314
Energizer Holdings, Inc.	172	16,742
Herbalife Ltd.	258	17,183
Kimberly-Clark Corp.	1,020	112,557
Spectrum Brands Holdings, Inc.	43	3,354
The Clorox Co.	258	22,518
The Estee Lauder Cos., Inc., Class A	301	20,721
The Procter & Gamble Co.	9,419	740,899
WD-40 Co.	43	3,135

		1,116,178

Insurance 3.4%
ACE Ltd.	732	71,641
Aflac, Inc.	1,204	77,152
Alleghany Corp. *	14	5,397
Allied World Assurance Co. Holdings AG	129	12,864
American Equity Investment Life Holding Co.	258	5,640
American Financial Group, Inc.	344	19,663
American International Group, Inc.	2,709	134,827
Aon plc	559	47,850
Arch Capital Group Ltd. *	473	26,545
Argo Group International Holdings Ltd.	129	5,694
Arthur J. Gallagher & Co.	258	11,920
Aspen Insurance Holdings Ltd.	344	12,921
Assurant, Inc.	559	36,687
Assured Guaranty Ltd.	172	4,223
Axis Capital Holdings Ltd.	516	22,688
Brown & Brown, Inc.	215	6,471
Cincinnati Financial Corp.	516	24,190
CNO Financial Group, Inc.	860	15,704
Endurance Specialty Holdings Ltd.	344	17,936
Everest Re Group Ltd.	177	26,415
Fidelity National Financial, Inc., Class A	962	31,804
First American Financial Corp.	387	10,426
Genworth Financial, Inc., Class A *	2,236	34,747
HCC Insurance Holdings, Inc.	301	13,214
Horace Mann Educators Corp.	129	3,691
Infinity Property & Casualty Corp.	86	6,342
Kemper Corp.	344	13,340
Lincoln National Corp.	774	38,801
Loews Corp.	1,075	46,741
Markel Corp. *	15	8,670
Marsh & McLennan Cos., Inc.	1,204	57,985
Mercury General Corp.	129	5,844
MetLife, Inc.	1,763	89,331
Montpelier Re Holdings Ltd.	172	4,904
Old Republic International Corp.	860	13,382
PartnerRe Ltd.	301	29,763
Platinum Underwriters Holdings Ltd.	259	15,182
Primerica, Inc.	301	13,491
Principal Financial Group, Inc.	602	27,301
ProAssurance Corp.	129	5,864
Protective Life Corp.	301	15,694
Prudential Financial, Inc.	1,333	112,745
Reinsurance Group of America, Inc.	215	16,553
RenaissanceRe Holdings Ltd.	241	23,018
RLI Corp.	172	7,418
Safety Insurance Group, Inc.	43	2,401
StanCorp Financial Group, Inc.	215	14,229
Stewart Information Services Corp.	43	1,590
Symetra Financial Corp.	172	3,388
The Allstate Corp.	2,064	111,993
The Chubb Corp.	1,333	116,611
The Hanover Insurance Group, Inc.	215	12,651
The Hartford Financial Services Group, Inc.	2,408	84,737
The Progressive Corp.	2,781	68,107
The Travelers Cos., Inc.	2,968	248,837
Torchmark Corp.	301	23,330
Unum Group	1,032	35,893
Validus Holdings Ltd.	258	9,497
W.R. Berkley Corp.	473	19,506
White Mountains Insurance Group Ltd.	22	12,750
XL Group plc	774	23,530

		2,021,729

Materials 4.1%
A. Schulman, Inc.	172	5,977
A.M. Castle & Co. *	172	2,515
Air Products & Chemicals, Inc.	645	78,251
Airgas, Inc.	172	18,542
AK Steel Holding Corp. *	2,322	14,420
Albemarle Corp.	215	14,188
Alcoa, Inc.	10,364	121,673
Allegheny Technologies, Inc.	602	19,132
AMCOL International Corp.	86	3,817
AptarGroup, Inc.	215	14,227
Ashland, Inc.	258	24,347
Avery Dennison Corp.	516	25,707
Axiall Corp.	129	5,221
Ball Corp.	602	33,447
Bemis Co., Inc.	430	16,890
Cabot Corp.	258	13,968
Carpenter Technology Corp.	129	7,630
Celanese Corp., Series A	387	20,662
Century Aluminum Co. *	430	5,091
CF Industries Holdings, Inc.	129	32,366
Chemtura Corp. *	344	8,514
Clearwater Paper Corp. *	43	2,746
Cliffs Natural Resources, Inc.	1,075	21,532
Coeur Mining, Inc. *	43	473
Commercial Metals Co.	1,204	23,297
Compass Minerals International, Inc.	86	7,340
Crown Holdings, Inc. *	258	11,615
Cytec Industries, Inc.	182	17,230
Domtar Corp.	344	38,108
E.I. du Pont de Nemours & Co.	2,150	143,233
Eagle Materials, Inc.	86	7,602
Eastman Chemical Co.	446	38,994
Ecolab, Inc.	301	32,433
Ferro Corp. *	645	8,462
FMC Corp.	215	16,594
Freeport-McMoRan Copper & Gold, Inc.	4,515	147,279
Graphic Packaging Holding Co. *	473	4,844
Greif, Inc., Class A	129	6,458
H.B. Fuller Co.	172	8,339
Hecla Mining Co.	172	581
Huntsman Corp.	860	20,950
Innophos Holdings, Inc.	86	4,723

See financial notes 7

 Schwab Fundamental U.S. Broad Market Index ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Innospec, Inc.	43	1,871
International Flavors & Fragrances, Inc.	172	16,132
International Paper Co.	1,677	81,989
Kaiser Aluminum Corp.	86	6,071
KapStone Paper & Packaging Corp. *	172	5,468
Koppers Holdings, Inc.	43	1,700
Kraton Performance Polymers, Inc. *	129	3,578
Louisiana-Pacific Corp. *	258	4,848
LyondellBasell Industries N.V., Class A	1,075	94,686
Martin Marietta Materials, Inc.	129	15,735
Materion Corp.	86	2,545
MeadWestvaco Corp.	731	27,361
Minerals Technologies, Inc.	129	6,901
Monsanto Co.	817	89,886
Myers Industries, Inc.	172	3,698
NewMarket Corp.	17	6,284
Newmont Mining Corp.	2,107	49,009
Nucor Corp.	1,720	86,413
Olin Corp.	301	7,883
OM Group, Inc.	215	6,794
Owens-Illinois, Inc. *	731	24,796
P.H. Glatfelter Co.	215	6,525
Packaging Corp. of America	258	18,806
PolyOne Corp.	215	8,062
PPG Industries, Inc.	344	68,050
Praxair, Inc.	688	89,695
Reliance Steel & Aluminum Co.	387	26,811
Resolute Forest Products, Inc. *	688	14,097
Rock-Tenn Co., Class A	129	14,399
Rockwood Holdings, Inc.	129	10,176
RPM International, Inc.	387	16,200
RTI International Metals, Inc. *	86	2,337
Schnitzer Steel Industries, Inc., Class A	387	9,818
Schweitzer-Mauduit International, Inc.	86	4,139
Sealed Air Corp.	688	23,420
Sensient Technologies Corp.	172	9,018
Sigma-Aldrich Corp.	259	24,452
Silgan Holdings, Inc.	172	8,292
Sonoco Products Co.	473	19,857
Southern Copper Corp.	559	17,055
Steel Dynamics, Inc.	1,290	22,498
Stepan Co.	43	2,614
Stillwater Mining Co. *	215	2,911
SunCoke Energy, Inc. *	215	4,790
The Dow Chemical Co.	4,429	215,737
The Mosaic Co.	1,032	50,423
The Scotts Miracle-Gro Co., Class A	172	9,823
The Sherwin-Williams Co.	129	25,862
The Valspar Corp.	215	16,071
Tredegar Corp.	129	3,213
United States Steel Corp.	1,677	40,617
Vulcan Materials Co.	344	23,368
W.R. Grace & Co. *	43	4,358
Wausau Paper Corp.	258	3,418
Westlake Chemical Corp.	43	5,733
Worthington Industries, Inc.	258	10,284

		2,425,995

Media 3.9%
AMC Networks, Inc., Class A *	43	3,269
Cablevision Systems Corp., Class A	1,548	27,245
CBS Corp., Class B Non Voting Shares	1,763	118,262
Charter Communications, Inc., Class A *	172	21,805
Cinemark Holdings, Inc.	301	8,855
Comcast Corp., Class A	5,547	286,724
Dex Media, Inc. *	903	6,583
DIRECTV *	2,623	203,545
Discovery Communications, Inc., Class A *	344	28,662
DISH Network Corp., Class A *	473	27,831
DreamWorks Animation SKG, Inc., Class A *	344	10,289
E.W. Scripps Co., Class A *	301	5,906
Gannett Co., Inc.	1,376	40,936
John Wiley & Sons, Inc., Class A	129	7,486
Lamar Advertising Co., Class A *	258	13,831
Liberty Global plc, Class A *	1,247	107,928
Lions Gate Entertainment Corp.	86	2,645
Live Nation Entertainment, Inc. *	430	9,757
National CineMedia, Inc.	129	1,981
Omnicom Group, Inc.	903	68,339
Regal Entertainment Group, Class A	430	7,912
Scholastic Corp.	258	9,102
Scripps Networks Interactive, Inc., Class A	159	12,917
Sirius XM Holdings, Inc. *	129	466
Starz, Class A *	602	19,252
The Interpublic Group of Cos., Inc.	946	16,763
The Madison Square Garden Co., Class A *	86	4,903
The New York Times Co., Class A	731	12,003
The Walt Disney Co.	4,773	385,706
Thomson Reuters Corp.	1,221	41,929
Time Warner Cable, Inc.	1,032	144,841
Time Warner, Inc.	5,117	343,504
Twenty-First Century Fox, Inc., Class A	4,214	141,338
Viacom, Inc., Class B	1,506	132,121

		2,274,636

Pharmaceuticals, Biotechnology & Life Sciences 5.6%
AbbVie, Inc.	1,849	94,133
Actavis plc *	258	56,971
Agilent Technologies, Inc.	946	53,856
Alexion Pharmaceuticals, Inc. *	11	1,945
Allergan, Inc.	301	38,227
Amgen, Inc.	2,279	282,642
Bio-Rad Laboratories, Inc., Class A *	43	5,578
Biogen Idec, Inc. *	172	58,597
Bristol-Myers Squibb Co.	3,999	215,026
Bruker Corp. *	43	978
Cambrex Corp. *	86	1,726
Celgene Corp. *	172	27,649
Charles River Laboratories International, Inc. *	215	12,773
Covance, Inc. *	172	17,812
Cubist Pharmaceuticals, Inc. *	43	3,419
Eli Lilly & Co.	3,139	187,116
Endo Health Solutions, Inc. *	301	24,026
Forest Laboratories, Inc. *	910	88,789
Gilead Sciences, Inc. *	1,720	142,399
Hospira, Inc. *	430	18,610
Illumina, Inc. *	86	14,748

8 See financial notes

 Schwab Fundamental U.S. Broad Market Index ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Impax Laboratories, Inc. *	129	3,324
Johnson & Johnson	7,081	652,302
Merck & Co., Inc.	6,837	389,641
Mettler-Toledo International, Inc. *	47	11,551
Mylan, Inc. *	516	28,674
Myriad Genetics, Inc. *	43	1,557
PAREXEL International Corp. *	86	4,607
PDL BioPharma, Inc.	516	4,422
PerkinElmer, Inc.	301	13,641
Perrigo Co., plc	86	14,142
Pfizer, Inc.	21,328	684,842
QIAGEN N.V. *	258	5,740
Techne Corp.	43	3,820
Thermo Fisher Scientific, Inc.	645	80,328
United Therapeutics Corp. *	43	4,361
Waters Corp. *	172	19,161
Zoetis, Inc.	43	1,334

		3,270,467

Real Estate 1.6%
Alexandria Real Estate Equities, Inc.	86	6,231
American Campus Communities, Inc.	43	1,588
American Capital Agency Corp.	344	7,668
American Tower Corp.	258	21,019
Annaly Capital Management, Inc.	3,956	44,228
Anworth Mortgage Asset Corp.	430	2,227
Apartment Investment & Management Co., Class A	516	15,423
Ashford Hospitality Trust, Inc.	88	984
AvalonBay Communities, Inc.	129	16,637
BioMed Realty Trust, Inc.	215	4,446
Boston Properties, Inc.	215	24,172
Brandywine Realty Trust	473	6,929
BRE Properties, Inc.	86	5,312
Camden Property Trust	129	8,604
Capstead Mortgage Corp.	258	3,326
CBL & Associates Properties, Inc.	301	5,355
CBRE Group, Inc., Class A *	387	10,817
Chimera Investment Corp.	1,892	6,035
CommonWealth REIT	430	11,675
Corporate Office Properties Trust	172	4,587
Corrections Corp. of America	258	8,604
Cousins Properties, Inc.	258	2,980
CYS Investments, Inc.	86	757
DCT Industrial Trust, Inc.	473	3,746
DDR Corp.	430	7,147
DiamondRock Hospitality Co.	430	5,427
Digital Realty Trust, Inc.	215	11,644
Douglas Emmett, Inc.	172	4,632
Duke Realty Corp.	688	11,558
EastGroup Properties, Inc.	43	2,668
EPR Properties	86	4,580
Equity Lifestyle Properties, Inc.	43	1,731
Equity Residential	516	30,171
Essex Property Trust, Inc.	43	7,192
Extra Space Storage, Inc.	86	4,223
Federal Realty Investment Trust	86	9,573
Forest City Enterprises, Inc., Class A *	129	2,513
General Growth Properties, Inc.	516	11,362
Glimcher Realty Trust	172	1,674
Hatteras Financial Corp.	129	2,544
HCP, Inc.	473	18,338
Health Care REIT, Inc.	172	10,103
Healthcare Realty Trust, Inc.	129	3,092
Highwoods Properties, Inc.	215	8,108
Home Properties, Inc.	86	5,069
Hospitality Properties Trust	516	13,674
Host Hotels & Resorts, Inc.	1,462	28,758
Inland Real Estate Corp.	258	2,763
Invesco Mortgage Capital, Inc.	43	724
iStar Financial, Inc. *	860	13,330
Jones Lang LaSalle, Inc.	130	16,016
Kilroy Realty Corp.	86	4,947
Kimco Realty Corp.	559	12,443
LaSalle Hotel Properties	172	5,390
Lexington Realty Trust	344	3,925
Liberty Property Trust	301	11,516
Mack-Cali Realty Corp.	473	10,524
MFA Financial, Inc.	602	4,732
Mid-America Apartment Communities, Inc.	137	9,267
National Retail Properties, Inc.	86	3,087
NorthStar Realty Finance Corp.	344	5,335
Omega Healthcare Investors, Inc.	129	4,123
Pennsylvania Real Estate Investment Trust	172	3,227
Piedmont Office Realty Trust, Inc., Class A	473	8,173
Plum Creek Timber Co., Inc.	430	18,615
Post Properties, Inc.	43	2,087
Potlatch Corp.	172	6,818
Prologis, Inc.	301	12,398
PS Business Parks, Inc.	43	3,613
Public Storage	172	29,068
RAIT Financial Trust	430	3,573
Rayonier, Inc.	215	10,124
Realty Income Corp.	129	5,730
Redwood Trust, Inc.	258	5,186
Regency Centers Corp.	129	6,549
Retail Properties of America, Inc., Class A	328	4,572
RLJ Lodging Trust	129	3,353
Ryman Hospitality Properties, Inc.	86	3,628
Sabra Health Care REIT, Inc.	215	6,121
Senior Housing Properties Trust	172	3,836
Simon Property Group, Inc.	301	48,548
SL Green Realty Corp.	86	8,542
Sovran Self Storage, Inc.	43	3,182
Starwood Property Trust, Inc.	54	1,297
Sun Communities, Inc.	43	1,981
Sunstone Hotel Investors, Inc.	301	4,070
Tanger Factory Outlet Centers, Inc.	86	2,951
Taubman Centers, Inc.	86	6,059
The Geo Group, Inc.	129	4,158
The Macerich Co.	172	10,342
UDR, Inc.	301	7,769
Ventas, Inc.	301	18,791
Vornado Realty Trust	345	33,220
Washington REIT	129	3,244
Weingarten Realty Investors	258	7,869
Weyerhaeuser Co.	3,440	101,514
WP Carey, Inc.	86	5,463

		942,924

See financial notes 9

 Schwab Fundamental U.S. Broad Market Index ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Retailing 4.5%
Aaron’s, Inc.	559	17,178
Abercrombie & Fitch Co., Class A	602	23,857
Advance Auto Parts, Inc.	258	32,859
Amazon.com, Inc. *	151	54,677
American Eagle Outfitters, Inc.	1,207	17,538
ANN, Inc. *	301	10,731
Asbury Automotive Group, Inc. *	129	6,558
Ascena Retail Group, Inc. *	258	4,719
AutoNation, Inc. *	215	11,318
AutoZone, Inc. *	43	23,153
Barnes & Noble, Inc. *	387	7,415
Bed Bath & Beyond, Inc. *	731	49,576
Best Buy Co., Inc.	3,225	85,882
Big Lots, Inc. *	688	20,330
Brown Shoe Co., Inc.	301	7,399
Cabela’s, Inc. *	43	2,852
CarMax, Inc. *	430	20,825
Chico’s FAS, Inc.	516	8,529
Core-Mark Holding Co., Inc.	258	20,176
Dick’s Sporting Goods, Inc.	215	11,539
Dillard’s, Inc., Class A	172	15,924
Dollar General Corp. *	645	38,635
Dollar Tree, Inc. *	645	35,327
DSW, Inc., Class A	86	3,309
Expedia, Inc.	346	27,171
Express, Inc. *	172	3,146
Family Dollar Stores, Inc.	387	25,348
Foot Locker, Inc.	714	29,781
Fred’s, Inc., Class A	430	8,570
GameStop Corp., Class A	946	35,295
Genesco, Inc. *	86	6,386
Genuine Parts Co.	646	56,906
GNC Holdings, Inc., Class A	86	4,001
Group 1 Automotive, Inc.	172	11,483
Guess?, Inc.	301	9,132
Hibbett Sports, Inc. *	43	2,465
HSN, Inc.	86	4,932
J.C. Penney Co., Inc. *	3,499	25,473
Jos. A. Bank Clothiers, Inc. *	86	5,339
Kohl’s Corp.	1,892	106,311
L Brands, Inc.	645	36,333
Liberty Interactive Corp., Class A *	2,107	61,524
Lithia Motors, Inc., Class A	86	5,454
LKQ Corp. *	301	8,395
Lowe’s Cos., Inc.	5,633	281,819
Lumber Liquidators Holdings, Inc. *	43	4,613
Macy’s, Inc.	1,591	92,055
Monro Muffler Brake, Inc.	43	2,566
Netflix, Inc. *	19	8,467
Nordstrom, Inc.	604	37,134
Nutrisystem, Inc.	516	7,596
O’Reilly Automotive, Inc. *	215	32,433
Office Depot, Inc. *	4,300	21,199
Outerwall, Inc. *	43	3,041
Penske Automotive Group, Inc.	215	9,307
PetSmart, Inc.	344	23,069
Pier 1 Imports, Inc.	129	2,441
Pool Corp.	86	5,028
priceline.com, Inc. *	14	18,884
RadioShack Corp. *	3,956	10,602
Rent-A-Center, Inc.	430	10,810
Ross Stores, Inc.	388	28,246
Sally Beauty Holdings, Inc. *	86	2,468
Sears Holdings Corp. *	860	38,485
Sears Hometown & Outlet Stores, Inc. *	86	1,992
Select Comfort Corp. *	86	1,553
Signet Jewelers Ltd.	258	24,652
Sonic Automotive, Inc., Class A	301	7,152
Stage Stores, Inc.	258	5,108
Staples, Inc.	6,321	85,902
Target Corp.	3,956	247,408
The Bon-Ton Stores, Inc.	43	467
The Buckle, Inc.	86	3,902
The Cato Corp., Class A	129	3,621
The Children’s Place Retail Stores, Inc. *	129	6,988
The Finish Line, Inc., Class A	258	6,971
The Gap, Inc.	1,721	75,294
The Home Depot, Inc.	3,870	317,456
The Men’s Wearhouse, Inc.	301	16,191
The Pep Boys-Manny, Moe & Jack *	387	4,872
Tiffany & Co.	301	28,068
TJX Cos., Inc.	1,849	113,640
Tractor Supply Co.	221	15,594
TripAdvisor, Inc. *	43	4,310
Ulta Salon, Cosmetics & Fragrance, Inc. *	43	3,857
Urban Outfitters, Inc. *	344	12,879
Vitamin Shoppe, Inc. *	43	2,012
Williams-Sonoma, Inc.	301	17,530

		2,651,433

Semiconductors & Semiconductor Equipment 2.6%
Advanced Micro Devices, Inc. *	2,881	10,689
Altera Corp.	559	20,297
Amkor Technology, Inc. *	903	5,346
Analog Devices, Inc.	860	43,705
Applied Materials, Inc.	5,203	98,649
Atmel Corp. *	1,204	9,704
ATMI, Inc. *	129	4,387
Avago Technologies Ltd.	301	18,572
Broadcom Corp., Class A	1,290	38,339
Brooks Automation, Inc.	344	3,567
Cabot Microelectronics Corp. *	86	3,799
Cree, Inc. *	86	5,283
Cypress Semiconductor Corp. *	430	4,210
Diodes, Inc. *	129	3,071
Entegris, Inc. *	430	5,182
Fairchild Semiconductor International, Inc. *	473	6,660
First Solar, Inc. *	215	12,270
GT Advanced Technologies, Inc. *	903	12,940
Integrated Device Technology, Inc. *	860	10,139
Intel Corp.	23,091	571,733
International Rectifier Corp. *	215	5,794
Intersil Corp., Class A	989	12,580
KLA-Tencor Corp.	473	30,816
Lam Research Corp. *	430	22,244
Linear Technology Corp.	430	20,141
LSI Corp.	2,365	26,228
Marvell Technology Group Ltd.	1,763	26,956
Maxim Integrated Products, Inc.	860	28,131

10 See financial notes

 Schwab Fundamental U.S. Broad Market Index ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Micrel, Inc.	215	2,245
Microchip Technology, Inc.	473	21,545
Micron Technology, Inc. *	2,881	69,691
MKS Instruments, Inc.	172	5,170
NVIDIA Corp.	1,290	23,710
OmniVision Technologies, Inc. *	172	2,970
ON Semiconductor Corp. *	1,118	10,442
Photronics, Inc. *	344	2,993
PMC-Sierra, Inc. *	387	2,841
RF Micro Devices, Inc. *	774	5,480
Semtech Corp. *	26	649
Silicon Laboratories, Inc. *	129	6,704
Skyworks Solutions, Inc. *	215	7,624
Spansion, Inc., Class A *	215	3,507
SunEdison, Inc. *	1,591	29,211
Synaptics, Inc. *	86	5,593
Teradyne, Inc. *	430	8,720
Tessera Technologies, Inc.	129	2,802
Texas Instruments, Inc.	4,472	201,061
TriQuint Semiconductor, Inc. *	559	6,842
Veeco Instruments, Inc. *	43	1,701
Xilinx, Inc.	688	35,914

		1,518,847

Software & Services 6.3%
Accenture plc, Class A	1,161	96,769
Activision Blizzard, Inc.	559	10,817
Acxiom Corp. *	258	9,605
Adobe Systems, Inc. *	823	56,466
Akamai Technologies, Inc. *	172	10,514
Alliance Data Systems Corp. *	91	25,945
Amdocs Ltd.	602	26,777
ANSYS, Inc. *	43	3,591
AOL, Inc. *	817	35,768
Autodesk, Inc. *	344	18,046
Automatic Data Processing, Inc.	1,075	83,614
Broadridge Financial Solutions, Inc.	430	16,237
CA, Inc.	946	31,691
CACI International, Inc., Class A *	129	10,169
Cadence Design Systems, Inc. *	215	3,296
Citrix Systems, Inc. *	215	12,911
Cognizant Technology Solutions Corp., Class A *	258	26,847
Computer Sciences Corp.	1,161	73,375
Compuware Corp.	1,075	11,771
Convergys Corp.	645	13,203
CoreLogic, Inc. *	1,290	42,054
CSG Systems International, Inc.	215	6,020
Digital River, Inc. *	43	764
DST Systems, Inc.	172	16,165
EarthLink Holdings Corp.	989	3,877
eBay, Inc. *	1,591	93,503
Electronic Arts, Inc. *	473	13,523
Equinix, Inc. *	43	8,168
Facebook, Inc., Class A *	172	11,775
FactSet Research Systems, Inc.	86	9,055
Fair Isaac Corp.	172	9,242
Fidelity National Information Services, Inc.	860	47,825
Fiserv, Inc. *	688	39,938
FleetCor Technologies, Inc. *	12	1,559
Gartner, Inc. *	86	5,982
Genpact Ltd. *	118	1,968
Global Cash Access Holdings, Inc. *	344	2,890
Global Payments, Inc.	129	9,073
Google, Inc., Class A *	178	216,386
Heartland Payment Systems, Inc.	86	3,478
IAC/InterActiveCorp	430	33,338
Informatica Corp. *	86	3,574
International Business Machines Corp.	3,569	660,872
Intuit, Inc.	486	37,981
j2 Global, Inc.	86	4,420
Jack Henry & Associates, Inc.	129	7,499
Leidos Holdings, Inc.	602	26,885
Manhattan Associates, Inc. *	172	6,517
ManTech International Corp., Class A	172	5,034
MasterCard, Inc., Class A	821	63,808
MAXIMUS, Inc.	129	6,165
Mentor Graphics Corp.	129	2,792
MICROS Systems, Inc. *	86	4,774
Microsoft Corp.	27,545	1,055,249
MicroStrategy, Inc., Class A *	43	5,553
Monster Worldwide, Inc. *	1,734	13,820
Nuance Communications, Inc. *	129	1,972
Oracle Corp.	6,235	243,851
Paychex, Inc.	731	30,527
Progress Software Corp. *	129	3,217
PTC, Inc. *	172	6,761
Red Hat, Inc. *	114	6,725
Rovi Corp. *	129	3,204
Salesforce.com, Inc. *	86	5,364
Sapient Corp. *	215	3,743
Solera Holdings, Inc.	43	2,942
Sykes Enterprises, Inc. *	215	4,231
Symantec Corp.	2,408	51,724
Synopsys, Inc. *	172	6,949
Take-Two Interactive Software, Inc. *	215	4,251
TeleTech Holdings, Inc. *	129	3,106
Teradata Corp. *	215	9,873
The Western Union Co.	2,279	38,128
TIBCO Software, Inc. *	258	5,622
Total System Services, Inc.	559	17,027
Unisys Corp. *	258	8,829
United Online, Inc.	90	1,009
VeriFone Systems, Inc. *	43	1,245
VeriSign, Inc. *	258	14,218
Visa, Inc., Class A	258	58,293
Vistaprint N.V. *	43	2,116
VMware, Inc., Class A *	43	4,130
WEX, Inc. *	43	4,163
Xerox Corp.	6,536	71,831
Yahoo! Inc. *	1,333	51,547

		3,725,536

Technology Hardware & Equipment 4.4%
ADTRAN, Inc.	258	6,760
Amphenol Corp., Class A	259	22,797
Anixter International, Inc.	172	18,395
Apple, Inc.	668	351,528
ARRIS Group, Inc. *	301	8,639
Arrow Electronics, Inc. *	860	48,702
Avnet, Inc.	1,118	48,667

See financial notes 11

 Schwab Fundamental U.S. Broad Market Index ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Belden, Inc.	129	9,305
Benchmark Electronics, Inc. *	516	12,301
Brocade Communications Systems, Inc. *	1,161	11,111
Cisco Systems, Inc.	15,166	330,619
Cognex Corp. *	86	3,239
Coherent, Inc. *	86	5,861
Comtech Telecommunications Corp.	129	4,129
Corning, Inc.	3,956	76,232
Diebold, Inc.	301	11,254
Dolby Laboratories, Inc., Class A *	86	3,546
EchoStar Corp., Class A *	129	6,427
Electronics For Imaging, Inc. *	172	7,671
EMC Corp.	3,655	96,382
Emulex Corp. *	473	3,443
F5 Networks, Inc. *	86	9,661
FEI Co.	43	4,414
Finisar Corp. *	172	4,076
FLIR Systems, Inc.	301	10,276
Harris Corp.	516	38,091
Hewlett-Packard Co.	24,854	742,638
Ingram Micro, Inc., Class A *	2,881	84,846
Insight Enterprises, Inc. *	387	8,893
InterDigital, Inc.	86	2,623
Itron, Inc. *	200	7,000
Jabil Circuit, Inc.	1,161	21,490
JDS Uniphase Corp. *	301	4,148
Juniper Networks, Inc. *	1,763	47,143
Lexmark International, Inc., Class A	516	21,744
Littelfuse, Inc.	43	4,058
Motorola Solutions, Inc.	1,290	85,398
MTS Systems Corp.	43	3,051
National Instruments Corp.	172	4,983
NCR Corp. *	387	13,177
NetApp, Inc.	473	19,114
NETGEAR, Inc. *	86	2,940
OSI Systems, Inc. *	43	2,643
Plantronics, Inc.	86	3,817
Plexus Corp. *	215	8,847
Polycom, Inc. *	516	6,894
QLogic Corp. *	817	9,330
QUALCOMM, Inc.	1,806	135,974
Rofin-Sinar Technologies, Inc. *	129	3,028
SanDisk Corp.	344	25,559
Sanmina Corp. *	774	13,127
ScanSource, Inc. *	172	6,753
SYNNEX Corp. *	258	15,346
Tech Data Corp. *	860	49,536
Trimble Navigation Ltd. *	215	8,202
ViaSat, Inc. *	43	2,869
Vishay Intertechnology, Inc.	903	12,768
Western Digital Corp.	559	48,627
Zebra Technologies Corp., Class A *	172	11,866

		2,591,958

Telecommunication Services 3.8%
AT&T, Inc.	30,520	974,504
CenturyLink, Inc.	2,021	63,176
Cincinnati Bell, Inc. *	2,236	7,491
Consolidated Communications Holdings, Inc.	172	3,278
Crown Castle International Corp. *	259	19,658
Frontier Communications Corp.	8,428	41,129
Intelsat S.A. *	194	3,849
Leap Wireless International, Inc. *	645	11,300
Level 3 Communications, Inc. *	301	11,083
NII Holdings, Inc. *	3,913	4,500
SBA Communications Corp., Class A *	86	8,185
Sprint Corp. *	9,718	84,935
T-Mobile US, Inc. *	172	5,246
Telephone & Data Systems, Inc.	768	17,503
tw telecom, Inc. *	215	6,581
United States Cellular Corp.	86	3,104
Verizon Communications, Inc.	19,651	934,994
Windstream Holdings, Inc.	4,863	39,001

		2,239,517

Transportation 1.9%
Alaska Air Group, Inc.	129	11,177
Allegiant Travel Co.	5	496
AMERCO	11	2,562
Arkansas Best Corp.	258	8,581
Avis Budget Group, Inc. *	817	38,391
C.H. Robinson Worldwide, Inc.	647	33,553
Con-way, Inc.	301	11,480
Conversant, Inc. *	215	5,345
Copa Holdings S.A., Class A	43	5,825
CSX Corp.	4,085	113,195
Delta Air Lines, Inc.	688	22,848
Expeditors International of Washington, Inc.	645	25,484
FedEx Corp.	1,333	177,729
Forward Air Corp.	86	3,720
Genesee & Wyoming, Inc., Class A *	43	4,254
Hawaiian Holdings, Inc. *	344	4,142
Heartland Express, Inc.	215	4,382
Hertz Global Holdings, Inc. *	1,204	33,724
Hub Group, Inc., Class A *	172	6,720
J.B. Hunt Transport Services, Inc.	215	15,452
JetBlue Airways Corp. *	1,075	9,492
Kansas City Southern	86	8,077
Kirby Corp. *	86	8,996
Knight Transportation, Inc.	215	4,618
Landstar System, Inc.	172	9,926
Matson, Inc.	387	9,334
Norfolk Southern Corp.	903	82,995
Old Dominion Freight Line, Inc. *	129	6,868
Republic Airways Holdings, Inc. *	688	6,591
Ryder System, Inc.	430	32,388
Saia, Inc. *	129	4,456
SkyWest, Inc.	774	9,830
Southwest Airlines Co.	1,247	27,983
Swift Transportation Co. *	258	6,285
Union Pacific Corp.	946	170,639
United Continental Holdings, Inc. *	387	17,400
United Parcel Service, Inc., Class B	1,548	148,252
UTi Worldwide, Inc.	602	5,924
Werner Enterprises, Inc.	301	7,781

		1,106,895

12 See financial notes

 Schwab Fundamental U.S. Broad Market Index ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Utilities 4.0%
AES Corp.	3,741	51,065
AGL Resources, Inc.	301	14,159
ALLETE, Inc.	129	6,516
Alliant Energy Corp.	458	24,842
Ameren Corp.	1,505	60,817
American Electric Power Co., Inc.	1,978	99,296
American States Water Co.	86	2,583
American Water Works Co., Inc.	387	17,353
Aqua America, Inc.	259	6,524
Atmos Energy Corp.	473	21,805
Avista Corp.	258	7,637
Black Hills Corp.	129	7,316
California Water Service Group	129	3,033
Calpine Corp. *	1,032	19,660
CenterPoint Energy, Inc.	1,606	37,982
Cleco Corp.	129	6,376
CMS Energy Corp.	946	26,895
Consolidated Edison, Inc.	1,204	67,484
Dominion Resources, Inc.	2,365	164,131
DTE Energy Co.	774	55,542
Duke Energy Corp.	1,720	121,914
Edison International	1,419	74,313
El Paso Electric Co.	129	4,547
Entergy Corp.	1,419	90,561
Exelon Corp.	5,160	156,916
FirstEnergy Corp.	2,580	79,412
Great Plains Energy, Inc.	559	14,685
Hawaiian Electric Industries, Inc.	344	8,741
IDACORP, Inc.	129	7,248
Integrys Energy Group, Inc.	473	27,089
ITC Holdings Corp.	87	8,926
MDU Resources Group, Inc.	817	27,745
MGE Energy, Inc.	63	2,431
National Fuel Gas Co.	215	16,151
New Jersey Resources Corp.	172	7,742
NextEra Energy, Inc.	1,247	113,963
NiSource, Inc.	1,118	38,929
Northeast Utilities	630	28,003
Northwest Natural Gas Co.	129	5,530
NorthWestern Corp.	129	5,926
NRG Energy, Inc.	1,634	47,500
OGE Energy Corp.	516	18,576
Otter Tail Corp.	172	5,198
Pepco Holdings, Inc.	1,591	32,440
PG&E Corp.	1,978	87,151
Piedmont Natural Gas Co., Inc.	258	8,726
Pinnacle West Capital Corp.	473	26,322
PNM Resources, Inc.	344	8,996
Portland General Electric Co.	301	9,572
PPL Corp.	2,021	65,258
Public Service Enterprise Group, Inc.	2,623	96,159
Questar Corp.	731	17,361
SCANA Corp.	559	27,670
Sempra Energy	775	73,214
South Jersey Industries, Inc.	86	4,917
Southwest Gas Corp.	172	9,291
TECO Energy, Inc.	1,161	19,482
The Empire District Electric Co.	172	4,083
The Laclede Group, Inc.	129	5,915
The Southern Co.	3,010	127,473
UGI Corp.	473	21,138
UIL Holdings Corp.	129	4,995
UNS Energy Corp.	129	7,806
Vectren Corp.	344	13,234
Westar Energy, Inc.	387	13,243
Wisconsin Energy Corp.	559	24,574
Xcel Energy, Inc.	2,064	62,519

		2,384,601

Total Common Stock
(Cost $55,906,048)		58,618,433

Other Investment Companies 0.1% of net assets

Equity Fund 0.1%
iShares Russell 3000 ETF	450	50,477

Money Market Fund 0.0%
State Street Institutional U.S. Government Money Market Fund, Institutional Class 0.00% (b)	2,896	2,896

Total Other Investment Companies
(Cost $50,507)		53,373

End of Investments.

At 02/28/14, the tax basis cost of the fund’s investments was $55,957,312 and the unrealized appreciation and depreciation were $3,321,598 and ($607,104), respectively, with a net unrealized appreciation of $2,714,494.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.
(b)	The rate shown is the 7-day yield.

ETF —	Exchange Traded Fund
Reg’d —	Registered
REIT —	Real Estate Investment Trust

See financial notes 13

 Schwab Fundamental U.S. Large Company Index ETF

Portfolio Holdings as of February 28, 2014

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website at www.schwabetfs.com.

		Cost	Value
Holdings by Category		($)	($)

99.6%	Common Stock	69,025,094	71,981,254
0.2%	Other Investment Companies	141,993	144,533

99.8%	Total Investments	69,167,087	72,125,787
0.2%	Other Assets and Liabilities, Net		132,783

100.0%	Net Assets		72,258,570

	Number	Value
Security	of Shares	($)

Common Stock 99.6% of net assets

Automobiles & Components 1.0%
BorgWarner, Inc.	638	39,205
Delphi Automotive plc	982	65,372
Ford Motor Co.	10,241	157,609
General Motors Co. *	3,629	131,370
Harley-Davidson, Inc.	821	54,235
Johnson Controls, Inc.	3,133	154,770
Lear Corp.	583	47,339
The Goodyear Tire & Rubber Co.	1,450	38,961
TRW Automotive Holdings Corp. *	530	43,630
Visteon Corp. *	269	22,443

		754,934

Banks 2.4%
BB&T Corp.	2,969	112,228
CIT Group, Inc.	424	20,640
Comerica, Inc.	795	38,303
Fifth Third Bancorp	3,507	76,084
Hudson City Bancorp, Inc.	3,445	32,728
Huntington Bancshares, Inc.	3,392	32,326
KeyCorp	3,987	52,509
M&T Bank Corp.	371	43,255
New York Community Bancorp, Inc.	1,870	29,883
Popular, Inc. *	848	24,244
Regions Financial Corp.	6,921	73,639
SunTrust Banks, Inc.	2,521	94,991
The PNC Financial Services Group, Inc.	1,734	141,807
U.S. Bancorp	5,910	243,137
Wells Fargo & Co.	14,922	692,679
Zions Bancorp	954	29,765

		1,738,218

Capital Goods 8.3%
3M Co.	2,365	318,636
AECOM Technology Corp. *	636	20,314
AGCO Corp.	530	27,814
Alliant Techsystems, Inc.	212	28,575
AMETEK, Inc.	371	19,752
Caterpillar, Inc.	2,425	235,152
Cummins, Inc.	602	87,844
Danaher Corp.	1,060	81,079
Deere & Co.	1,510	129,754
Dover Corp.	743	70,065
Eaton Corp. plc	1,131	84,497
EMCOR Group, Inc.	477	22,314
Emerson Electric Co.	3,182	207,657
Exelis, Inc.	2,184	44,619
Fastenal Co.	477	22,510
Flowserve Corp.	424	34,433
Fluor Corp.	1,166	90,587
General Cable Corp.	542	16,683
General Dynamics Corp.	2,037	223,133
General Electric Co.	40,039	1,019,793
Harsco Corp.	848	21,302
Honeywell International, Inc.	2,210	208,712
Hubbell, Inc., Class B	212	25,342
Illinois Tool Works, Inc.	1,538	126,885
Ingersoll-Rand plc	1,432	87,552
ITT Corp.	1,166	51,187
Jacobs Engineering Group, Inc. *	848	51,431
Joy Global, Inc.	477	26,235
KBR, Inc.	1,224	33,807
L-3 Communications Holdings, Inc.	1,114	128,556
Lennox International, Inc.	318	29,218
Lockheed Martin Corp.	1,633	265,036
Masco Corp.	1,926	44,972
Northrop Grumman Corp.	2,375	287,446
Oshkosh Corp.	583	33,715
Owens Corning *	659	30,156
PACCAR, Inc.	1,433	94,349
Pall Corp.	265	22,790
Parker Hannifin Corp.	725	87,399
Pentair Ltd. - Reg’d	371	29,981
Precision Castparts Corp.	266	68,596
Quanta Services, Inc. *	798	28,098
Raytheon Co.	2,460	240,859
Rockwell Automation, Inc.	326	40,046
Rockwell Collins, Inc.	583	48,121
Roper Industries, Inc.	159	21,564
Snap-on, Inc.	159	17,835
SPX Corp.	371	39,949
Stanley Black & Decker, Inc.	457	37,949
Terex Corp.	689	30,681
Textron, Inc.	1,486	58,994
The Boeing Co.	1,780	229,478
The Timken Co.	371	22,394
United Rentals, Inc. *	338	29,859
United Technologies Corp.	3,854	450,995
URS Corp.	742	34,503
W.W. Grainger, Inc.	193	49,219
WESCO International, Inc. *	318	27,415
Xylem, Inc.	636	25,027

		5,972,864

14 See financial notes

 Schwab Fundamental U.S. Large Company Index ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Commercial & Professional Services 0.8%
Cintas Corp.	583	35,365
Equifax, Inc.	371	25,992
Iron Mountain, Inc.	712	19,366
Manpowergroup, Inc.	914	71,438
Pitney Bowes, Inc.	2,235	56,881
R.R. Donnelley & Sons Co.	3,869	74,014
Republic Services, Inc.	1,150	39,227
Robert Half International, Inc.	954	39,057
The ADT Corp.	552	16,952
The Dun & Bradstreet Corp.	215	21,330
United Stationers, Inc.	530	22,594
Waste Management, Inc.	3,021	125,371

		547,587

Consumer Durables & Apparel 1.0%
Coach, Inc.	1,130	55,155
D.R. Horton, Inc.	1,166	28,637
Garmin Ltd.	650	34,879
Harman International Industries, Inc.	318	33,304
Hasbro, Inc.	742	40,929
Jarden Corp. *	424	26,063
Leggett & Platt, Inc.	954	30,576
Mattel, Inc.	1,272	47,458
Mohawk Industries, Inc. *	213	30,146
Newell Rubbermaid, Inc.	1,219	39,142
NIKE, Inc., Class B	2,207	172,808
NVR, Inc. *	27	32,184
Ralph Lauren Corp.	188	30,283
VF Corp.	1,060	62,105
Whirlpool Corp.	480	69,423

		733,092

Consumer Services 1.6%
Apollo Education Group, Inc. *	1,826	60,861
Brinker International, Inc.	636	34,980
Carnival Corp.	1,408	55,841
Darden Restaurants, Inc.	858	43,810
Graham Holdings Co., Class B	36	25,873
H&R Block, Inc.	1,010	31,956
International Game Technology	1,378	20,794
Marriott International, Inc., Class A	954	51,735
McDonald’s Corp.	4,110	391,067
MGM Resorts International *	1,274	35,099
Royal Caribbean Cruises Ltd.	805	42,609
Service Corp. International	1,060	19,811
Starbucks Corp.	1,168	82,881
Starwood Hotels & Resorts Worldwide, Inc.	666	54,918
Wyndham Worldwide Corp.	545	39,720
Wynn Resorts Ltd.	226	54,803
Yum! Brands, Inc.	1,326	98,230

		1,144,988

Diversified Financials 6.7%
American Express Co.	2,839	259,144
Ameriprise Financial, Inc.	537	58,528
Bank of America Corp.	66,610	1,101,063
Berkshire Hathaway, Inc., Class B *	4,102	474,930
BlackRock, Inc.	183	55,786
Capital One Financial Corp.	2,180	160,077
Citigroup, Inc.	11,875	577,481
CME Group, Inc.	597	44,071
Discover Financial Services	1,219	69,946
Eaton Vance Corp.	371	14,039
Franklin Resources, Inc.	1,433	76,307
Invesco Ltd.	1,060	36,358
JPMorgan Chase & Co.	16,027	910,654
Legg Mason, Inc.	919	42,237
McGraw Hill Financial, Inc.	1,448	115,348
Moody’s Corp.	583	46,057
Morgan Stanley	3,870	119,196
Northern Trust Corp.	637	39,399
PHH Corp. *	901	23,453
SLM Corp.	1,221	29,231
State Street Corp.	1,060	69,610
T. Rowe Price Group, Inc.	653	53,004
The Bank of New York Mellon Corp.	3,021	96,672
The Charles Schwab Corp. (a)	2,787	73,883
The Goldman Sachs Group, Inc.	1,683	280,135

		4,826,609

Energy 15.1%
Alpha Natural Resources, Inc. *	3,074	16,507
Anadarko Petroleum Corp.	1,432	120,517
Apache Corp.	1,654	131,146
Arch Coal, Inc.	4,040	18,422
Baker Hughes, Inc.	2,279	144,215
Cameron International Corp. *	639	40,934
Chesapeake Energy Corp.	3,886	100,686
Chevron Corp.	13,948	1,608,623
Cimarex Energy Co.	265	30,663
ConocoPhillips	19,557	1,300,540
CONSOL Energy, Inc.	742	29,754
Devon Energy Corp.	2,326	149,841
Diamond Offshore Drilling, Inc.	541	25,589
Energen Corp.	318	25,580
EOG Resources, Inc.	477	90,353
EQT Corp.	212	21,685
Exxon Mobil Corp.	35,766	3,443,193
FMC Technologies, Inc. *	477	23,964
Halliburton Co.	3,198	182,286
Helmerich & Payne, Inc.	265	26,169
Hess Corp.	2,305	184,469
HollyFrontier Corp.	645	29,393
Kinder Morgan, Inc.	1,121	35,704
Marathon Oil Corp.	7,979	267,296
Marathon Petroleum Corp.	2,098	176,232
McDermott International, Inc. *	2,550	21,242
Murphy Oil Corp.	2,035	120,818
Nabors Industries Ltd.	2,703	62,223
National Oilwell Varco, Inc.	1,390	107,086
Newfield Exploration Co. *	993	27,993
Noble Energy, Inc.	691	47,513
Occidental Petroleum Corp.	3,428	330,871
ONEOK, Inc.	813	48,081
Patterson-UTI Energy, Inc.	1,113	32,399
Peabody Energy Corp.	2,134	37,473
Phillips 66	8,074	604,420
Pioneer Natural Resources Co.	159	31,988

See financial notes 15

 Schwab Fundamental U.S. Large Company Index ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
QEP Resources, Inc.	860	24,880
Rowan Cos. plc, Class A *	477	15,913
Schlumberger Ltd.	3,569	331,917
SEACOR Holdings, Inc. *	265	23,442
Seadrill Ltd.	1,014	37,477
Southwestern Energy Co. *	608	25,135
Spectra Energy Corp.	2,182	81,345
Tesoro Corp.	1,273	64,936
The Williams Cos., Inc.	2,360	97,468
Valero Energy Corp.	8,801	422,272
World Fuel Services Corp.	1,197	53,889
WPX Energy, Inc. *	2,014	35,487

		10,910,029

Food & Staples Retailing 4.2%
Casey’s General Stores, Inc.	318	21,780
Costco Wholesale Corp.	2,567	299,826
CVS Caremark Corp.	9,027	660,235
Safeway, Inc.	5,380	201,481
SUPERVALU, Inc. *	9,191	59,466
Sysco Corp.	4,425	159,388
The Kroger Co.	5,303	222,408
Wal-Mart Stores, Inc.	12,755	952,798
Walgreen Co.	6,443	437,802
Whole Foods Market, Inc.	861	46,537

		3,061,721

Food, Beverage & Tobacco 4.9%
Altria Group, Inc.	9,036	327,645
Archer-Daniels-Midland Co.	6,720	272,832
Beam, Inc.	554	45,960
Brown-Forman Corp., Class B	353	29,581
Bunge Ltd.	1,990	158,424
Campbell Soup Co.	906	39,239
Coca-Cola Enterprises, Inc.	1,908	89,829
ConAgra Foods, Inc.	2,583	73,357
Constellation Brands, Inc., Class A *	380	30,791
Dean Foods Co. *	1,765	26,104
Dr. Pepper Snapple Group, Inc.	972	50,651
General Mills, Inc.	2,180	109,065
Hillshire Brands Co.	2,173	81,596
Hormel Foods Corp.	530	25,149
Ingredion, Inc.	304	20,015
Kellogg Co.	1,063	64,514
Kraft Foods Group, Inc.	1,811	100,094
Lorillard, Inc.	1,665	81,685
McCormick & Co., Inc. Non Voting Shares	318	21,115
Mead Johnson Nutrition Co.	212	17,289
Molson Coors Brewing Co., Class B	532	30,234
Mondelez International, Inc., Class A	10,043	341,763
PepsiCo, Inc.	5,641	451,675
Philip Morris International, Inc.	5,542	448,403
Reynolds American, Inc.	1,325	67,350
The Coca-Cola Co.	9,692	370,235
The Hershey Co.	318	33,651
The J.M. Smucker Co.	424	42,404
Tyson Foods, Inc., Class A	3,129	123,439

		3,574,089

Health Care Equipment & Services 6.0%
Abbott Laboratories	8,745	347,876
Aetna, Inc.	2,825	205,406
AmerisourceBergen Corp.	2,309	156,666
Baxter International, Inc.	2,092	145,394
Becton Dickinson & Co.	964	111,072
Boston Scientific Corp. *	5,889	77,146
C.R. Bard, Inc.	371	53,483
Cardinal Health, Inc.	3,894	278,538
CareFusion Corp. *	689	27,925
Cigna Corp.	803	63,911
Community Health Systems, Inc. *	905	37,566
Covidien plc	1,385	99,651
DaVita HealthCare Partners, Inc. *	530	36,427
DENTSPLY International, Inc.	424	19,241
Express Scripts Holding Co. *	1,609	121,174
HCA Holdings, Inc. *	2,143	109,721
Health Net, Inc. *	1,643	55,944
Henry Schein, Inc. *	318	37,855
Humana, Inc.	1,338	150,471
Laboratory Corp. of America Holdings *	305	28,530
LifePoint Hospitals, Inc. *	371	20,127
Magellan Health Services, Inc. *	318	19,442
McKesson Corp.	1,876	332,146
Medtronic, Inc.	4,042	239,529
Omnicare, Inc.	742	43,704
Owens & Minor, Inc.	742	25,762
Patterson Cos., Inc.	530	21,815
Quest Diagnostics, Inc.	1,028	54,484
St. Jude Medical, Inc.	1,230	82,804
Stryker Corp.	1,007	80,802
Tenet Healthcare Corp. *	477	21,045
UnitedHealth Group, Inc.	7,377	570,021
Universal Health Services, Inc., Class B	371	29,784
Varian Medical Systems, Inc. *	318	26,658
WellCare Health Plans, Inc. *	318	19,659
WellPoint, Inc.	5,565	504,133
Zimmer Holdings, Inc.	872	81,828

		4,337,740

Household & Personal Products 2.0%
Avon Products, Inc.	2,590	40,067
Church & Dwight Co., Inc.	318	21,618
Colgate-Palmolive Co.	2,552	160,342
Energizer Holdings, Inc.	212	20,636
Herbalife Ltd.	371	24,709
Kimberly-Clark Corp.	1,372	151,400
The Clorox Co.	318	27,755
The Estee Lauder Cos., Inc., Class A	424	29,188
The Procter & Gamble Co.	12,755	1,003,308

		1,479,023

Insurance 3.4%
ACE Ltd.	955	93,466
Aflac, Inc.	1,697	108,744
Allied World Assurance Co. Holdings AG	170	16,952
American Financial Group, Inc.	477	27,265
American International Group, Inc.	3,596	178,973

16 See financial notes

 Schwab Fundamental U.S. Large Company Index ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Aon plc	796	68,138
Arch Capital Group Ltd. *	636	35,692
Assurant, Inc.	759	49,813
Axis Capital Holdings Ltd.	747	32,846
Cincinnati Financial Corp.	689	32,300
Endurance Specialty Holdings Ltd.	424	22,107
Everest Re Group Ltd.	224	33,430
Fidelity National Financial, Inc., Class A	1,272	42,052
Genworth Financial, Inc., Class A *	3,039	47,226
HCC Insurance Holdings, Inc.	530	23,267
Lincoln National Corp.	1,020	51,133
Loews Corp.	1,486	64,611
Marsh & McLennan Cos., Inc.	1,647	79,320
MetLife, Inc.	2,491	126,219
PartnerRe Ltd.	371	36,685
Platinum Underwriters Holdings Ltd.	318	18,641
Principal Financial Group, Inc.	825	37,414
Prudential Financial, Inc.	1,741	147,254
Reinsurance Group of America, Inc.	280	21,557
RenaissanceRe Holdings Ltd.	318	30,372
The Allstate Corp.	2,815	152,742
The Chubb Corp.	1,741	152,303
The Hartford Financial Services Group, Inc.	3,248	114,297
The Progressive Corp.	3,975	97,348
The Travelers Cos., Inc.	3,991	334,605
Torchmark Corp.	424	32,864
Unum Group	1,381	48,031
W.R. Berkley Corp.	721	29,734
White Mountains Insurance Group Ltd.	25	14,489
XL Group plc	1,166	35,446

		2,437,336

Materials 3.9%
Air Products & Chemicals, Inc.	849	103,001
Airgas, Inc.	212	22,854
Albemarle Corp.	265	17,487
Alcoa, Inc.	13,931	163,550
Allegheny Technologies, Inc.	862	27,394
AptarGroup, Inc.	265	17,535
Ashland, Inc.	335	31,614
Avery Dennison Corp.	689	34,326
Ball Corp.	826	45,892
Bemis Co., Inc.	583	22,900
Celanese Corp., Series A	530	28,297
CF Industries Holdings, Inc.	162	40,646
Cliffs Natural Resources, Inc.	1,443	28,903
Commercial Metals Co.	1,643	31,792
Cytec Industries, Inc.	212	20,070
Domtar Corp.	441	48,854
E.I. du Pont de Nemours & Co.	2,919	194,464
Eastman Chemical Co.	564	49,310
Ecolab, Inc.	424	45,686
FMC Corp.	318	24,543
Freeport-McMoRan Copper & Gold, Inc.	6,053	197,449
Huntsman Corp.	1,166	28,404
International Flavors & Fragrances, Inc.	265	24,854
International Paper Co.	2,332	114,011
LyondellBasell Industries N.V., Class A	1,439	126,747
Martin Marietta Materials, Inc.	159	19,395
MeadWestvaco Corp.	956	35,783
Monsanto Co.	1,079	118,712
Newmont Mining Corp.	2,837	65,989
Nucor Corp.	2,336	117,361
Owens-Illinois, Inc. *	960	32,563
Packaging Corp. of America	371	27,042
PPG Industries, Inc.	441	87,239
Praxair, Inc.	919	119,810
Reliance Steel & Aluminum Co.	531	36,788
RPM International, Inc.	530	22,186
Sealed Air Corp.	914	31,113
Sigma-Aldrich Corp.	318	30,022
Sonoco Products Co.	636	26,699
Southern Copper Corp.	769	23,462
Steel Dynamics, Inc.	1,749	30,503
The Dow Chemical Co.	5,923	288,509
The Mosaic Co.	1,356	66,254
The Sherwin-Williams Co.	177	35,485
The Valspar Corp.	265	19,809
United States Steel Corp.	2,279	55,197
Vulcan Materials Co.	477	32,403

		2,812,907

Media 4.0%
Cablevision Systems Corp., Class A	2,279	40,110
CBS Corp., Class B Non Voting Shares	2,300	154,284
Charter Communications, Inc., Class A *	265	33,594
Comcast Corp., Class A	7,483	386,796
DIRECTV *	3,529	273,850
Discovery Communications, Inc., Class A *	455	37,911
DISH Network Corp., Class A *	636	37,422
Gannett Co., Inc.	1,830	54,443
Liberty Global plc, Class A *	1,671	144,625
Omnicom Group, Inc.	1,290	97,627
Starz, Class A *	806	25,776
The Interpublic Group of Cos., Inc.	1,464	25,942
The Walt Disney Co.	6,477	523,406
Thomson Reuters Corp.	1,696	58,241
Time Warner Cable, Inc.	1,353	189,894
Time Warner, Inc.	6,800	456,484
Twenty-First Century Fox, Inc., Class A	5,596	187,690
Viacom, Inc., Class B	2,029	178,004

		2,906,099

Pharmaceuticals, Biotechnology & Life Sciences 5.9%
AbbVie, Inc.	2,511	127,835
Actavis plc *	350	77,287
Agilent Technologies, Inc.	1,246	70,935
Allergan, Inc.	392	49,784
Amgen, Inc.	3,040	377,021
Biogen Idec, Inc. *	238	81,082
Bristol-Myers Squibb Co.	5,323	286,217
Celgene Corp. *	265	42,599
Eli Lilly & Co.	4,158	247,858
Forest Laboratories, Inc. *	1,272	124,109
Gilead Sciences, Inc. *	2,314	191,576
Hospira, Inc. *	689	29,820
Johnson & Johnson	9,699	893,472
Merck & Co., Inc.	9,308	530,463
Mettler-Toledo International, Inc. *	66	16,220

See financial notes 17

 Schwab Fundamental U.S. Large Company Index ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Mylan, Inc. *	689	38,288
Pfizer, Inc.	28,917	928,525
Thermo Fisher Scientific, Inc.	850	105,859
Waters Corp. *	212	23,617

		4,242,567

Real Estate 0.9%
American Tower Corp.	291	23,708
Annaly Capital Management, Inc.	5,158	57,666
Apartment Investment & Management Co., Class A	742	22,178
AvalonBay Communities, Inc.	159	20,506
Boston Properties, Inc.	300	33,729
Equity Residential	701	40,987
HCP, Inc.	653	25,317
Health Care REIT, Inc.	272	15,977
Hospitality Properties Trust	689	18,259
Host Hotels & Resorts, Inc.	1,961	38,573
Kimco Realty Corp.	795	17,697
Plum Creek Timber Co., Inc.	583	25,238
Prologis, Inc.	447	18,412
Public Storage	212	35,828
Rayonier, Inc.	337	15,869
Simon Property Group, Inc.	379	61,129
Ventas, Inc.	343	21,414
Vornado Realty Trust	477	45,930
Weyerhaeuser Co.	4,717	139,199

		677,616

Retailing 4.5%
Aaron’s, Inc.	641	19,698
Abercrombie & Fitch Co., Class A	689	27,305
Advance Auto Parts, Inc.	371	47,251
Amazon.com, Inc. *	212	76,765
American Eagle Outfitters, Inc.	1,749	25,413
AutoNation, Inc. *	318	16,739
AutoZone, Inc. *	65	34,999
Bed Bath & Beyond, Inc. *	1,060	71,889
Best Buy Co., Inc.	4,940	131,552
Big Lots, Inc. *	1,060	31,323
CarMax, Inc. *	532	25,765
Core-Mark Holding Co., Inc.	371	29,012
Dick’s Sporting Goods, Inc.	322	17,282
Dillard’s, Inc., Class A	239	22,127
Dollar General Corp. *	822	49,238
Dollar Tree, Inc. *	795	43,542
Expedia, Inc.	530	41,621
Family Dollar Stores, Inc.	477	31,243
Foot Locker, Inc.	954	39,791
GameStop Corp., Class A	1,275	47,570
Genuine Parts Co.	849	74,788
J.C. Penney Co., Inc. *	5,113	37,223
Kohl’s Corp.	2,508	140,924
L Brands, Inc.	903	50,866
Liberty Interactive Corp., Class A *	2,658	77,614
Lowe’s Cos., Inc.	7,570	378,727
Macy’s, Inc.	2,122	122,779
Nordstrom, Inc.	860	52,873
O’Reilly Automotive, Inc. *	265	39,975
PetSmart, Inc.	491	32,926
priceline.com, Inc. *	20	26,977
RadioShack Corp. *	4,500	12,060
Rent-A-Center, Inc.	583	14,657
Ross Stores, Inc.	530	38,584
Sears Holdings Corp. *	1,113	49,807
Signet Jewelers Ltd.	371	35,449
Staples, Inc.	8,640	117,418
Target Corp.	5,270	329,586
The Gap, Inc.	2,228	97,475
The Home Depot, Inc.	5,224	428,525
Tiffany & Co.	348	32,451
TJX Cos., Inc.	2,442	150,085
Tractor Supply Co.	318	22,438
Williams-Sonoma, Inc.	424	24,694

		3,219,026

Semiconductors & Semiconductor Equipment 2.4%
Altera Corp.	753	27,341
Analog Devices, Inc.	1,115	56,664
Applied Materials, Inc.	6,838	129,648
Broadcom Corp., Class A	1,651	49,068
Intel Corp.	31,280	774,493
KLA-Tencor Corp.	638	41,566
Lam Research Corp. *	583	30,159
Linear Technology Corp.	742	34,755
LSI Corp.	3,233	35,854
Marvell Technology Group Ltd.	2,226	34,035
Maxim Integrated Products, Inc.	1,122	36,701
Microchip Technology, Inc.	636	28,970
Micron Technology, Inc. *	3,871	93,639
NVIDIA Corp.	1,802	33,121
Texas Instruments, Inc.	5,945	267,287
Xilinx, Inc.	848	44,266

		1,717,567

Software & Services 6.4%
Accenture plc, Class A	1,547	128,943
Adobe Systems, Inc. *	1,124	77,118
Alliance Data Systems Corp. *	120	34,213
Amdocs Ltd.	826	36,741
AOL, Inc. *	1,113	48,727
Autodesk, Inc. *	477	25,023
Automatic Data Processing, Inc.	1,485	115,503
Broadridge Financial Solutions, Inc.	530	20,013
CA, Inc.	1,272	42,612
Citrix Systems, Inc. *	270	16,214
Cognizant Technology Solutions Corp., Class A *	356	37,045
Computer Sciences Corp.	1,507	95,242
CoreLogic, Inc. *	1,749	57,017
DST Systems, Inc.	265	24,905
eBay, Inc. *	2,135	125,474
Fidelity National Information Services, Inc.	1,168	64,953
Fiserv, Inc. *	954	55,380
Google, Inc., Class A *	234	284,462
IAC/InterActiveCorp	546	42,331
International Business Machines Corp.	4,819	892,334
Intuit, Inc.	664	51,892
Leidos Holdings, Inc.	812	36,264

18 See financial notes

 Schwab Fundamental U.S. Large Company Index ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
MasterCard, Inc., Class A	1,060	82,383
Microsoft Corp.	37,428	1,433,867
Oracle Corp.	8,375	327,546
Paychex, Inc.	1,014	42,345
Symantec Corp.	3,392	72,860
Teradata Corp. *	333	15,291
The Western Union Co.	3,104	51,930
Total System Services, Inc.	795	24,216
Visa, Inc., Class A	329	74,334
Xerox Corp.	9,169	100,767
Yahoo! Inc. *	1,802	69,683

		4,607,628

Technology Hardware & Equipment 4.4%
Amphenol Corp., Class A	341	30,015
Anixter International, Inc.	265	28,342
Apple, Inc.	894	470,458
Arrow Electronics, Inc. *	1,166	66,030
Avnet, Inc.	1,486	64,686
Cisco Systems, Inc.	21,095	459,871
Corning, Inc.	5,377	103,615
EMC Corp.	4,938	130,215
Harris Corp.	713	52,634
Hewlett-Packard Co.	33,414	998,410
Ingram Micro, Inc., Class A *	4,081	120,185
Jabil Circuit, Inc.	1,484	27,469
Juniper Networks, Inc. *	2,397	64,096
Lexmark International, Inc., Class A	742	31,268
Motorola Solutions, Inc.	1,698	112,408
NetApp, Inc.	636	25,701
QUALCOMM, Inc.	2,448	184,310
SanDisk Corp.	477	35,441
Tech Data Corp. *	1,175	67,680
Vishay Intertechnology, Inc.	1,219	17,237
Western Digital Corp.	751	65,329

		3,155,400

Telecommunication Services 4.1%
AT&T, Inc.	41,276	1,317,943
CenturyLink, Inc.	2,626	82,089
Crown Castle International Corp. *	382	28,994
Frontier Communications Corp.	11,364	55,456
NII Holdings, Inc. *	7,534	8,664
Sprint Corp. *	13,209	115,447
Telephone & Data Systems, Inc.	1,431	32,612
Verizon Communications, Inc.	26,553	1,263,392
Windstream Holdings, Inc.	6,264	50,237

		2,954,834

Transportation 1.6%
Avis Budget Group, Inc. *	1,082	50,843
C.H. Robinson Worldwide, Inc.	912	47,296
CSX Corp.	5,445	150,881
Expeditors International of Washington, Inc.	920	36,349
FedEx Corp.	1,787	238,261
Hertz Global Holdings, Inc. *	1,855	51,959
J.B. Hunt Transport Services, Inc.	265	19,046
Norfolk Southern Corp.	1,272	116,910
Ryder System, Inc.	545	41,049
Union Pacific Corp.	1,254	226,196
United Parcel Service, Inc., Class B	2,052	196,520

		1,175,310

Utilities 4.1%
AES Corp.	5,143	70,202
AGL Resources, Inc.	424	19,945
Alliant Energy Corp.	583	31,622
Ameren Corp.	2,067	83,527
American Electric Power Co., Inc.	2,760	138,552
American Water Works Co., Inc.	610	27,352
Atmos Energy Corp.	636	29,320
Calpine Corp. *	1,545	29,432
CenterPoint Energy, Inc.	2,178	51,510
CMS Energy Corp.	1,231	34,997
Consolidated Edison, Inc.	1,667	93,435
Dominion Resources, Inc.	3,137	217,708
DTE Energy Co.	1,061	76,137
Duke Energy Corp.	2,295	162,670
Edison International	1,970	103,169
Entergy Corp.	1,916	122,279
Exelon Corp.	6,785	206,332
FirstEnergy Corp.	3,469	106,776
Great Plains Energy, Inc.	795	20,885
Integrys Energy Group, Inc.	652	37,340
MDU Resources Group, Inc.	1,113	37,797
National Fuel Gas Co.	265	19,907
NextEra Energy, Inc.	1,669	152,530
NiSource, Inc.	1,537	53,518
Northeast Utilities	797	35,427
NRG Energy, Inc.	2,120	61,628
OGE Energy Corp.	689	24,804
Pepco Holdings, Inc.	2,067	42,146
PG&E Corp.	2,659	117,156
Pinnacle West Capital Corp.	592	32,945
PPL Corp.	2,655	85,730
Public Service Enterprise Group, Inc.	3,520	129,043
Questar Corp.	1,007	23,916
SCANA Corp.	689	34,106
Sempra Energy	1,061	100,233
TECO Energy, Inc.	1,511	25,355
The Southern Co.	4,072	172,449
UGI Corp.	636	28,423
Vectren Corp.	517	19,889
Westar Energy, Inc.	615	21,045
Wisconsin Energy Corp.	696	30,596
Xcel Energy, Inc.	2,715	82,237

		2,994,070

Total Common Stock
(Cost $69,025,094)		71,981,254

Other Investment Companies 0.2% of net assets

Equity Fund 0.1%
iShares Core S&P 500 ETF	380	71,189

See financial notes 19

 Schwab Fundamental U.S. Large Company Index ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Money Market Fund 0.1%
State Street Institutional U.S. Government Money Market Fund, Institutional Class 0.00% (b)	73,344	73,344

Total Other Investment Companies
(Cost $141,993)		144,533

End of Investments.

At 02/28/14, the tax basis cost of the fund’s investments was $69,172,234 and the unrealized appreciation and depreciation were $3,751,941 and ($798,388), respectively, with a net unrealized appreciation of $2,953,553.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.
(b)	The rate shown is the 7-day yield.

ETF —	Exchange Traded Fund
Reg’d —	Registered
REIT —	Real Estate Investment Trust

20 See financial notes

 Schwab Fundamental U.S. Small Company Index ETF

Portfolio Holdings as of February 28, 2014

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website at www.schwabetfs.com.

		Cost	Value
Holdings by Category		($)	($)

99.6%	Common Stock	51,846,387	55,202,684
0.2%	Other Investment Companies	121,853	125,709
0.0%	Short-Term Investment	5,000	5,000

99.8%	Total Investments	51,973,240	55,333,393
0.2%	Other Assets and Liabilities, Net		131,610

100.0%	Net Assets		55,465,003

	Number	Value
Security	of Shares	($)

Common Stock 99.6% of net assets

Automobiles & Components 1.0%
Cooper Tire & Rubber Co.	2,472	61,627
Dana Holding Corp.	5,382	116,682
Drew Industries, Inc.	624	30,726
Gentex Corp.	3,003	94,204
Superior Industries International, Inc.	1,599	29,230
Tenneco, Inc. *	1,170	70,481
Thor Industries, Inc.	2,262	126,694

		529,644

Banks 4.5%
Associated Banc-Corp.	5,382	89,826
Astoria Financial Corp.	4,524	61,979
BancorpSouth, Inc.	2,808	67,196
Bank of Hawaii Corp.	1,521	88,903
BankUnited, Inc.	780	26,114
BOK Financial Corp.	507	32,818
CapitalSource, Inc.	8,346	122,686
Capitol Federal Financial, Inc.	2,699	32,793
Cathay General Bancorp	1,486	37,759
City Holding Co.	546	24,177
City National Corp.	900	67,347
Commerce Bancshares, Inc.	1,638	73,153
Community Bank System, Inc.	507	18,470
Cullen/Frost Bankers, Inc.	1,015	75,760
CVB Financial Corp.	2,067	32,183
East West Bancorp, Inc.	1,794	64,028
F.N.B. Corp.	3,510	42,787
First Financial Bancorp	1,131	19,272
First Horizon National Corp.	7,800	93,366
First Midwest Bancorp, Inc.	1,911	31,856
First Niagara Financial Group, Inc.	5,589	50,692
First Republic Bank	1,014	52,698
FirstMerit Corp.	3,432	71,248
Fulton Financial Corp.	5,277	64,960
Glacier Bancorp, Inc.	1,365	37,879
Hancock Holding Co.	1,014	34,942
International Bancshares Corp.	1,623	37,621
MB Financial, Inc.	1,131	34,529
NBT Bancorp, Inc.	1,170	27,472
Northwest Bancshares, Inc.	2,365	33,938
Old National Bancorp	1,989	27,906
People’s United Financial, Inc.	7,761	109,973
Prosperity Bancshares, Inc.	585	37,036
Provident Financial Services, Inc.	1,872	34,744
Signature Bank *	186	24,353
Susquehanna Bancshares, Inc.	3,081	33,706
SVB Financial Group *	430	54,141
Synovus Financial Corp.	33,111	115,226
TCF Financial Corp.	5,854	94,367
Trustmark Corp.	1,872	45,171
UMB Financial Corp.	588	36,656
Umpqua Holdings Corp.	2,303	40,924
United Bankshares, Inc.	1,365	40,172
Valley National Bancorp	6,786	68,403
Washington Federal, Inc.	2,614	58,606
Webster Financial Corp.	1,757	54,414
Westamerica Bancorp	702	35,297
Wintrust Financial Corp.	624	28,879

		2,488,426

Capital Goods 11.3%
A.O. Smith Corp.	1,248	62,026
AAR Corp.	2,262	65,372
Actuant Corp., Class A	1,484	52,029
Acuity Brands, Inc.	1,014	143,025
Aegion Corp. *	1,179	27,294
Aircastle Ltd.	3,122	61,503
Albany International Corp., Class A	1,014	36,585
Apogee Enterprises, Inc.	1,170	40,049
Applied Industrial Technologies, Inc.	1,833	93,538
Armstrong World Industries, Inc. *	1,326	72,784
Astec Industries, Inc.	858	34,509
B/E Aerospace, Inc. *	1,131	95,287
Barnes Group, Inc.	1,716	65,980
Beacon Roofing Supply, Inc. *	1,250	47,238
Brady Corp., Class A	2,106	56,336
Briggs & Stratton Corp.	3,046	69,388
Carlisle Cos., Inc.	1,638	129,926
Chart Industries, Inc. *	312	26,071
Chicago Bridge & Iron Co. N.V.	1,599	134,620
CIRCOR International, Inc.	507	36,281
CLARCOR, Inc.	1,209	70,037
Crane Co.	1,290	92,132
Cubic Corp.	624	32,448
Curtiss-Wright Corp.	1,833	124,937
DigitalGlobe, Inc. *	507	15,758
Donaldson Co., Inc.	2,769	118,624
Dycom Industries, Inc. *	1,872	54,082
Encore Wire Corp.	1,170	61,179
EnerSys, Inc.	1,248	88,658
EnPro Industries, Inc. *	468	33,523
ESCO Technologies, Inc.	712	25,518
Esterline Technologies Corp. *	741	79,806

See financial notes 21

 Schwab Fundamental U.S. Small Company Index ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Fortune Brands Home & Security, Inc.	1,560	72,914
Franklin Electric Co., Inc.	819	35,700
GATX Corp.	2,281	148,014
Generac Holdings, Inc.	585	33,327
Gibraltar Industries, Inc. *	1,989	36,657
Graco, Inc.	1,170	91,295
GrafTech International Ltd. *	5,382	52,205
Granite Construction, Inc.	2,949	108,405
H&E Equipment Services, Inc. *	1,326	43,387
HEICO Corp.	668	41,543
Hexcel Corp. *	1,443	64,935
Huntington Ingalls Industries, Inc.	1,833	185,738
IDEX Corp.	1,482	111,254
Kaman Corp.	1,014	40,276
Kennametal, Inc.	2,340	102,352
Layne Christensen Co. *	1,911	33,939
Lincoln Electric Holdings, Inc.	1,833	137,420
MasTec, Inc. *	1,287	52,690
Meritor, Inc. *	5,187	64,371
Moog, Inc., Class A *	1,170	72,458
MRC Global, Inc. *	2,730	70,216
MSC Industrial Direct Co., Inc., Class A	1,014	87,539
Mueller Industries, Inc.	1,482	92,595
Mueller Water Products, Inc., Class A	6,045	58,334
National Presto Industries, Inc.	314	24,191
Navistar International Corp. *	2,184	81,900
Nordson Corp.	897	65,625
Orbital Sciences Corp. *	2,457	69,828
Polypore International, Inc. *	537	18,586
Quanex Building Products Corp.	2,106	40,941
Raven Industries, Inc.	741	27,098
Regal-Beloit Corp.	1,248	91,965
Rush Enterprises, Inc., Class A *	1,521	43,501
Simpson Manufacturing Co., Inc.	1,170	41,360
Spirit Aerosystems Holdings, Inc., Class A *	4,251	122,556
TAL International Group, Inc. *	741	32,826
Teledyne Technologies, Inc. *	780	76,424
Tennant Co.	511	31,304
The Babcock & Wilcox Co.	2,340	77,126
The Greenbrier Cos., Inc. *	897	37,737
The Manitowoc Co., Inc.	3,864	119,552
The Middleby Corp. *	158	46,856
The Toro Co.	1,872	123,983
Titan International, Inc.	1,288	24,420
TransDigm Group, Inc.	663	118,107
TriMas Corp. *	468	15,729
Trinity Industries, Inc.	2,652	190,440
Triumph Group, Inc.	897	58,484
Tutor Perini Corp. *	4,329	106,710
Universal Forest Products, Inc.	1,913	106,611
Valmont Industries, Inc.	468	68,155
WABCO Holdings, Inc. *	1,053	107,880
Wabtec Corp.	1,131	89,767
Watsco, Inc.	820	80,672
Watts Water Technologies, Inc., Class A	936	57,676
Woodward, Inc.	1,560	68,000

		6,250,117

Commercial & Professional Services 4.1%
ABM Industries, Inc.	3,785	106,851
Clean Harbors, Inc. *	936	44,235
Copart, Inc. *	2,847	103,716
Covanta Holding Corp.	3,705	66,690
Deluxe Corp.	1,716	86,624
FTI Consulting, Inc. *	1,498	43,727
G&K Services, Inc., Class A	936	58,622
Healthcare Services Group, Inc.	1,560	42,011
Herman Miller, Inc.	2,340	65,941
HNI Corp.	2,340	83,187
Huron Consulting Group, Inc. *	507	33,548
ICF International, Inc. *	858	34,680
IHS, Inc., Class A *	444	53,227
Insperity, Inc.	1,213	35,407
Interface, Inc.	1,443	27,792
KAR Auction Services, Inc.	1,014	31,596
Kelly Services, Inc., Class A	4,407	110,880
Kforce, Inc.	1,794	39,307
Knoll, Inc.	1,911	29,754
Korn/Ferry International *	1,716	43,569
McGrath RentCorp	780	25,249
Mine Safety Appliances Co.	745	38,330
Navigant Consulting, Inc. *	2,808	48,943
Nielsen Holdings N.V.	2,730	129,238
Quad/Graphics, Inc.	2,340	52,346
Resources Connection, Inc.	3,198	43,813
Rollins, Inc.	858	25,620
Steelcase, Inc., Class A	5,265	78,291
Stericycle, Inc. *	780	88,920
Tetra Tech, Inc. *	1,725	49,818
The Brink’s Co.	3,003	91,321
The Corporate Executive Board Co.	858	64,161
Towers Watson & Co., Class A	819	89,353
TrueBlue, Inc. *	2,301	65,533
UniFirst Corp.	390	42,779
Verisk Analytics, Inc., Class A *	1,209	77,031
Viad Corp.	1,305	31,385
Waste Connections, Inc.	1,599	69,189

		2,252,684

Consumer Durables & Apparel 3.8%
Arctic Cat, Inc.	330	15,451
Blyth, Inc.	1,716	16,782
Brunswick Corp.	1,092	48,911
Callaway Golf Co.	5,499	46,302
Carter’s, Inc.	936	70,509
Columbia Sportswear Co.	507	42,127
Crocs, Inc. *	2,275	34,648
Deckers Outdoor Corp. *	858	63,792
Ethan Allen Interiors, Inc.	1,209	30,382
Fossil Group, Inc. *	956	109,854
G-III Apparel Group Ltd. *	585	40,652
Hanesbrands, Inc.	1,677	122,890
Helen of Troy Ltd. *	741	48,395
JAKKS Pacific, Inc.	4,524	32,392
KB Home	2,340	47,736
La-Z-Boy, Inc.	1,950	49,803
Lennar Corp., Class A	2,262	99,256
M.D.C Holdings, Inc.	1,137	35,463
Meritage Homes Corp. *	741	35,724
Michael Kors Holdings Ltd. *	312	30,585
NACCO Industries, Inc., Class A	663	38,872

22 See financial notes

 Schwab Fundamental U.S. Small Company Index ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Polaris Industries, Inc.	819	109,770
PulteGroup, Inc.	4,446	93,321
PVH Corp.	858	108,477
Quiksilver, Inc. *	5,928	46,238
Skechers U.S.A., Inc., Class A *	1,794	60,512
Steven Madden Ltd. *	942	34,336
Tempur Sealy International, Inc. *	1,993	103,377
The Jones Group, Inc.	8,385	125,272
The Ryland Group, Inc.	952	44,354
Toll Brothers, Inc. *	2,457	95,848
Tupperware Brands Corp.	1,287	101,158
Under Armour, Inc., Class A *	546	61,780
Wolverine World Wide, Inc.	3,126	82,401

		2,127,370

Consumer Services 5.1%
Bally Technologies, Inc. *	1,053	71,341
Bob Evans Farms, Inc.	1,833	94,839
Boyd Gaming Corp. *	4,563	53,022
Buffalo Wild Wings, Inc. *	234	33,930
Burger King Worldwide, Inc.	1,365	36,282
Caesars Entertainment Corp. *	4,602	119,468
Capella Education Co.	390	25,927
Career Education Corp. *	21,864	161,575
Chipotle Mexican Grill, Inc. *	234	132,259
Choice Hotels International, Inc.	546	26,661
Cracker Barrel Old Country Store, Inc.	819	81,450
DeVry Education Group, Inc.	2,925	122,879
DineEquity, Inc.	390	32,662
Domino’s Pizza, Inc.	1,560	123,334
Dunkin’ Brands Group, Inc.	546	28,212
Hillenbrand, Inc.	1,599	47,778
Hyatt Hotels Corp., Class A *	1,014	52,890
International Speedway Corp., Class A	1,131	38,149
ITT Educational Services, Inc. *	4,095	127,068
Jack in the Box, Inc. *	2,379	136,673
Las Vegas Sands Corp.	1,755	149,614
Life Time Fitness, Inc. *	897	42,338
Marriott Vacations Worldwide Corp. *	663	34,768
Matthews International Corp., Class A	1,172	48,087
Panera Bread Co., Class A *	390	70,715
Papa John’s International, Inc.	1,170	59,553
Penn National Gaming, Inc. *	3,159	40,593
Pinnacle Entertainment, Inc. *	1,443	35,065
Red Robin Gourmet Burgers, Inc. *	585	45,589
Regis Corp.	5,070	71,284
Ruby Tuesday, Inc. *	6,085	37,301
SeaWorld Entertainment, Inc.	585	19,972
Six Flags Entertainment Corp.	936	38,189
Sonic Corp. *	3,939	80,277
Sotheby’s	1,014	47,668
Steiner Leisure Ltd. *	546	24,144
Strayer Education, Inc. *	1,599	76,384
Texas Roadhouse, Inc.	1,677	44,357
The Cheesecake Factory, Inc.	2,262	107,490
The Wendy’s Co.	11,310	108,350
Vail Resorts, Inc.	741	52,107
Weight Watchers International, Inc. *	1,872	39,799

		2,820,043

Diversified Financials 3.8%
Affiliated Managers Group, Inc. *	368	69,202
American Capital Ltd. *	752	11,701
Ares Capital Corp.	1,132	20,410
Cash America International, Inc.	1,374	54,987
CBOE Holdings, Inc.	1,161	62,729
DFC Global Corp. *	886	7,292
E*TRADE Financial Corp. *	5,499	123,563
Ezcorp, Inc., Class A *	2,496	31,549
Federated Investors, Inc., Class B	4,407	120,752
First Cash Financial Services, Inc. *	546	28,845
Greenhill & Co., Inc.	951	50,660
IntercontinentalExchange Group, Inc.	1,633	341,036
Investment Technology Group, Inc. *	2,535	43,805
Janus Capital Group, Inc.	10,803	120,886
Lazard Ltd., Class A	1,434	64,516
Leucadia National Corp.	2,262	63,200
LPL Financial Holdings, Inc.	1,170	62,806
MSCI, Inc. *	2,340	102,281
Nelnet, Inc., Class A	897	35,988
Raymond James Financial, Inc.	1,755	92,629
SEI Investments Co.	3,588	120,449
Stifel Financial Corp. *	702	33,759
TD Ameritrade Holding Corp.	4,446	148,630
The NASDAQ OMX Group, Inc.	3,188	122,387
Waddell & Reed Financial, Inc., Class A	1,482	103,295
World Acceptance Corp. *	468	44,858

		2,082,215

Energy 6.4%
Atwood Oceanics, Inc. *	827	39,192
Basic Energy Services, Inc. *	1,756	41,881
Bill Barrett Corp. *	2,028	51,390
Bristow Group, Inc.	819	63,554
Cabot Oil & Gas Corp.	2,106	73,710
CARBO Ceramics, Inc.	390	48,380
Cloud Peak Energy, Inc. *	2,886	55,988
Comstock Resources, Inc.	2,028	40,073
Concho Resources, Inc. *	585	70,861
Crosstex Energy, Inc.	1,833	76,308
Delek US Holdings, Inc.	1,599	44,388
Denbury Resources, Inc.	6,552	107,191
Dresser-Rand Group, Inc. *	1,872	101,706
Dril-Quip, Inc. *	429	46,143
Energy XXI Bermuda Ltd.	1,404	32,517
EXCO Resources, Inc.	7,410	38,680
Exterran Holdings, Inc. *	3,432	140,609
Forest Oil Corp. *	15,579	31,314
Green Plains Renewable Energy, Inc.	1,170	30,923
Gulfmark Offshore, Inc., Class A	663	31,453
Helix Energy Solutions Group, Inc. *	4,251	100,494
Hercules Offshore, Inc. *	4,506	21,449
Hornbeck Offshore Services, Inc. *	588	25,143
ION Geophysical Corp. *	4,080	16,606
Key Energy Services, Inc. *	10,686	96,601
Matrix Service Co. *	1,404	45,447
Newpark Resources, Inc. *	2,769	30,791
Nordic American Tankers Ltd.	3,499	36,984
Oceaneering International, Inc.	1,521	108,873
Oil States International, Inc. *	1,249	118,555

See financial notes 23

 Schwab Fundamental U.S. Small Company Index ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Parker Drilling Co. *	7,569	61,082
PDC Energy, Inc. *	441	27,399
Penn Virginia Corp. *	6,747	102,217
Pioneer Energy Services Corp. *	3,471	39,569
Quicksilver Resources, Inc. *	17,784	58,154
Range Resources Corp.	1,092	93,967
Rosetta Resources, Inc. *	624	27,687
SandRidge Energy, Inc. *	11,934	76,974
SemGroup Corp., Class A	1,482	99,768
Ship Finance International Ltd.	2,322	43,700
SM Energy Co.	1,170	86,287
Stone Energy Corp. *	1,989	71,485
Superior Energy Services, Inc.	4,095	121,171
Swift Energy Co. *	3,538	35,380
Targa Resources Corp.	702	67,926
Teekay Corp.	1,794	107,191
TETRA Technologies, Inc. *	4,134	49,608
Tidewater, Inc.	2,044	99,584
Ultra Petroleum Corp. *	3,237	81,443
Unit Corp. *	1,931	118,563
W&T Offshore, Inc.	2,106	31,737
Western Refining, Inc.	2,886	105,195
Whiting Petroleum Corp. *	1,872	128,625
Willbros Group, Inc. *	3,213	31,744

		3,533,660

Food & Staples Retailing 0.9%
PriceSmart, Inc.	312	31,740
Rite Aid Corp. *	15,483	102,033
Roundy’s, Inc.	2,243	13,772
Susser Holdings Corp. *	858	51,978
The Andersons, Inc.	1,404	76,995
The Fresh Market, Inc. *	390	13,065
The Pantry, Inc. *	6,708	101,156
United Natural Foods, Inc. *	1,716	124,204

		514,943

Food, Beverage & Tobacco 2.1%
B&G Foods, Inc.	858	25,706
Cal-Maine Foods, Inc.	702	36,904
Chiquita Brands International, Inc. *	7,488	81,919
Darling International, Inc. *	1,794	36,203
Flowers Foods, Inc.	4,290	88,245
Fresh Del Monte Produce, Inc.	3,159	83,587
Green Mountain Coffee Roasters, Inc.	585	64,221
J&J Snack Foods Corp.	351	32,601
Lancaster Colony Corp.	702	63,321
Monster Beverage Corp. *	1,248	92,352
Pilgrim’s Pride Corp. *	2,106	36,918
Post Holdings, Inc. *	1,248	71,286
Sanderson Farms, Inc.	1,092	83,909
Seaboard Corp. *	13	32,955
Snyder’s-Lance, Inc.	1,326	35,921
The Hain Celestial Group, Inc. *	468	41,792
The WhiteWave Foods Co., Class A *	1,716	48,563
TreeHouse Foods, Inc. *	741	52,804
Universal Corp.	1,911	110,169
Vector Group Ltd.	2,114	41,287

		1,160,663

Health Care Equipment & Services 4.6%
Alere, Inc. *	2,223	81,673
Allscripts Healthcare Solutions, Inc. *	1,404	26,072
Amedisys, Inc. *	4,095	69,451
Amsurg Corp. *	1,133	49,693
Analogic Corp.	315	29,692
Brookdale Senior Living, Inc. *	2,226	74,660
Catamaran Corp. *	1,248	56,260
Centene Corp. *	1,677	106,791
Cerner Corp. *	2,028	124,458
Chemed Corp.	1,053	89,084
CONMED Corp.	858	40,000
Edwards Lifesciences Corp. *	1,092	76,178
Gentiva Health Services, Inc. *	2,032	21,763
Greatbatch, Inc. *	468	20,278
Haemonetics Corp. *	1,053	38,413
Hanger, Inc. *	702	24,886
HealthSouth Corp.	1,287	42,059
Healthways, Inc. *	2,305	34,483
Hill-Rom Holdings, Inc.	2,457	92,948
Hologic, Inc. *	4,095	89,189
IDEXX Laboratories, Inc. *	975	122,753
Integra LifeSciences Holdings Corp. *	624	29,353
Intuitive Surgical, Inc. *	223	99,197
Invacare Corp.	3,280	65,010
Kindred Healthcare, Inc.	7,878	170,638
Masimo Corp. *	1,053	26,904
MEDNAX, Inc. *	1,716	104,367
Molina Healthcare, Inc. *	1,677	63,189
MWI Veterinary Supply, Inc. *	206	33,562
PharMerica Corp. *	3,277	78,976
ResMed, Inc.	1,482	65,238
Select Medical Holdings Corp.	2,028	22,734
Sirona Dental Systems, Inc. *	585	41,219
STERIS Corp.	2,067	95,392
Teleflex, Inc.	1,132	115,453
The Cooper Cos., Inc.	507	65,002
VCA Antech, Inc. *	2,497	77,332
West Pharmaceutical Services, Inc.	1,369	62,399

		2,526,749

Household & Personal Products 0.4%
Central Garden & Pet Co., Class A *	7,460	54,906
Elizabeth Arden, Inc. *	404	12,350
Nu Skin Enterprises, Inc., Class A	987	82,434
Spectrum Brands Holdings, Inc.	549	42,827
WD-40 Co.	437	31,862

		224,379

Insurance 4.0%
Alleghany Corp. *	167	64,379
American Equity Investment Life Holding Co.	1,989	43,480
Argo Group International Holdings Ltd.	1,014	44,758
Arthur J. Gallagher & Co.	2,496	115,315
Aspen Insurance Holdings Ltd.	3,354	125,976
Assured Guaranty Ltd.	2,106	51,702
Brown & Brown, Inc.	2,106	63,391
CNO Financial Group, Inc.	8,190	149,550

24 See financial notes

 Schwab Fundamental U.S. Small Company Index ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
First American Financial Corp.	4,056	109,269
Horace Mann Educators Corp.	1,170	33,474
Infinity Property & Casualty Corp.	911	67,186
Kemper Corp.	3,315	128,556
Markel Corp. *	180	104,040
Mercury General Corp.	1,411	63,918
Montpelier Re Holdings Ltd.	1,716	48,923
Old Republic International Corp.	8,268	128,650
Primerica, Inc.	2,809	125,899
ProAssurance Corp.	1,287	58,507
Protective Life Corp.	2,730	142,342
RLI Corp.	1,640	70,733
Safety Insurance Group, Inc.	546	30,483
Selective Insurance Group, Inc.	2,301	53,015
StanCorp Financial Group, Inc.	2,028	134,213
Stewart Information Services Corp.	741	27,402
Symetra Financial Corp.	1,840	36,248
The Hanover Insurance Group, Inc.	1,794	105,559
Tower Group International Ltd.	3,464	9,561
Validus Holdings Ltd.	2,730	100,491

		2,237,020

Materials 6.1%
A. Schulman, Inc.	1,874	65,122
A.M. Castle & Co. *	1,521	22,237
AK Steel Holding Corp. *	23,712	147,252
AMCOL International Corp.	945	41,939
Axiall Corp.	1,248	50,507
Cabot Corp.	2,586	140,006
Carpenter Technology Corp.	1,482	87,660
Century Aluminum Co. *	4,017	47,561
Chemtura Corp. *	3,783	93,629
Clearwater Paper Corp. *	708	45,206
Coeur Mining, Inc. *	1,911	21,021
Compass Minerals International, Inc.	780	66,573
Crown Holdings, Inc. *	2,886	129,928
Eagle Materials, Inc.	663	58,609
Ferro Corp. *	6,474	84,939
Graphic Packaging Holding Co. *	6,240	63,898
Greif, Inc., Class A	1,521	76,141
H.B. Fuller Co.	1,796	87,070
Hecla Mining Co.	5,928	20,037
Innophos Holdings, Inc.	833	45,748
Innospec, Inc.	585	25,453
Kaiser Aluminum Corp.	897	63,319
KapStone Paper & Packaging Corp. *	1,482	47,113
Koppers Holdings, Inc.	702	27,757
Kraton Performance Polymers, Inc. *	1,621	44,967
Louisiana-Pacific Corp. *	2,301	43,236
Materion Corp.	1,092	32,312
Minerals Technologies, Inc.	1,287	68,854
Myers Industries, Inc.	1,677	36,056
NewMarket Corp.	211	78,000
Olin Corp.	3,120	81,713
OM Group, Inc.	1,755	55,458
P.H. Glatfelter Co.	1,950	59,183
PolyOne Corp.	1,833	68,737
Resolute Forest Products, Inc. *	6,747	138,246
Rock-Tenn Co., Class A	1,092	121,889
Rockwood Holdings, Inc.	1,521	119,976
RTI International Metals, Inc. *	819	22,252
Schnitzer Steel Industries, Inc., Class A	4,173	105,869
Schweitzer-Mauduit International, Inc.	741	35,664
Sensient Technologies Corp.	1,638	85,880
Silgan Holdings, Inc.	1,599	77,088
Stepan Co.	641	38,973
Stillwater Mining Co. *	2,574	34,852
SunCoke Energy, Inc. *	2,106	46,922
The Scotts Miracle-Gro Co., Class A	1,989	113,592
Tredegar Corp.	1,131	28,173
W.R. Grace & Co. *	507	51,379
Walter Energy, Inc.	3,967	42,804
Wausau Paper Corp.	2,691	35,656
Westlake Chemical Corp.	351	46,799
Worthington Industries, Inc.	2,145	85,500

		3,358,755

Media 2.2%
AMC Networks, Inc., Class A *	429	32,613
Cinemark Holdings, Inc.	3,042	89,496
Dex Media, Inc. *	9,243	67,382
DreamWorks Animation SKG, Inc., Class A *	3,081	92,153
E.W. Scripps Co., Class A *	2,184	42,850
John Wiley & Sons, Inc., Class A	1,411	81,880
Lamar Advertising Co., Class A *	2,535	135,901
Lions Gate Entertainment Corp.	663	20,387
Live Nation Entertainment, Inc. *	3,666	83,182
Meredith Corp.	1,638	76,658
National CineMedia, Inc.	1,677	25,759
Regal Entertainment Group, Class A	4,251	78,218
Scholastic Corp.	2,769	97,690
Scripps Networks Interactive, Inc., Class A	1,539	125,028
Sinclair Broadcast Group, Inc., Class A	1,092	32,345
Sirius XM Holdings, Inc. *	4,875	17,599
The Madison Square Garden Co., Class A *	624	35,574
The New York Times Co., Class A	6,318	103,742

		1,238,457

Pharmaceuticals, Biotechnology & Life Sciences 2.5%
Alexion Pharmaceuticals, Inc. *	195	34,476
Bio-Rad Laboratories, Inc., Class A *	438	56,817
Bruker Corp. *	1,092	24,832
Cambrex Corp. *	1,911	38,354
Charles River Laboratories International, Inc. *	2,147	127,553
Covance, Inc. *	1,482	153,476
Cubist Pharmaceuticals, Inc. *	468	37,215
Endo Health Solutions, Inc. *	2,847	227,248
Illumina, Inc. *	624	107,010
Impax Laboratories, Inc. *	1,667	42,959
Myriad Genetics, Inc. *	702	25,419
PAREXEL International Corp. *	780	41,785
PDL BioPharma, Inc.	5,800	49,706
PerkinElmer, Inc.	2,925	132,561
Perrigo Co., plc	702	115,437
QIAGEN N.V. *	2,773	61,699
Techne Corp.	591	52,505
United Therapeutics Corp. *	234	23,732

See financial notes 25

 Schwab Fundamental U.S. Small Company Index ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Zoetis, Inc.	1,209	37,503

		1,390,287

Real Estate 7.9%
Alexandria Real Estate Equities, Inc.	975	70,639
American Campus Communities, Inc.	936	34,576
American Capital Agency Corp.	2,652	59,113
Anworth Mortgage Asset Corp.	6,616	34,271
Ashford Hospitality Trust, Inc.	2,158	24,126
BioMed Realty Trust, Inc.	2,730	56,456
Brandywine Realty Trust	4,915	72,005
BRE Properties, Inc.	1,053	65,044
Camden Property Trust	1,248	83,242
Capstead Mortgage Corp.	3,248	41,867
CBL & Associates Properties, Inc.	3,138	55,825
CBRE Group, Inc., Class A *	3,783	105,735
Chimera Investment Corp.	20,362	64,955
CommonWealth REIT	3,978	108,003
Corporate Office Properties Trust	2,301	61,368
Corrections Corp. of America	3,120	104,052
Cousins Properties, Inc.	2,379	27,477
CYS Investments, Inc.	3,198	28,142
DCT Industrial Trust, Inc.	4,524	35,830
DDR Corp.	4,407	73,244
DiamondRock Hospitality Co.	4,251	53,648
Digital Realty Trust, Inc.	1,443	78,153
Douglas Emmett, Inc.	2,262	60,916
Duke Realty Corp.	6,865	115,332
EastGroup Properties, Inc.	429	26,615
EPR Properties	936	49,851
Equity Lifestyle Properties, Inc.	780	31,395
Essex Property Trust, Inc.	400	66,900
Extra Space Storage, Inc.	742	36,432
Federal Realty Investment Trust	819	91,163
Forest City Enterprises, Inc., Class A *	1,326	25,830
General Growth Properties, Inc.	5,850	128,817
Glimcher Realty Trust	1,989	19,353
Hatteras Financial Corp.	2,301	45,376
Healthcare Realty Trust, Inc.	1,365	32,719
Highwoods Properties, Inc.	1,599	60,298
Home Properties, Inc.	858	50,570
Inland Real Estate Corp.	2,184	23,391
Invesco Mortgage Capital, Inc.	1,677	28,224
iStar Financial, Inc. *	6,513	100,951
Jones Lang LaSalle, Inc.	1,092	134,534
Kilroy Realty Corp.	897	51,595
LaSalle Hotel Properties	1,482	46,446
Lexington Realty Trust	3,794	43,289
Liberty Property Trust	2,691	102,958
Mack-Cali Realty Corp.	4,134	91,981
MFA Financial, Inc.	8,580	67,439
Mid-America Apartment Communities, Inc.	1,365	92,329
National Retail Properties, Inc.	1,131	40,592
NorthStar Realty Finance Corp.	3,510	54,440
Omega Healthcare Investors, Inc.	1,092	34,900
Pennsylvania Real Estate Investment Trust	1,872	35,119
Piedmont Office Realty Trust, Inc., Class A	5,811	100,414
Post Properties, Inc.	638	30,962
Potlatch Corp.	1,326	52,563
PS Business Parks, Inc.	312	26,214
RAIT Financial Trust	4,290	35,650
Realty Income Corp.	1,443	64,098
Redwood Trust, Inc.	2,535	50,953
Regency Centers Corp.	1,443	73,261
Retail Properties of America, Inc., Class A	2,301	32,076
RLJ Lodging Trust	1,131	29,395
Ryman Hospitality Properties, Inc.	624	26,327
Sabra Health Care REIT, Inc.	1,248	35,531
Senior Housing Properties Trust	2,262	50,443
SL Green Realty Corp.	881	87,510
Sovran Self Storage, Inc.	390	28,856
Starwood Property Trust, Inc.	897	21,546
Sun Communities, Inc.	429	19,760
Sunstone Hotel Investors, Inc.	3,355	45,360
Tanger Factory Outlet Centers, Inc.	945	32,423
Taubman Centers, Inc.	780	54,951
The Geo Group, Inc.	1,170	37,709
The Macerich Co.	1,677	100,838
UDR, Inc.	3,705	95,626
Washington REIT	1,627	40,919
Weingarten Realty Investors	2,613	79,696
WP Carey, Inc.	468	29,727

		4,410,334

Retailing 5.2%
Aeropostale, Inc. *	8,034	58,970
ANN, Inc. *	3,198	114,009
Asbury Automotive Group, Inc. *	1,248	63,448
Ascena Retail Group, Inc. *	3,393	62,058
Barnes & Noble, Inc. *	4,641	88,921
Brown Shoe Co., Inc.	2,769	68,062
Cabela’s, Inc. *	626	41,516
Chico’s FAS, Inc.	5,655	93,477
DSW, Inc., Class A	1,170	45,022
Express, Inc. *	1,911	34,952
Fred’s, Inc., Class A	4,453	88,748
Genesco, Inc. *	975	72,394
GNC Holdings, Inc., Class A	1,092	50,800
Group 1 Automotive, Inc.	1,560	104,146
Guess?, Inc.	3,381	102,579
hhgregg, Inc. *	714	7,561
Hibbett Sports, Inc. *	673	38,583
HSN, Inc.	819	46,970
Jos. A. Bank Clothiers, Inc. *	858	53,265
Lithia Motors, Inc., Class A	702	44,521
LKQ Corp. *	3,042	84,841
Lumber Liquidators Holdings, Inc. *	195	20,920
Monro Muffler Brake, Inc.	624	37,234
Netflix, Inc. *	217	96,702
Nutrisystem, Inc.	4,134	60,852
Office Depot, Inc. *	39,702	195,731
Outerwall, Inc. *	808	57,150
Penske Automotive Group, Inc.	2,223	96,234
Pier 1 Imports, Inc.	1,677	31,729
Pool Corp.	1,014	59,278
Sally Beauty Holdings, Inc. *	1,365	39,175
Sears Hometown & Outlet Stores, Inc. *	791	18,320
Select Comfort Corp. *	1,184	21,383

26 See financial notes

 Schwab Fundamental U.S. Small Company Index ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Sonic Automotive, Inc., Class A	2,926	69,522
Stage Stores, Inc.	2,613	51,737
The Bon-Ton Stores, Inc.	628	6,820
The Buckle, Inc.	1,014	46,005
The Cato Corp., Class A	1,443	40,505
The Children’s Place Retail Stores, Inc. *	1,599	86,618
The Finish Line, Inc., Class A	2,847	76,926
The Men’s Wearhouse, Inc.	2,964	159,433
The Pep Boys-Manny, Moe & Jack *	3,510	44,191
The Wet Seal, Inc., Class A *	3,014	5,727
TripAdvisor, Inc. *	429	43,003
Ulta Salon, Cosmetics & Fragrance, Inc. *	485	43,500
Urban Outfitters, Inc. *	2,769	103,671
Vitamin Shoppe, Inc. *	603	28,214

		2,905,423

Semiconductors & Semiconductor Equipment 4.6%
Advanced Micro Devices, Inc. *	30,732	114,016
Amkor Technology, Inc. *	9,752	57,732
Atmel Corp. *	14,040	113,162
ATMI, Inc. *	1,210	41,152
Avago Technologies Ltd.	2,730	168,441
Brooks Automation, Inc.	3,783	39,230
Cabot Microelectronics Corp. *	702	31,007
Cirrus Logic, Inc. *	1,443	27,778
Cree, Inc. *	819	50,311
Cypress Semiconductor Corp. *	6,123	59,944
Diodes, Inc. *	741	17,643
Entegris, Inc. *	4,879	58,792
Fairchild Semiconductor International, Inc. *	5,499	77,426
First Solar, Inc. *	1,950	111,286
GT Advanced Technologies, Inc. *	9,204	131,893
Hittite Microwave Corp.	312	18,402
Integrated Device Technology, Inc. *	7,761	91,502
International Rectifier Corp. *	2,227	60,018
Intersil Corp., Class A	9,789	124,516
Micrel, Inc.	2,145	22,394
Microsemi Corp. *	1,092	25,181
MKS Instruments, Inc.	1,794	53,928
OmniVision Technologies, Inc. *	1,989	34,350
ON Semiconductor Corp. *	11,327	105,794
Photronics, Inc. *	3,549	30,876
PMC-Sierra, Inc. *	5,187	38,073
RF Micro Devices, Inc. *	8,213	58,148
Semtech Corp. *	780	19,461
Silicon Laboratories, Inc. *	1,716	89,180
Skyworks Solutions, Inc. *	2,302	81,629
Spansion, Inc., Class A *	2,574	41,982
SunEdison, Inc. *	14,976	274,959
Synaptics, Inc. *	741	48,195
Teradyne, Inc. *	4,563	92,538
Tessera Technologies, Inc.	1,287	27,954
TriQuint Semiconductor, Inc. *	5,499	67,308
Veeco Instruments, Inc. *	1,014	40,104

		2,546,305

Software & Services 6.0%
Activision Blizzard, Inc.	6,396	123,763
Acxiom Corp. *	2,613	97,282
Akamai Technologies, Inc. *	1,911	116,819
ANSYS, Inc. *	507	42,345
CACI International, Inc., Class A *	1,482	116,826
Cadence Design Systems, Inc. *	1,989	30,491
Compuware Corp.	9,438	103,346
Convergys Corp.	6,747	138,111
Conversant, Inc. *	2,145	53,325
CSG Systems International, Inc.	2,032	56,896
Digital River, Inc. *	1,404	24,949
EarthLink Holdings Corp.	12,402	48,616
Electronic Arts, Inc. *	3,956	113,102
Equinix, Inc. *	312	59,268
Euronet Worldwide, Inc. *	936	35,811
Facebook, Inc., Class A *	1,716	117,477
FactSet Research Systems, Inc.	819	86,233
Fair Isaac Corp.	1,599	85,914
FleetCor Technologies, Inc. *	195	25,336
Gartner, Inc. *	975	67,821
Genpact Ltd. *	2,418	40,332
Global Cash Access Holdings, Inc. *	3,120	26,208
Global Payments, Inc.	1,443	101,486
Heartland Payment Systems, Inc.	1,131	45,738
Informatica Corp. *	702	29,175
j2 Global, Inc.	706	36,288
Jack Henry & Associates, Inc.	1,330	77,313
Manhattan Associates, Inc. *	1,404	53,198
ManTech International Corp., Class A	1,882	55,086
MAXIMUS, Inc.	1,328	63,465
Mentor Graphics Corp.	1,365	29,539
MICROS Systems, Inc. *	1,063	59,007
MicroStrategy, Inc., Class A *	234	30,216
Monster Worldwide, Inc. *	13,845	110,345
NeuStar, Inc., Class A *	977	34,996
Nuance Communications, Inc. *	2,145	32,797
Progress Software Corp. *	1,452	36,213
PTC, Inc. *	1,638	64,390
Rackspace Hosting, Inc. *	702	25,813
Red Hat, Inc. *	858	50,613
Rovi Corp. *	1,404	34,875
Salesforce.com, Inc. *	1,014	63,243
Sapient Corp. *	2,262	39,381
Solera Holdings, Inc.	585	40,026
Sykes Enterprises, Inc. *	2,184	42,981
Synopsys, Inc. *	1,989	80,356
Take-Two Interactive Software, Inc. *	2,301	45,491
TeleTech Holdings, Inc. *	1,287	30,991
TIBCO Software, Inc. *	3,159	68,835
Unisys Corp. *	2,418	82,744
United Online, Inc.	1,716	19,236
VeriFone Systems, Inc. *	975	28,226
VeriSign, Inc. *	2,340	128,957
Vistaprint N.V. *	624	30,713
VMware, Inc., Class A *	234	22,476
WEX, Inc. *	414	40,084

		3,344,564

Technology Hardware & Equipment 4.7%
ADTRAN, Inc.	2,536	66,443
ARRIS Group, Inc. *	3,042	87,305
Belden, Inc.	1,014	73,140

See financial notes 27

 Schwab Fundamental U.S. Small Company Index ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Benchmark Electronics, Inc. *	4,992	119,009
Brocade Communications Systems, Inc. *	13,065	125,032
Cognex Corp. *	1,092	41,125
Coherent, Inc. *	741	50,499
Comtech Telecommunications Corp.	1,248	39,949
Diebold, Inc.	3,354	125,406
Dolby Laboratories, Inc., Class A *	1,131	46,631
EchoStar Corp., Class A *	1,014	50,518
Electronics For Imaging, Inc. *	1,365	60,879
Emulex Corp. *	4,875	35,490
F5 Networks, Inc. *	819	92,006
FEI Co.	351	36,030
Finisar Corp. *	1,833	43,442
FLIR Systems, Inc.	3,082	105,220
Insight Enterprises, Inc. *	4,173	95,896
InterDigital, Inc.	897	27,359
Itron, Inc. *	1,638	57,330
JDS Uniphase Corp. *	3,939	54,279
Littelfuse, Inc.	390	36,804
MTS Systems Corp.	429	30,442
National Instruments Corp.	1,522	44,092
NCR Corp. *	3,471	118,188
NETGEAR, Inc. *	1,053	35,992
OSI Systems, Inc. *	273	16,781
Plantronics, Inc.	975	43,271
Plexus Corp. *	2,262	93,081
Polycom, Inc. *	6,679	89,231
QLogic Corp. *	8,814	100,656
Rofin-Sinar Technologies, Inc. *	1,170	27,460
Sanmina Corp. *	6,747	114,429
ScanSource, Inc. *	1,911	75,026
SYNNEX Corp. *	2,379	141,503
Trimble Navigation Ltd. *	2,109	80,458
ViaSat, Inc. *	438	29,219
Zebra Technologies Corp., Class A *	1,794	123,768

		2,633,389

Telecommunication Services 1.0%
Cincinnati Bell, Inc. *	17,667	59,184
Consolidated Communications Holdings, Inc.	2,028	38,654
Intelsat S.A. *	1,053	20,892
Leap Wireless International, Inc. *	5,265	92,243
Level 3 Communications, Inc. *	3,081	113,442
NTELOS Holdings Corp.	1,677	23,444
SBA Communications Corp., Class A *	702	66,809
T-Mobile US, Inc. *	1,248	38,064
tw telecom, Inc. *	2,262	69,240
United States Cellular Corp.	819	29,558

		551,530

Transportation 4.1%
Alaska Air Group, Inc.	1,482	128,401
Allegiant Travel Co.	195	19,356
AMERCO	176	40,997
Arkansas Best Corp.	2,691	89,503
Atlas Air Worldwide Holdings, Inc. *	1,037	31,245
Con-way, Inc.	2,743	104,618
Copa Holdings S.A., Class A	390	52,829
Delta Air Lines, Inc.	6,708	222,773
Forward Air Corp.	741	32,056
Genesee & Wyoming, Inc., Class A *	312	30,863
Hawaiian Holdings, Inc. *	3,485	41,959
Heartland Express, Inc.	2,496	50,868
Hub Group, Inc., Class A *	1,641	64,114
JetBlue Airways Corp. *	10,843	95,744
Kansas City Southern	907	85,185
Kirby Corp. *	858	89,755
Knight Transportation, Inc.	2,617	56,213
Landstar System, Inc.	1,723	99,434
Matson, Inc.	3,042	73,373
Old Dominion Freight Line, Inc. *	1,209	64,367
Republic Airways Holdings, Inc. *	5,136	49,203
Saia, Inc. *	1,053	36,371
SkyWest, Inc.	7,449	94,602
Southwest Airlines Co.	12,090	271,300
Swift Transportation Co. *	1,755	42,752
United Continental Holdings, Inc. *	3,588	161,317
UTi Worldwide, Inc.	6,048	59,512
Werner Enterprises, Inc.	3,144	81,272

		2,269,982

Utilities 3.3%
ALLETE, Inc.	1,093	55,207
American States Water Co.	780	23,423
Aqua America, Inc.	2,810	70,784
Atlantic Power Corp.	6,108	15,881
Avista Corp.	2,652	78,499
Black Hills Corp.	1,326	75,198
California Water Service Group	1,404	33,008
Cleco Corp.	1,560	77,111
El Paso Electric Co.	1,599	56,365
Hawaiian Electric Industries, Inc.	3,939	100,090
IDACORP, Inc.	1,365	76,699
ITC Holdings Corp.	702	72,025
MGE Energy, Inc.	936	36,111
New Jersey Resources Corp.	1,833	82,503
Northwest Natural Gas Co.	1,209	51,830
NorthWestern Corp.	1,406	64,592
Otter Tail Corp.	1,638	49,500
Piedmont Natural Gas Co., Inc.	2,808	94,967
PNM Resources, Inc.	3,471	90,767
Portland General Electric Co.	3,393	107,897
South Jersey Industries, Inc.	705	40,312
Southwest Gas Corp.	1,794	96,912
The Empire District Electric Co.	1,950	46,293
The Laclede Group, Inc.	1,209	55,433
UIL Holdings Corp.	1,560	60,403
UNS Energy Corp.	1,599	96,756
WGL Holdings, Inc.	2,418	97,179

		1,805,745

Total Common Stock
(Cost $51,846,387)		55,202,684

Other Investment Companies 0.2% of net assets

Equity Fund 0.1%
iShares Russell 2000 ETF	800	94,016

28 See financial notes

 Schwab Fundamental U.S. Small Company Index ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Money Market Fund 0.1%
State Street Institutional U.S. Government Money Market Fund, Institutional Class 0.00% (a)	31,693	31,693

Total Other Investment Companies
(Cost $121,853)		125,709

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investment 0.0% of net assets

U.S. Treasury Obligation 0.0%
U.S. Treasury Bill
0.02%, 03/20/14 (b)(c)	5,000	5,000

Total Short-Term Investment
(Cost $5,000)		5,000

End of Investments.

At 02/28/14, the tax basis cost of the fund’s investments was $51,983,366 and the unrealized appreciation and depreciation were $4,200,503 and ($850,476), respectively, with a net unrealized appreciation of $3,350,027.

*	Non-income producing security.
(a)	The rate shown is the 7-day yield.
(b)	The rate shown is the purchase yield.
(c)	All or a portion of this security is held as collateral for open futures contracts.

ETF —	Exchange Traded Fund
REIT —	Real Estate Investment Trust

In addition to the above, the fund held the following at 02/28/14:

		Contract	Unrealized
	Number of	Value	Appreciation
	Contracts	($)	($)

Futures Contracts

Russell 2000 Index, e-mini, Long, expires 03/21/14	1	118,190	1,018

See financial notes 29

 Schwab Fundamental International Large Company Index ETF

Portfolio Holdings as of February 28, 2014

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website at www.schwabetfs.com.

		Cost	Value
Holdings by Category		($)	($)

99.3%	Common Stock	58,934,132	61,705,639
0.1%	Other Investment Companies	51,637	53,701
0.4%	Preferred Stock	246,305	252,975

99.8%	Total Investments	59,232,074	62,012,315
0.2%	Other Assets and Liabilities, Net		151,958

100.0%	Net Assets		62,164,273

	Number	Value
Security	of Shares	($)

Common Stock 99.3% of net assets

Australia 4.6%

Banks 1.2%
Australia & New Zealand Banking Group Ltd.	6,160	177,164
Commonwealth Bank of Australia	2,904	194,015
National Australia Bank Ltd.	6,358	197,652
Westpac Banking Corp.	6,160	184,496

		753,327

Capital Goods 0.1%
Leighton Holdings Ltd.	946	15,297
UGL Ltd.	1,914	11,047

		26,344

Commercial & Professional Services 0.1%
Brambles Ltd.	5,500	46,116
Downer EDI Ltd.	4,246	18,694

		64,810

Consumer Services 0.1%
Crown Resorts Ltd.	1,232	19,051
Tabcorp Holdings Ltd.	10,318	32,777
Tatts Group Ltd.	7,700	20,120

		71,948

Diversified Financials 0.1%
Macquarie Group Ltd.	930	46,828

Energy 0.3%
Caltex Australia Ltd.	1,452	27,260
Origin Energy Ltd.	3,300	42,641
Santos Ltd.	2,420	29,538
Woodside Petroleum Ltd.	1,366	46,389
WorleyParsons Ltd.	836	12,575

		158,403

Food & Staples Retailing 0.5%
Metcash Ltd.	8,470	23,496
Wesfarmers Ltd.	4,224	162,345
Woolworths Ltd.	4,686	151,251

		337,092

Food, Beverage & Tobacco 0.0%
Coca-Cola Amatil Ltd.	1,540	15,572

Health Care Equipment & Services 0.0%
Sonic Healthcare Ltd.	1,034	16,072

Insurance 0.3%
AMP Ltd.	8,052	34,802
Insurance Australia Group Ltd.	4,950	24,052
QBE Insurance Group Ltd.	4,708	54,010
Suncorp Group Ltd.	6,468	70,265

		183,129

Materials 1.3%
Amcor Ltd.	3,520	31,845
Arrium Ltd.	26,554	36,712
BHP Billiton Ltd.	11,572	397,433
BlueScope Steel Ltd. *	8,184	45,039
Boral Ltd.	4,576	22,808
CSR Ltd.	5,676	15,745
Incitec Pivot Ltd.	9,570	26,890
Newcrest Mining Ltd.	2,530	25,674
Orica Ltd.	1,650	35,643
Rio Tinto Ltd.	1,914	114,480
Sims Metal Management Ltd. *	2,640	23,057

		775,326

Media 0.0%
Fairfax Media Ltd.	24,310	20,557

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
CSL Ltd.	704	45,484

Real Estate 0.2%
Lend Lease Group	2,750	27,758
Mirvac Group	11,418	18,034
Stockland	9,174	31,688
Westfield Group	7,370	67,731

		145,211

Telecommunication Services 0.2%
Telstra Corp., Ltd.	19,866	89,774

Transportation 0.1%
Asciano Ltd.	3,300	15,917
Qantas Airways Ltd. *	14,608	15,229
Sydney Airport	3,514	12,766
Toll Holdings Ltd.	4,356	20,737

		64,649

Utilities 0.0%
AGL Energy Ltd.	1,760	24,648

		2,839,174

Austria 0.4%

Banks 0.1%
Erste Group Bank AG	2,156	76,558

Capital Goods 0.1%
Andritz AG	220	13,836

30 See financial notes

 Schwab Fundamental International Large Company Index ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Wienerberger AG	1,144	21,623

		35,459

Energy 0.1%
OMV AG	1,298	59,107

Materials 0.1%
Voestalpine AG	1,056	47,627

Telecommunication Services 0.0%
Telekom Austria AG	3,234	31,512

		250,263

Belgium 0.9%

Banks 0.1%
KBC Groep N.V.	880	55,885

Food & Staples Retailing 0.2%
Colruyt S.A.	286	15,889
Delhaize Group S.A.	1,672	120,337

		136,226

Food, Beverage & Tobacco 0.2%
Anheuser-Busch InBev N.V.	1,320	138,466

Insurance 0.1%
Ageas	1,320	60,610

Materials 0.2%
NV Bekaert S.A.	594	23,123
Solvay S.A.	242	37,568
Umicore S.A.	880	43,293

		103,984

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
UCB S.A.	286	22,970

Telecommunication Services 0.1%
Belgacom S.A.	1,364	41,172

		559,313

Canada 5.9%

Automobiles & Components 0.2%
Magna International, Inc.	1,364	121,459

Banks 1.2%
Bank of Montreal	1,694	111,622
Bank of Nova Scotia	2,486	142,205
Canadian Imperial Bank of Commerce	1,012	84,730
National Bank of Canada	792	31,796
Royal Bank of Canada	3,388	220,215
The Toronto-Dominion Bank	3,740	169,473

		760,041

Capital Goods 0.1%
Bombardier, Inc., B Shares	7,392	24,107
Finning International, Inc.	990	26,974
SNC-Lavalin Group, Inc.	440	19,624

		70,705

Consumer Services 0.0%
Tim Hortons, Inc.	330	17,890

Diversified Financials 0.1%
IGM Financial, Inc.	330	16,095
Onex Corp.	440	23,452

		39,547

Energy 1.7%
ARC Resources Ltd.	748	20,184
Baytex Energy Corp.	330	12,035
Bonavista Energy Corp.	990	14,247
Cameco Corp.	814	19,715
Canadian Natural Resources Ltd.	3,300	120,797
Canadian Oil Sands Ltd.	2,706	51,604
Cenovus Energy, Inc.	2,706	71,650
Crescent Point Energy Corp.	462	16,219
Enbridge, Inc.	1,320	55,807
Encana Corp.	9,922	188,231
Enerplus Corp.	1,650	32,688
Husky Energy, Inc.	1,650	50,188
Imperial Oil Ltd.	1,144	51,487
Pengrowth Energy Corp.	3,850	25,946
Penn West Petroleum Ltd.	4,664	38,257
Suncor Energy, Inc.	4,488	148,107
Talisman Energy, Inc.	6,292	64,799
TransCanada Corp.	2,068	91,056

		1,073,017

Food & Staples Retailing 0.3%
Alimentation Couche-Tard, Inc., B Shares	594	46,825
Empire Co., Ltd., A Shares	286	18,295
George Weston Ltd.	330	23,974
Loblaw Cos. Ltd.	638	26,334
Metro, Inc.	594	33,205
Shoppers Drug Mart Corp.	924	50,334

		198,967

Food, Beverage & Tobacco 0.0%
Saputo, Inc.	506	24,977

Insurance 0.5%
Fairfax Financial Holdings Ltd.	88	36,566
Great-West Lifeco, Inc.	704	19,588
Intact Financial Corp.	308	18,534
Manulife Financial Corp.	5,566	105,643
Power Corp. of Canada	1,914	52,374
Power Financial Corp.	924	29,090
Sun Life Financial, Inc.	1,672	57,911

		319,706

Materials 0.6%
Agrium, Inc.	440	40,540
Barrick Gold Corp.	4,422	90,122
First Quantum Minerals Ltd.	1,210	23,480
Goldcorp, Inc.	1,298	34,908
Kinross Gold Corp.	3,762	19,643
Potash Corp. of Saskatchewan, Inc.	2,530	83,651
Teck Resources Ltd., Class B	2,244	49,930
Yamana Gold, Inc.	1,232	12,332

		354,606

Media 0.1%
Shaw Communications, Inc., B Shares	1,210	27,994

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Valeant Pharmaceuticals International, Inc. *	220	31,414

Real Estate 0.1%
Brookfield Asset Management, Inc., Class A	1,782	72,233

See financial notes 31

 Schwab Fundamental International Large Company Index ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Retailing 0.1%
Canadian Tire Corp. Ltd., Class A	330	29,767
RONA, Inc.	1,716	17,982

		47,749

Software & Services 0.0%
CGI Group, Inc., Class A *	770	25,160

Technology Hardware & Equipment 0.2%
BlackBerry Ltd. *	7,832	78,182
Celestica, Inc. *	2,046	20,036

		98,218

Telecommunication Services 0.3%
BCE, Inc.	1,716	74,875
Rogers Communications, Inc., B Shares	1,518	58,693
TELUS Corp.	756	26,793

		160,361

Transportation 0.2%
Canadian National Railway Co.	1,936	109,414
Canadian Pacific Railway Ltd.	242	37,985

		147,399

Utilities 0.1%
Canadian Utilities Ltd., Class A	286	10,125
Fortis, Inc.	638	17,654
TransAlta Corp.	1,386	15,964

		43,743

		3,635,186

Denmark 0.9%

Banks 0.1%
Danske Bank A/S *	2,640	69,969

Capital Goods 0.1%
FLSmidth & Co. A/S	308	16,206
Vestas Wind Systems A/S *	1,452	52,511

		68,717

Food, Beverage & Tobacco 0.1%
Carlsberg A/S, B Shares	374	39,490

Pharmaceuticals, Biotechnology & Life Sciences 0.2%
Novo Nordisk A/S, B Shares	2,970	141,654

Telecommunication Services 0.1%
TDC A/S	4,532	45,042

Transportation 0.3%
AP Moller - Maersk A/S, A Shares	6	70,348
AP Moller - Maersk A/S, B Shares	11	134,571
DSV A/S	594	19,041

		223,960

		588,832

Finland 1.5%

Capital Goods 0.1%
Kone Oyj, B Shares	528	21,520
Metso Oyj	770	24,949
Wartsila Oyj Abp	550	32,535

		79,004

Energy 0.0%
Neste Oil Oyj	1,386	29,690

Food & Staples Retailing 0.1%
Kesko Oyj, B Shares	1,232	55,165

Insurance 0.1%
Sampo Oyj, A Shares	1,276	64,696

Materials 0.3%
Stora Enso Oyj, R Shares	5,214	59,447
UPM-Kymmene Oyj	5,610	101,967

		161,414

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Orion Oyj, Class B	572	18,850

Technology Hardware & Equipment 0.8%
Nokia Oyj *	61,578	474,996

Telecommunication Services 0.0%
Elisa Oyj	836	23,416

Utilities 0.1%
Fortum Oyj	2,288	54,227

		961,458

France 11.9%

Automobiles & Components 0.6%
Peugeot S.A. *	9,438	167,503
Renault S.A.	1,364	136,036
Valeo S.A.	440	61,652

		365,191

Banks 1.3%
BNP Paribas S.A.	5,170	424,577
Credit Agricole S.A. *	7,106	113,062
Societe Generale S.A.	3,784	252,821

		790,460

Capital Goods 1.8%
Airbus Group N.V.	792	58,402
Alstom S.A.	1,166	31,492
Bouygues S.A.	2,398	96,743
Compagnie de Saint-Gobain	4,950	297,396
Eiffage S.A.	704	50,425
Legrand S.A.	682	42,321
Nexans S.A.	352	18,669
Rexel S.A.	814	20,568
Safran S.A.	572	40,299
Schneider Electric S.A.	1,804	161,331
Thales S.A.	396	26,308
Vallourec S.A.	990	53,244
Vinci S.A.	3,080	230,266

		1,127,464

Consumer Durables & Apparel 0.3%
Christian Dior S.A.	176	34,834
Kering	264	54,183
LVMH Moet Hennessy Louis Vuitton S.A.	572	106,534

		195,551

Consumer Services 0.2%
Accor S.A.	1,232	63,001
Sodexo	286	30,534

		93,535

Diversified Financials 0.0%
Wendel S.A.	110	16,545

32 See financial notes

 Schwab Fundamental International Large Company Index ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Energy 2.2%
CGG S.A. *	924	14,166
Technip S.A.	330	32,447
Total S.A.	20,680	1,343,280

		1,389,893

Food & Staples Retailing 0.5%
Carrefour S.A.	6,798	250,876
Casino Guichard Perrachon S.A.	462	52,540
Rallye S.A.	550	23,306

		326,722

Food, Beverage & Tobacco 0.3%
Danone	1,540	108,858
Pernod-Ricard S.A.	418	49,240

		158,098

Health Care Equipment & Services 0.1%
Essilor International S.A.	352	36,783

Household & Personal Products 0.1%
L’Oreal S.A.	418	70,866

Insurance 0.5%
AXA S.A.	10,626	277,965
CNP Assurances	1,100	23,731
SCOR SE	704	24,678

		326,374

Materials 0.4%
Air Liquide S.A.	880	121,250
Arkema S.A.	264	28,732
Lafarge S.A.	1,232	92,685

		242,667

Media 0.1%
Eutelsat Communications S.A.	440	14,363
Publicis Groupe S.A.	308	29,267
Solocal Group *	5,500	11,167

		54,797

Pharmaceuticals, Biotechnology & Life Sciences 0.7%
Sanofi	4,246	441,763

Software & Services 0.1%
AtoS	176	17,125
Cap Gemini S.A.	902	70,674

		87,799

Technology Hardware & Equipment 0.1%
Alcatel-Lucent *	14,454	63,084

Telecommunication Services 1.4%
Orange S.A.	42,042	526,604
Vivendi S.A.	11,770	336,746

		863,350

Transportation 0.1%
Air France-KLM *	6,226	86,033

Utilities 1.1%
Electricite de France	2,442	97,186
GDF Suez	13,860	355,864
Suez Environnement Co.	2,684	53,677
Veolia Environnement S.A.	7,964	150,803

		657,530

		7,394,505

Germany 9.4%

Automobiles & Components 1.4%
Bayerische Motoren Werke AG	1,496	173,974
Continental AG	308	75,018
Daimler AG - Reg’d	6,050	564,195
Volkswagen AG	110	28,122

		841,309

Banks 0.1%
Commerzbank AG *	2,640	47,912

Capital Goods 1.0%
Brenntag AG	176	32,755
GEA Group AG	572	27,761
Hochtief AG	198	18,418
Kloeckner & Co. SE *	1,650	25,444
MAN SE	132	17,046
MTU Aero Engines AG	176	14,814
Rheinmetall AG	264	19,974
Siemens AG - Reg’d	3,410	455,713

		611,925

Commercial & Professional Services 0.0%
Bilfinger SE	242	30,446

Consumer Durables & Apparel 0.1%
Adidas AG	594	69,242

Consumer Services 0.1%
TUI AG	1,870	33,782

Diversified Financials 0.4%
Deutsche Bank AG - Reg’d	4,312	209,872
Deutsche Boerse AG	594	48,765

		258,637

Food & Staples Retailing 0.1%
Metro AG *	2,288	94,944

Health Care Equipment & Services 0.3%
Celesio AG	2,354	83,167
Fresenius Medical Care AG & Co. KGaA	594	41,110
Fresenius SE & Co. KGaA	396	61,585

		185,862

Household & Personal Products 0.1%
Beiersdorf AG	176	17,996
Henkel AG & Co. KGaA	264	26,723

		44,719

Insurance 0.9%
Allianz SE - Reg’d	2,178	390,156
Hannover Rueck SE	198	16,873
Muenchener Rueckversicherungs AG - Reg’d	792	173,543

		580,572

Materials 1.5%
Aurubis AG	418	23,283
BASF SE	4,730	544,970
HeidelbergCement AG	814	67,141
K+S AG	1,122	37,959
LANXESS AG	374	27,780
Linde AG	462	95,809
Salzgitter AG	748	31,639

See financial notes 33

 Schwab Fundamental International Large Company Index ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
ThyssenKrupp AG *	4,708	128,488

		957,069

Media 0.0%
Kabel Deutschland Holding AG	132	18,769

Pharmaceuticals, Biotechnology & Life Sciences 0.6%
Bayer AG - Reg’d	2,398	340,805
Merck KGaA	132	23,153

		363,958

Semiconductors & Semiconductor Equipment 0.1%
Infineon Technologies AG	3,190	36,216

Software & Services 0.2%
SAP AG	1,276	103,133

Telecommunication Services 0.9%
Deutsche Telekom AG - Reg’d	32,186	546,558
Freenet AG	440	14,886

		561,444

Transportation 0.4%
Deutsche Lufthansa AG - Reg’d *	2,420	62,804
Deutsche Post AG - Reg’d	5,368	201,735

		264,539

Utilities 1.2%
E.ON SE	25,454	485,854
RWE AG	6,644	266,252

		752,106

		5,856,584

Hong Kong 0.9%

Banks 0.1%
Hang Seng Bank Ltd.	2,200	35,660

Capital Goods 0.2%
Hutchison Whampoa Ltd.	6,000	80,866
Jardine Matheson Holdings Ltd.	400	23,240
Jardine Strategic Holdings Ltd.	200	6,722
Noble Group Ltd.	66,000	53,667

		164,495

Consumer Durables & Apparel 0.1%
Li & Fung Ltd.	44,000	57,601

Diversified Financials 0.0%
Hong Kong Exchanges & Clearing Ltd.	100	1,551

Insurance 0.1%
AIA Group Ltd.	9,200	44,986

Real Estate 0.2%
Cheung Kong (Holdings) Ltd.	3,700	57,972
Sun Hung Kai Properties Ltd.	500	6,397
Swire Pacific Ltd., Class A	3,300	37,056
The Link REIT	800	3,716
Wharf Holdings Ltd.	800	5,582

		110,723

Retailing 0.1%
Esprit Holdings Ltd. *	28,600	53,728

Telecommunication Services 0.0%
PCCW Ltd.	24,000	11,411

Utilities 0.1%
CLP Holdings Ltd.	3,000	23,405
Hong Kong & China Gas Co., Ltd.	22,000	47,396
Power Assets Holdings Ltd.	400	3,342

		74,143

		554,298

Ireland 0.7%

Banks 0.1%
Bank of Ireland *	120,494	64,737

Capital Goods 0.0%
DCC plc	506	26,821

Commercial & Professional Services 0.1%
Experian plc	1,584	28,696

Food, Beverage & Tobacco 0.0%
Kerry Group plc, A Shares	352	26,608

Materials 0.3%
CRH plc	5,391	159,712
Smurfit Kappa Group plc	1,364	38,036

		197,748

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Shire plc	506	28,153

Technology Hardware & Equipment 0.1%
Seagate Technology plc	1,430	74,632

		447,395

Israel 0.3%

Banks 0.0%
Bank Leumi Le-Israel *	4,818	18,387

Materials 0.0%
Israel Chemicals Ltd.	2,486	21,027

Pharmaceuticals, Biotechnology & Life Sciences 0.2%
Teva Pharmaceutical Industries Ltd.	2,728	132,421

Telecommunication Services 0.1%
Bezeq The Israeli Telecommunication Corp., Ltd.	20,658	33,506

		205,341

Italy 4.9%

Automobiles & Components 0.2%
Fiat S.p.A. *	12,738	133,444
Pirelli & C. S.p.A.	968	16,845

		150,289

Banks 1.6%
Banca Monte dei Paschi di Siena S.p.A. *	216,524	54,996
Banca Popolare dell’Emilia Romagna SC *	2,596	30,279
Banca Popolare di Milano Scarl *	21,120	16,772
Banco Popolare SC *	24,024	52,923
Intesa Sanpaolo S.p.A. (b)	116,072	360,063
Intesa Sanpaolo S.p.A. (b)	7,700	19,781
UniCredit S.p.A.	48,400	385,377
Unione di Banche Italiane S.C.p.A.	7,458	64,791

		984,982

34 See financial notes

 Schwab Fundamental International Large Company Index ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Capital Goods 0.2%
CNH Industrial N.V. *	3,234	35,599
Finmeccanica S.p.A. *	7,414	72,959
Prysmian S.p.A.	814	21,069

		129,627

Diversified Financials 0.1%
Exor S.p.A.	616	25,073
Mediobanca S.p.A. *	3,080	30,735

		55,808

Energy 1.0%
Eni S.p.A.	24,860	600,183
Saipem S.p.A.	1,320	31,066

		631,249

Insurance 0.2%
Assicurazioni Generali S.p.A.	5,148	115,825

Materials 0.0%
Italcementi S.p.A.	1,628	18,854

Media 0.1%
Mediaset S.p.A. *	9,988	57,387

Telecommunication Services 0.6%
Telecom Italia S.p.A.	212,366	241,540
Telecom Italia S.p.A. - RSP	124,762	109,420

		350,960

Transportation 0.1%
Atlantia S.p.A.	1,364	34,588

Utilities 0.8%
A2A S.p.A.	15,400	20,004
Enel S.p.A.	83,270	427,831
Snam S.p.A.	6,600	37,593
Terna-Rete Elettrica Nazionale S.p.A.	4,136	21,136

		506,564

		3,036,133

Japan 18.5%

Automobiles & Components 2.3%
Aisin Seiki Co., Ltd.	1,100	38,044
Bridgestone Corp.	2,800	100,599
Daihatsu Motor Co., Ltd.	2,200	35,242
Denso Corp.	2,200	117,259
Fuji Heavy Industries Ltd.	2,200	59,341
Honda Motor Co., Ltd.	7,100	253,698
Isuzu Motors Ltd.	4,200	25,472
Mazda Motor Corp. *	6,000	28,746
NHK Spring Co., Ltd.	2,200	22,805
Nissan Motor Co., Ltd.	15,400	137,455
Stanley Electric Co., Ltd.	200	4,572
Suzuki Motor Corp.	2,200	58,866
Toyota Industries Corp.	400	18,420
Toyota Motor Corp.	8,800	503,436
Yamaha Motor Co., Ltd.	2,200	31,729

		1,435,684

Banks 0.9%
Mitsubishi UFJ Financial Group, Inc.	35,200	202,444
Mizuho Financial Group, Inc.	57,200	117,129
Resona Holdings, Inc.	4,400	22,848
Sumitomo Mitsui Financial Group, Inc.	4,400	195,718
Sumitomo Mitsui Trust Holdings, Inc.	2,000	9,347
The Bank of Yokohama Ltd.	2,000	10,053

		557,539

Capital Goods 2.8%
Asahi Glass Co., Ltd.	7,000	38,338
Daikin Industries Ltd.	700	40,032
FANUC Corp.	300	51,893
Fujikura Ltd.	2,000	9,523
Furukawa Electric Co., Ltd.	5,000	13,521
Hanwa Co., Ltd.	2,000	8,798
IHI Corp.	2,000	9,112
ITOCHU Corp.	8,800	108,982
JGC Corp.	1,000	36,869
JTEKT Corp.	2,200	36,449
Kajima Corp.	3,000	10,523
Kawasaki Heavy Industries Ltd.	2,000	8,152
Komatsu Ltd.	3,100	64,724
Kubota Corp.	2,000	27,884
LIXIL Group Corp.	2,200	64,040
Makita Corp.	200	11,091
Marubeni Corp.	6,000	41,914
Mitsubishi Corp.	8,800	167,870
Mitsubishi Electric Corp.	11,000	129,868
Mitsubishi Heavy Industries Ltd.	22,000	134,718
Mitsui & Co., Ltd.	11,000	168,559
Mitsui Engineering & Shipbuilding Co., Ltd.	4,000	8,230
Nagase & Co., Ltd.	2,200	26,836
Nidec Corp.	300	36,712
Nippon Sheet Glass Co., Ltd. *	22,000	30,823
NSK Ltd.	1,000	10,895
Obayashi Corp.	2,000	12,208
Shimizu Corp.	3,000	16,137
SMC Corp.	100	25,293
Sojitz Corp.	30,800	54,318
Sumitomo Corp.	8,800	115,707
Sumitomo Electric Industries Ltd.	4,800	73,177
Sumitomo Heavy Industries Ltd.	2,000	9,190
Taisei Corp.	2,000	8,877
Toshiba Corp.	22,000	94,842
Toyota Tsusho Corp.	2,200	53,973

		1,760,078

Commercial & Professional Services 0.3%
Dai Nippon Printing Co., Ltd.	4,600	46,061
Secom Co., Ltd.	900	50,588
Toppan Printing Co., Ltd.	8,000	59,178

		155,827

Consumer Durables & Apparel 1.0%
Namco Bandai Holdings, Inc.	2,200	49,081
Nikon Corp.	1,000	18,253
Panasonic Corp.	20,700	258,788
Sega Sammy Holdings, Inc.	500	11,649
Sekisui Chemical Co., Ltd.	2,000	22,711
Sekisui House Ltd.	2,700	33,702
Sharp Corp. *	22,000	70,916
Sony Corp.	7,000	122,079
Yamaha Corp.	2,200	29,983

		617,162

Consumer Services 0.0%
Benesse Holdings, Inc.	200	7,495

See financial notes 35

 Schwab Fundamental International Large Company Index ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Oriental Land Co., Ltd.	100	14,961

		22,456

Diversified Financials 0.1%
Credit Saison Co., Ltd.	200	4,372
Nomura Holdings, Inc.	4,400	29,616
ORIX Corp.	2,400	35,272

		69,260

Energy 0.6%
Cosmo Oil Co., Ltd. *	10,000	18,419
Idemitsu Kosan Co., Ltd.	1,200	24,420
Inpex Corp.	7,200	91,001
JX Holdings, Inc.	39,600	204,470
Showa Shell Sekiyu K.K.	2,400	23,491
TonenGeneral Sekiyu K.K.	2,000	17,596

		379,397

Food & Staples Retailing 0.5%
Aeon Co., Ltd.	8,800	107,257
Lawson, Inc.	100	6,917
Seven & I Holdings Co., Ltd.	4,400	164,378
UNY Group Holdings Co., Ltd.	2,200	13,019

		291,571

Food, Beverage & Tobacco 0.6%
Ajinomoto Co., Inc.	2,500	38,627
Asahi Group Holdings Ltd.	2,200	61,475
Coca-Cola West Co., Ltd.	600	11,081
Japan Tobacco, Inc.	2,200	69,666
Kirin Holdings Co., Ltd.	3,800	51,565
MEIJI Holdings Co., Ltd.	600	39,387
Nippon Meat Packers, Inc.	1,300	20,787
Nisshin Seifun Group, Inc.	2,200	23,624
Yamazaki Baking Co., Ltd.	3,000	34,654

		350,866

Health Care Equipment & Services 0.2%
Alfresa Holdings Corp.	500	29,246
Medipal Holdings Corp.	4,400	67,682
Olympus Corp. *	200	6,917
Suzuken Co., Ltd.	600	22,692
Terumo Corp.	200	8,495

		135,032

Household & Personal Products 0.2%
Kao Corp.	2,200	75,334
Shiseido Co., Ltd.	2,200	38,842

		114,176

Insurance 0.2%
MS&AD Insurance Group Holdings	600	14,156
NKSJ Holdings, Inc.	1,000	25,170
T&D Holdings, Inc.	200	2,442
The Dai-ichi Life Insurance Co., Ltd.	2,200	31,987
Tokio Marine Holdings, Inc.	2,200	64,923

		138,678

Materials 1.5%
Asahi Kasei Corp.	6,000	42,502
Denki Kagaku Kogyo K.K.	2,000	7,681
DIC Corp.	3,000	8,201
JFE Holdings, Inc.	4,800	97,350
JSR Corp.	2,200	37,570
Kaneka Corp.	2,000	13,011
Kobe Steel Ltd. *	27,000	36,771
Kuraray Co. Ltd.	2,200	24,529
Mitsubishi Chemical Holdings Corp.	11,000	49,468
Mitsubishi Materials Corp.	4,000	12,502
Mitsui Chemicals, Inc.	22,000	56,689
Mitsui Mining & Smelting Co., Ltd.	3,000	7,848
Nippon Steel & Sumitomo Metal Corp.	44,000	128,036
Nitto Denko Corp.	400	18,635
Oji Holdings Corp.	4,000	19,086
Shin-Etsu Chemical Co., Ltd.	1,100	62,057
Showa Denko K.K.	22,000	31,686
Sumitomo Chemical Co., Ltd.	22,000	89,668
Sumitomo Metal Mining Co., Ltd.	2,000	26,062
Taiheiyo Cement Corp.	2,000	7,015
Teijin Ltd.	22,000	52,594
Toray Industries, Inc.	4,000	27,473
Tosoh Corp.	2,000	7,701
Toyo Seikan Group Holdings Ltd.	2,200	38,325
Ube Industries Ltd.	9,000	17,107

		919,567

Media 0.1%
Dentsu, Inc.	800	29,981
Hakuhodo DY Holdings, Inc.	4,400	32,763

		62,744

Pharmaceuticals, Biotechnology & Life Sciences 0.7%
Astellas Pharma, Inc.	2,200	142,133
Daiichi Sankyo Co., Ltd.	2,900	49,780
Eisai Co., Ltd.	600	23,338
Ono Pharmaceutical Co., Ltd.	300	29,599
Otsuka Holdings Co., Ltd.	900	27,538
Shionogi & Co., Ltd.	500	10,778
Taisho Pharmaceutical Holdings Co., Ltd.	100	7,583
Takeda Pharmaceutical Co., Ltd.	2,700	128,883

		419,632

Real Estate 0.3%
Daito Trust Construction Co., Ltd.	400	37,094
Daiwa House Industry Co., Ltd.	2,000	36,173
Mitsubishi Estate Co., Ltd.	1,800	42,379
Mitsui Fudosan Co., Ltd.	1,800	53,384
Sumitomo Realty & Development Co., Ltd.	300	12,030

		181,060

Retailing 0.3%
EDION Corp.	3,300	18,268
Fast Retailing Co., Ltd.	100	34,341
Isetan Mitsukoshi Holdings Ltd.	2,200	24,745
J Front Retailing Co., Ltd.	2,000	12,619
K’s Holdings Corp.	200	5,448
Shimamura Co., Ltd.	100	9,004
Takashimaya Co., Ltd.	1,000	8,651
Yamada Denki Co., Ltd.	17,600	58,112

		171,188

Semiconductors & Semiconductor Equipment 0.1%
Rohm Co., Ltd.	860	44,321
Tokyo Electron Ltd.	860	49,224

		93,545

Software & Services 0.5%
Fujitsu Ltd. *	25,000	155,293

36 See financial notes

 Schwab Fundamental International Large Company Index ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Konami Corp.	1,820	45,578
Nintendo Co., Ltd.	800	98,408
NTT Data Corp.	700	28,840

		328,119

Technology Hardware & Equipment 2.0%
Brother Industries Ltd.	2,200	31,298
Canon, Inc.	6,900	213,764
FUJIFILM Holdings Corp.	4,400	126,053
Hitachi Ltd.	27,000	212,423
Hoya Corp.	2,200	65,010
Ibiden Co., Ltd.	2,200	42,894
Konica Minolta, Inc.	3,500	35,423
Kyocera Corp.	2,200	98,959
Murata Manufacturing Co., Ltd.	500	47,475
NEC Corp.	44,000	147,867
Nippon Electric Glass Co., Ltd.	2,000	9,033
Omron Corp.	500	20,943
Ricoh Co., Ltd.	5,700	71,316
Seiko Epson Corp.	2,200	65,958
TDK Corp.	700	30,108

		1,218,524

Telecommunication Services 1.2%
KDDI Corp.	2,900	176,191
Nippon Telegraph & Telephone Corp.	4,900	273,697
NTT DOCOMO, Inc.	8,800	146,659
SoftBank Corp.	2,200	165,283

		761,830

Transportation 0.9%
ANA Holdings, Inc.	1,000	2,224
Central Japan Railway Co.	560	64,935
East Japan Railway Co.	1,100	85,594
Hankyu Hanshin Holdings, Inc.	2,000	10,934
Kawasaki Kisen Kaisha Ltd.	22,000	49,576
Kintetsu Corp.	2,000	7,231
Mitsui OSK Lines Ltd.	22,000	90,962
Nagoya Railroad Co., Ltd.	3,000	9,082
Nippon Express Co., Ltd.	5,000	23,221
Nippon Yusen K.K.	22,000	70,053
Seino Holdings Co., Ltd.	1,000	10,337
Tobu Railway Co., Ltd.	1,000	4,840
Tokyu Corp.	1,000	6,075
West Japan Railway Co.	2,200	89,884
Yamato Holdings Co., Ltd.	2,200	45,416

		570,364

Utilities 1.2%
Chubu Electric Power Co., Inc.	8,800	108,292
Electric Power Development Co., Ltd.	200	6,192
Hokkaido Electric Power Co., Inc. *	2,200	22,352
Hokuriku Electric Power Co.	2,200	28,172
Kyushu Electric Power Co., Inc. *	4,400	56,301
Osaka Gas Co., Ltd.	11,000	45,589
Shikoku Electric Power Co., Inc. *	2,200	33,971
The Chugoku Electric Power Co., Inc.	2,200	31,104
The Kansai Electric Power Co., Inc. *	8,800	97,773
Tohoku Electric Power Co., Inc. *	5,200	60,832
Tokyo Electric Power Co., Inc. *	38,300	177,869
Tokyo Gas Co., Ltd.	10,000	49,968

		718,415

		11,472,714

Luxembourg 0.6%

Energy 0.0%
Tenaris S.A.	1,474	30,924

Materials 0.5%
APERAM *	1,056	23,766
ArcelorMittal	16,588	262,669

		286,435

Media 0.1%
SES S.A.	902	31,457

Telecommunication Services 0.0%
Millicom International Cellular S.A.	286	29,847

		378,663

Netherlands 6.0%

Capital Goods 0.3%
Koninklijke BAM Groep N.V.	3,520	21,002
Koninklijke Philips N.V.	4,752	166,444
Royal Imtech N.V. *	3,322	9,144

		196,590

Commercial & Professional Services 0.1%
Randstad Holding N.V.	572	36,060

Diversified Financials 0.4%
ING Groep N.V. CVA *	18,480	269,785

Energy 3.3%
Fugro N.V. CVA	352	20,472
Royal Dutch Shell plc, A Shares	33,462	1,222,646
Royal Dutch Shell plc, B Shares	21,010	819,328

		2,062,446

Food & Staples Retailing 0.3%
Koninklijke Ahold N.V.	9,878	184,385

Food, Beverage & Tobacco 0.5%
Corbion N.V.	682	15,377
Heineken Holding N.V.	374	24,208
Heineken N.V.	506	34,238
Nutreco N.V.	352	16,036
Unilever N.V. CVA	4,620	183,324

		273,183

Insurance 0.2%
Aegon N.V.	10,296	92,845
Delta Lloyd N.V.	1,056	30,169

		123,014

Materials 0.3%
Akzo Nobel N.V.	1,672	138,580
Koninklijke DSM N.V.	858	54,861

		193,441

Media 0.1%
Reed Elsevier N.V.	1,078	23,643
Wolters Kluwer N.V.	1,254	36,250

		59,893

Semiconductors & Semiconductor Equipment 0.1%
ASML Holding N.V.	330	28,737

Technology Hardware & Equipment 0.0%
Gemalto N.V.	110	12,382

See financial notes 37

 Schwab Fundamental International Large Company Index ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Telecommunication Services 0.2%
Koninklijke KPN N.V. *	41,646	148,688

Transportation 0.2%
PostNL N.V. *	18,436	88,254
TNT Express N.V.	2,684	26,153

		114,407

		3,703,011

New Zealand 0.1%

Materials 0.0%
Fletcher Building Ltd.	3,234	25,597

Telecommunication Services 0.1%
Telecom Corp. of New Zealand Ltd.	20,659	43,397

		68,994

Norway 0.9%

Banks 0.1%
DNB A.S.A.	2,838	51,587

Energy 0.5%
Aker Solutions A.S.A.	796	13,406
Petroleum Geo-Services A.S.A.	1,042	11,392
Statoil A.S.A.	10,230	270,478

		295,276

Food, Beverage & Tobacco 0.1%
Marine Harvest A.S.A.	1,548	17,144
Orkla A.S.A.	5,060	40,034

		57,178

Materials 0.1%
Norsk Hydro A.S.A.	8,602	42,644
Yara International A.S.A.	912	37,052

		79,696

Telecommunication Services 0.1%
Telenor A.S.A.	2,860	63,301

		547,038

Portugal 0.3%

Banks 0.1%
Banco Comercial Portugues S.A. - Reg’d *	145,780	39,705
Banco Espirito Santo S.A. - Reg’d *	12,452	24,352

		64,057

Energy 0.0%
Galp Energia, SGPS, S.A.	858	14,434

Telecommunication Services 0.1%
Portugal Telecom, SGPS, S.A. - Reg’d	12,282	55,148

Utilities 0.1%
EDP - Energias de Portugal S.A.	15,796	68,504

		202,143

Singapore 0.7%

Banks 0.2%
DBS Group Holdings Ltd.	2,600	33,908
Oversea-Chinese Banking Corp., Ltd.	3,800	28,679
United Overseas Bank Ltd.	2,600	42,345

		104,932

Capital Goods 0.1%
Keppel Corp., Ltd.	4,500	37,195
Sembcorp Industries Ltd.	2,000	8,542

		45,737

Food, Beverage & Tobacco 0.1%
Wilmar International Ltd.	22,000	59,919

Media 0.0%
Singapore Press Holdings Ltd.	3,800	12,450

Retailing 0.0%
Jardine Cycle & Carriage Ltd.	200	6,196

Technology Hardware & Equipment 0.1%
Flextronics International Ltd. *	6,248	55,920
Venture Corp., Ltd.	1,400	8,344

		64,264

Telecommunication Services 0.1%
Singapore Telecommunications Ltd.	22,000	62,525

Transportation 0.1%
ComfortDelGro Corp., Ltd.	22,000	33,520
Singapore Airlines Ltd.	2,600	20,978

		54,498

		410,521

Spain 4.4%

Banks 2.1%
Banco Bilbao Vizcaya Argentaria S.A.	29,920	371,710
Banco de Sabadell S.A.	14,850	49,101
Banco Popular Espanol S.A.	10,120	73,017
Banco Santander S.A.	84,342	764,867
Bankia S.A. *	15,938	33,481

		1,292,176

Capital Goods 0.2%
ACS, Actividades de Construccion y Servicios S.A.	1,540	55,397
Ferrovial S.A.	1,650	34,867
Fomento de Construcciones y Contratas S.A. *	1,408	32,107

		122,371

Energy 0.4%
Repsol S.A.	9,350	235,095

Food & Staples Retailing 0.0%
Distribuidora Internacional de Alimentacion S.A.	2,640	22,680

Retailing 0.1%
Inditex S.A.	352	50,707

Software & Services 0.0%
Amadeus IT Holding S.A.	616	27,110

Telecommunication Services 1.0%
Telefonica S.A.	41,387	635,066

Transportation 0.1%
Abertis Infraestructuras S.A.	1,540	36,201

Utilities 0.5%
Acciona S.A.	339	27,039
Enagas S.A.	594	17,298

38 See financial notes

 Schwab Fundamental International Large Company Index ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Endesa S.A.	880	28,963
Gas Natural SDG S.A.	1,606	41,246
Iberdrola S.A.	30,250	201,254
Red Electrica Corp. S.A.	308	23,992

		339,792

		2,761,198

Sweden 2.4%

Automobiles & Components 0.1%
Autoliv, Inc.	453	43,642

Banks 0.5%
Nordea Bank AB	7,194	103,154
Skandinaviska Enskilda Banken AB, A Shares	4,730	66,568
Svenska Handelsbanken AB, A Shares	1,474	77,087
Swedbank AB, A Shares	1,672	47,244

		294,053

Capital Goods 0.8%
Alfa Laval AB	814	22,111
Assa Abloy AB, B Shares	682	34,762
Atlas Copco AB, A Shares	2,134	59,999
Atlas Copco AB, B Shares	1,012	26,905
NCC AB, B Shares	704	24,541
Sandvik AB	4,269	59,613
Scania AB, B Shares	1,012	31,123
Skanska AB, B Shares	2,530	54,979
SKF AB, B Shares	1,650	44,228
Trelleborg AB, B Shares	819	16,161
Volvo AB, A Shares	1,650	24,883
Volvo AB, B Shares	5,399	81,335

		480,640

Commercial & Professional Services 0.0%
Securitas AB, B Shares	2,486	27,419

Consumer Durables & Apparel 0.1%
Electrolux AB, Series B	1,408	33,388
Husqvarna AB, B Shares	2,706	18,313

		51,701

Food, Beverage & Tobacco 0.0%
Swedish Match AB	673	21,328

Health Care Equipment & Services 0.0%
Getinge AB, B Shares	352	12,683

Household & Personal Products 0.1%
Svenska Cellulosa AB, B Shares	2,838	86,261

Materials 0.1%
Boliden AB	1,993	31,642
SSAB AB, A Shares	2,994	23,650
SSAB AB, B Shares	1,650	11,630

		66,922

Retailing 0.2%
Hennes & Mauritz AB, B Shares	2,266	102,305

Technology Hardware & Equipment 0.3%
Telefonaktiebolaget LM Ericsson, B Shares	12,034	156,116

Telecommunication Services 0.2%
Tele2 AB	3,554	44,136
TeliaSonera AB	9,944	76,703

		120,839

		1,463,909

Switzerland 5.8%

Capital Goods 0.5%
ABB Ltd. - Reg’d *	6,820	174,139
Geberit AG - Reg’d	88	27,635
Schindler Holding AG	98	14,676
Schindler Holding AG - Reg’d	22	3,337
Wolseley plc	1,375	80,097

		299,884

Commercial & Professional Services 0.4%
Adecco S.A. - Reg’d *	902	77,778
SGS S.A. - Reg’d	5	12,370
Tyco International Ltd.	3,456	145,774

		235,922

Consumer Durables & Apparel 0.2%
Cie Financiere Richemont S.A.	638	63,452
The Swatch Group AG	44	29,324
The Swatch Group AG - Reg’d	66	7,748

		100,524

Diversified Financials 0.3%
Credit Suisse Group AG - Reg’d *	4,510	141,833
GAM Holding AG *	990	17,478
UBS AG - Reg’d *	1,716	36,763

		196,074

Energy 0.3%
Noble Corp. plc	990	30,739
Transocean Ltd.	1,760	74,272
Weatherford International Ltd. *	3,571	59,529

		164,540

Food, Beverage & Tobacco 1.2%
Aryzta AG *	286	23,833
Lindt & Spruengli AG	2	9,841
Nestle S.A. - Reg’d	9,042	683,694

		717,368

Insurance 0.6%
Baloise Holding AG - Reg’d	176	22,659
Swiss Life Holding AG - Reg’d *	132	32,805
Swiss Re AG *	1,056	98,551
Zurich Insurance Group AG *	682	208,673

		362,688

Materials 0.6%
Clariant AG - Reg’d *	1,166	23,855
Givaudan S.A. - Reg’d *	22	34,469
Glencore Xstrata plc	30,800	169,920
Holcim Ltd. - Reg’d *	1,059	85,845
Sika AG	3	11,049
Syngenta AG - Reg’d	182	66,122

		391,260

Media 0.0%
Informa plc	1,632	14,290

Pharmaceuticals, Biotechnology & Life Sciences 1.4%
Lonza Group AG - Reg’d *	220	23,229
Novartis AG - Reg’d	5,676	473,322

See financial notes 39

 Schwab Fundamental International Large Company Index ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Roche Holding AG (b)	46	14,114
Roche Holding AG (b)	1,254	386,394

		897,059

Semiconductors & Semiconductor Equipment 0.1%
STMicroelectronics N.V.	5,315	48,082

Technology Hardware & Equipment 0.1%
TE Connectivity Ltd.	1,496	87,636

Telecommunication Services 0.1%
Swisscom AG - Reg’d	88	52,053

Transportation 0.0%
Kuehne & Nagel International AG - Reg’d	198	28,234

		3,595,614

United Kingdom 17.3%

Automobiles & Components 0.0%
GKN plc	2,806	19,078

Banks 2.3%
Barclays plc	69,300	292,780
HSBC Holdings plc	73,130	771,728
Lloyds Banking Group plc *	133,100	184,088
Royal Bank of Scotland Group plc *	10,739	59,012
Standard Chartered plc	4,840	102,606

		1,410,214

Capital Goods 0.7%
BAE Systems plc	16,610	114,378
Balfour Beatty plc	5,974	31,907
Bunzl plc	1,078	28,417
Carillion plc	3,146	20,003
Cobham plc	3,850	19,246
Foster Wheeler AG *	660	21,199
IMI plc	786	20,088
Meggitt plc	1,980	16,724
Rolls-Royce Holdings plc *	3,938	65,929
SIG plc	5,280	18,715
Smiths Group plc	1,276	29,253
The Weir Group plc	330	14,196
Travis Perkins plc	880	28,831
Vesuvius plc	1,870	14,688

		443,574

Commercial & Professional Services 0.2%
Aggreko plc	492	12,862
Capita plc	1,364	26,059
G4S plc	8,609	34,251
Hays plc	9,328	22,354
Serco Group plc	2,030	15,666

		111,192

Consumer Durables & Apparel 0.2%
Barratt Developments plc	4,053	29,886
Burberry Group plc	748	19,317
Persimmon plc *	1,256	30,436
Taylor Wimpey plc	10,474	21,941

		101,580

Consumer Services 0.5%
Carnival plc	946	39,047
Compass Group plc	6,380	100,985
InterContinental Hotels Group plc	528	17,184
Ladbrokes plc	3,696	10,338
Thomas Cook Group plc *	13,640	42,357
TUI Travel plc	4,950	37,106
Whitbread plc	550	41,357
William Hill plc	2,310	15,392

		303,766

Diversified Financials 0.1%
ICAP plc	2,398	17,622
Man Group plc	27,566	47,906

		65,528

Energy 3.0%
AMEC plc	1,100	20,702
BG Group plc	10,516	191,829
BP plc	186,854	1,579,475
Ensco plc, Class A	462	24,329
John Wood Group plc	1,430	18,285
Tullow Oil plc	904	12,104

		1,846,724

Food & Staples Retailing 0.8%
J Sainsbury plc	13,794	79,197
Tesco plc	54,989	303,369
William Morrison Supermarkets plc	26,411	104,146

		486,712

Food, Beverage & Tobacco 1.4%
Associated British Foods plc	1,166	58,582
British American Tobacco plc	5,223	284,471
Diageo plc	4,466	140,593
Imperial Tobacco Group plc	3,397	138,735
SABMiller plc	1,572	77,110
Tate & Lyle plc	1,760	18,936
Unilever plc	3,303	135,118

		853,545

Health Care Equipment & Services 0.1%
Smith & Nephew plc	2,980	47,518

Household & Personal Products 0.2%
Reckitt Benckiser Group plc	1,320	108,704

Insurance 0.8%
Amlin plc	2,266	17,085
Aviva plc	19,714	156,467
Legal & General Group plc	11,440	46,089
Old Mutual plc	18,656	61,623
Prudential plc	3,520	79,931
Resolution Ltd.	8,602	54,462
RSA Insurance Group plc	24,074	39,235
Standard Life plc	5,302	34,653
Willis Group Holdings plc	462	19,016

		508,561

Materials 1.6%
Anglo American plc	12,430	318,920
Antofagasta plc	1,370	20,675
BHP Billiton plc	6,820	220,414
Johnson Matthey plc	1,056	57,728
Kazakhmys plc	3,432	17,565
Mondi plc	1,980	36,367
Rexam plc	3,894	32,218
Rio Tinto plc	5,171	297,454
Vedanta Resources plc	990	14,019

		1,015,360

40 See financial notes

 Schwab Fundamental International Large Company Index ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Media 0.3%
British Sky Broadcasting Group plc	2,689	42,360
ITV plc	4,400	14,887
Pearson plc	2,883	48,943
Reed Elsevier plc	1,804	27,678
WPP plc	3,128	68,566

		202,434

Pharmaceuticals, Biotechnology & Life Sciences 1.8%
AstraZeneca plc	8,021	548,971
GlaxoSmithKline plc	21,450	600,854

		1,149,825

Real Estate 0.1%
British Land Co. plc	1,848	21,586
Land Securities Group plc	2,288	41,641

		63,227

Retailing 0.6%
Dixons Retail plc *	27,040	23,292
Home Retail Group plc	19,743	64,915
Inchcape plc	3,190	33,572
Kingfisher plc	14,718	97,181
Marks & Spencer Group plc	11,968	100,985
Next plc	594	67,044

		386,989

Software & Services 0.0%
The Sage Group plc	3,960	28,649

Telecommunication Services 1.5%
BT Group plc	40,381	277,322
Cable & Wireless Communications plc	37,950	34,693
Inmarsat plc	1,210	14,083
Vodafone Group plc	137,891	575,401

		901,499

Transportation 0.1%
FirstGroup plc *	14,083	33,325
International Consolidated Airlines Group S.A. *	3,586	26,262
National Express Group plc	3,872	19,726

		79,313

Utilities 1.0%
Centrica plc	26,294	140,567
Drax Group plc	2,860	38,631
National Grid plc	15,410	215,508
Pennon Group plc	1,681	20,931
Severn Trent plc	1,100	34,104
SSE plc	5,704	134,113
United Utilities Group plc	4,249	55,506

		639,360

		10,773,352

Total Common Stock
(Cost $58,934,132)		61,705,639

Other Investment Companies 0.1% of net assets

United States 0.1%

Equity Fund 0.1%
iShares MSCI EAFE ETF	700	47,215

Money Market Fund 0.0%
State Street Institutional U.S. Government Money Market Fund, Institutional Class 0.00% (a)	6,486	6,486

Total Other Investment Companies
(Cost $51,637)		53,701

Preferred Stock 0.4% of net assets

Germany 0.4%

Automobiles & Components 0.3%
Bayerische Motoren Werke AG	242	21,261
Volkswagen AG	660	172,285

		193,546

Household & Personal Products 0.1%
Henkel AG & Co. KGaA	374	41,763

Utilities 0.0%
RWE AG	528	17,666

Total Preferred Stock
(Cost $246,305)		252,975

End of Investments.

At 02/28/14, the tax basis cost of the fund’s investments was $59,256,387 and the unrealized appreciation and depreciation were $3,912,554 and ($1,156,626), respectively, with a net unrealized appreciation of $2,755,928.

*	Non-income producing security.
(a)	The rate shown is the 7-day yield.
(b)	Securities are traded on separate exchanges for the same entity.

CVA —	Dutch Certificate
ETF —	Exchange Traded Fund
Reg’d —	Registered
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)

See financial notes 41

 Schwab Fundamental International Small Company Index ETF

Portfolio Holdings as of February 28, 2014

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website at www.schwabetfs.com.

		Cost	Value
Holdings by Category		($)	($)

99.3%	Common Stock	23,444,827	24,790,171
0.1%	Other Investment Companies	31,349	33,664
0.4%	Preferred Stock	94,836	110,783

99.8%	Total Investments	23,571,012	24,934,618
0.2%	Other Assets and Liabilities, Net		42,184

100.0%	Net Assets		24,976,802

	Number	Value
Security	of Shares	($)

Common Stock 99.3% of net assets

Australia 4.8%

Banks 0.2%
Bank of Queensland Ltd.	1,989	21,341
Bendigo & Adelaide Bank Ltd.	2,601	25,905

		47,246

Capital Goods 0.3%
Ausdrill Ltd.	7,266	6,339
Boart Longyear Ltd.	60,570	16,531
Bradken Ltd.	2,367	8,854
Cardno Ltd.	666	3,743
GWA Group Ltd.	5,310	13,780
Monadelphous Group Ltd.	891	13,929

		63,176

Commercial & Professional Services 0.3%
ALS Ltd.	2,471	16,783
Programmed Maintenance Services Ltd.	2,947	7,911
Seek Ltd.	855	13,091
Skilled Group Ltd.	3,681	10,178
Transfield Services Ltd.	21,954	17,386
Transpacific Industries Group Ltd. *	17,055	17,933

		83,282

Consumer Durables & Apparel 0.0%
G.U.D. Holdings Ltd.	1,701	8,783

Consumer Services 0.2%
Aristocrat Leisure Ltd.	3,843	17,126
Echo Entertainment Group Ltd.	10,180	24,231
Flight Centre Travel Group Ltd.	261	12,110

		53,467

Diversified Financials 0.3%
ASX Ltd.	738	24,805
Challenger Ltd.	3,528	19,605
IOOF Holdings Ltd.	540	4,349
Perpetual Ltd.	387	17,907

		66,666

Energy 0.1%
AWE Ltd. *	10,469	13,349
Beach Energy Ltd.	10,488	15,392

		28,741

Food, Beverage & Tobacco 0.2%
Goodman Fielder Ltd.	51,690	28,909
GrainCorp Ltd.	1,350	9,701
Treasury Wine Estates Ltd.	5,143	17,810

		56,420

Health Care Equipment & Services 0.4%
Ansell Ltd.	1,215	19,733
Cochlear Ltd.	293	15,024
Primary Health Care Ltd.	4,500	19,490
Ramsay Health Care Ltd.	585	25,258
Sigma Pharmaceuticals Ltd.	53,654	30,488

		109,993

Insurance 0.1%
NIB Holdings Ltd.	4,905	11,412

Materials 0.6%
Adelaide Brighton Ltd.	4,815	18,010
Aquarius Platinum Ltd. *	29,227	18,700
DuluxGroup Ltd.	1,179	5,666
Fortescue Metals Group Ltd.	3,753	18,270
Iluka Resources Ltd.	2,486	20,889
Mount Gibson Iron Ltd.	9,000	6,886
Nufarm Ltd.	4,154	14,497
OZ Minerals Ltd.	9,714	32,597

		135,515

Media 0.1%
Seven West Media Ltd.	5,346	10,572
Southern Cross Media Group Ltd.	5,688	7,177
Ten Network Holdings Ltd. *	43,570	13,451

		31,200

Real Estate 0.7%
Australand Property Group	2,529	8,849
CFS Retail Property Trust Group	12,890	22,723
Charter Hall Retail REIT	1,902	6,127
Commonwealth Property Office Fund	12,971	14,509
Dexus Property Group	37,009	35,436
Goodman Group	5,476	23,521
GPT Group	10,755	35,802
Investa Office Fund	4,393	12,579
Westfield Retail Trust	7,337	20,419

		179,965

Retailing 0.6%
Automotive Holdings Group Ltd.	2,876	9,677
David Jones Ltd.	12,195	36,121
Harvey Norman Holdings Ltd.	7,578	21,768
JB Hi-Fi Ltd.	1,206	19,835
Myer Holdings Ltd.	11,775	27,606
Pacific Brands Ltd.	36,975	18,529
Premier Investments Ltd.	1,737	12,637

		146,173

42 See financial notes

 Schwab Fundamental International Small Company Index ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Software & Services 0.2%
Computershare Ltd.	3,411	36,231

Transportation 0.2%
Aurizon Holdings Ltd.	6,768	30,827
Transurban Group	4,410	27,900

		58,727

Utilities 0.3%
APA Group	4,521	27,025
DUET Group	14,473	27,456
SP AusNet	17,100	20,275

		74,756

		1,191,753

Austria 0.7%

Banks 0.1%
Raiffeisen Bank International AG	909	31,700

Capital Goods 0.1%
Zumtobel AG	882	22,390

Energy 0.0%
Schoeller-Bleckmann Oilfield Equipment AG	36	4,162

Insurance 0.1%
Vienna Insurance Group AG Wiener Versicherung Gruppe	405	20,752

Materials 0.1%
Lenzing AG	117	7,328
RHI AG	252	8,366

		15,694

Real Estate 0.2%
IMMOFINANZ AG *	9,299	47,135

Transportation 0.1%
Oesterreichische Post AG	558	27,856

Utilities 0.0%
Verbund AG	423	8,968

		178,657

Belgium 1.2%

Capital Goods 0.1%
Cie d’Entreprises CFE	162	15,025

Diversified Financials 0.3%
Ackermans & van Haaren N.V.	126	14,782
Gimv N.V.	216	10,910
Groupe Bruxelles Lambert S.A.	288	28,349
Sofina S.A.	99	12,217

		66,258

Materials 0.2%
Nyrstar N.V. *	6,309	25,618
Tessenderlo Chemie N.V.	900	25,395

		51,013

Media 0.1%
Telenet Group Holding N.V.	477	30,463

Real Estate 0.1%
Befimmo S.A.	90	6,464
Cofinimmo	117	14,065

		20,529

Retailing 0.1%
D’Ieteren S.A. N.V.	711	32,111

Technology Hardware & Equipment 0.1%
Barco N.V.	180	14,260
EVS Broadcast Equipment S.A.	117	7,272

		21,532

Telecommunication Services 0.1%
Mobistar S.A.	1,947	32,189

Utilities 0.1%
Elia System Operator S.A. N.V.	450	21,660

		290,780

Canada 8.2%

Automobiles & Components 0.2%
Linamar Corp.	711	30,914
Martinrea International, Inc.	1,413	12,229

		43,143

Banks 0.2%
Canadian Western Bank	315	10,398
Genworth MI Canada, Inc.	684	22,245
Home Capital Group, Inc.	162	12,656
Laurentian Bank of Canada	261	10,926

		56,225

Capital Goods 0.6%
Aecon Group, Inc.	918	13,360
Bird Construction, Inc.	513	6,247
CAE, Inc.	2,169	29,156
MacDonald, Dettwiler & Associates Ltd.	252	18,488
Russel Metals, Inc.	1,224	33,239
Toromont Industries Ltd.	1,053	24,780
Wajax Corp.	387	13,338
WSP Global, Inc.	225	7,419

		146,027

Commercial & Professional Services 0.4%
Newalta Corp.	693	11,901
Progressive Waste Solutions Ltd.	1,152	29,139
Ritchie Bros. Auctioneers, Inc.	549	12,781
Stantec, Inc.	270	16,550
Transcontinental, Inc., Class A	2,016	27,154

		97,525

Consumer Durables & Apparel 0.2%
Dorel Industries, Inc., Class B	612	20,567
Gildan Activewear, Inc.	531	27,232
Lululemon Athletica, Inc. *	63	3,170

		50,969

Consumer Services 0.0%
EnerCare, Inc.	927	8,584

Diversified Financials 0.3%
AGF Management Ltd., Class B	1,953	20,237
CI Financial Corp.	1,242	38,473
Dundee Corp., Class A *	486	7,437
GMP Capital, Inc.	1,548	11,188

		77,335

See financial notes 43

 Schwab Fundamental International Small Company Index ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Energy 2.1%
Advantage Oil & Gas Ltd. *	5,535	22,751
AltaGas Ltd.	747	28,673
Calfrac Well Services Ltd.	306	9,921
Enerflex Ltd.	839	11,968
Ensign Energy Services, Inc.	1,647	26,350
Freehold Royalties Ltd.	315	6,451
Gibson Energy, Inc.	972	23,691
Gran Tierra Energy, Inc. *	1,152	8,211
Keyera Corp.	486	29,324
Lightstream Resources Ltd.	4,646	26,190
Mullen Group Ltd.	1,089	26,985
NuVista Energy Ltd. *	918	7,704
Pacific Rubiales Energy Corp.	1,596	21,987
Parkland Fuel Corp.	1,191	21,153
Pason Systems, Inc.	198	5,112
Pembina Pipeline Corp.	1,107	39,912
Peyto Exploration & Development Corp.	576	18,785
Precision Drilling Corp.	4,482	49,357
Savanna Energy Services Corp.	1,179	8,638
ShawCor Ltd.	504	20,821
Trican Well Service Ltd.	1,597	20,183
Trinidad Drilling Ltd.	2,241	22,452
Veresen, Inc.	2,169	32,801
Vermilion Energy, Inc.	648	36,587

		526,007

Food & Staples Retailing 0.2%
Liquor Stores N.A. Ltd.	387	4,237
The Jean Coutu Group PJC, Inc., A Shares	1,233	23,325
The North West Co., Inc.	774	17,585

		45,147

Food, Beverage & Tobacco 0.2%
Cott Corp.	1,800	14,635
Maple Leaf Foods, Inc.	1,818	26,688

		41,323

Insurance 0.1%
Industrial Alliance Insurance & Financial Services, Inc.	639	26,635

Materials 1.5%
Agnico Eagle Mines Ltd.	837	26,866
Canfor Corp. *	693	18,387
CCL Industries, Inc., Class B	252	20,673
Centerra Gold, Inc.	3,260	14,607
Chemtrade Logistics Income Fund	604	11,426
Dominion Diamond Corp. *	829	11,833
Eldorado Gold Corp.	2,234	14,834
Franco-Nevada Corp.	216	11,043
HudBay Minerals, Inc.	2,702	22,310
IAMGOLD Corp.	5,530	20,532
Lundin Mining Corp. *	5,681	27,046
Major Drilling Group International, Inc.	1,782	14,263
Methanex Corp.	1,017	71,294
New Gold, Inc. *	1,081	6,611
Pan American Silver Corp.	1,119	15,790
Sherritt International Corp.	9,392	25,963
Silver Wheaton Corp.	450	11,484
West Fraser Timber Co., Ltd.	774	39,184

		384,146

Media 0.5%
Aimia, Inc.	1,701	28,659
Cineplex, Inc.	540	20,001
Cogeco Cable, Inc.	225	11,006
Corus Entertainment, Inc.	828	18,745
Quebecor, Inc., Class B	1,773	39,322

		117,733

Real Estate 0.5%
Boardwalk Real Estate Investment Trust	163	8,768
Brookfield Office Properties, Inc.	1,557	29,735
Calloway Real Estate Investment Trust	360	8,407
Canadian Real Estate Investment Trust	189	7,448
First Capital Realty, Inc.	549	8,808
Granite Real Estate Investment Trust	414	14,324
H&R Real Estate Investment Trust	540	10,849
RioCan Real Estate Investment Trust	999	23,699

		112,038

Retailing 0.2%
Dollarama, Inc.	243	18,956
Reitmans (Canada) Ltd., Class A	2,531	13,170
Sears Canada, Inc.	1,767	24,471

		56,597

Software & Services 0.2%
Davis & Henderson Corp.	738	20,521
Open Text Corp.	432	22,034

		42,555

Telecommunication Services 0.1%
Manitoba Telecom Services, Inc.	666	18,308

Transportation 0.1%
TransForce, Inc.	1,143	24,079
Westshore Terminals Investment Corp.	297	10,126

		34,205

Utilities 0.6%
Atco Ltd., Class I	882	41,305
Capital Power Corp.	1,134	23,480
Emera, Inc.	1,017	29,804
Just Energy Group, Inc.	3,036	23,285
Northland Power, Inc.	540	8,001
Superior Plus Corp.	2,943	32,675

		158,550

		2,043,052

Denmark 1.6%

Banks 0.2%
Jyske Bank A/S *	567	34,106
Sydbank A/S *	1,089	29,386

		63,492

Capital Goods 0.3%
NKT Holding A/S	531	35,871
Rockwool International A/S, B Shares	117	23,906
Solar A/S	144	9,595

		69,372

Consumer Durables & Apparel 0.1%
Pandora A/S	261	17,699

Food, Beverage & Tobacco 0.1%
Royal UNIBREW	72	10,860

44 See financial notes

 Schwab Fundamental International Small Company Index ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Schouw & Co.	153	7,023

		17,883

Health Care Equipment & Services 0.2%
Coloplast A/S Class B	351	29,584
GN Store Nord A/S	810	20,043
William Demant Holding A/S *	90	8,107

		57,734

Insurance 0.1%
Topdanmark A/S *	684	19,065
Tryg A/S	216	20,868

		39,933

Materials 0.0%
Chr Hansen Holding A/S	216	8,967

Pharmaceuticals, Biotechnology & Life Sciences 0.3%
H. Lundbeck A/S	990	28,877
Novozymes A/S, B Shares	909	42,311

		71,188

Software & Services 0.1%
SimCorp A/S	432	16,990

Transportation 0.2%
D/S Norden A/S	954	47,055

		410,313

Finland 2.2%

Automobiles & Components 0.2%
Nokian Renkaat Oyj	855	38,379

Capital Goods 0.6%
Cargotec Oyj, B Shares	603	26,934
Cramo Oyj	657	14,065
Konecranes Oyj	639	22,682
Outotec Oyj	1,620	15,975
Ramirent Oyj	1,080	13,693
Uponor Oyj	1,161	20,477
YIT Oyj	2,043	25,240

		139,066

Consumer Durables & Apparel 0.1%
Amer Sports Oyj	1,458	32,944

Diversified Financials 0.1%
Pohjola Bank plc, A Shares	1,369	31,765

Materials 0.8%
Huhtamaki Oyj	1,755	50,660
Kemira Oyj	1,737	26,917
Metsa Board Oyj	5,319	23,582
Outokumpu Oyj *	44,415	26,237
Rautaruukki Oyj	5,859	68,702
Tikkurila Oyj	360	9,522

		205,620

Media 0.1%
Sanoma Oyj	4,023	30,782

Real Estate 0.0%
Sponda Oyj	1,665	9,061

Retailing 0.1%
Stockmann Oyj Abp, B Shares	792	13,542

Software & Services 0.2%
Tieto Oyj	1,485	37,739

		538,898

France 5.0%

Automobiles & Components 0.3%
Faurecia *	1,228	54,749
Plastic Omnium S.A.	370	12,824

		67,573

Banks 0.1%
Natixis	5,153	37,201

Capital Goods 0.4%
Areva S.A. *	945	25,020
Mersen	540	17,094
Saft Groupe S.A.	495	18,657
Zodiac Aerospace	1,305	46,115

		106,886

Commercial & Professional Services 0.6%
Bureau Veritas S.A.	864	23,854
Derichebourg S.A.	2,430	8,626
Edenred	864	27,804
Societe BIC S.A.	252	32,327
Teleperformance	864	55,012

		147,623

Consumer Durables & Apparel 0.2%
Nexity S.A.	675	29,408
SEB S.A.	342	27,699

		57,107

Consumer Services 0.1%
Club Mediterranee S.A. *	711	17,155

Diversified Financials 0.2%
Eurazeo S.A.	540	42,370

Energy 0.1%
Bourbon S.A.	675	19,862
Etablissements Maurel et Prom	630	9,954

		29,816

Food, Beverage & Tobacco 0.1%
Remy Cointreau S.A.	108	9,174
Vilmorin & Cie S.A.	63	8,629

		17,803

Health Care Equipment & Services 0.1%
BIOMERIEUX	135	14,357
Orpea	180	11,119

		25,476

Insurance 0.1%
Euler Hermes S.A.	180	22,623

Materials 0.3%
Eramet	252	24,792
Imerys S.A.	477	44,469

		69,261

Media 0.7%
Havas S.A.	2,421	20,470
IPSOS	324	13,832
JC Decaux S.A.	603	26,642
Metropole Television S.A.	1,611	37,492

See financial notes 45

 Schwab Fundamental International Small Company Index ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Societe Television Francaise 1	2,460	45,800
Technicolor S.A. *	5,976	40,287

		184,523

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Ipsen S.A.	270	11,611

Real Estate 0.5%
Fonciere Des Regions	387	36,293
Gecina S.A.	153	21,060
ICADE	451	44,488
Klepierre	684	31,213
Mercialys S.A.	234	5,329

		138,383

Software & Services 0.4%
Alten S.A.	315	16,802
Altran Technologies S.A. *	1,620	17,589
Dassault Systemes S.A.	180	20,704
UBISOFT Entertainment *	2,034	33,346

		88,441

Technology Hardware & Equipment 0.3%
Ingenico	171	16,535
Neopost S.A.	563	51,795

		68,330

Telecommunication Services 0.1%
Iliad S.A.	81	19,768

Transportation 0.4%
Aeroports de Paris	360	43,725
Bollore S.A.	45	27,782
Groupe Eurotunnel S.A. - Reg’d	2,925	35,171

		106,678

		1,258,628

Germany 3.6%

Automobiles & Components 0.2%
ElringKlinger AG	234	8,910
Grammer AG	68	3,496
Leoni AG	540	40,946

		53,352

Banks 0.1%
Aareal Bank AG *	522	22,999

Capital Goods 0.8%
Bauer AG	315	8,464
BayWa AG	405	22,766
Deutz AG *	1,926	21,017
DMG MORI SEIKI AG	621	20,319
Duerr AG	131	10,972
Heidelberger Druckmaschinen AG *	8,166	30,001
Indus Holding AG	477	20,081
Krones AG	162	14,024
Nordex SE *	697	11,355
Pfeiffer Vacuum Technology AG	72	8,502
SGL Carbon SE	270	10,926
Vossloh AG	90	8,959

		187,386

Consumer Durables & Apparel 0.1%
Gerry Weber International AG	198	10,009
Hugo Boss AG	108	14,393
Puma SE	45	12,759

		37,161

Food, Beverage & Tobacco 0.1%
Suedzucker AG	1,062	29,556

Health Care Equipment & Services 0.2%
Draegerwerk AG & Co. KGaA	27	2,890
Rhoen Klinikum AG	1,602	51,709

		54,599

Insurance 0.0%
Talanx AG *	154	5,362

Materials 0.4%
Fuchs Petrolub SE	117	10,198
Symrise AG	855	42,028
Wacker Chemie AG	405	54,734

		106,960

Media 0.3%
Axel Springer SE	540	38,193
ProSiebenSat.1 Media AG - Reg’d	648	30,922

		69,115

Pharmaceuticals, Biotechnology & Life Sciences 0.2%
Gerresheimer AG	306	20,886
Stada Arzneimittel AG	669	34,419

		55,305

Real Estate 0.1%
Deutsche Euroshop AG	189	8,498
GAGFAH S.A. *	738	11,233
GSW Immobilien AG	72	3,212

		22,943

Retailing 0.1%
Fielmann AG	117	14,303

Semiconductors & Semiconductor Equipment 0.2%
Aixtron SE *	846	14,226
Kontron AG	1,728	13,291
SMA Solar Technology AG	243	14,568

		42,085

Software & Services 0.3%
Bechtle AG	324	25,758
Software AG	675	26,910
United Internet AG - Reg’d	614	28,591

		81,259

Technology Hardware & Equipment 0.2%
Jenoptik AG	693	12,227
Wincor Nixdorf AG	594	47,641

		59,868

Telecommunication Services 0.1%
Telefonica Deutschland Holding AG	2,007	16,077

Transportation 0.2%
Fraport AG Frankfurt Airport	369	29,442
Hamburger Hafen und Logistik AG	378	10,228

		39,670

		898,000

46 See financial notes

 Schwab Fundamental International Small Company Index ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Hong Kong 2.6%

Automobiles & Components 0.1%
Xinyi Glass Holdings Ltd.	18,000	16,003

Banks 0.2%
Bank of East Asia Ltd.	9,000	37,282
Wing Hang Bank Ltd.	200	2,732

		40,014

Capital Goods 0.2%
Johnson Electric Holdings Ltd.	18,000	17,487
NWS Holdings Ltd.	9,000	14,124
Singamas Container Holdings Ltd.	36,000	8,118

		39,729

Consumer Durables & Apparel 0.1%
Techtronic Industries Co.	9,000	23,889

Consumer Services 0.3%
Cafe de Coral Holdings Ltd.	2,600	8,124
Galaxy Entertainment Group Ltd. *	300	3,009
Sands China Ltd.	3,600	30,104
SJM Holdings Ltd.	9,000	28,875
Wynn Macau Ltd.	3,600	17,348

		87,460

Diversified Financials 0.1%
First Pacific Co., Ltd.	18,000	17,835
Guoco Group Ltd.	200	2,402

		20,237

Food & Staples Retailing 0.0%
Dairy Farm International Holdings Ltd.	900	8,271

Media 0.0%
Television Broadcasts Ltd.	1,800	11,121

Real Estate 0.9%
Great Eagle Holdings Ltd.	1,000	3,389
Hang Lung Group Ltd.	2,000	9,393
Hang Lung Properties Ltd.	9,000	24,990
Henderson Land Development Co., Ltd.	4,000	22,420
Hongkong Land Holdings Ltd.	9,000	56,430
Hysan Development Co., Ltd.	1,000	4,175
Kerry Properties Ltd.	6,000	19,791
New World Development Co., Ltd.	27,000	34,928
Sino Land Co., Ltd.	18,000	25,512
Swire Properties Ltd.	3,600	9,579
Wheelock & Co., Ltd.	3,000	12,234

		222,841

Retailing 0.1%
Chow Sang Sang Holdings International Ltd.	9,000	26,092
Luk Fook Holdings International Ltd.	1,600	5,463

		31,555

Technology Hardware & Equipment 0.1%
VTech Holdings Ltd.	1,800	20,340

Telecommunication Services 0.0%
Hutchison Telecommunications Hong Kong Holdings Ltd.	18,000	6,540

Transportation 0.5%
Cathay Pacific Airways Ltd.	18,000	36,645
MTR Corp., Ltd.	9,000	32,644
Orient Overseas International Ltd.	6,000	29,493
Pacific Basin Shipping Ltd.	46,000	28,746

		127,528

		655,528

Ireland 0.8%

Capital Goods 0.3%
Grafton Group plc	3,910	43,247
Kingspan Group plc	1,773	35,434

		78,681

Consumer Services 0.1%
Paddy Power plc	180	15,075

Food, Beverage & Tobacco 0.1%
C&C Group plc	3,888	26,431
Glanbia plc	882	13,345

		39,776

Health Care Equipment & Services 0.1%
UDG Healthcare plc	4,284	26,528

Insurance 0.1%
FBD Holdings plc	549	14,274

Materials 0.1%
James Hardie Industries plc CDI	1,512	19,619

Transportation 0.0%
Aer Lingus Group plc	1,755	3,963

		197,916

Israel 1.3%

Banks 0.3%
Bank Hapoalim B.M.	7,812	42,445
Israel Discount Bank Ltd., A Shares *	8,478	15,849
Mizrahi Tefahot Bank Ltd.	945	11,651

		69,945

Capital Goods 0.2%
Discount Investment Corp. *	1,962	16,173
Elbit Systems Ltd.	342	19,621

		35,794

Energy 0.2%
Delek Group Ltd.	54	20,236
Oil Refineries Ltd. *	37,512	10,938
Paz Oil Co., Ltd.	108	16,592

		47,766

Food & Staples Retailing 0.0%
Shufersal Ltd.	2,610	10,484

Materials 0.1%
The Israel Corp., Ltd. *	45	23,882

Software & Services 0.2%
Check Point Software Technologies Ltd. *	675	45,509
NICE Systems Ltd.	261	10,671

		56,180

Telecommunication Services 0.3%
Cellcom Israel Ltd.	3,249	41,053

See financial notes 47

 Schwab Fundamental International Small Company Index ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Partner Communications Co., Ltd. *	3,717	34,263

		75,316

		319,367

Italy 3.0%

Automobiles & Components 0.0%
Piaggio & C S.p.A.	3,825	11,813

Banks 0.3%
Banca Carige S.p.A. *	34,465	22,849
Banca Popolare di Sondrio Scarl	3,510	20,671
Credito Valtellinese Scarl *	16,884	28,356

		71,876

Capital Goods 0.3%
Astaldi S.p.A.	990	9,599
C.I.R. S.p.A - Compagnie Industriali Riunite *	16,992	26,754
Danieli & C Officine Meccaniche S.p.A.	396	10,641
Salini Impregilo S.p.A	2,628	16,841

		63,835

Consumer Durables & Apparel 0.4%
De’Longhi S.p.A.	297	5,813
Geox S.p.A.	2,664	11,715
Indesit Co. S.p.A.	1,215	18,123
Luxottica Group S.p.A.	675	37,468
Prada S.p.A.	900	6,761
Safilo Group S.p.A. *	414	9,177
Tod’s S.p.A.	63	8,606

		97,663

Consumer Services 0.2%
Autogrill S.p.A. *	1,746	17,013
Gtech S.p.A.	810	26,805

		43,818

Diversified Financials 0.1%
Azimut Holding S.p.A.	540	18,041

Energy 0.3%
ERG S.p.A.	2,691	37,687
Saras S.p.A. *	19,827	35,052

		72,739

Food, Beverage & Tobacco 0.1%
Davide Campari-Milano S.p.A.	1,890	16,145
Parmalat S.p.A.	6,552	22,406

		38,551

Health Care Equipment & Services 0.0%
Sorin S.p.A. *	3,105	9,666

Insurance 0.3%
Mediolanum S.p.A.	1,422	13,139
Societa Cattolica di Assicurazioni Scarl	675	17,620
Unipol Gruppo Finanziario S.p.A.	5,275	37,448
UnipolSai S.p.A *	5,809	19,747

		87,954

Materials 0.1%
Buzzi Unicem S.p.A.	1,836	38,291

Media 0.0%
RCS MediaGroup S.p.A. *	4,637	10,247

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Recordati S.p.A.	1,152	21,209

Real Estate 0.1%
Beni Stabili S.p.A.	14,184	12,557

Transportation 0.2%
Ansaldo STS S.p.A.	1,026	11,691
ASTM S.p.A.	1,071	18,475
Societa Iniziative Autostradali e Servizi S.p.A.	1,206	13,609

		43,775

Utilities 0.5%
ACEA S.p.A.	1,649	21,352
Enel Green Power S.p.A.	10,152	28,520
Hera S.p.A.	15,192	38,838
Iren S.p.A.	15,545	26,730

		115,440

		757,475

Japan 35.7%

Automobiles & Components 2.9%
Aisan Industry Co., Ltd.	1,200	10,005
Akebono Brake Industry Co., Ltd.	1,800	8,289
Calsonic Kansei Corp.	5,000	24,984
Exedy Corp.	900	26,145
FCC Co., Ltd.	900	15,617
Futaba Industrial Co., Ltd. *	3,600	15,908
Imasen Electric Industrial	500	6,579
Keihin Corp.	1,800	26,965
Koito Manufacturing Co., Ltd.	2,000	37,643
KYB Co., Ltd.	3,000	13,168
Mitsuba Corp.	300	4,891
Mitsubishi Motors Corp. *	1,800	19,858
Musashi Seimitsu Industry Co., Ltd.	900	17,874
NGK Spark Plug Co., Ltd.	1,500	33,655
Nifco, Inc.	900	24,240
Nippon Seiki Co., Ltd.	1,000	17,773
Nissan Shatai Co., Ltd.	2,500	34,414
Nissin Kogyo Co., Ltd.	900	17,415
NOK Corp.	1,800	29,381
Press Kogyo Co., Ltd.	1,000	3,997
Riken Corp.	1,000	4,625
Sanden Corp.	1,000	5,252
Showa Corp.	1,000	12,855
Sumitomo Rubber Industries Ltd.	1,900	25,485
T RAD Co., Ltd.	1,000	2,841
Tachi-S Co., Ltd.	900	13,059
Takata Corp.	900	26,718
The Yokohama Rubber Co., Ltd.	1,500	14,550
Tokai Rika Co., Ltd.	1,800	31,903
Tokai Rubber Industries Ltd.	1,000	9,827
Toyo Tire & Rubber Co., Ltd.	9,000	65,164
Toyoda Gosei Co., Ltd.	1,800	37,882
Toyota Boshoku Corp.	2,700	28,570
TS Tech Co., Ltd.	500	16,264
Unipres Corp.	1,800	32,538
Yorozu Corp.	100	2,012

		718,346

Banks 1.5%
Aozora Bank Ltd.	2,000	5,800

48 See financial notes

 Schwab Fundamental International Small Company Index ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Fukuoka Financial Group, Inc.	9,000	36,153
Hokuhoku Financial Group, Inc.	18,000	33,684
Seven Bank Ltd.	5,400	19,682
Shinsei Bank Ltd.	13,000	26,875
Suruga Bank Ltd.	1,000	17,548
The 77 Bank Ltd.	1,000	4,380
The Awa Bank Ltd.	1,000	4,948
The Bank of Kyoto Ltd.	1,000	7,691
The Chugoku Bank Ltd.	1,300	16,061
The Daishi Bank Ltd.	1,000	3,429
The Gunma Bank Ltd.	2,000	10,483
The Hachijuni Bank Ltd.	2,000	10,699
The Hiroshima Bank Ltd.	9,000	34,125
The Hyakugo Bank Ltd.	1,000	3,792
The Iyo Bank Ltd.	1,800	16,243
The Joyo Bank Ltd.	2,000	9,504
The Juroku Bank Ltd.	1,000	3,312
The Kagoshima Bank Ltd.	1,000	5,771
The Keiyo Bank Ltd.	1,000	4,135
The Kiyo Bank Ltd. *	400	4,969
The Musashino Bank Ltd.	100	3,111
The Nishi-Nippon City Bank Ltd.	9,000	21,251
The Ogaki Kyoritsu Bank Ltd.	9,000	23,632
The San-In Godo Bank Ltd.	1,000	6,594
The Shiga Bank Ltd.	1,000	5,007
The Shizuoka Bank Ltd.	3,000	28,864
Yamaguchi Financial Group, Inc.	1,000	8,690

		376,433

Capital Goods 7.1%
Aica Kogyo Co., Ltd.	900	18,438
Amada Co., Ltd.	4,000	33,195
Asahi Diamond Industrial Co., Ltd.	900	11,049
Central Glass Co., Ltd.	9,000	29,893
Chiyoda Corp.	1,000	15,128
CKD Corp.	1,000	9,876
COMSYS Holdings Corp.	2,700	44,707
Daifuku Co., Ltd.	1,500	20,031
Daihen Corp.	1,000	4,007
DMG Mori Seiki Co., Ltd.	1,200	19,740
Ebara Corp.	9,000	60,667
Fuji Electric Co., Ltd.	9,000	41,091
Fuji Machine Manufacturing Co., Ltd.	1,000	8,632
Fujitec Co., Ltd.	1,000	11,963
Furukawa Co., Ltd.	4,000	7,172
Futaba Corp.	900	14,250
Glory Ltd.	900	23,429
GS Yuasa Corp.	3,000	17,312
Hino Motors Ltd.	2,700	39,707
Hitachi Construction Machinery Co., Ltd.	1,800	34,813
Hitachi Koki Co., Ltd.	900	6,605
Hitachi Zosen Corp.	1,900	10,629
Hoshizaki Electric Co., Ltd.	900	33,420
Inaba Denki Sangyo Co., Ltd.	900	28,394
Inabata & Co., Ltd.	1,900	19,565
Iseki & Co., Ltd.	1,000	2,802
Iwatani Corp.	9,000	57,140
Kamei Corp.	1,900	13,980
Kandenko Co., Ltd.	4,000	20,026
Kanematsu Corp.	18,000	28,217
Keihan Electric Railway Co., Ltd.	9,000	35,183
Kinden Corp.	4,000	41,425
Kitz Corp.	1,800	8,659
Komori Corp.	1,100	14,485
Kurita Water Industries Ltd.	1,800	37,882
Kuroda Electric Co., Ltd.	1,800	29,346
Kyowa Exeo Corp.	2,700	38,755
Mabuchi Motor Co., Ltd.	100	6,653
Maeda Corp.	2,800	16,707
Maeda Road Construction Co., Ltd.	1,000	15,568
Makino Milling Machine Co., Ltd.	1,000	7,750
Meidensha Corp.	1,000	4,213
Minebea Co., Ltd.	9,000	79,097
Mirait Holdings Corp.	1,900	17,722
MISUMI Group, Inc.	900	26,119
Miura Co., Ltd.	900	22,856
Nabtesco Corp.	900	22,477
Nachi-Fujikoshi Corp.	1,000	6,319
NGK Insulators Ltd.	2,500	53,887
Nichias Corp.	600	3,986
Nippo Corp.	500	7,343
Nippon Densetsu Kogyo Co., Ltd.	1,000	13,050
Nippon Signal Co., Ltd.	900	7,804
Nishimatsu Construction Co., Ltd.	9,000	30,686
Nisshinbo Holdings, Inc.	2,000	17,166
Nitta Corp.	100	2,237
Nitto Boseki Co., Ltd.	1,000	4,311
Nitto Kogyo Corp.	100	2,070
Noritake Co., Ltd.	1,000	2,381
Noritz Corp.	900	17,768
NTN Corp. *	10,000	37,721
Oiles Corp.	100	2,205
OKUMA Corp.	1,400	12,565
Okumura Corp.	9,000	38,711
OSG Corp.	900	16,542
Penta-Ocean Construction Co., Ltd.	5,000	18,273
Ryobi Ltd.	3,000	10,493
Sanki Engineering Co., Ltd.	1,000	5,614
Sankyo Tateyama, Inc.	900	20,334
Sanwa Holdings Corp.	4,000	27,982
Shinmaywa Industries Ltd.	400	3,457
Sintokogio Ltd.	900	6,913
Star Micronics Co., Ltd.	900	10,387
Tadano Ltd.	300	3,877
Taikisha Ltd.	100	2,047
Takara Standard Co., Ltd.	400	2,928
Takasago Thermal Engineering Co., Ltd.	1,000	10,111
The Japan Steel Works Ltd.	9,000	43,825
The Nippon Road Co., Ltd.	2,000	9,641
THK Co., Ltd.	1,800	41,109
Toa Corp. *	4,000	8,034
Toda Corp.	9,000	28,394
TOKAI Holdings Corp.	900	2,928
Toshiba Machine Co., Ltd.	1,000	4,938
Toshiba Plant Systems & Services Corp.	1,000	13,051
Totetsu Kogyo Co., Ltd.	400	7,819
TOTO Ltd.	3,000	42,267
Toyo Engineering Corp.	1,000	4,605
Trusco Nakayama Corp.	900	21,092
Tsubakimoto Chain Co.	600	5,114
Ushio, Inc.	1,800	22,539
Yamazen Corp.	1,200	6,937
Yuasa Trading Co., Ltd.	3,000	6,114

		1,778,350

See financial notes 49

 Schwab Fundamental International Small Company Index ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Commercial & Professional Services 0.7%
Aeon Delight Co., Ltd.	900	17,989
Duskin Co., Ltd.	1,000	18,557
Kokuyo Co., Ltd.	2,700	18,650
Kyodo Printing Co., Ltd.	1,000	2,792
Matsuda Sangyo Co., Ltd.	900	11,745
Meitec Corp.	100	2,611
Moshi Moshi Hotline, Inc.	900	8,553
Nissha Printing Co., Ltd. *	900	12,971
Okamura Corp.	1,000	8,113
Park24 Co., Ltd.	900	18,103
Sato Holdings Corp.	100	2,368
Sohgo Security Services Co., Ltd.	1,800	36,383
Temp Holdings Co., Ltd.	100	2,939
Toppan Forms Co., Ltd.	1,800	15,467

		177,241

Consumer Durables & Apparel 1.7%
Alpine Electronics, Inc.	1,000	14,363
Asics Corp.	1,800	35,025
Casio Computer Co., Ltd.	4,500	50,659
Foster Electric Co., Ltd.	500	7,265
Funai Electric Co., Ltd.	1,300	14,291
Gunze Ltd.	9,000	23,632
Haseko Corp. *	3,600	22,927
JVC Kenwood Corp.	8,400	18,600
Kurabo Industries Ltd.	9,000	15,872
Onward Holdings Co., Ltd.	3,000	20,840
PanaHome Corp.	1,400	9,519
Pioneer Corp. *	10,800	24,337
Rinnai Corp.	300	25,102
Sangetsu Co., Ltd.	900	21,771
Sankyo Co., Ltd.	900	37,212
Sanyo Shokai Ltd.	1,000	2,802
Sumitomo Forestry Co., Ltd.	3,600	36,753
Tamron Co., Ltd.	100	2,472
Token Corp.	180	7,892
Tomy Co., Ltd.	1,800	7,883
TSI Holdings Co., Ltd.	1,100	6,456
Unitika Ltd. *	10,000	6,075
Wacoal Holdings Corp.	1,000	10,591

		422,339

Consumer Services 0.6%
Accordia Golf Co., Ltd.	1,000	12,962
Doutor Nichires Holdings Co., Ltd.	900	14,267
HIS Co., Ltd.	400	22,848
McDonald’s Holdings Co. Japan Ltd.	900	23,985
MOS Food Services, Inc.	100	2,026
Plenus Co., Ltd.	900	19,858
Resorttrust, Inc.	200	3,314
Round One Corp.	1,400	10,631
Royal Holdings Co., Ltd.	100	1,389
Saizeriya Co., Ltd.	900	10,564
Tokyo Dome Corp.	1,000	5,830
Yoshinoya Holdings Co., Ltd.	1,000	13,374
Zensho Holdings Co., Ltd.	900	9,620

		150,668

Diversified Financials 0.6%
Acom Co., Ltd. *	5,400	15,449
AEON Financial Service Co., Ltd.	900	21,974
Aiful Corp. *	4,650	14,898
Century Tokyo Leasing Corp.	100	2,852
Daiwa Securities Group, Inc.	3,000	26,924
Hitachi Capital Corp.	900	21,296
Jaccs Co., Ltd.	1,000	4,105
Mitsubishi UFJ Lease & Finance Co., Ltd.	3,600	18,306
Orient Corp. *	8,100	16,269
SBI Holdings, Inc.	1,900	22,525

		164,598

Energy 0.2%
Japan Petroleum Exploration Co.	900	32,802
Shinko Plantech Co., Ltd.	900	6,940

		39,742

Food & Staples Retailing 1.1%
Ain Pharmaciez, Inc.	900	38,975
Arcs Co., Ltd.	900	16,481
Cawachi Ltd.	900	16,428
Cocokara fine, Inc.	400	10,382
Cosmos Pharmaceutical Corp.	100	12,041
FamilyMart Co., Ltd.	900	39,945
Heiwado Co., Ltd.	1,000	13,452
Kato Sangyo Co., Ltd.	900	16,666
Matsumotokiyoshi Holdings Co., Ltd.	900	28,790
Mitsubishi Shokuhin Co., Ltd.	100	2,166
San-A Co., Ltd.	200	5,628
Sugi Holdings Co., Ltd.	900	34,566
Sundrug Co., Ltd.	300	12,036
Tsuruha Holdings, Inc.	100	9,269
Valor Co., Ltd.	900	11,287
Welcia Holdings Co., Ltd.	100	5,585
Yokohama Reito Co., Ltd.	100	793

		274,490

Food, Beverage & Tobacco 2.5%
Calbee, Inc.	900	21,789
Coca-Cola East Japan Co., Ltd.	1,800	41,180
Dydo Drinco, Inc.	100	4,218
Ezaki Glico Co., Ltd.	1,000	13,148
Fuji Oil Co., Ltd.	1,800	24,302
Hokuto Corp.	900	17,327
House Foods Group, Inc.	1,800	28,835
Ito En Ltd.	900	20,131
Itoham Foods, Inc.	9,000	38,711
J-Oil Mills, Inc.	1,000	2,626
Kagome Co., Ltd.	1,800	30,651
Kewpie Corp.	2,000	28,688
Kikkoman Corp.	1,500	29,055
Marudai Food Co., Ltd.	1,000	2,988
Maruha Nichiro Holdings, Inc.	9,000	15,431
Megmilk Snow Brand Co., Ltd.	1,800	23,226
Mitsui Sugar Co., Ltd.	1,000	4,164
Morinaga & Co., Ltd.	9,000	19,752
Morinaga Milk Industry Co., Ltd.	9,000	28,306
Nichirei Corp.	9,000	38,799
Nippon Flour Mills Co., Ltd.	3,000	15,167
Nippon Suisan Kaisha Ltd. *	9,000	19,928
Nissin Foods Holdings Co., Ltd.	900	40,122
Prima Meat Packers Ltd.	5,000	9,553
Sapporo Holdings Ltd.	9,000	33,949
Takara Holdings, Inc.	500	3,836
The Nisshin Oillio Group Ltd.	1,000	3,272

50 See financial notes

 Schwab Fundamental International Small Company Index ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Warabeya Nichiyo Co., Ltd.	900	16,974
Yakult Honsha Co., Ltd.	900	43,031

		619,159

Health Care Equipment & Services 0.5%
Miraca Holdings, Inc.	300	13,638
Nichii Gakkan Co.	1,800	16,243
Nihon Kohden Corp.	100	4,017
Nipro Corp.	2,700	23,676
Ship Healthcare Holdings, Inc.	100	3,562
Sysmex Corp.	300	17,842
Toho Holdings Co., Ltd.	1,800	36,929

		115,907

Household & Personal Products 0.5%
Fancl Corp.	2,000	25,121
Kobayashi Pharmaceutical Co., Ltd.	100	5,643
Kose Corp.	900	29,276
Lion Corp.	1,000	5,526
Mandom Corp.	100	3,390
Pigeon Corp.	100	4,487
Pola Orbis Holdings, Inc.	100	3,983
Unicharm Corp.	900	50,879

		128,305

Insurance 0.1%
Sony Financial Holdings, Inc.	900	14,470

Materials 4.3%
Adeka Corp.	2,000	21,908
Aichi Steel Corp.	1,000	4,007
Air Water, Inc.	1,500	22,148
Asahi Holdings, Inc.	900	15,114
Chugoku Marine Paints Ltd.	1,000	5,781
Daicel Corp.	5,000	43,012
Daido Steel Co., Ltd.	4,000	18,302
Daio Paper Corp.	3,000	30,628
Dowa Holdings Co., Ltd.	4,000	33,038
Earth Chemical Co., Ltd.	900	31,700
FP Corp.	100	5,643
Fuji Seal International, Inc.	900	31,392
Godo Steel Ltd.	9,000	14,814
Hitachi Chemical Co., Ltd.	2,700	37,564
Hitachi Metals Ltd.	2,000	29,765
Hokuetsu Kishu Paper Co., Ltd.	4,500	20,458
Ishihara Sangyo Kaisha Ltd. *	9,000	9,435
Kansai Paint Co., Ltd.	1,000	12,933
Kureha Corp.	4,000	19,086
Kyoei Steel Ltd.	900	16,948
Lintec Corp.	900	17,415
Maruichi Steel Tube Ltd.	900	25,069
Mitsubishi Gas Chemical Co., Inc.	9,000	57,228
Mitsubishi Paper Mills Ltd. *	9,000	8,113
Mitsubishi Steel Manufacturing Co., Ltd.	1,000	2,302
Nihon Parkerizing Co., Ltd.	200	4,301
Nippon Denko Co., Ltd.	1,000	2,802
Nippon Kayaku Co., Ltd.	1,000	12,972
Nippon Paint Co., Ltd.	1,600	24,424
Nippon Shokubai Co., Ltd.	3,000	36,330
Nippon Soda Co., Ltd.	500	2,670
Nissan Chemical Industries Ltd.	1,800	26,754
Nittetsu Mining Co., Ltd.	1,000	4,115
NOF Corp.	1,000	6,800
Pacific Metals Co., Ltd.	1,000	3,331
Rengo Co., Ltd.	9,000	51,849
Sanyo Chemical Industries Ltd.	1,000	6,711
Sanyo Special Steel Co., Ltd.	1,000	4,095
Sumitomo Bakelite Co., Ltd.	9,000	33,861
Sumitomo Osaka Cement Co., Ltd.	9,000	34,566
Taiyo Nippon Sanso Corp.	3,000	22,398
Toagosei Co., Ltd.	9,000	37,388
Toho Zinc Co., Ltd.	1,000	3,321
Tokai Carbon Co., Ltd.	9,000	27,247
Tokuyama Corp.	10,000	36,251
Tokyo Ohka Kogyo Co., Ltd.	900	18,791
Tokyo Steel Manufacturing Co., Ltd. *	5,500	27,860
Topy Industries Ltd.	9,000	15,343
Toyo Ink SC Holdings Co., Ltd.	4,000	18,224
Toyo Kohan Co., Ltd.	500	2,415
Toyobo Co., Ltd.	18,000	31,039
UACJ Corp.	2,000	7,623
Yamato Kogyo Co., Ltd.	900	27,071
Yodogawa Steel Works Ltd.	1,000	4,154
Zeon Corp.	1,000	9,700

		1,078,209

Media 0.4%
Asatsu-DK, Inc.	900	19,426
Avex Group Holdings, Inc.	100	1,825
CyberAgent, Inc.	100	4,385
Daiichikosho Co., Ltd.	900	26,983
Kadokawa Corp.	300	9,803
SKY Perfect JSAT Holdings, Inc.	2,800	14,265
Toho Co., Ltd.	900	17,371
Tokyo Broadcasting System Holdings, Inc.	900	9,964
TV Asahi Corp.	400	7,631
Zenrin Co., Ltd.	300	2,836

		114,489

Pharmaceuticals, Biotechnology & Life Sciences 1.2%
Chugai Pharmaceutical Co., Ltd.	1,800	45,818
Dainippon Sumitomo Pharma Co., Ltd.	1,000	18,439
Hisamitsu Pharmaceutical Co., Inc.	200	9,327
Kaken Pharmaceutical Co., Ltd.	500	7,691
Kissei Pharmaceutical Co., Ltd.	900	24,152
KYORIN Holdings, Inc.	900	19,876
Kyowa Hakko Kirin Co., Ltd.	1,600	17,103
Mitsubishi Tanabe Pharma Corp.	2,700	39,628
Mochida Pharmaceutical Co., Ltd.	200	13,462
Nippon Shinyaku Co., Ltd.	500	9,548
Rohto Pharmaceutical Co., Ltd.	1,000	16,783
Santen Pharmaceutical Co., Ltd.	900	41,929
Sawai Pharmaceutical Co., Ltd.	200	12,737
Tsumura & Co.	900	23,870

		300,363

Real Estate 1.2%
Advance Residence Investment Corp.	9	19,223
Aeon Mall Co., Ltd.	900	24,822
Daikyo, Inc.	3,000	6,584
Japan Excellent, Inc.	5	6,319
Japan Prime Realty Investment Corp.	9	31,083
Japan Real Estate Investment Corp.	5	26,993
Japan Retail Fund Investment Corp.	9	17,706
Kenedix Office Investment Corp.	1	4,948
Leopalace21 Corp. *	4,100	19,884

See financial notes 51

 Schwab Fundamental International Small Company Index ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Nippon Building Fund, Inc.	4	22,809
Nomura Real Estate Holdings, Inc.	900	18,377
Nomura Real Estate Office Fund, Inc.	1	4,213
NTT Urban Development Corp.	1,200	10,311
Orix JREIT, Inc.	9	11,349
Tokyo Tatemono Co., Ltd.	2,000	16,186
Tokyu Fudosan Holdings Corp. *	4,500	35,316
United Urban Investment Corp.	9	13,712

		289,835

Retailing 2.1%
ABC-Mart, Inc.	100	3,948
Adastria Holdings Co., Ltd.	60	1,383
Alpen Co., Ltd.	100	1,693
Aoyama Trading Co., Ltd.	1,000	24,524
Arcland Sakamoto Co., Ltd.	300	5,170
Autobacs Seven Co., Ltd.	1,800	27,882
Bic Camera, Inc.	2,700	15,740
Canon Marketing Japan, Inc.	1,900	24,647
Chiyoda Co., Ltd.	900	17,565
DCM Holdings Co., Ltd.	3,200	20,222
Don Quijote Holdings Co., Ltd.	900	48,675
Doshisha Co., Ltd.	900	13,262
Geo Holdings Corp.	1,800	16,384
Gulliver International Co., Ltd.	900	6,904
H2O Retailing Corp.	4,000	29,589
Hikari Tsushin, Inc.	100	8,622
Izumi Co., Ltd.	900	26,119
Kohnan Shoji Co., Ltd.	1,200	12,110
Komeri Co., Ltd.	900	21,921
Marui Group Co., Ltd.	4,500	36,903
Nitori Holdings Co., Ltd.	900	40,562
Rakuten, Inc.	1,800	25,731
Ryohin Keikaku Co., Ltd.	200	18,067
T-Gaia Corp.	900	8,615
The Daiei, Inc. *	10,050	31,017
United Arrows Ltd.	200	6,594
USS Co., Ltd.	1,800	24,179
Xebio Co., Ltd.	900	16,331

		534,359

Semiconductors & Semiconductor Equipment 0.7%
Advantest Corp.	1,800	19,488
Dainippon Screen Manufacturing Co., Ltd. *	3,000	15,637
Disco Corp.	100	6,712
Renesas Electronics Corp. *	4,900	35,286
Sanken Electric Co., Ltd.	1,000	6,956
Shinko Electric Industries Co., Ltd.	1,800	13,491
Sumco Corp.	2,700	20,634
Tokyo Seimitsu Co., Ltd.	500	10,244
Ulvac, Inc. *	1,800	36,841

		165,289

Software & Services 1.6%
Capcom Co., Ltd.	900	17,160
Dena Co., Ltd.	900	19,399
DTS Corp.	300	5,849
Fuji Soft, Inc.	300	6,111
Gree, Inc.	900	9,929
IT Holdings Corp.	2,700	46,320
Itochu Techno-Solutions Corp.	900	41,576
NEC Networks & System Integration Corp.	900	19,532
NET One Systems Co., Ltd.	2,700	17,698
Nexon Co., Ltd.	100	846
Nihon Unisys Ltd.	1,800	20,652
Nomura Research Institute Ltd.	1,000	32,626
NS Solutions Corp.	100	2,606
NSD Co., Ltd.	900	11,560
Obic Co., Ltd.	500	15,701
Otsuka Corp.	160	20,489
SCSK Corp.	400	12,012
Square Enix Holdings Co., Ltd.	1,000	22,652
Transcosmos, Inc.	900	19,488
Trend Micro, Inc.	900	30,069
Yahoo Japan Corp.	4,600	29,070

		401,345

Technology Hardware & Equipment 2.6%
Alps Electric Co., Ltd. *	4,700	60,324
Amano Corp.	1,000	9,974
Anritsu Corp.	900	10,264
Azbil Corp.	1,000	24,328
Canon Electronics, Inc.	100	1,791
Citizen Holdings Co., Ltd.	5,400	44,072
Daiwabo Holdings Co., Ltd.	9,000	17,107
Eizo Corp.	500	13,682
Hamamatsu Photonics K.K.	900	36,418
Hirose Electric Co., Ltd.	200	28,413
Hitachi High-Technologies Corp.	1,800	43,314
Hitachi Kokusai Electric, Inc.	1,000	13,501
Horiba Ltd.	500	19,203
Hosiden Corp.	5,400	25,872
Japan Aviation Electronics Industry Ltd.	1,000	15,970
Macnica, Inc.	100	2,884
Melco Holdings, Inc.	100	1,519
Mitsumi Electric Co., Ltd. *	5,000	39,191
Nichicon Corp.	900	7,389
Nippon Chemi-Con Corp. *	1,000	3,214
Oki Electric Industry Co., Ltd. *	9,000	21,339
Riso Kagaku Corp.	500	10,973
Ryosan Co., Ltd.	1,800	37,988
Shimadzu Corp.	2,000	16,519
Taiyo Yuden Co., Ltd.	1,800	22,133
Toshiba TEC Corp.	9,000	59,080
UKC Holdings Corp.	400	6,827
Yaskawa Electric Corp.	1,600	23,703
Yokogawa Electric Corp.	2,700	41,929

		658,921

Transportation 1.5%
Fukuyama Transporting Co., Ltd.	1,000	5,810
Hitachi Transport System, Ltd.	1,800	28,711
Japan Airport Terminal Co., Ltd.	900	20,784
Kamigumi Co., Ltd.	9,000	83,153
Keikyu Corp.	2,600	21,729
Keio Corp.	5,000	35,223
Keisei Electric Railway Co., Ltd.	600	5,244
Kintetsu World Express, Inc.	500	21,481
Mitsubishi Logistics Corp.	500	6,912
Mitsui-Soko Co., Ltd.	1,000	4,056
Nankai Electric Railway Co., Ltd.	2,300	8,541
Nippon Konpo Unyu Soko Co., Ltd.	900	15,757
Nishi-Nippon Railroad Co., Ltd.	9,000	35,272

52 See financial notes

 Schwab Fundamental International Small Company Index ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Odakyu Electric Railway Co., Ltd.	3,000	26,748
Sankyu, Inc.	9,000	39,504
Senko Co., Ltd.	1,000	4,899
Sotetsu Holdings, Inc.	1,000	3,566
The Sumitomo Warehouse Co., Ltd.	1,000	4,987

		372,377

Utilities 0.1%
Shizuoka Gas Co., Ltd.	1,800	10,352
The Okinawa Electric Power Co., Inc.	400	13,345

		23,697

		8,918,932

Luxembourg 0.6%

Banks 0.1%
Espirito Santo Financial Group S.A. *	5,058	33,874

Commercial & Professional Services 0.1%
Regus plc	6,831	26,696

Consumer Durables & Apparel 0.0%
Samsonite International S.A.	2,700	7,445

Household & Personal Products 0.1%
Oriflame Cosmetics S.A.	630	16,021

Materials 0.2%
AZ Electronic Materials S.A.	1,719	11,506
Ternium S.A.	1,198	35,485

		46,991

Media 0.1%
RTL Group S.A. *	90	11,615

Semiconductors & Semiconductor Equipment 0.0%
Magnachip Semiconductor Corp. *	225	3,317

		145,959

Netherlands 2.2%

Capital Goods 0.7%
Aalberts Industries N.V.	1,125	38,060
AerCap Holdings N.V. *	810	34,830
Arcadis N.V.	648	24,523
Koninklijke Boskalis Westminster N.V.	873	43,726
Sensata Technologies Holding N.V. *	315	12,802
TKH Group N.V.	540	18,944

		172,885

Commercial & Professional Services 0.3%
USG People N.V.	3,846	73,251

Consumer Durables & Apparel 0.1%
TomTom N.V. *	2,934	18,940

Diversified Financials 0.0%
BinckBank N.V.	270	3,095

Energy 0.3%
Core Laboratories N.V.	54	10,155
Koninklijke Vopak N.V.	351	20,574
SBM Offshore N.V. *	2,197	34,046

		64,775

Food & Staples Retailing 0.1%
X5 Retail Group N.V. *	1,080	19,170

Food, Beverage & Tobacco 0.0%
Koninklijke Wessanen N.V.	1,674	8,208

Materials 0.1%
Koninklijke Ten Cate N.V.	720	23,866

Real Estate 0.3%
Corio N.V.	666	31,284
Eurocommercial Properties N.V.	270	12,161
VastNed Retail N.V.	306	15,468
Wereldhave N.V.	234	20,086

		78,999

Semiconductors & Semiconductor Equipment 0.2%
ASM International N.V.	396	15,322
NXP Semiconductor N.V. *	378	21,255

		36,577

Software & Services 0.0%
Unit 4 N.V.	216	11,517

Telecommunication Services 0.1%
Ziggo N.V.	540	24,724

		536,007

New Zealand 0.5%

Consumer Services 0.1%
SKYCITY Entertainment Group Ltd.	5,850	19,318

Health Care Equipment & Services 0.1%
Fisher & Paykel Healthcare Corp., Ltd.	4,500	15,162

Materials 0.0%
Nuplex Industries Ltd.	4,698	13,303

Media 0.1%
Sky Network Television Ltd.	3,150	16,198

Real Estate 0.0%
Kiwi Income Property Trust	4,014	3,794

Telecommunication Services 0.0%
Chorus Ltd.	4,500	5,766

Transportation 0.1%
Air New Zealand Ltd.	7,452	11,115
Auckland International Airport Ltd.	4,302	13,519
Mainfreight Ltd.	540	5,826

		30,460

Utilities 0.1%
Contact Energy Ltd.	3,474	15,617
Infratil Ltd.	5,877	10,864

		26,481

		130,482

Norway 1.3%

Banks 0.1%
SpareBank 1 SR Bank A.S.A.	1,278	13,333
Sparebanken 1 SMN	1,242	11,920

		25,253

Capital Goods 0.1%
Vard Holdings Ltd. *	9,000	6,501
Veidekke A.S.A.	2,079	18,306

		24,807

See financial notes 53

 Schwab Fundamental International Small Company Index ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Commercial & Professional Services 0.1%
Tomra Systems A.S.A.	1,170	10,936

Diversified Financials 0.0%
Aker A.S.A., A Shares	270	8,901

Energy 0.2%
Fred. Olsen Energy A.S.A.	387	12,725
Kvaerner A.S.A.	4,843	10,428
TGS Nopec Geophysical Co. A.S.A.	973	30,777

		53,930

Food, Beverage & Tobacco 0.1%
Austevoll Seafood A.S.A.	738	4,385
Cermaq A.S.A.	810	8,957
Leroy Seafood Group A.S.A.	153	4,776

		18,118

Insurance 0.2%
Gjensidige Forsikring A.S.A.	1,611	33,855
Storebrand A.S.A. *	3,222	20,437

		54,292

Media 0.1%
Schibsted A.S.A.	495	32,678

Semiconductors & Semiconductor Equipment 0.2%
REC Silicon A.S.A. *	78,759	58,711

Software & Services 0.1%
Atea A.S.A.	1,215	13,030

Transportation 0.1%
Golden Ocean Group Ltd.	10,368	22,792

		323,448

Portugal 0.4%

Banks 0.1%
Banco BPI S.A. - Reg’d *	8,973	21,192

Food & Staples Retailing 0.2%
Jeronimo Martins, SGPS, S.A.	1,134	19,288
Sonae	22,770	41,041

		60,329

Media 0.1%
ZON OPTIMUS, SGPS, S.A.	1,981	15,514

Utilities 0.0%
REN - Redes Energeticas Nacionais SGPS S.A.	2,709	10,330

		107,365

Singapore 1.5%

Capital Goods 0.3%
Cosco Corp. Singapore Ltd.	18,000	9,805
Sembcorp Marine Ltd.	9,000	29,202
Singapore Technologies Engineering Ltd.	9,000	26,999
United Engineers Ltd.	9,000	12,931

		78,937

Consumer Services 0.1%
Genting Singapore plc	18,000	19,113

Diversified Financials 0.1%
Singapore Exchange Ltd.	2,600	14,122

Food & Staples Retailing 0.1%
Olam International Ltd.	12,000	16,815

Food, Beverage & Tobacco 0.1%
Golden Agri-Resources Ltd.	63,000	27,603

Real Estate 0.4%
Ascendas Real Estate Investment Trust	9,000	15,347
CapitaCommercial Trust	9,000	10,409
CapitaLand Ltd.	18,000	40,499
CapitaMall Trust	9,000	13,500
City Developments Ltd.	2,000	14,826
Global Logistic Properties Ltd.	1,000	2,234
Keppel Land Ltd.	3,000	7,602
Suntec Real Estate Investment Trust	9,000	11,830
UOL Group Ltd.	1,000	4,831

		121,078

Telecommunication Services 0.1%
M1 Ltd.	800	2,148
StarHub Ltd.	9,000	29,699

		31,847

Transportation 0.3%
Hutchison Port Holdings Trust	27,000	16,875
Neptune Orient Lines Ltd. *	27,000	20,249
SATS Ltd.	9,000	21,244
Singapore Post Ltd.	9,000	9,379
SMRT Corp., Ltd.	9,000	7,283

		75,030

		384,545

Spain 2.4%

Banks 0.2%
Bankinter S.A.	5,978	48,491

Capital Goods 0.8%
Abengoa S.A.	8,501	40,366
Construcciones y Auxiliar de Ferrocarriles S.A.	19	10,128
Elecnor S.A.	306	4,518
Gamesa Corp. Tecnologica S.A. *	7,056	79,542
Obrascon Huarte Lain S.A.	522	23,027
Sacyr S.A. *	3,655	22,161
Zardoya Otis S.A.	1,566	27,123

		206,865

Commercial & Professional Services 0.1%
Prosegur Cia de Seguridad S.A. - Reg’d	1,692	9,955

Diversified Financials 0.1%
Bolsas y Mercados Espanoles S.A.	729	30,422

Energy 0.1%
Tecnicas Reunidas S.A.	234	12,999

Food, Beverage & Tobacco 0.2%
Ebro Foods S.A.	1,170	25,799
Viscofan S.A.	360	18,526

		44,325

Insurance 0.2%
Grupo Catalana Occidente S.A.	355	14,258
Mapfre S.A.	10,692	44,302

		58,560

54 See financial notes

 Schwab Fundamental International Small Company Index ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Materials 0.2%
Acerinox S.A.	3,150	45,943

Media 0.2%
Atresmedia Corp de Medios de Comunicaion S.A. *	859	15,305
Mediaset Espana Comunicacion S.A. *	3,186	38,177

		53,482

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Almirall S.A.	765	13,461
Grifols S.A.	396	20,745

		34,206

Software & Services 0.2%
Indra Sistemas S.A.	2,340	42,984

		588,232

Sweden 2.4%

Capital Goods 0.4%
Haldex AB	540	5,458
Indutrade AB	306	14,618
Lindab International AB *	1,692	21,752
Nibe Industrier AB	495	13,438
Peab AB	4,392	29,963
Saab AB, Class B	873	24,177

		109,406

Commercial & Professional Services 0.2%
Intrum Justitia AB	630	18,392
Loomis AB, B Shares	999	24,563

		42,955

Consumer Durables & Apparel 0.2%
JM AB	1,251	41,168
Nobia AB	1,683	15,239

		56,407

Diversified Financials 0.2%
L E Lundbergforetagen AB, B Shares	378	17,750
Ratos AB, B Shares	3,735	34,810

		52,560

Energy 0.0%
Lundin Petroleum AB *	603	12,115

Food & Staples Retailing 0.1%
Axfood AB	333	18,954

Food, Beverage & Tobacco 0.1%
AarhusKarlshamn AB	198	13,291

Health Care Equipment & Services 0.1%
Elekta AB, B Shares	963	12,816

Materials 0.3%
BillerudKorsnas AB	1,539	21,479
Hexpol AB	72	6,497
Holmen AB, B Shares	1,080	40,498

		68,474

Media 0.2%
Eniro AB *	1,440	14,725
Modern Times Group AB, B Shares	657	31,303

		46,028

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Meda AB, A Shares	2,097	31,689

Real Estate 0.2%
Castellum AB	900	15,778
Fabege AB	1,170	16,274
Kungsleden AB	2,619	22,590

		54,642

Retailing 0.1%
Bilia AB	711	22,310
Clas Ohlson AB, B Shares	540	10,264
KappAhl AB *	774	5,075

		37,649

Technology Hardware & Equipment 0.1%
Hexagon AB, B Shares	855	30,366

Transportation 0.1%
SAS AB *	7,110	19,868

		607,220

Switzerland 3.2%

Banks 0.1%
Banque Cantonale Vaudoise - Reg’d	18	10,586
Valiant Holding AG - Reg’d	117	11,869

		22,455

Capital Goods 0.8%
AFG Arbonia-Forster Holding AG *	378	12,188
Belimo Holding AG - Reg’d	1	2,725
Bucher Industries AG - Reg’d	27	8,254
Daetwyler Holding AG	45	6,923
Georg Fischer AG - Reg’d *	72	57,629
Implenia AG - Reg’d *	162	12,268
Meyer Burger Technology AG *	549	10,378
OC Oerlikon Corp. AG - Reg’d *	1,278	21,837
Rieter Holding AG - Reg’d *	63	14,291
Sulzer AG - Reg’d	225	31,803
Zehnder Group AG	189	9,001

		187,297

Commercial & Professional Services 0.2%
DKSH Holding AG	198	14,286
Gategroup Holding AG *	648	21,004
Kaba Holding AG, B Shares - Reg’d *	27	13,426

		48,716

Consumer Durables & Apparel 0.1%
Forbo Holding AG - Reg’d *	18	16,144

Consumer Services 0.1%
Kuoni Reisen Holding AG - Reg’d *	63	26,769

Diversified Financials 0.2%
Julius Baer Group Ltd. *	864	40,434
Partners Group Holding AG	45	11,705

		52,139

Food, Beverage & Tobacco 0.1%
Barry Callebaut AG - Reg’d *	18	22,418
Emmi AG *	18	6,335

		28,753

Health Care Equipment & Services 0.3%
Nobel Biocare Holding AG - Reg’d *	1,593	23,331
Sonova Holding AG - Reg’d *	207	29,235
Straumann Holding AG - Reg’d	63	13,547

		66,113

See financial notes 55

 Schwab Fundamental International Small Company Index ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Insurance 0.1%
Helvetia Holding AG - Reg’d	54	27,972

Materials 0.1%
Ems-Chemie Holding AG - Reg’d	54	20,783
Schmolz + Bickenbach AG - Reg’d *	6,894	9,862

		30,645

Pharmaceuticals, Biotechnology & Life Sciences 0.4%
Actelion Ltd. - Reg’d *	486	51,453
Galenica AG - Reg’d	36	38,215

		89,668

Real Estate 0.1%
Allreal Holding AG - Reg’d *	54	7,541
Swiss Prime Site AG - Reg’d *	180	15,102

		22,643

Retailing 0.2%
Dufry AG - Reg’d *	117	19,819
Valora Holding AG - Reg’d	99	28,077

		47,896

Software & Services 0.0%
Temenos Group AG - Reg’d	180	6,345

Technology Hardware & Equipment 0.2%
Logitech International S.A. - Reg’d	3,654	58,287

Transportation 0.2%
Flughafen Zuerich AG - Reg’d	27	17,105
Panalpina Welttransport Holding AG - Reg’d	252	41,742

		58,847

		790,689

United Kingdom 14.1%

Banks 0.0%
Paragon Group Cos. plc	1,620	11,115

Capital Goods 1.6%
Ashtead Group plc	3,160	46,390
Bodycote plc	2,439	30,901
Chemring Group plc	3,366	15,513
Fenner plc	1,647	11,719
Galliford Try plc	1,296	27,779
Interserve plc	2,480	25,248
Keller Group plc	1,584	33,713
Kier Group plc	702	22,258
Lavendon Group plc	1,557	5,434
Melrose Industries plc	4,028	22,155
Morgan Crucible Co. plc	3,987	23,045
Morgan Sindall Group plc	810	10,283
Qinetiq Group plc	10,251	39,392
Rotork plc	369	16,585
Senior plc	3,222	15,529
Speedy Hire plc	6,273	7,648
Spirax-Sarco Engineering plc	459	23,853
Ultra Electronics Holdings plc	531	17,130

		394,575

Commercial & Professional Services 1.6%
Babcock International Group plc	1,935	47,701
Berendsen plc	2,675	46,936
Cape plc	3,069	14,671
De La Rue plc	2,052	28,130
Homeserve plc	3,519	19,455
Intertek Group plc	603	29,720
Mears Group plc	1,296	11,077
Michael Page International plc	4,500	38,234
Mitie Group plc	6,300	36,488
Rentokil Initial plc	23,301	51,974
RPS Group plc	3,285	19,048
Shanks Group plc	10,557	20,832
WS Atkins plc	1,008	25,035

		389,301

Consumer Durables & Apparel 0.6%
Bellway plc	1,800	50,557
Bovis Homes Group plc	1,368	21,378
Guinness Peat Group plc *	45,963	27,034
Redrow plc	2,174	12,453
The Berkeley Group Holdings plc	810	37,208

		148,630

Consumer Services 1.0%
Betfair Group plc	873	16,810
Enterprise Inns plc *	22,329	57,964
Greene King plc	2,934	45,211
J.D. Wetherspoon plc	1,674	22,892
Marston’s plc	11,250	28,186
Mitchells & Butlers plc *	5,877	47,767
Spirit Pub Co. plc	7,920	11,016
The Restaurant Group plc	1,703	19,122

		248,968

Diversified Financials 1.6%
3i Group plc	2,611	18,421
Aberdeen Asset Management plc	3,843	25,156
Ashmore Group plc	1,998	10,601
Close Brothers Group plc	1,530	37,589
F&C Asset Management plc	3,600	7,632
Henderson Group plc	9,497	40,569
IG Group Holdings plc	2,718	28,833
Intermediate Capital Group plc	1,800	13,577
International Personal Finance plc	2,646	23,724
Investec plc	4,770	35,548
Jupiter Fund Management plc	1,899	13,901
London Stock Exchange Group plc	1,675	56,899
Provident Financial plc	1,314	41,333
Schroders plc	588	26,734
Schroders plc, Non-Voting Shares	270	9,425
Tullett Prebon plc	3,717	20,868

		410,810

Energy 0.5%
Asia Resource Minerals plc *	2,712	10,567
EnQuest plc *	4,734	11,591
Hargreaves Services plc	180	2,639
Hunting plc	1,341	19,046
Petrofac Ltd.	1,332	30,537
Premier Oil plc	2,529	13,372
Subsea 7 S.A.	1,710	32,681

		120,433

Food & Staples Retailing 0.3%
Booker Group plc	18,165	53,060
Greggs plc	2,736	23,086

		76,146

56 See financial notes

 Schwab Fundamental International Small Company Index ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Food, Beverage & Tobacco 0.4%
Britvic plc	2,138	27,857
Cranswick plc	963	20,254
Dairy Crest Group plc	3,852	34,310
Greencore Group plc	5,382	24,082

		106,503

Health Care Equipment & Services 0.1%
Synergy Health plc	630	14,221

Household & Personal Products 0.1%
PZ Cussons plc	2,925	18,014

Insurance 0.9%
Admiral Group plc	1,485	35,712
Beazley plc	5,193	22,975
Catlin Group Ltd.	4,635	41,246
Direct Line Insurance Group plc	2,358	10,452
Hiscox Ltd.	3,888	42,482
Jardine Lloyd Thompson Group plc	900	15,988
Lancashire Holdings Ltd.	2,673	32,858
Phoenix Group Holdings	2,196	27,601

		229,314

Materials 1.0%
African Barrick Gold plc	2,927	13,793
Alent plc	1,071	5,564
Croda International plc	558	23,762
DS Smith plc	9,243	54,664
Elementis plc	3,330	16,083
Essentra plc	1,413	21,075
Evraz plc *	14,373	16,873
Hill & Smith Holdings plc	621	5,802
Lonmin plc *	7,020	35,458
Petropavlovsk plc	8,487	13,227
Randgold Resources Ltd.	171	13,604
RPC Group plc	2,160	22,407
Synthomer plc	1,152	5,120
Victrex plc	450	14,419

		261,851

Media 0.3%
Cineworld Group plc	1,800	9,562
Trinity Mirror plc *	7,679	29,373
UBM plc	3,951	47,508

		86,443

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Genus plc	108	2,114
Hikma Pharmaceuticals plc	630	15,140

		17,254

Real Estate 0.7%
Derwent London plc	261	12,120
Hammerson plc	4,428	42,632
Intu Properties plc	4,635	25,221
Savills plc	1,764	18,062
SEGRO plc	7,650	45,756
Songbird Estates plc *	6,165	19,088

		162,879

Retailing 1.0%
Darty plc	28,165	54,752
Debenhams plc	22,473	28,510
Halfords Group plc	5,256	41,496
Howden Joinery Group plc	1,225	7,793
John Menzies plc	792	9,085
Lookers plc	6,417	13,953
Mothercare plc *	2,304	9,634
N Brown Group plc	1,566	15,484
Sports Direct International plc *	1,197	16,178
WH Smith plc	2,241	43,978

		240,863

Semiconductors & Semiconductor Equipment 0.2%
ARM Holdings plc	1,755	29,705
CSR plc	1,800	22,850

		52,555

Software & Services 0.3%
Aveva Group plc	180	6,513
Computacenter plc	2,547	29,239
Fidessa Group plc	135	5,805
Micro Focus International plc	983	12,907
Xchanging plc	4,770	14,109

		68,573

Technology Hardware & Equipment 0.8%
Domino Printing Sciences plc	900	12,126
Electrocomponents plc	7,551	34,028
Halma plc	2,349	24,013
Laird plc	5,598	29,505
Pace plc	3,150	21,934
Premier Farnell plc	4,320	16,651
Spectris plc	783	32,241
Spirent Communications plc	6,759	11,893
TT electronics plc	4,275	15,958
Xyratex Ltd.	1,080	14,245

		212,594

Telecommunication Services 0.2%
Kcom Group plc	6,534	10,632
TalkTalk Telecom Group plc	5,958	31,602

		42,234

Transportation 0.8%
BBA Aviation plc	6,093	34,339
easyJet plc	1,278	36,859
Go-Ahead Group plc	765	27,769
Northgate plc	5,097	50,824
Stagecoach Group plc	4,320	28,235
Stobart Group Ltd.	2,547	6,499
Stolt-Nielsen Ltd.	621	19,124

		203,649

		3,516,925

Total Common Stock
(Cost $23,444,827)		24,790,171

Other Investment Companies 0.1% of net assets

United States 0.1%

Equity Fund 0.1%
iShares MSCI EAFE Small Cap ETF	600	31,644

See financial notes 57

 Schwab Fundamental International Small Company Index ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Money Market Fund 0.0%
State Street Institutional U.S. Government Money Market Fund, Institutional Class 0.01% (a)	2,020	2,020

Total Other Investment Companies
(Cost $31,349)		33,664

Preferred Stock 0.4% of net assets

Germany 0.3%

Automobiles & Components 0.1%
Porsche Automobil Holding SE	369	38,830

Capital Goods 0.1%
Jungheinrich AG	234	17,281

Health Care Equipment & Services 0.0%
Draegerwerk AG & Co. KGaA	90	12,061

Materials 0.1%
Fuchs Petrolub SE	234	23,367

		91,539

Italy 0.1%

Insurance 0.1%
Unipol Gruppo Finanziario S.p.A.	3,033	19,244

Total Preferred Stock
(Cost $94,836)		110,783

End of Investments.

At 02/28/14, the tax basis cost of the fund’s investments was $23,653,427 and the unrealized appreciation and depreciation were $1,976,578 and ($695,387), respectively, with a net unrealized appreciation of $1,281,191.

*	Non-income producing security.
(a)	The rate shown is the 7-day yield.

ETF —	Exchange Traded Fund
Reg’d —	Registered
REIT —	Real Estate Investment Trust

58 See financial notes

 Schwab Fundamental Emerging Markets Large Company Index ETF

Portfolio Holdings as of February 28, 2014

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website at www.schwabetfs.com.

		Cost	Value
Holdings by Category		($)	($)

89.0%	Common Stock	20,354,508	20,012,776
1.7%	Other Investment Companies	352,770	371,119
9.2%	Preferred Stock	2,269,459	2,072,068
0.0%	Rights	—	—

99.9%	Total Investments	22,976,737	22,455,963
0.1%	Other Assets and Liabilities, Net		25,870

100.0%	Net Assets		22,481,833

	Number	Value
Security	of Shares	($)

Common Stock 89.0% of net assets

Brazil 5.2%

Banks 0.8%
Banco Bradesco S.A.	5,400	67,384
Banco do Brasil S.A.	9,964	88,294
Itau Unibanco Holding S.A.	1,800	22,424

		178,102

Capital Goods 0.2%
Embraer S.A.	4,500	40,358

Diversified Financials 0.1%
BM&FBovespa S.A.	6,300	27,158

Energy 1.3%
Petroleo Brasileiro S.A.	45,995	255,769
Ultrapar Participacoes S.A.	2,217	49,493

		305,262

Food, Beverage & Tobacco 0.6%
AMBEV S.A.	9,031	65,258
BRF S.A.	2,089	38,382
JBS S.A.	9,995	32,090

		135,730

Materials 1.5%
Companhia Siderurgica Nacional S.A.	18,000	78,827
Usinas Siderurgicas de Minas Gerais S.A. *	2,700	10,726
Vale S.A.	17,195	242,909

		332,462

Software & Services 0.1%
Cielo S.A.	1,125	30,581

Telecommunication Services 0.2%
Oi S.A.	3,600	6,195
Tim Participacoes S.A.	7,200	35,322

		41,517

Utilities 0.4%
Centrais Eletricas Brasileiras S.A.	12,600	26,969
Cia Energetica de Minas Gerais	900	5,213
Companhia de Saneamento Basico do Estado de Sao Paulo	3,214	29,581
CPFL Energia S.A.	3,600	25,890

		87,653

		1,178,823

Chile 0.7%

Energy 0.2%
Empresas COPEC S.A.	3,042	40,664

Food & Staples Retailing 0.1%
Cencosud S.A.	7,236	22,052

Utilities 0.4%
Empresa Nacional de Electricidad S.A.	21,600	29,346
Enersis S.A.	251,046	71,977

		101,323

		164,039

China 12.2%

Automobiles & Components 0.1%
Dongfeng Motor Group Co., Ltd., H Shares	19,500	26,583

Banks 4.4%
Agricultural Bank of China Ltd., H Shares	117,000	49,598
Bank of China Ltd., H Shares	558,000	234,386
Bank of Communications Co., Ltd., H Shares	37,000	23,742
BOC Hong Kong Holdings Ltd.	15,500	47,033
China Construction Bank Corp., H Shares	531,000	364,671
China Merchants Bank Co., Ltd., H Shares	15,500	27,201
Industrial & Commercial Bank of China Ltd., H Shares	414,000	248,046

		994,677

Capital Goods 0.3%
China Communications Construction Co., Ltd., H Shares	47,000	32,823
China Railway Group Ltd., H Shares	47,000	20,408

		53,231

Consumer Durables & Apparel 0.1%
Yue Yuen Industrial Holdings Ltd.	9,000	27,541

Energy 3.4%
China Petroleum & Chemical Corp., H Shares	365,000	324,035
China Shenhua Energy Co., Ltd., H Shares	20,500	55,734
CNOOC Ltd.	103,000	168,812
PetroChina Co., Ltd., H Shares	207,000	218,174

		766,755

See financial notes 59

 Schwab Fundamental Emerging Markets Large Company Index ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Food & Staples Retailing 0.1%
China Resources Enterprise Ltd.	8,000	22,523

Insurance 0.7%
China Life Insurance Co., Ltd., H Shares	28,000	81,896
China Pacific Insurance (Group) Co., Ltd., H Shares	7,200	24,723
People’s Insurance Co. Group of China Ltd., H Shares	45,000	19,424
Ping An Insurance Group Co. of China Ltd., H Shares	4,500	36,558

		162,601

Materials 0.1%
China National Building Material Co., Ltd., H Shares	22,000	20,977

Real Estate 0.1%
China Overseas Land & Investment Ltd.	8,200	22,029

Retailing 0.3%
Belle International Holdings Ltd.	18,000	22,195
GOME Electrical Appliances Holdings Ltd.	234,000	39,196

		61,391

Technology Hardware & Equipment 0.2%
Lenovo Group Ltd.	36,000	38,407

Telecommunication Services 2.4%
China Mobile Ltd.	41,000	389,606
China Telecom Corp., Ltd., H Shares	180,000	77,927
China Unicom (Hong Kong) Ltd.	54,000	71,944

		539,477

		2,736,192

Colombia 0.2%

Banks 0.1%
Bancolombia S.A.	1,125	13,242

Energy 0.1%
Ecopetrol S.A.	22,824	39,016

		52,258

Czech Republic 0.5%

Telecommunication Services 0.2%
Telefonica Czech Republic A/S	2,304	35,042

Utilities 0.3%
CEZ A/S	2,493	67,289

		102,331

Egypt 0.2%

Telecommunication Services 0.2%
Global Telecom Holding GDR *	15,660	50,175

Greece 2.2%

Banks 0.9%
Alpha Bank AE *	67,662	68,500
National Bank of Greece S.A. *	12,204	60,006
Piraeus Bank S.A. *	24,939	68,889

		197,395

Consumer Services 0.6%
OPAP S.A.	8,325	131,078

Telecommunication Services 0.4%
Hellenic Telecommunications Organization S.A. *	5,634	98,824

Utilities 0.3%
Public Power Corp. S.A.	3,753	59,972

		487,269

Hungary 0.6%

Banks 0.2%
OTP Bank plc	2,754	48,937

Energy 0.2%
MOL Hungarian Oil & Gas plc	918	53,959

Telecommunication Services 0.2%
Magyar Telekom Telecommunications plc	21,204	31,642

		134,538

India 2.1%

Automobiles & Components 0.3%
Mahindra & Mahindra Ltd. GDR	1,611	25,132
Tata Motors Ltd. ADR	1,008	35,159

		60,291

Banks 0.3%
ICICI Bank Ltd. ADR	1,188	42,388
State Bank of India GDR - Reg’d	612	30,630

		73,018

Energy 0.8%
Reliance Industries Ltd. GDR (a)	7,443	192,178

Materials 0.2%
Tata Steel Ltd. GDR	7,335	39,756

Software & Services 0.5%
Infosys Ltd. ADR	1,800	111,006

		476,249

Indonesia 0.8%

Automobiles & Components 0.3%
PT Astra International Tbk	99,000	59,269

Banks 0.1%
PT Bank Rakyat Indonesia (Persero) Tbk	36,800	29,401

Energy 0.1%
PT Bumi Resources Tbk *	472,500	13,228

Telecommunication Services 0.3%
PT Telekomunikasi Indonesia (Persero) Tbk	382,500	76,605

		178,503

60 See financial notes

 Schwab Fundamental Emerging Markets Large Company Index ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Malaysia 1.7%

Banks 0.6%
CIMB Group Holdings Berhad	16,200	35,401
Malayan Banking Berhad	13,500	40,296
Public Bank Berhad	9,000	52,410

		128,107

Capital Goods 0.2%
Sime Darby Berhad	17,100	47,545

Consumer Services 0.1%
Genting Berhad	10,800	33,292

Food, Beverage & Tobacco 0.1%
IOI Corp. Berhad	16,200	22,793

Telecommunication Services 0.4%
Axiata Group Berhad	21,600	43,180
Telekom Malaysia Berhad	23,400	40,494

		83,674

Utilities 0.3%
Tenaga Nasional Berhad	19,800	72,516

		387,927

Mexico 3.5%

Banks 0.3%
Grupo Financiero Banorte S.A.B. de C.V., O Shares	4,500	29,231
Grupo Financiero Santander Mexico S.A.B. de C.V. ADR	3,181	35,118

		64,349

Capital Goods 0.1%
Alfa S.A.B. de C.V., A Shares	11,700	28,172

Food & Staples Retailing 0.3%
Wal-Mart de Mexico S.A.B. de C.V., Series V	27,000	57,265

Food, Beverage & Tobacco 0.5%
Coca-Cola Femsa S.A.B. de C.V., Series L	1,800	17,455
Fomento Economico Mexicano S.A.B. de C.V.	7,300	62,554
Grupo Bimbo S.A.B. de C.V., Series A	9,900	25,975

		105,984

Materials 1.0%
Cemex S.A.B. de C.V., Series CPO *	126,000	164,965
Grupo Mexico S.A.B. de C.V., Series B	18,000	55,355

		220,320

Media 0.3%
Grupo Televisa S.A.B., Series CPO	13,500	79,404

Telecommunication Services 1.0%
America Movil S.A.B. de C.V., Series L	238,500	231,220

		786,714

Philippines 0.1%

Telecommunication Services 0.1%
Philippine Long Distance Telephone Co.	495	29,899

Poland 2.5%

Banks 0.5%
Bank Pekao S.A.	630	40,255
Powszechna Kasa Oszczednosci Bank Polski S.A.	4,437	64,855

		105,110

Energy 0.5%
Polski Koncern Naftowy Orlen S.A.	7,650	110,679

Insurance 0.2%
Powszechny Zaklad Ubezpieczen S.A.	369	53,869

Materials 0.4%
KGHM Polska Miedz S.A.	2,448	94,743

Telecommunication Services 0.4%
Orange Polska S.A.	28,602	95,734

Utilities 0.5%
PGE S.A.	10,566	64,435
Tauron Polska Energia S.A.	25,380	40,500

		104,935

		565,070

Republic of Korea 20.1%

Automobiles & Components 2.3%
Hyundai Mobis	414	121,582
Hyundai Motor Co.	1,262	289,640
Kia Motors Corp.	1,899	98,552

		509,774

Banks 1.6%
Hana Financial Group, Inc.	1,980	77,345
KB Financial Group, Inc.	2,340	87,462
Shinhan Financial Group Co., Ltd.	3,420	142,407
Woori Finance Holdings Co., Ltd. *	4,680	52,828

		360,042

Capital Goods 3.6%
Daelim Industrial Co., Ltd.	360	29,711
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	990	30,465
Doosan Corp.	225	29,087
Doosan Heavy Industries & Construction Co., Ltd.	630	21,364
Hyundai Engineering & Construction Co., Ltd.	513	28,065
Hyundai Heavy Industries Co., Ltd.	558	114,736
LG Corp.	3,879	203,488
Samsung C&T Corp.	1,422	83,788
Samsung Heavy Industries Co., Ltd.	1,260	37,652
SK Holdings Co., Ltd.	954	172,033
SK Networks Co., Ltd. *	7,020	54,779

		805,168

Consumer Durables & Apparel 0.7%
LG Electronics, Inc.	2,844	162,248

Energy 1.1%
GS Holdings	1,464	67,954
S-Oil Corp.	657	40,251
SK Innovation Co., Ltd.	1,062	132,812

		241,017

See financial notes 61

 Schwab Fundamental Emerging Markets Large Company Index ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Food & Staples Retailing 0.1%
E-Mart Co., Ltd.	135	32,122

Food, Beverage & Tobacco 0.3%
KT&G Corp.	900	65,930

Insurance 0.4%
Samsung Fire & Marine Insurance Co., Ltd.	225	49,637
Samsung Life Insurance Co., Ltd.	387	36,615

		86,252

Materials 2.5%
Cheil Industries, Inc.	396	25,559
Hanwha Corp.	1,530	51,597
Hyosung Corp.	495	33,758
Hyundai Steel Co.	666	42,424
LG Chem Ltd.	369	87,972
Lotte Chemical Corp. *	180	34,230
POSCO	1,089	289,720

		565,260

Retailing 0.3%
Lotte Shopping Co., Ltd.	90	28,454
Shinsegae Co., Ltd.	198	41,826

		70,280

Semiconductors & Semiconductor Equipment 4.3%
Samsung Electronics Co., Ltd.	679	858,053
SK Hynix, Inc. *	2,970	107,810

		965,863

Software & Services 0.8%
NAVER Corp.	63	48,216
SK C&C Co., Ltd.	945	128,361

		176,577

Technology Hardware & Equipment 0.7%
LG Display Co., Ltd. *	4,230	96,488
Samsung Electro-Mechanics Co., Ltd.	369	23,436
Samsung SDI Co., Ltd.	261	36,552

		156,476

Telecommunication Services 0.7%
LG Uplus Corp.	3,690	36,122
SK Telecom Co., Ltd.	558	113,168

		149,290

Utilities 0.7%
Korea Electric Power Corp.	4,680	162,211

		4,508,510

Russia 13.5%

Banks 0.6%
Sberbank of Russia *	50,220	127,312

Energy 10.7%
Gazprom OAO	234,420	913,263
LUKOIL OAO *	16,587	908,193
NovaTek OAO GDR - Reg’d	479	60,641
Rosneft OJSC GDR - Reg’d	14,931	100,784
Surgutneftegas OAO *	405,000	311,179
Tatneft OAO *	19,260	113,623

		2,407,683

Materials 1.1%
Mechel ADR *	2,700	5,130
MMC Norilsk Nickel OJSC *	1,017	169,492
Severstal OAO GDR - Reg’d	4,442	36,824
Uralkali OJSC GDR - Reg’d	1,064	24,174

		235,620

Telecommunication Services 0.9%
Mobile TeleSystems OJSC ADR	5,679	97,792
Rostelecom OJSC ADR	3,150	51,944
Sistema JSFC GDR - Reg’d	2,484	61,479

		211,215

Utilities 0.2%
RusHydro JSC ADR	18,072	27,289
Russian Grids OAO *	1,215,000	22,246

		49,535

		3,031,365

South Africa 7.6%

Banks 0.8%
Barclays Africa Group Ltd.	2,781	34,327
Nedbank Group Ltd.	1,620	31,822
Standard Bank Group Ltd.	9,612	110,251

		176,400

Capital Goods 0.7%
Aveng Ltd. *	14,175	29,296
Barloworld Ltd.	4,770	47,763
Bidvest Group Ltd.	3,330	78,633

		155,692

Consumer Durables & Apparel 0.3%
Steinhoff International Holdings Ltd.	12,582	60,791

Diversified Financials 0.4%
FirstRand Ltd.	19,350	61,554
Remgro Ltd.	1,530	26,477

		88,031

Energy 1.4%
Sasol Ltd.	6,075	308,830

Food & Staples Retailing 0.1%
Shoprite Holdings Ltd.	1,827	23,961

Food, Beverage & Tobacco 0.1%
Tiger Brands Ltd.	1,143	26,010

Insurance 0.2%
Sanlam Ltd.	11,160	54,960

Materials 1.5%
Anglo American Platinum Ltd. *	837	35,805
AngloGold Ashanti Ltd.	2,844	50,450
ArcelorMittal South Africa Ltd. *	10,872	40,708
Gold Fields Ltd.	12,991	49,476
Impala Platinum Holdings Ltd.	8,091	85,868
Kumba Iron Ore Ltd.	837	34,721
Sappi Ltd. *	11,430	36,657

		333,685

Media 0.3%
Naspers Ltd., N Shares	612	73,997

Retailing 0.1%
Imperial Holdings Ltd.	2,052	32,380

62 See financial notes

 Schwab Fundamental Emerging Markets Large Company Index ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Telecommunication Services 1.7%
MTN Group Ltd.	13,707	251,254
Telkom S.A. SOC Ltd. *	32,958	95,636
Vodacom Group Ltd.	2,340	26,050

		372,940

		1,707,677

Taiwan 13.2%

Banks 0.3%
CTBC Financial Holding Co., Ltd.	51,980	33,540
Mega Financial Holding Co., Ltd.	40,990	32,740

		66,280

Capital Goods 0.3%
Far Eastern New Century Corp.	40,000	42,049
Walsin Lihwa Corp. *	108,000	33,614

		75,663

Consumer Durables & Apparel 0.2%
Pou Chen Corp.	30,000	40,052

Diversified Financials 0.2%
Fubon Financial Holding Co., Ltd.	30,000	41,933

Energy 0.2%
Formosa Petrochemical Corp.	18,000	46,221

Food, Beverage & Tobacco 0.2%
Uni-President Enterprises Corp.	22,000	36,742

Insurance 0.1%
Cathay Financial Holding Co., Ltd.	22,016	32,481

Materials 2.4%
China Steel Corp.	135,000	114,513
Formosa Chemicals & Fibre Corp.	54,000	137,415
Formosa Plastics Corp.	46,000	116,905
Nan Ya Plastics Corp.	54,000	115,671
Taiwan Cement Corp.	28,000	44,637

		529,141

Semiconductors & Semiconductor Equipment 3.0%
Advanced Semiconductor Engineering, Inc.	47,000	46,538
MediaTek, Inc.	7,000	102,812
Siliconware Precision Industries Co.	45,000	56,736
Taiwan Semiconductor Manufacturing Co., Ltd.	108,000	384,976
United Microelectronics Corp.	189,000	76,728

		667,790

Technology Hardware & Equipment 5.6%
Acer, Inc. *	110,000	65,532
Asustek Computer, Inc.	14,000	134,695
AU Optronics Corp. *	306,000	104,027
Compal Electronics, Inc.	144,000	97,432
Delta Electronics, Inc.	10,400	57,839
Hon Hai Precision Industry Co., Ltd.	119,700	331,864
HTC Corp.	19,000	85,286
Innolux Corp. *	90,000	32,081
Inventec Corp.	72,000	75,926
Lite-On Technology Corp.	30,000	44,112
Pegatron Corp.	36,000	48,360
Quanta Computer, Inc.	32,000	78,685
Synnex Technology International Corp.	20,000	34,194
Wistron Corp.	56,000	46,577
WPG Holdings Ltd.	27,000	32,081

		1,268,691

Telecommunication Services 0.7%
Chunghwa Telecom Co., Ltd.	37,500	113,869
Far EasTone Telecommunications Co., Ltd.	12,000	24,319
Taiwan Mobile Co., Ltd.	9,000	27,061

		165,249

		2,970,243

Thailand 1.1%

Energy 0.7%
PTT Exploration & Production PCL NVDR	8,100	38,235
PTT PCL NVDR	11,700	105,076
Thai Oil PCL NVDR	15,300	24,386

		167,697

Materials 0.2%
PTT Global Chemical PCL NVDR	14,400	33,103

Telecommunication Services 0.2%
Advanced Info Service PCL NVDR	5,400	34,924

		235,724

Trinidad 1.0%

Banks 0.4%
Akbank T.A.S.	8,699	22,562
Turkiye Garanti Bankasi A/S	10,170	27,945
Turkiye Halk Bankasi A/S	4,239	20,855
Turkiye Is Bankasi, C Shares	10,158	18,838

		90,200

Capital Goods 0.1%
KOC Holding A/S	9,684	35,919

Diversified Financials 0.1%
Haci Omer Sabanci Holding A/S	7,425	26,362

Energy 0.2%
Tupras-Turkiye Petrol Rafinerileri A/S	2,088	36,829

Telecommunication Services 0.2%
Turkcell Iletisim Hizmetleri A/S *	7,650	39,960

		229,270

Total Common Stock
(Cost $20,354,508)		20,012,776

Other Investment Companies 1.7% of net assets

United States 1.7%

Equity Funds 1.6%
iShares India 50 ETF	5,451	125,809
iShares MSCI Emerging Markets ETF	700	27,636
WisdomTree India Earnings Fund	11,505	194,435

		347,880

See financial notes 63

 Schwab Fundamental Emerging Markets Large Company Index ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Money Market Fund 0.1%
State Street Institutional U.S. Government Money Market Fund, Institutional Class 0.00% (b)	23,239	23,239

Total Other Investment Companies
(Cost $352,770)		371,119

Preferred Stock 9.2% of net assets

Brazil 6.9%

Banks 1.9%
Banco Bradesco S.A.	11,700	136,784
Itau Unibanco Holding S.A.	19,306	258,102
Itausa - Investimentos Itau S.A.	8,100	29,439

		424,325

Energy 1.6%
Petroleo Brasileiro S.A.	62,420	363,137

Materials 2.3%
Bradespar S.A.	2,610	23,809
Gerdau S.A.	15,364	94,973
Metalurgica Gerdau S.A.	10,800	82,803
Usinas Siderurgicas de Minas Gerais S.A., A Shares *	8,100	33,877
Vale S.A.	23,400	291,398

		526,860

Telecommunication Services 0.4%
Oi S.A.	17,100	26,279
Telefonica Brasil S.A.	3,150	57,957

		84,236

Utilities 0.7%
Centrais Eletricas Brasileiras S.A., B Shares	9,900	38,524
Companhia Energetica de Minas Gerais	10,868	62,479
Companhia Paranaense de Energia - Copel, B Shares	1,800	19,456
Eletropaulo Metropolitana Eletricidade de Sao Paulo S.A.	9,995	34,358

		154,817

		1,553,375

Colombia 0.1%

Banks 0.1%
Bancolombia S.A.	1,638	20,369

Republic of Korea 0.9%

Automobiles & Components 0.3%
Hyundai Motor Co.	180	23,269
Hyundai Motor Co. 2nd	270	36,675

		59,944

Consumer Durables & Apparel 0.1%
LG Electronics, Inc.	460	11,096

Materials 0.0%
LG Chem Ltd.	63	9,000

Semiconductors & Semiconductor Equipment 0.5%
Samsung Electronics Co., Ltd.	119	118,498

		198,538

Russia 1.3%

Banks 0.1%
Sberbank of Russia *	5,400	11,345

Energy 1.2%
AK Transneft OAO *	99	223,423
Surgutneftegas OAO *	80,100	59,768

		283,191

Telecommunication Services 0.0%
Rostelecom OJSC *	2,700	5,250

		299,786

Total Preferred Stock
(Cost $2,269,459)		2,072,068

Rights 0.0% of net assets

Brazil 0.0%

Banks 0.0%
Itausa - Investimentos Itau S.A. *	—	—

Total Rights
(Cost $—)		—

End of Investments.

At 02/28/14, the tax basis cost of the fund’s investments was $23,006,507 and the unrealized appreciation and depreciation were $808,175 and ($1,358,719), respectively, with a net unrealized depreciation of ($550,544).

*	Non-income producing security.
(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $192,178 or 0.9% of net assets.
(b)	The rate shown is the 7-day yield.

ADR —	American Depositary Receipt
ETF —	Exchange Traded Fund
GDR —	Global Depositary Receipt
NVDR —	Non-Voting Depositary Receipt
Reg’d —	Registered

64 See financial notes

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of:
Schwab Fundamental U.S. Broad Market Index ETF
Schwab Fundamental U.S. Large Company Index ETF
Schwab Fundamental U.S. Small Company Index ETF
Schwab Fundamental International Large Company Index ETF
Schwab Fundamental International Small Company Index ETF
Schwab Fundamental Emerging Markets Large Company Index ETF
We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Schwab Fundamental U.S. Broad Market Index ETF, Schwab Fundamental U.S. Large Company Index ETF, Schwab Fundamental U.S. Small Company Index ETF, Schwab Fundamental International Large Company Index ETF, Schwab Fundamental International Small Company Index ETF and Schwab Fundamental Emerging Markets Large Company Index ETF (six of the funds constituting Schwab Strategic Trust, hereafter referred to as the “Funds”) as of February 28, 2014, and for the period August 14, 2013 (commencement of operations) through February 28, 2014 and have issued our unqualified report thereon dated April 17, 2014 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audits included the audits of the Funds’ portfolio holdings (the “Portfolios”) as of February 28, 2014 appearing in Item 6 of this Form N-CSR. These Portfolios are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these Portfolios based on our audits.
In our opinion, the Portfolios referred to above, when read in conjunction with the financial statements of the Funds referred to above, presents fairly, in all material respects, the information set forth therein.
April 17, 2014
PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, CA 94111-4004
T: (415)498 5000, F: (415) 498 7000, www.pwc.com/us

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8: Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10: Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11: Controls and Procedures.
(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Principal Financial Officer, George Pereira, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)	During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.
Item 12: Exhibits.
(a) (1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3)	Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Schwab Strategic Trust – Schwab U.S. REIT ETF and Schwab Fundamental Index ETFs

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date:	April 14, 2014
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date:	April 14, 2014

By:	/s/ George Pereira
George Pereira
Principal Financial Officer

Date:	April 14, 2014